UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

☐	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
☐	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
☐	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
☐	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
☐	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
☐	PIMCO Investment Grade Corporate Bond Exchange-Traded Fund
☐	PIMCO Active Bond Exchange-Traded Fund
☐	PIMCO Commodity Strategy Active Exchange-Traded Fund
☐	PIMCO Enhanced Low Duration Active Exchange-Traded Fund
☐	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
☐	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund
☐	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
☐	PIMCO Multisector Bond Active Exchange-Traded Fund
☐	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund
☐	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund
☐	PIMCO Senior Loan Active Exchange-Traded Fund
☐	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
☐	PIMCO Ultra Short Government Active Exchange-Traded Fund

PIMCO ETF TRUST

Annual Report

June 30, 2023

Index Exchange-Traded Funds

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund | EMNT | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Multisector Bond Active Exchange-Traded Fund | PYLD | NYSE Arca

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund | MINO | NYSE Arca

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund | PRFD | NYSE Arca

PIMCO Senior Loan Active Exchange-Traded Fund | LONZ | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

PIMCO Ultra Short Government Active Exchange-Traded Fund | BILZ | NYSE Arca

PIMCO Commodity Strategy Active Exchange-Traded Fund | CMDT | NYSE Arca

		Page

Market Insights		2

Important Information About the Funds		3

Expense Examples		26

Financial Highlights		28

Statements of Assets and Liabilities		32

Consolidated Statement of Assets and Liabilities		34

Statements of Operations		35

Consolidated Statement of Operations		38

Statements of Changes in Net Assets		39

Consolidated Statements of Changes in Net Assets		43

Notes to Financial Statements		143

Report of Independent Registered Public Accounting Firm		175

Glossary		177

Federal Income Tax Information		178

Distribution Information		180

Approval of Investment Management Agreement		183

Management of the Trust		186

Privacy Policy		189

Liquidity Risk Management Program		190

Fund	Fund Summary	Schedule of Investments

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	44

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	45

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	46

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	47

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	48

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	58

PIMCO Active Bond Exchange-Traded Fund	14	70

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	15	80

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	16	87

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	17	92

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	18	100

PIMCO Multisector Bond Active Exchange-Traded Fund	19	107

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	20	112

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	21	117

PIMCO Senior Loan Active Exchange-Traded Fund	22	122

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	23	127

PIMCO Ultra Short Government Active Exchange-Traded Fund	24	133

PIMCO Commodity Strategy Active Exchange-Traded Fund(1)	25	135

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended June 30, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

Amid elevated inflation in many countries during the reporting period, the global economy faced challenges from higher interest rates, tighter credit conditions stemming from the turmoil in the banking sector (especially in the United States (“U.S.”)), and geopolitical concerns. While the U.S. economy showed signs of resilience, some European economies experienced slower growth over the reporting period.

Continued central bank efforts to combat inflation

While inflation remained elevated over the reporting period, many central banks raised interest rates to rein in rising prices. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate at 10 consecutive meetings, beginning in March 2022 through May 2023. In June 2023, the Fed then paused from raising rates in order to “assess additional information and its implications for monetary policy.” Meanwhile, the Bank of England and European Central Bank raised interest rates for the 13th and eighth consecutive time, respectively, as of June 2023. In contrast, the Bank of Japan maintained its accommodative monetary policy stance.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury rose over the reporting period, as did 10-year bond yields in most other developed market countries. The overall global credit bond market delivered positive total returns. Higher-rated global bonds underperformed lower-rated bonds. Global equities rallied, while commodity prices were volatile and produced mixed returns. The U.S. dollar weakened against the euro and the British pound, but appreciated against the Japanese yen.

Amid evolving conditions, we will continue to work diligently to navigate global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals, and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO ETF Trust

Total Returns of Certain Asset Classes for the Period Ended June 30, 2023

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	19.59%

Global equities (MSCI World Index, USD)	18.51%

European equities (MSCI Europe Index, EUR)	16.72%

Emerging market equities (MSCI Emerging Markets Index, EUR)	1.75%

Japanese equities (Nikkei 225 Index, JPY)	28.61%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	11.38%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.85%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	9.48%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	1.36%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	0.07%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO ETF TRUST

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Commodity Strategy Active Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Multisector Bond Active Exchange-Traded Fund, PIMCO Municipal Income Opportunities Active Exchange-Traded Fund, PIMCO Preferred and Capital Securities Active Exchange-Traded Fund, PIMCO Senior Loan Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, and PIMCO Ultra Short Government Active Exchange-Traded Fund unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds, except PIMCO Active Bond Exchange-Traded Fund, will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”), and the shares of the PIMCO Active Bond Exchange-Traded Fund are listed and traded at market prices on the New York Stock Exchange (“NYSE”), each a national securities exchange, and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectuses, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

ANNUAL REPORT	|	JUNE 30, 2023	3

Important Information About the Funds	(Cont.)

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

4	PIMCO ETF TRUST

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	12/10/19	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Multisector Bond Active Exchange-Traded Fund	06/21/23	Diversified
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	09/08/21	Diversified
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	01/18/23	Diversified
PIMCO Senior Loan Active Exchange-Traded Fund	06/08/22	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified
PIMCO Ultra Short Government Active Exchange-Traded Fund	06/21/23	Diversified
PIMCO Commodity Strategy Active Exchange-Traded Fund	05/09/23	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

ANNUAL REPORT	|	JUNE 30, 2023	5

Important Information About the Funds	(Cont.)

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available upon request by, calling PIMCO at (888) 400-4ETF.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

6	PIMCO ETF TRUST

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

On May 19, 2023, a supplement was filed to provide notification of a change to the definition of “Capital Securities” for purposes of the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund’s 80% policy. As of July 31, 2023, the definition of “Capital Securities” will include “(1) securities issued by U.S. and non U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements and (2) securities, which may include instruments referred to as hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt.”

ANNUAL REPORT	|	JUNE 30, 2023	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

U.S. Treasury Obligations	99.6%

Short-Term Instruments	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	10 Years	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	(12.87)%	(2.38)%	2.24%	4.21%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	(12.75)%	(2.30)%	2.25%	4.22%
The ICE BofAML Long U.S. Treasury Principal STRIPS Index±	(12.98)%	(2.24)%	2.46%	4.35%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML Long U.S. Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (STRIPS) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.15%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»

U.S. interest rate strategies including duration, curve positioning, and instrument selection contributed to performance due to underweight exposure to the back end of the curve, as U.S. Treasury yields rose.

»	There were no other material contributors or detractors for this Fund.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

U.S. Treasury Obligations	99.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	10 Years	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(0.71)%	2.42%	1.47%	1.88%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(0.67)%	2.42%	1.47%	1.88%
The ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index±	(0.60)%	2.61%	1.68%	2.09%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.20%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields detracted from absolute performance for both the Fund and the 1-5 Year U.S. Treasury Inflation-Protected Securities (“TIPS”) Index, as real yields moved higher.

»	No other material contributors or detractors over the period.

ANNUAL REPORT	|	JUNE 30, 2023	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

U.S. Treasury Obligations	99.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	10 Years	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(3.33)%	1.06%	2.50%	3.98%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(3.27)%	1.06%	2.52%	3.98%
The ICE BofAML 15+ Year U.S. Inflation-Linked Treasury Index±	(3.49)%	1.20%	2.67%	4.17%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.20%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields detracted from absolute performance for both the Fund and the 15+ Year U.S. Treasury Inflation-Protected Securities (“TIPS”) Index, as real yields moved higher.

»	No other material contributors or detractors over the period.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

U.S. Treasury Obligations	99.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	10 Years	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(1.06)%	2.31%	1.98%	2.96%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(0.94)%	2.31%	1.99%	2.96%
The ICE BofAML U.S. Inflation-Linked Treasury Index±	(1.41)%	2.47%	2.15%	3.14%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.20%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields detracted from absolute performance for both the Fund and the U.S. Treasury Inflation-Protected Securities (“TIPS”) Index, as real yields moved higher.

»	No other material contributors or detractors over the period.

ANNUAL REPORT	|	JUNE 30, 2023	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

Corporate Bonds & Notes	83.0%

Short-Term Instruments	15.3%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	10 Years	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	8.99%	2.90%	3.72%	4.23%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	9.26%	3.06%	3.73%	4.26%
ICE BofAML 0-5 Year US High Yield Constrained Index±	9.09%	3.35%	4.20%	4.76%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.55%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»

Security selection within the forest products, paper, and packaging sector, specifically overweight exposure to a food and beverage package producer, contributed to performance, as spreads tightened amid the continued focus on deleveraging.

»	Underweight exposure to duration contributed to performance, as rates rose amid the U.S. Federal Reserve rate hike cycle.

»	Underweight exposure to the retailers sector contributed to performance, as the sector underperformed the broader high yield market amid secular headwinds to the industry.

»

Security selection within the finance and insurance sector, specifically underweight exposure to a Chinese transportation and asset leasing company, detracted from performance, as spreads tightened amid China’s post-pandemic reopening.

»

Security selection within the telecommunications sector, specifically overweight exposure to a U.S.-based satellite operator, detracted from performance, as the company underperformed amid its restructuring process.

»

Security selection within commercial mortgage backed securities and real estate investment trusts, specifically underweight exposure to a firm focused in hotel properties, detracted from performance, as spreads tightened amid global recovery in travel.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

Industrials	47.2%

Banking & Finance	35.0%

Utilities	12.9%

U.S. Treasury Obligations	4.2%

Short-Term Instruments	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	10 Years	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	2.12%	2.01%	2.78%	3.14%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	2.15%	2.06%	2.83%	3.15%
ICE BofAML U.S. Corporate Index±	1.69%	1.85%	2.69%	3.17%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofAML US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.20%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»

Security selection within the utilities sector, specifically overweight exposure to a U.S. electricity company, contributed to performance, as spreads tightened amid the reduction of capital expenditures, dividend payouts, and non-core assets.

»

Security selection within the banks and brokerage sector, specifically underweight exposure to a select U.S. regional bank, contributed to performance, as spreads widened amid heightened deposit outflows in the second quarter of 2023.

»	Underweight exposure to duration contributed to performance, as rates rose amid the U.S. Federal Reserve rate hike cycle.

»	Security selection within emerging markets, specifically underweight exposure to a Middle Eastern oil company, detracted from performance, as spreads tightened amid rising energy prices.

»	Underweight exposure to the automotive industry detracted from performance, as spreads tightened amid normalizing production and sales.

»

Specialty finance positioning, particularly overweight exposure in March 2023 and underweight exposure in the third quarter of 2022, detracted from performance, as spreads widened in March 2023 amid growing volatility and spreads tightened in the third quarter of 2022 amid elevated profit levels in the financial sector.

ANNUAL REPORT	|	JUNE 30, 2023	13

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

U.S. Government Agencies	37.6%

Corporate Bonds & Notes	20.8%

U.S. Treasury Obligations	17.0%

Asset-Backed Securities	14.0%

Non-Agency Mortgage-Backed Securities	6.9%

Municipal Bonds & Notes	1.4%

Preferred Securities	1.2%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	10 Years	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	(0.13)%	0.74%	1.83%	2.44%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	(0.23)%	0.75%	1.84%	2.44%
Bloomberg U.S. Aggregate Index±	(0.94)%	0.77%	1.52%	1.41%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.56%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to investment grade corporate credit, particularly a preference for financials, contributed to relative performance, as spreads tightened.

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Long exposure to senior securitized assets, particularly AAA-rated collateralized loan obligations, contributed to returns, as spreads tightened.

»	Exposure to emerging market external debt contributed to relative performance, as spreads tightened.

»	Short exposure to U.K. and U.S. breakeven inflation in July and August of 2022 detracted from relative performance, as breakeven inflation rates rose.

»	Local rate exposure in Canada detracted from relative performance during the first half of the reporting period, as yields rose.

»	There were no other material detractors for this Fund.

14	PIMCO ETF TRUST

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

U.S. Treasury Obligations	29.1%

Corporate Bonds & Notes	26.4%

Asset-Backed Securities	23.8%

Non-Agency Mortgage-Backed Securities	10.4%

U.S. Government Agencies	8.2%

Short-Term Instruments	1.5%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	0.54%	1.17%	1.60%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	0.53%	1.12%	1.59%
ICE BofAML 1-3 Year U.S. Treasury Index±	0.13%	0.95%	0.77%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.53%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to investment grade corporate credit, specifically financials and industrials, contributed to relative performance, as corporate credit spreads tightened.

»	Underweight exposure to United States (“U.S.”) duration contributed to relative performance, as interest rates rose.

»	Overweight exposure to collateralized loan obligations contributed to relative performance, as spreads tightened.

»	Underweight exposure to investment grade corporate credit default swap indices detracted from relative performance, as investment grade corporate spreads tightened.

»	A long bias to the Japanese yen versus the U.S. dollar detracted from relative performance, as the Japanese yen depreciated.

»	A long bias to the Australian dollar versus the U.S. dollar detracted from relative performance, as the Australian dollar depreciated.

ANNUAL REPORT	|	JUNE 30, 2023	15

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

Ticker Symbol - EMNT

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

Corporate Bonds & Notes	49.9%

Short-Term Instruments	24.6%

Asset-Backed Securities	14.8%

U.S. Government Agencies	5.8%

Non-Agency Mortgage-Backed Securities	3.8%

Sovereign Issues	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	Fund Inception (12/10/2019)
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (Based on Net Asset Value)	3.56%	1.29%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (At Market Price)(1)(2)	3.48%	1.28%
FTSE 3-Month Treasury Bill Index±	3.75%	1.29%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on December 10, 2019, but was not listed for trading until December 12, 2019. Accordingly, there is no Market Price information for December 10, 2019 through December 11, 2019.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.37%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, while incorporating PIMCO’s ESG investment strategy. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to investment grade corporate credit, specifically in the financial sector, contributed to relative performance, as spreads tightened.

»	Overweight exposure to agency mortgage-backed securities detracted from relative performance, as spreads widened.

»	Overweight exposure to U.S. duration detracted from relative performance, as interest rates rose.

»	Overweight exposure to U.K. duration detracted from relative performance, as local interest rates rose.

»	There were no other material contributors for this Fund.

16	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

Corporate Bonds & Notes	37.9%

Short-Term Instruments	26.1%

Asset-Backed Securities	22.1%

U.S. Government Agencies	7.0%

Non-Agency Mortgage-Backed Securities	5.0%

Sovereign Issues	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	10 Years	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	4.09%	1.54%	1.40%	1.38%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	4.10%	1.55%	1.40%	1.38%
FTSE 3-Month Treasury Bill Index±	3.75%	1.57%	0.98%	0.74%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.36%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to investment grade corporate credit, specifically in the financial sector, contributed to relative performance, as spreads tightened.

»	Overweight exposure to select securitized credit, primarily from collateralized loan obligations, contributed to relative performance, as spreads tightened.

»	Underweight exposure to U.S. duration during the second quarter of 2023 contributed to relative performance, as interest rates rose.

»	Overweight exposure to agency mortgage-backed securities detracted from relative performance, as spreads widened in the sector.

»	Overweight exposure to agency debt detracted from relative performance, as spreads widened in the sector.

ANNUAL REPORT	|	JUNE 30, 2023	17

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.9%

Ad Valorem Property Tax	13.9%

Natural Gas Revenue	7.2%

Income Tax Revenue	6.0%

Water Revenue	5.9%

Miscellaneous Revenue	5.5%

Electric Power & Light Revenue	5.3%

Tobacco Settlement Funded	4.5%

Sales Tax Revenue	4.5%

Highway Revenue Tolls	3.8%

Fuel Sales Tax Revenue	3.2%

Industrial Revenue	3.1%

General Fund	2.6%

Lease (Appropriation)	2.5%

Appropriations	2.2%

Port, Airport & Marina Revenue	2.1%

Nuclear Revenue	1.9%

College & University Revenue	1.2%

Sewer Revenue	1.1%

Other	3.6%

Short-Term Instruments	4.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	10 Years	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	3.26%	1.81%	2.17%	2.53%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	3.44%	1.82%	2.21%	2.53%
Bloomberg 1-15 Year Municipal Bond Index±	2.78%	1.83%	2.34%	2.77%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.35%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight duration positioning contributed to performance, as municipal yields broadly rose.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the education sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the electric utility sector detracted from performance, as the sector underperformed the broader municipal market.

18	PIMCO ETF TRUST

PIMCO Multisector Bond Active Exchange-Traded Fund

Ticker Symbol - PYLD

Allocation Breakdown as of June 30, 2023†§

Corporate Bonds & Notes	38.4%

U.S. Government Agencies	24.0%

Short-Term Instruments	19.5%

U.S. Treasury Obligations	9.6%

Asset-Backed Securities	5.9%

Non-Agency Mortgage-Backed Securities	1.7%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

A line graph is not included since the Fund has less than six months of performance.

Investment Objective and Strategy Overview

PIMCO Multisector Bond Active Exchange-Traded Fund seeks to maximize yield and long term capital appreciation consistent with prudent investment management, by investing, under normal circumstances, at least 80% of its assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally allocate its assets among several investment sectors, without limitation, which may include: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund’s exposure to any one investment sector will vary over time. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

ANNUAL REPORT	|	JUNE 30, 2023	19

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

Ticker Symbol - MINO

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	18.1%

Port, Airport & Marina Revenue	7.1%

Sales Tax Revenue	6.7%

Tobacco Settlement Funded	6.3%

Electric Power & Light Revenue	6.1%

Industrial Revenue	5.6%

Natural Gas Revenue	4.2%

Miscellaneous Revenue	3.9%

Appropriations	3.7%

Ad Valorem Property Tax	3.6%

Local or Guaranteed Housing	2.7%

Special Assessment	2.5%

Lease (Appropriation)	2.5%

General Fund	2.1%

Economic Development Revenue	2.0%

College & University Revenue	1.9%

Highway Revenue Tolls	1.7%

Water Revenue	1.7%

Miscellaneous Taxes	1.5%

Income Tax Revenue	1.2%

Other	4.1%

Short-Term Instruments	9.3%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	Fund Inception (09/08/2021)
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund (Based on Net Asset Value)	4.87%	(3.68)%
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund (At Market Price)(1)	4.67%	(3.70)%
Bloomberg Municipal Bond Index±	3.19%	(3.40)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.49%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund seeks current income exempt from federal income tax and long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight duration positioning contributed to performance, as municipal yields broadly rose.

»	Security selection within the industrial revenue sector contributed to performance, as the sector underperformed the broader municipal market.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the education sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the water and sewer sector detracted from performance, as the sector underperformed the broader municipal market.

20	PIMCO ETF TRUST

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund

Ticker Symbol - PRFD

Allocation Breakdown as of June 30, 2023†§

Corporate Bonds & Notes	49.4%

Preferred Securities	44.9%

U.S. Treasury Obligations	3.0%

Short-Term Instruments	2.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

A line graph is not included since the Fund has less than six months of performance.

Average Annual Total Return for the period ended June 30, 2023

Fund Inception (01/18/2023)*
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund (Based on Net Asset Value)	(5.20)%
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund (At Market Price)(1)	(5.12)%
ICE BofA US All Capital Securities Index±	(3.54)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofA US All Capital Securities Index tracks the performance of fixed rate, US dollar denominated hybrid corporate and preferred securities publicly issued in the US domestic market. Qualifying securities must be rated by Moody’s, S&P or Fitch. Floating rate coupon or dividend securities are excluded, but zero, step and rating-dependent coupons are included.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.88%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund seeks maximum total return, with a secondary objective of income generation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include (1) securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements and (2) securities, which may include instruments referred to as hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt. Preferred securities and Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to Preferred securities of a select U.S. regional bank contributed to performance, as the bank collapsed amid broader volatility in the U.S. regional bank sector.

»

Security selection within senior financials, particularly overweight exposure to a major Swiss bank, contributed to performance, as spreads tightened amid its takeover by another major Swiss bank in March 2023.

»	Security selection within insurance capital, particularly an overweight to a U.S. insurance company, contributed to performance, as spreads tightened.

»

Security selection within Swiss Additional Tier 1 securities, particularly overweight exposure to a major Swiss bank, detracted from performance, as the bank was taken over by another major Swiss bank following its collapse in March 2023.

»	Overweight exposure to Preferred securities of a select U.S. regional bank detracted from performance, as the bank collapsed amid broader volatility in the U.S. regional bank sector.

»	Overweight exposure to German, French, and U.K. Additional Tier 1 securities detracted from performance, as spread widened amid broader volatility in the global banking sector.

ANNUAL REPORT	|	JUNE 30, 2023	21

PIMCO Senior Loan Active Exchange-Traded Fund

Ticker Symbol - LONZ

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

Loan Participations and Assignments	84.8%

Short-Term Instruments	7.7%

Corporate Bonds & Notes	7.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	Fund Inception (06/08/2022)
PIMCO Senior Loan Active Exchange-Traded Fund (Based on Net Asset Value)	10.98%	6.54%
PIMCO Senior Loan Active Exchange-Traded Fund (At Market Price)(1)	10.73%	6.55%
iBoxx USD Liquid Leveraged Loans Index±	11.02%	6.83%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± iBoxx USD Liquid Leveraged Loans Index comprises approximately 100 of the most liquid, tradable USD leveraged loans. Index constituents are derived using selection criteria such as loan type, minimum size, liquidity, credit ratings, initial spreads and minimum time to maturity.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.72%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Senior Loan Active Exchange-Traded Fund seeks to provide current income consistent with prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of Senior Loans, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Senior Loans” include senior secured floating rate bank loans, also referred to as leveraged loans, bank loans and floating rate loans, that are first or second lien loans. The Fund may also invest in collateralized loan obligations and high-yield corporate debt securities, which may also be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the gaming & lodging sector contributed to performance, as prices of an overweight position within the sector rose.

»	Underweight exposure to the media, entertainment & publishing sector contributed to performance, as the sector underperformed the broader market.

»	Overweight exposure to gaming & lodging sector contributed to performance, as the sector outperformed the broader market.

»	Security selection in the technology sector detracted from performance, as prices of an overweight position within the sector fell.

»	Security selection in the media, entertainment & publishing sector detracted from performance, as prices of an overweight position within the sector fell.

»	Security selection in the healthcare sector detracted from performance, as prices of an overweight position within the sector fell.

22	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	14.0%

Ad Valorem Property Tax	13.1%

Electric Power & Light Revenue	10.3%

Natural Gas Revenue	7.2%

College & University Revenue	4.8%

Water Revenue	4.3%

Industrial Revenue	3.3%

Sales Tax Revenue	3.2%

General Fund	3.2%

Economic Development Revenue	3.2%

Highway Revenue Tolls	3.0%

Local or Guaranteed Housing	2.5%

Port, Airport & Marina Revenue	2.3%

Lease (Appropriation)	2.2%

Tobacco Settlement Funded	2.1%

Income Tax Revenue	2.0%

Fuel Sales Tax Revenue	1.5%

Lease (Abatement)	1.5%

Hotel Occupancy Tax	1.1%

Other	4.4%

Short-Term Instruments	10.6%

U.S. Treasury Obligations	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	10 Years	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	2.16%	1.29%	1.08%	1.10%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	1.93%	1.30%	1.09%	1.09%
Bloomberg 1-Year Municipal Bond Index±	1.24%	1.05%	0.91%	0.96%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.35%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight duration positioning contributed to performance, as rates broadly rose.

»	Security selection within the healthcare sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2023	23

PIMCO Ultra Short Government Active Exchange-Traded Fund

Ticker Symbol - BILZ

Allocation Breakdown as of June 30, 2023†§

Short-Term Instruments	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

A line graph is not included since the Fund has less than six months of performance.

Investment Objective and Strategy Overview

PIMCO Ultra Short Government Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity investing under normal circumstances at least 80% of its assets in U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

24	PIMCO ETF TRUST

PIMCO Commodity Strategy Active Exchange-Traded Fund (Consolidated)

Ticker Symbol - CMDT

Allocation Breakdown as of June 30, 2023†§

Short-Term Instruments	79.6%

Corporate Bonds & Notes	17.8%

Sovereign Issues	1.7%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

A line graph is not included since the Fund has less than six months of performance.

Average Annual Total Return for the period ended June 30, 2023

Fund Inception (05/09/2023)*
PIMCO Commodity Strategy Active Exchange-Traded Fund (Based on Net Asset Value)	0.92%
PIMCO Commodity Strategy Active Exchange-Traded Fund (At Market Price)(1)	0.84%
Bloomberg Commodity Index Total Return±	(1.26)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 1.16%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Commodity Strategy Active Exchange-Traded Fund seeks total return which exceeds that of the Bloomberg Commodity Index Total Return, consistent with prudent investment management, by investing, under normal circumstances, in commodity-linked derivative instruments backed by an actively managed and diversified portfolio of Fixed Income Instruments of varying maturities and may also invest directly in commodities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Relative value positions in grains, particularly a preference for wheat against corn in the latter half of June, contributed to relative performance, as wheat outperformed corn.

»	Underweight exposure to precious metals, particularly gold, contributed to relative performance, as the subsector posted negative returns.

»	Underweight exposure to base metals contributed to relative performance, as the subsector posted negative returns.

»	Overweight exposure to petroleum contributed to relative performance, as the subsector posted positive returns.

»	Underweight exposure to livestock detracted from relative performance, as the subsector posted positive returns.

»	Underweight exposure to soybean oil detracted from relative performance, as the commodity posted positive returns.

»	Underweight exposure to natural gas detracted from relative performance, as the natural gas subsector posted positive returns.

ANNUAL REPORT	|	JUNE 30, 2023	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, management fees and other Fund expenses. You may also pay brokerage commissions on your purchases and sales of Fund shares, which are not reflected in the Example. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from January 1, 2023 to June 30, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,060.50	$0.77	$1,000.00	$1,024.05	$0.75	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,013.50	1.00	1,000.00	1,023.80	1.00	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,043.00	1.01	1,000.00	1,023.80	1.00	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,021.40	1.00	1,000.00	1,023.80	1.00	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,048.10	2.84	1,000.00	1,022.02	2.81	0.56
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,036.00	1.26	1,000.00	1,023.55	1.25	0.25
PIMCO Active Bond Exchange-Traded Fund	1,000.00	1,027.50	2.92	1,000.00	1,021.92	2.91	0.58
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	1,010.70	2.74	1,000.00	1,022.07	2.76	0.55
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,000.00	1,025.70	1.26	1,000.00	1,023.55	1.25	0.25
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,029.40	1.76	1,000.00	1,023.06	1.76	0.35
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,022.40	1.76	1,000.00	1,023.06	1.76	0.35
PIMCO Multisector Bond Active Exchange-Traded Fund(a)	1,000.00	1,000.80	0.17	1,000.00	1,022.02	2.81	0.56
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	1,000.00	1,040.30	2.02	1,000.00	1,022.81	2.01	0.40
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund(b)	1,000.00	948.00	3.30	1,000.00	1,021.08	3.76	0.75
PIMCO Senior Loan Active Exchange-Traded Fund	1,000.00	1,060.70	2.76	1,000.00	1,022.12	2.71	0.54
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,015.90	1.75	1,000.00	1,023.06	1.76	0.35

26	PIMCO ETF TRUST

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Ultra Short Government Active Exchange-Traded Fund(a)	$1,000.00	$1,001.50	$0.05	$1,000.00	$1,024.05	$0.75	0.15%
PIMCO Commodity Strategy Active Exchange-Traded Fund (Consolidated) (c)	1,000.00	1,008.40	1.03	1,000.00	1,021.37	3.46	0.69

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 06/21/23 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Fund, multiplied by the average account value over the period, multiplied by 11/365 (to reflect the period since inception date of 06/21/23). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal year.

(b) The Beginning Account Value is reflective as of 01/18/23 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Fund, multiplied by the average account value over the period, multiplied by 165/365 (to reflect the period since inception date of 01/18/23). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal year.

(c) The Beginning Account Value is reflective as of 05/09/23 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Fund, multiplied by the average account value over the period, multiplied by 54/365 (to reflect the period since inception date of 05/09/23). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal year.

ANNUAL REPORT	|	JUNE 30, 2023	27

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

06/30/2023	$108.27	$3.12	$(16.97)	$(13.85)	$(2.59)	$0.00	$0.00	$(2.59)

06/30/2022	145.38	2.59	(37.32)	(34.73)	(2.38)	0.00	0.00	(2.38)

06/30/2021	173.14	2.49	(27.75)	(25.26)	(2.50)	0.00	0.00	(2.50)

06/30/2020	128.17	2.99	45.06	48.05	(3.08)	0.00	0.00	(3.08)

06/30/2019	115.51	3.15	12.73	15.88	(3.22)	0.00	0.00	(3.22)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

06/30/2023	$52.31	$1.66	$(2.01)	$(0.35)	$(1.66)	$0.00	$0.00	$(1.66)

06/30/2022	55.05	2.97	(2.83)	0.14	(2.88)	0.00	0.00	(2.88)

06/30/2021	53.21	1.85	1.35	3.20	(1.36)	0.00	0.00	(1.36)

06/30/2020	52.62	0.26	1.56	1.82	(1.07)	0.00	(0.16)	(1.23)

06/30/2019	51.76	0.97	0.64	1.61	(0.75)	0.00	0.00	(0.75)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

06/30/2023	$65.19	$3.08	$(5.12)	$(2.04)	$(3.14)	$0.00	$0.00	$(3.14)

06/30/2022	86.49	4.78	(21.26)	(16.48)	(4.82)	0.00	0.00	(4.82)

06/30/2021	83.31	2.10	2.85	4.95	(1.77)	0.00	0.00	(1.77)

06/30/2020	69.61	0.19	15.22	15.41	(1.71)	0.00	(0.00)	(1.71)

06/30/2019	67.57	1.58	1.72	3.30	(1.26)	0.00	0.00	(1.26)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

06/30/2023	$57.62	$3.34	$(3.90)	$(0.56)	$(2.98)	$0.00	$0.00	$(2.98)

06/30/2022	65.77	3.65	(7.47)	(3.82)	(3.79)	(0.54)	0.00	(4.33)

06/30/2021	63.20	2.07	1.89	3.96	(1.39)	0.00	0.00	(1.39)

06/30/2020	59.46	0.22	4.82	5.04	(1.09)	0.00	(0.21)	(1.30)

06/30/2019	57.61	1.08	1.57	2.65	(0.80)	0.00	0.00	(0.80)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

06/30/2023	$88.56	$5.18	$2.56	$7.74	$(5.32)	$0.00	$0.00	$(5.32)

06/30/2022	99.99	3.33	(11.31)	(7.98)	(3.45)	0.00	0.00	(3.45)

06/30/2021	91.45	3.70	9.16	12.86	(4.32)	0.00	0.00	(4.32)

06/30/2020	100.71	4.08	(8.54)	(4.46)	(4.80)	0.00	0.00	(4.80)

06/30/2019	100.07	4.63	0.90	5.53	(4.89)	0.00	0.00	(4.89)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

06/30/2023	$96.33	$3.67	$(1.69)	$1.98	$(3.54)	$0.00	$0.00	$(3.54)

06/30/2022	114.60	2.64	(18.11)	(15.47)	(2.72)	(0.08)	0.00	(2.80)

06/30/2021	114.04	2.92	0.79	3.71	(3.01)	(0.14)	0.00	(3.15)

06/30/2020	107.27	3.40	6.88	10.28	(3.51)	0.00	0.00	(3.51)

06/30/2019	100.41	3.44	6.96	10.40	(3.54)	0.00	0.00	(3.54)

PIMCO Active Bond Exchange-Traded Fund

06/30/2023	$95.16	$3.65	$(3.80)	$(0.15)	$(3.39)	$0.00	$0.00	$(3.39)

06/30/2022	111.01	2.52	(15.52)	(13.00)	(2.85)	0.00	0.00	(2.85)

06/30/2021	111.39	2.27	0.16	2.43	(2.81)	0.00	0.00	(2.81)

06/30/2020	107.54	2.88	4.42	7.30	(3.45)	0.00	0.00	(3.45)

06/30/2019	103.19	3.54	4.49	8.03	(3.68)	0.00	0.00	(3.68)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

06/30/2023	$96.16	$3.30	$(2.83)	$0.47	$(2.77)	$0.00	$0.00	$(2.77)

06/30/2022	101.78	1.43	(5.87)	(4.44)	(1.18)	0.00	0.00	(1.18)

06/30/2021	101.79	1.16	0.43	1.59	(1.60)	0.00	0.00	(1.60)

06/30/2020	100.15	2.61	2.06	4.67	(3.03)	0.00	0.00	(3.03)

06/30/2019	99.61	2.96	0.62	3.58	(3.04)	0.00	0.00	(3.04)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

06/30/2023	$98.43	$3.15	$0.27	$3.42	$(3.91)	$0.00	$0.00	$(3.91)

06/30/2022	100.66	0.67	(2.11)	(1.44)	(0.71)	(0.08)	0.00	(0.79)

06/30/2021	100.64	0.74	0.26	1.00	(0.98)	0.00	0.00	(0.98)

12/10/2019 - 06/30/2020	100.00	1.04	0.49	1.53	(0.89)	0.00	0.00	(0.89)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

06/30/2023	$99.13	$3.48	$0.49	$3.97	$(3.32)	$0.00	$0.00	$(3.32)

06/30/2022	101.99	0.67	(2.90)	(2.23)	(0.62)	(0.01)	0.00	(0.63)

06/30/2021	101.65	0.52	0.39	0.91	(0.57)	0.00	0.00	(0.57)

06/30/2020	101.75	2.06	0.15	2.21	(2.31)	0.00	0.00	(2.31)

06/30/2019	101.58	2.73	0.11	2.84	(2.67)	0.00	0.00	(2.67)

28	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

$91.83	(12.87)%	$947,726	0.15%	0.15%	0.15%	0.15%	3.30%	26%

108.27	(24.29)	435,244	0.15	0.15	0.15	0.15	1.90	12

145.38	(14.70)	395,447	0.15	0.15	0.15	0.15	1.59	25

173.14	37.97	375,713	0.15	0.15	0.15	0.15	1.98	14

128.17	14.17	265,315	0.15	0.15	0.15	0.15	2.79	21

$50.30	(0.71)%	$833,417	0.20%	0.20%	0.20%	0.20%	3.26%	25%

52.31	0.18	1,575,509	0.20	0.20	0.20	0.20	5.46	23

55.05	6.07	972,716	0.20	0.20	0.20	0.20	3.40	26

53.21	3.52	628,978	0.20	0.20	0.20	0.20	0.49	30

52.62	3.17	748,304	0.20	0.20	0.20	0.20	1.89	36

$60.01	(3.33)%	$670,356	0.20%	0.20%	0.20%	0.20%	4.99%	5%

65.19	(20.04)	620,606	0.20	0.20	0.20	0.20	5.69	4

86.49	6.00	602,828	0.20	0.20	0.20	0.20	2.46	4

83.31	22.47	614,024	0.20	0.20	0.20	0.20	0.25	9

69.61	5.06	178,903	0.20	0.20	0.20	0.20	2.45	6

$54.08	(1.06)%	$131,420	0.20%	0.20%	0.20%	0.20%	5.95%	213%

57.62	(6.25)	194,771	0.20	0.20	0.20	0.20	5.70	177

65.77	6.31	176,261	0.20	0.20	0.20	0.20	3.19	5

63.20	8.61	61,936	0.20	0.20	0.20	0.20	0.35	10

59.46	4.69	52,327	0.20	0.20	0.20	0.20	1.89	9

$90.98	8.98%	$1,100,838	0.56%	0.56%	0.55%	0.55%	5.71%	42%

88.56	(8.24)	1,115,806	0.55	0.55	0.55	0.55	3.43	45

99.99	14.35	2,239,839	0.55	0.55	0.55	0.55	3.81	65

91.45	(4.56)	1,156,826	0.56	0.56	0.55	0.55	4.22	36

100.71	5.71	1,460,224	0.56	0.56	0.55	0.55	4.66	27

$94.77	2.12%	$742,059	0.23%	0.23%	0.20%	0.20%	3.85%	17%

96.33	(13.77)	580,883	0.20	0.20	0.20	0.20	2.42	41

114.60	3.29	794,189	0.20	0.20	0.20	0.20	2.55	21

114.04	9.76	659,123	0.20	0.20	0.20	0.20	3.10	18

107.27	10.65	797,018	0.20	0.20	0.20	0.20	3.41	27

$91.62	(0.13)%	$3,478,849	0.58%	0.58%	0.55%	0.55%	3.93%	352%

95.16	(11.96)	3,224,915	0.56	0.56	0.55	0.55	2.37	368

111.01	2.20	4,282,895	0.55	0.55	0.55	0.55	2.04	273

111.39	6.92	3,400,704	0.57	0.57	0.55	0.55	2.65	146

107.54	7.99	2,422,925	0.73	0.73	0.55	0.55	3.42	155

$93.86	0.51%	$1,041,832	0.51%	0.51%	0.46%	0.46%	3.47%	133%

96.16	(4.38)	1,444,341	0.53	0.53	0.46	0.46	1.44	269

101.78	1.57	1,129,706	0.47	0.49	0.44	0.46	1.13	73

101.79	4.77	496,743	0.49	0.56	0.39	0.46	2.61	378

100.15	3.66	352,514	0.79	0.86	0.39	0.46	2.98	1,613

$97.94	3.56%	$150,823	0.24%	0.36%	0.24%	0.36%	3.20%	53%

98.43	(1.43)	184,071	0.25	0.37	0.24	0.36	0.67	75

100.66	0.99	153,000	0.25	0.37	0.25	0.37	0.74	120

100.64	1.54	87,553	0.27 *	0.51 *	0.24 *	0.48 *	1.87 *	102

$99.78	4.09%	$9,257,897	0.35%	0.35%	0.35%	0.35%	3.49%	35%

99.13	(2.20)	11,757,526	0.36	0.36	0.35	0.35	0.67	100

101.99	0.89	14,024,433	0.35	0.35	0.35	0.35	0.51	71

101.65	2.21	13,914,440	0.37	0.37	0.35	0.35	2.03	81

101.75	2.84	11,939,913	0.36	0.36	0.35	0.35	2.70	72

ANNUAL REPORT	|	JUNE 30, 2023	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

06/30/2023	$51.56	$1.48	$0.17	$1.65	$(1.39)	$0.00	$0.00	$(1.39)

06/30/2022	56.72	0.92	(5.19)	(4.27)	(0.89)	0.00	0.00	(0.89)

06/30/2021	55.73	0.97	1.00	1.97	(0.98)	0.00	0.00	(0.98)

06/30/2020	54.77	1.24	0.96	2.20	(1.24)	0.00	0.00	(1.24)

06/30/2019	52.84	1.40	1.93	3.33	(1.40)	0.00	0.00	(1.40)

PIMCO Multisector Bond Active Exchange-Traded Fund

06/21/2023 - 06/30/2023	$25.00	$0.04	$(0.02)	$0.02	$0.00	$0.00	$0.00	$0.00

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

06/30/2023	$44.06	$1.69	$0.40	$2.09	$(1.57)	$0.00	$0.00	$(1.57)

09/08/2021 - 06/30/2022	50.00	0.66	(6.07)	(5.41)	(0.53)	0.00	0.00	(0.53)

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund

01/18/2023 - 06/30/2023	$50.00	$1.11	$(3.69)	$(2.58)	$(0.81)	$0.00	$0.00	$(0.81)

PIMCO Senior Loan Active Exchange-Traded Fund

06/30/2023	$48.18	$3.93	$1.18	$5.11	$(3.42)	$0.00	$0.00	$(3.42)

06/08/2022 - 06/30/2022	50.00	0.06	(1.88)	(1.82)	0.00	0.00	0.00	0.00

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

06/30/2023	$49.56	$1.12	$(0.06)	$1.06	$(1.05)	$0.00	$0.00	$(1.05)

06/30/2022	51.41	0.34	(1.89)	(1.55)	(0.30)	0.00	0.00	(0.30)

06/30/2021	51.04	0.42	0.42	0.84	(0.47)	0.00	0.00	(0.47)

06/30/2020	50.53	0.81	0.51	1.32	(0.81)	0.00	0.00	(0.81)

06/30/2019	49.91	0.95	0.61	1.56	(0.94)	0.00	0.00	(0.94)

PIMCO Ultra Short Government Active Exchange-Traded Fund

06/21/2023 - 06/30/2023	$100.00	$0.18	$(0.03)	$0.15	$0.00	$0.00	$0.00	$0.00

PIMCO Commodity Strategy Active Exchange-Traded Fund (Consolidated)

05/09/2023 - 06/30/2023	$25.00	$0.18	$0.05	$0.23	$0.00	$0.00	$0.00	$0.00

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

30	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

$51.82	3.26%	$981,032	0.35%		0.35%		0.35%		0.35%		2.86%		47%

51.56	(7.63)	847,128	0.35		0.35		0.35		0.35		1.68		50

56.72	3.56	647,152	0.35		0.35		0.35		0.35		1.72		16

55.73	4.06	468,662	0.35		0.35		0.35		0.35		2.25		34

54.77	6.41	304,515	0.35		0.35		0.35		0.35		2.63		39

$25.02	0.08%	$65,053	0.55	%*	0.82	%*	0.55	%*	0.82	%*	4.29	%*	20%

$44.58	4.87%	$74,899	0.39%		0.49%		0.39%		0.49%		3.80%		84%

44.06	(10.89)	42,296	0.40	*	0.68	*	0.40	*	0.68	*	1.71	*	238

$46.61	(5.18)%	$93,214	0.74	%*	1.04	%*	0.69	%*	0.99	%*	5.18	%*	22%

$49.87	10.94%	$165,559	0.52%		0.72%		0.50%		0.70%		7.98%		46%

48.18	(3.64)	64,557	0.50	*	0.95	*	0.50	*	0.95	*	1.95	*	0

$49.57	2.16%	$525,450	0.35%		0.35%		0.35%		0.35%		2.26%		64%

49.56	(3.03)	562,994	0.35		0.35		0.35		0.35		0.67		64

51.41	1.66	452,932	0.35		0.35		0.35		0.35		0.83		27

51.04	2.64	176,581	0.35		0.35		0.35		0.35		1.60		55

50.53	3.17	96,505	0.35		0.35		0.35		0.35		1.91		49

$100.15	0.15%	$13,019	0.14	%*	0.69	%*	0.14	%*	0.69	%*	5.01	%*	0%

$25.23	0.92%	$198,722	0.64	%*	1.13	%*	0.63	%*	1.12	%*	4.10	%*	7%

ANNUAL REPORT	|	JUNE 30, 2023	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*^	$947,851	$831,675	$667,670	$131,080	$1,144,752	$748,551	$3,824,996
Investments in Affiliates	0	0	0	0	25,063	2,928	18,827
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	574	64	72
Over the counter	0	0	0	0	0	0	2
Cash	0	0	0	0	0	0	0
Deposits with counterparty	0	0	0	0	9,991	2,178	13,928
Foreign currency, at value	0	0	0	0	0	1	546
Receivable for investments sold	0	0	0	0	2,677	0	4,503
Receivable for TBA investments sold	0	0	0	0	0	0	464,474
Receivable for Fund shares sold	0	0	0	0	0	0	7,309
Interest and/or dividends receivable	1	1,892	2,804	364	18,164	8,613	27,633
Reimbursement receivable from PIMCO	0	0	0	0	0	0	8
Prepaid expenses	0	0	0	0	0	0	0
Other assets	0	0	0	0	0	0	0
Total Assets	947,852	833,567	670,474	131,444	1,201,221	762,335	4,362,298

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$632	$14,918	$17,142
Payable for sale-buyback transactions	0	0	0	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	0	0	1
Over the counter	0	0	0	0	0	0	54
Payable for investments purchased	0	0	0	0	73,941	2,299	0
Payable for TBA investments purchased	0	0	0	0	0	0	864,410
Payable for unfunded loan commitments	0	0	0	0	227	0	0
Payable upon return of securities loaned	0	0	0	0	25,063	2,928	0
Deposits from counterparty	0	0	0	0	0	0	174
Overdraft due to custodian	0	0	0	1	0	0	5
Accrued management fees	126	150	118	23	520	128	1,663
Accrued reimbursement to PIMCO	0	0	0	0	0	0	0
Other liabilities	0	0	0	0	0	0	0
Foreign capital gains tax payable	0	0	0	0	0	3	0
Total Liabilities	126	150	118	24	100,383	20,276	883,449

Net Assets	$947,726	$833,417	$670,356	$131,420	$1,100,838	$742,059	$3,478,849

Net Assets Consist of:

Paid in capital	$1,231,659	$937,175	$949,945	$164,435	$1,379,562	$827,703	$4,123,441
Distributable earnings (accumulated loss)	(283,933)	(103,758)	(279,589)	(33,015)	(278,724)	(85,644)	(644,592)

Net Assets	$947,726	$833,417	$670,356	$131,420	$1,100,838	$742,059	$3,478,849

Shares Issued and Outstanding	10,320	16,570	11,170	2,430	12,100	7,830	37,970

Net Asset Value Per Share Outstanding(a):	$91.83	$50.30	$60.01	$54.08	$90.98	$94.77	$91.62

Cost of investments in securities	$1,128,818	$903,611	$910,100	$139,607	$1,197,773	$808,905	$4,032,056
Cost of investments in Affiliates	$0	$0	$0	$0	$25,063	$2,928	$18,570
Cost of foreign currency held	$0	$0	$0	$0	$0	$1	$603
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0	$(96)	$511	$1,328

* Includes repurchase agreements of:	$3,674	$624	$721	$106	$154,358	$2,584	$1,359
^ Includes securities on loan of:	$0	$0	$0	$0	$24,569	$2,871	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

32	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Multisector Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Preferred and Capital Securities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Ultra Short Government Active Exchange- Traded Fund

$1,084,230	$152,455	$9,366,003	$971,785	$83,679	$70,826	$91,503	$168,632	$542,655	$17,901
0	0	149	0	0	0	0	0	0	0

24	1	55	0	62	0	132	7	0	0
67	739	0	0	0	0	15	0	0	0
0	2,650	8,037	0	754	553	722	0	0	136
8,155	48	5,758	0	366	129	526	2,384	0	0
41	121	0	0	0	0	16	0	0	0
82,258	0	2,068	0	0	0	158	4,229	0	0
73,555	0	0	0	11,520	0	0	0	0	0
0	0	13,963	0	2,002	6,241	0	0	0	0
6,337	880	49,738	9,546	511	598	1,024	1,431	4,286	5
0	16	0	0	1	5	12	27	0	0
0	0	0	0	0	0	0	1	0	0
0	0	0	0	0	0	0	0	0	0
1,254,667	156,910	9,445,771	981,331	98,895	78,352	94,108	176,711	546,941	18,042

$81,609	$0	$0	$0	$0	$0	$0	$0	$0	$0
0	0	0	0	0	0	698	0	0	0

479	0	0	0	0	5	12	3	0	0
907	660	0	0	0	0	33	0	0	0
18	5,067	185,005	0	2,155	3,420	23	10,973	21,331	5,023
129,388	0	0	0	31,676	0	0	0	0	0
0	0	0	0	0	0	0	53	0	0
0	0	149	0	0	0	0	0	0	0
0	311	0	0	0	0	60	0	0	0
1	0	0	0	0	0	0	30	0	0
428	49	2,720	299	11	28	68	91	160	0
5	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	2	0	0
0	0	0	0	0	0	0	0	0	0
212,835	6,087	187,874	299	33,842	3,453	894	11,152	21,491	5,023

$1,041,832	$150,823	$9,257,897	$981,032	$65,053	$74,899	$93,214	$165,559	$525,450	$13,019

$1,140,216	$155,207	$9,560,580	$1,012,694	$65,023	$79,086	$96,190	$164,967	$541,928	$13,007
(98,384)	(4,384)	(302,683)	(31,662)	30	(4,187)	(2,976)	592	(16,478)	12

$1,041,832	$150,823	$9,257,897	$981,032	$65,053	$74,899	$93,214	$165,559	$525,450	$13,019

11,100	1,540	92,780	18,930	2,600	1,680	2,000	3,320	10,600	130

$93.86	$97.94	$99.78	$51.82	$25.02	$44.58	$46.61	$49.87	$49.57	$100.15

$1,102,685	$154,570	$9,461,609	$971,540	$83,803	$70,108	$93,828	$168,179	$549,065	$17,902
$0	$0	$149	$0	$0	$0	$0	$0	$0	$0
$45	$120	$0	$0	$0	$0	$16	$0	$0	$0
$(1,367)	$0	$0	$0	$331	$0	$0	$482	$0	$0

$2,436	$6,800	$489,637	$610	$16,300	$6,600	$0	$13,000	$621	$11,300
$0	$0	$146	$0	$0	$0	$0	$0	$0	$0

ANNUAL REPORT	|	JUNE 30, 2023	33

Consolidated Statement of Assets and Liabilities	June 30, 2023

(Amounts in thousands†, except per share amounts)	PIMCO Commodity Strategy Active Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*	$270,504
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,835
Over the counter	3
Cash	2,122
Deposits with counterparty	9,685
Foreign currency, at value	8
Interest and/or dividends receivable	434
Reimbursement receivable from PIMCO	10
Other assets	1
Total Assets	285,602

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$406
Over the counter	188
Payable for investments purchased	86,241
Accrued management fees	45
Total Liabilities	86,880

Net Assets	$198,722

Net Assets Consist of:

Paid in capital	$198,677
Distributable earnings (accumulated loss)	45

Net Assets	$198,722

Shares Issued and Outstanding:	7,875

Net Asset Value Per Share Outstanding(a):	$25.23

Cost of investments in securities	$270,539
Cost of foreign currency held	$9
Cost or premiums of financial derivative instruments, net	$(92)

* Includes repurchase agreements of:	$170,400

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

34	PIMCO ETF TRUST	See Accompanying Notes

Statements of Operations

Year Ended June 30, 2023
(Amounts in thousands†)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Investment Income:

Interest, net of foreign taxes*	$24,616	$40,873	$34,676	$11,649
Dividends, net of foreign taxes**	0	0	0	0
Dividends from Investments in Affiliates	0	0	0	0
Securities lending income	0	0	0	0
Miscellaneous income	0	0	0	0
Total Income	24,616	40,873	34,676	11,649

Expenses:

Management fees	1,068	2,361	1,337	379
Trustee fees	9	20	10	3
Interest expense	0	0	0	0
Organizational expense	0	0	0	0
Miscellaneous expense	0	0	0	0
Total Expenses	1,077	2,381	1,347	382
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	1,077	2,381	1,347	382

Net Investment Income (Loss)	23,539	38,492	33,329	11,267

Net Realized Gain (Loss):

Investments in securities	(78,978)	(14,193)	(19,999)	(21,494)
In-kind redemptions	13,291	(41,381)	5,025	(6,881)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	(65,687)	(55,574)	(14,974)	(28,375)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(23,073)	6,387	(35,660)	10,856
Investments in Affiliates	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(23,073)	6,387	(35,660)	10,856

Net Increase (Decrease) in Net Assets Resulting from Operations	$(65,221)	$(10,695)	$(17,305)	$(6,252)

* Foreign tax withholdings	$0	$0	$0	$0
** Foreign tax withholdings - Dividends	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	JUNE 30, 2023	35

Statements of Operations	(Cont.)

Year Ended June 30, 2023
(Amounts in thousands†)	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund

Investment Income:

Interest, net of foreign taxes*	$79,297	$29,442	$145,533	$53,981
Dividends, net of foreign taxes**	1	0	1,029	0
Dividends from Investments in Affiliates	0	0	70	0
Securities lending income	495	28	0	0
Miscellaneous income	0	0	92	0
Total Income	79,793	29,470	146,724	53,981

Expenses:

Management fees	7,001	1,444	17,893	6,242
Trustee fees	21	10	49	21
Interest expense	85	200	877	614
Organizational expense	0	0	0	0
Miscellaneous expense	0	0	3	67
Total Expenses	7,107	1,654	18,822	6,944
Waiver and/or Reimbursement by PIMCO	0	0	(8)	(21)
Net Expenses	7,107	1,654	18,814	6,923

Net Investment Income (Loss)	72,686	27,816	127,910	47,058

Net Realized Gain (Loss):

Investments in securities	(29,933)	(12,927)	(158,612)	(40,267)
In-kind redemptions	(19,153)	(3,062)	0	0
Exchange-traded or centrally cleared financial derivative instruments	2,066	1,185	(32,289)	(18,692)
Over the counter financial derivative instruments	955	265	583	(5,763)
Foreign currency	0	0	(1,605)	(598)

Net Realized Gain (Loss)	(46,065)	(14,539)	(191,923)	(65,320)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	69,292	12,657	27,002	25,834
Investments in Affiliates	0	0	257	0
Exchange-traded or centrally cleared financial derivative instruments	5,965	695	31,223	(1,155)
Over the counter financial derivative instruments	1,016	(104)	(152)	737
Foreign currency assets and liabilities	0	0	669	18

Net Change in Unrealized Appreciation (Depreciation)	76,273	13,248	58,999	25,434

Net Increase (Decrease) in Net Assets Resulting from Operations	$102,894	$26,525	$(5,014)	$7,172

* Foreign tax withholdings	$0	$1	$0	$0
** Foreign tax withholdings - Dividends	$0	$0	$17	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was June 21, 2023.
(b)	Inception date of the Fund was January 18, 2023.

36	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Multisector Bond Active Exchange- Traded Fund(a)	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Preferred and Capital Securities Active Exchange- Traded Fund(b)	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Ultra Short Government Active Exchange- Traded Fund(a)

$5,733	$371,281	$29,331	$87	$2,308	$1,535	$10,171	$14,523	$13
0	0	0	0	0	20	0	0	0
0	0	0	0	0	0	0	0	0
0	19	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0
5,733	371,300	29,331	87	2,308	1,555	10,171	14,523	13

599	33,790	3,195	11	269	220	836	1,946	0
2	159	13	0	1	3	3	8	0
8	103	12	0	0	14	30	10	0
0	0	0	91	0	90	0	0	39
8	0	0	0	3	0	6	0	0
617	34,052	3,220	102	273	327	875	1,964	39
(202)	0	0	(93)	(56)	(130)	(238)	0	(38)
415	34,052	3,220	9	217	197	637	1,964	1

5,318	337,248	26,111	78	2,091	1,358	9,534	12,559	12

(1,084)	(146,045)	(14,815)	(24)	(1,430)	(1,208)	(1,101)	(4,077)	1
0	0	0	0	0	0	0	0	0
24	9,634	(146)	(4)	182	55	334	0	0
87	0	0	0	0	(9)	(497)	0	0
8	0	0	0	0	(4)	0	0	0

(965)	(136,411)	(14,961)	(28)	(1,248)	(1,166)	(1,264)	(4,077)	1

1,555	148,049	22,905	(124)	1,799	(2,325)	2,928	3,177	(1)
0	0	0	0	0	0	0	0	0
40	7,467	0	104	42	103	323	0	0
(495)	0	0	0	0	(18)	0	0	0
1	0	0	0	0	0	0	0	0

1,101	155,516	22,905	(20)	1,841	(2,240)	3,251	3,177	(1)

$5,454	$356,353	$34,055	$30	$2,684	$(2,048)	$11,521	$11,659	$12

$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0

ANNUAL REPORT	|	JUNE 30, 2023	37

Consolidated Statement of Operations

(Amounts in thousands†)	PIMCO Commodity Strategy Active Exchange- Traded Fund(a)

Investment Income:

Interest	$305
Total Income	305

Expenses:

Management fees	48
Interest expense	1
Organizational expense	107
Total Expenses	156
Waiver and/or Reimbursement by PIMCO	(118)
Net Expenses	38

Net Investment Income (Loss)	267

Net Realized Gain (Loss):

Investments in securities	(1)
Exchange-traded or centrally cleared financial derivative instruments	(374)
Over the counter financial derivative instruments	208
Foreign currency	(2)

Net Realized Gain (Loss)	(169)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(34)
Exchange-traded or centrally cleared financial derivative instruments	(774)
Over the counter financial derivative instruments	(101)

Net Change in Unrealized Appreciation (Depreciation)	(909)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(811)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was May 09, 2023.

38	PIMCO ETF TRUST	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$23,539	$7,604	$38,492	$71,273	$33,329	$43,867	$11,267	$12,262
Net realized gain (loss)	(65,687)	(247)	(55,574)	8,287	(14,974)	(7,376)	(28,375)	685
Net change in unrealized appreciation (depreciation)	(23,073)	(117,925)	6,387	(88,032)	(35,660)	(206,156)	10,856	(26,644)

Net Increase (Decrease) in Net Assets Resulting from Operations	(65,221)	(110,568)	(10,695)	(8,472)	(17,305)	(169,665)	(6,252)	(13,697)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(17,750)	(6,660)	(43,653)	(69,174)	(33,083)	(42,424)	(11,385)	(14,257)

Total Distributions(a)	(17,750)	(6,660)	(43,653)	(69,174)	(33,083)	(42,424)	(11,385)	(14,257)

Fund Share Transactions:

Receipts for shares sold	975,442	391,628	197,650	949,963	310,521	567,756	170,980	132,061
Cost of shares redeemed	(379,989)	(234,603)	(885,394)	(269,524)	(210,383)	(337,889)	(216,694)	(85,597)
Net increase (decrease) resulting from Fund share transactions	595,453	157,025	(687,744)	680,439	100,138	229,867	(45,714)	46,464

Total Increase (Decrease) in Net Assets	512,482	39,797	(742,092)	602,793	49,750	17,778	(63,351)	18,510

Net Assets:

Beginning of year	435,244	395,447	1,575,509	972,716	620,606	602,828	194,771	176,261
End of year	$947,726	$435,244	$833,417	$1,575,509	$670,356	$620,606	$131,420	$194,771

Shares of Beneficial Interest:

Shares sold	10,450	2,900	3,900	17,400	5,100	6,600	2,950	2,050
Shares redeemed	(4,150)	(1,600)	(17,450)	(4,950)	(3,450)	(4,050)	(3,900)	(1,350)
Net increase (decrease) in shares outstanding	6,300	1,300	(13,550)	12,450	1,650	2,550	(950)	700

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	JUNE 30, 2023	39

Statements of Changes in Net Assets	(Cont.)

	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund		PIMCO Active Bond Exchange-Traded Fund		PIMCO Enhanced Low Duration Active Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$72,686	$61,463	$27,816	$18,264	$127,910	$96,634	$47,058	$17,500
Net realized gain (loss)	(46,065)	(61,057)	(14,539)	(15,120)	(191,923)	(203,891)	(65,320)	(18,028)
Net change in unrealized appreciation (depreciation)	76,273	(149,141)	13,248	(108,859)	58,999	(397,304)	25,434	(54,812)

Net Increase (Decrease) in Net Assets Resulting from Operations	102,894	(148,735)	26,525	(105,715)	(5,014)	(504,561)	7,172	(55,340)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(74,597)	(64,850)	(26,827)	(19,457)	(118,150)	(109,815)	(39,335)	(14,527)

Total Distributions(a)	(74,597)	(64,850)	(26,827)	(19,457)	(118,150)	(109,815)	(39,335)	(14,527)

Fund Share Transactions:

Receipts for shares sold	924,963	984,145	466,947	165,347	571,460	396,091	106,412	434,297
Cost of shares redeemed	(968,228)	(1,894,593)	(305,469)	(253,481)	(194,362)	(839,695)	(476,758)	(49,795)
Net increase (decrease) resulting from Fund share transactions	(43,265)	(910,448)	161,478	(88,134)	377,098	(443,604)	(370,346)	384,502

Total Increase (Decrease) in Net Assets	(14,968)	(1,124,033)	161,176	(213,306)	253,934	(1,057,980)	(402,509)	314,635

Net Assets:

Beginning of year	1,115,806	2,239,839	580,883	794,189	3,224,915	4,282,895	1,444,341	1,129,706
End of year	$1,100,838	$1,115,806	$742,059	$580,883	$3,478,849	$3,224,915	$1,041,832	$1,444,341

Shares of Beneficial Interest:

Shares sold	10,250	10,250	5,000	1,450	6,200	3,690	1,120	4,420
Shares redeemed	(10,750)	(20,050)	(3,200)	(2,350)	(2,120)	(8,380)	(5,040)	(500)
Net increase (decrease) in shares outstanding	(500)	(9,800)	1,800	(900)	4,080	(4,690)	(3,920)	3,920

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b)	Inception date of the Fund was June 8, 2022.
(c)	Inception date of the Fund was September 8, 2021.
(d)	Inception date of the Fund was January 18, 2023.
(e)	Inception date of the Fund was June 21, 2023.

40	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund		PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Multisector Bond Active Exchange-Traded Fund	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Inception date through June 30, 2023(e)	Year Ended June 30, 2023	Inception date through June 30, 2022(c)

$5,318	$1,154	$337,248	$90,004	$26,111	$11,992	$78	$2,091	$564
(965)	(68)	(136,411)	(111,160)	(14,961)	(15,189)	(28)	(1,248)	(3,982)
1,101	(3,625)	155,516	(272,391)	22,905	(53,344)	(20)	1,841	(1,057)

5,454	(2,539)	356,353	(293,547)	34,055	(56,541)	30	2,684	(4,475)

(6,454)	(1,355)	(312,603)	(82,303)	(24,441)	(11,421)	0	(1,943)	(453)

(6,454)	(1,355)	(312,603)	(82,303)	(24,441)	(11,421)	0	(1,943)	(453)

24,464	90,055	2,822,438	2,413,528	421,766	442,545	65,023	55,524	53,425
(56,712)	(55,090)	(5,365,817)	(4,304,585)	(297,476)	(174,607)	0	(23,662)	(6,201)
(32,248)	34,965	(2,543,379)	(1,891,057)	124,290	267,938	65,023	31,862	47,224

(33,248)	31,071	(2,499,629)	(2,266,907)	133,904	199,976	65,053	32,603	42,296

184,071	153,000	11,757,526	14,024,433	847,128	647,152	0	42,296	0
$150,823	$184,071	$9,257,897	$11,757,526	$981,032	$847,128	$65,053	$74,899	$42,296

250	900	28,420	23,940	8,220	8,340	2,600	1,260	1,100
(580)	(550)	(54,250)	(42,840)	(5,720)	(3,320)	0	(540)	(140)
(330)	350	(25,830)	(18,900)	2,500	5,020	2,600	720	960

ANNUAL REPORT	|	JUNE 30, 2023	41

Statements of Changes in Net Assets	(Cont.)

	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	PIMCO Senior Loan Active Exchange-Traded Fund		PIMCO Short Term Municipal Bond Active Exchange-Traded Fund		PIMCO Ultra Short Government Active Exchange-Traded Fund

(Amounts in thousands†)	Inception date through June 30, 2023(d)	Year Ended June 30, 2023	Inception date through June 30, 2022(b)	Year Ended June 30, 2023	Year Ended June 30, 2022	Inception date through June 30, 2023(e)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,358	$9,534	$76	$12,559	$3,532	$12
Net realized gain (loss)	(1,166)	(1,264)	3	(4,077)	(6,193)	1
Net change in unrealized appreciation (depreciation)	(2,240)	3,251	(2,475)	3,177	(14,179)	(1)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,048)	11,521	(2,396)	11,659	(16,840)	12

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(928)	(8,533)	0	(11,652)	(3,141)	0

Total Distributions(a)	(928)	(8,533)	0	(11,652)	(3,141)	0

Fund Share Transactions:

Receipts for shares sold	96,190	122,579	66,953	73,279	232,044	13,007
Cost of shares redeemed	0	(24,565)	0	(110,830)	(102,001)	0
Net increase (decrease) resulting from Fund share transactions	96,190	98,014	66,953	(37,551)	130,043	13,007

Total Increase (Decrease) in Net Assets	93,214	101,002	64,557	(37,544)	110,062	13,019

Net Assets:

Beginning of year	0	64,557	0	562,994	452,932	0
End of year	$93,214	$165,559	$64,557	$525,450	$562,994	$13,019

Shares of Beneficial Interest:

Shares sold	2,000	2,480	1,340	1,480	4,570	130
Shares redeemed	0	(500)	0	(2,240)	(2,020)	0
Net increase (decrease) in shares outstanding	2,000	1,980	1,340	(760)	2,550	130

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b)	Inception date of the Fund was June 8, 2022.
(c)	Inception date of the Fund was September 8 2021.
(d)	Inception date of the Fund was January 18, 2023.
(e)	Inception date of the Fund was June 21, 2023.

42	PIMCO ETF TRUST	See Accompanying Notes

Consolidated Statement of Changes in Net Assets

PIMCO Commodity Strategy Active Exchange- Traded Fund

(Amounts in thousands†)	Inception date through June 30, 2023(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$267
Net realized gain (loss)	(169)
Net change in unrealized appreciation (depreciation)	(909)

Net Increase (Decrease) in Net Assets Resulting from Operations	(811)

Fund Share Transactions:

Receipts for shares sold	205,797
Cost of shares redeemed	(6,264)
Net increase (decrease) resulting from Fund share transactions	199,533

Total Increase (Decrease) in Net Assets	198,722

Net Assets:

Beginning of year	0
End of year	$198,722

Shares of Beneficial Interest:

Shares sold	8,125
Shares redeemed	(250)
Net increase (decrease) in shares outstanding	7,875

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was May 09, 2023.

ANNUAL REPORT	|	JUNE 30, 2023	43

Schedule of Investments	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

U.S. TREASURY OBLIGATIONS 99.6%

U.S. Treasury STRIPS (a)
0.000% due 08/15/2047	$116	$45
0.000% due 11/15/2047	139	53
0.000% due 02/15/2048	277	106
0.000% due 05/15/2048	132,930	50,306
0.000% due 08/15/2048	133,229	50,103
0.000% due 11/15/2048	145,334	54,499
0.000% due 02/15/2049	133,668	49,869
0.000% due 05/15/2049	132,510	49,148
0.000% due 08/15/2049	154,104	56,740
0.000% due 11/15/2049	148,299	54,282
0.000% due 02/15/2050	125,908	45,721

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2050	$132,434	$47,700
0.000% due 08/15/2050	117,526	41,992
0.000% due 11/15/2050	117,656	41,775
0.000% due 02/15/2051	134,393	47,488
0.000% due 05/15/2051	117,866	41,302
0.000% due 08/15/2051	117,369	40,948
0.000% due 11/15/2051	125,708	43,619
0.000% due 02/15/2052	119,365	41,112
0.000% due 05/15/2052	131,410	45,034
0.000% due 08/15/2052	146,482	49,898
0.000% due 11/15/2052	145,782	50,244
0.000% due 02/15/2053	124,740	42,193

Total U.S. Treasury Obligations (Cost $1,125,144)		944,177

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
$3,674

Total Short-Term Instruments (Cost $3,674)	3,674

Total Investments in Securities (Cost $1,128,818)	947,851

Total Investments 100.0% (Cost $1,128,818)	$947,851

Other Assets and Liabilities, net 0.0%	(125)

Net Assets 100.0%	$947,726

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$3,674	U.S. Treasury Notes 1.625% due 10/31/2026	$(3,748)	$3,674	$3,674

Total Repurchase Agreements						$(3,748)	$3,674	$3,674

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,674	$0	$0	$0	$3,674	$(3,748)	$(74)

Total Borrowings and Other Financing Transactions	$3,674	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$944,177	$0	$944,177
Short-Term Instruments
Repurchase Agreements	0	3,674	0	3,674

Total Investments	$0	$947,851	$0	$947,851

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

44	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

U.S. TREASURY OBLIGATIONS 99.7%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 07/15/2024	$47,236	$45,824
0.125% due 10/15/2024	31,599	30,482
0.125% due 04/15/2025	67,228	63,963
0.125% due 10/15/2025	11,681	11,076
0.125% due 04/15/2026	99,871	93,667
0.125% due 07/15/2026	26,658	25,046
0.125% due 10/15/2026	30,713	28,719
0.125% due 04/15/2027	10,224	9,466
0.125% due 01/15/2032	8,351	7,356

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 01/15/2025	$60,067	$57,589
0.375% due 07/15/2025	65,505	62,696
0.375% due 01/15/2027	62,279	58,452
0.375% due 07/15/2027	27,628	25,906
0.500% due 01/15/2028	64,767	60,600
0.625% due 01/15/2026	103,262	98,481
0.750% due 07/15/2028	30,886	29,278
0.875% due 01/15/2029	38,458	36,417
1.625% due 10/15/2027	32,752	32,281
2.375% due 01/15/2025	54,313	53,752

Total U.S. Treasury Obligations (Cost $902,987)		831,051

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$624

Total Short-Term Instruments (Cost $624)	624

Total Investments in Securities (Cost $903,611)	831,675

Total Investments 99.8% (Cost $903,611)	$831,675

Other Assets and Liabilities, net 0.2%	1,742

Net Assets 100.0%	$833,417

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$624	U.S. Treasury Notes 1.625% due 10/31/2026	$(637)	$624	$624

Total Repurchase Agreements						$(637)	$624	$624

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$624	$0	$0	$0	$624	$(637)	$(13)

Total Borrowings and Other Financing Transactions	$624	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$831,051	$0	$831,051
Short-Term Instruments
Repurchase Agreements	0	624	0	624

Total Investments	$0	$831,675	$0	$831,675

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	45

Schedule of Investments	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.5%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 02/15/2051	$24,414	$16,312
0.125% due 02/15/2052	28,084	18,658
0.250% due 02/15/2050	44,888	31,435
0.625% due 02/15/2043	85,901	70,541
0.750% due 02/15/2042	75,691	64,376
0.750% due 02/15/2045	88,847	73,505
0.875% due 02/15/2047	72,211	60,653
1.000% due 02/15/2046	72,915	63,321
1.000% due 02/15/2048	72,142	62,126
1.000% due 02/15/2049	46,014	39,617
1.375% due 02/15/2044	84,824	79,978
1.500% due 02/15/2053	3,026	2,941
2.125% due 02/15/2040	12,678	13,614
2.125% due 02/15/2041	65,062	69,872

Total U.S. Treasury Obligations (Cost $909,379)		666,949

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$721

Total Short-Term Instruments (Cost $721)	721

Total Investments in Securities (Cost $910,100)	667,670

Total Investments 99.6% (Cost $910,100)	$667,670

Other Assets and Liabilities, net 0.4%	2,686

Net Assets 100.0%	$670,356

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$721	U.S. Treasury Notes 1.625% due 10/31/2026	$(736)	$721	$721

Total Repurchase Agreements						$(736)	$721	$721

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$721	$0	$0	$0	$721	$(736)	$(15)

Total Borrowings and Other Financing Transactions	$721	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$666,949	$0	$666,949
Short-Term Instruments
Repurchase Agreements	0	721	0	721

Total Investments	$0	$667,670	$0	$667,670

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

46	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

U.S. TREASURY OBLIGATIONS 99.6%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 07/15/2024	$6,879	$6,674
0.125% due 10/15/2024	5,244	5,059
0.125% due 04/15/2025	4,538	4,318
0.125% due 10/15/2025	6,008	5,697
0.125% due 04/15/2026	872	818
0.125% due 07/15/2026	1,094	1,027
0.125% due 10/15/2026	6,172	5,771
0.125% due 04/15/2027	1,657	1,534
0.125% due 01/15/2030	5,582	5,010
0.125% due 07/15/2030	5,771	5,178
0.125% due 01/15/2031	5,764	5,126
0.125% due 07/15/2031	5,969	5,296
0.125% due 01/15/2032	3,382	2,979
0.250% due 01/15/2025	6,981	6,693
0.250% due 07/15/2029	1,228	1,121
0.375% due 07/15/2025	6,209	5,942
0.375% due 01/15/2027	2,159	2,026
0.375% due 07/15/2027	1,958	1,836
0.500% due 04/15/2024	1,085	1,059

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.500% due 01/15/2028	$1,129	$1,056
0.625% due 01/15/2024	948	932
0.625% due 01/15/2026	1,549	1,477
0.625% due 07/15/2032	6,836	6,287
0.625% due 02/15/2043	5,718	4,695
0.750% due 07/15/2028	823	780
0.750% due 02/15/2042	5,604	4,767
0.750% due 02/15/2045	5,666	4,688
0.875% due 01/15/2029	688	652
0.875% due 02/15/2047	630	529
1.000% due 02/15/2046	4,698	4,080
1.000% due 02/15/2049	93	80
1.125% due 01/15/2033	2,385	2,287
1.375% due 02/15/2044	5,211	4,913
1.500% due 02/15/2053	2,523	2,452
1.625% due 10/15/2027	5,998	5,911
2.000% due 01/15/2026	434	428
2.125% due 02/15/2040	163	175
2.125% due 02/15/2041	211	226
2.375% due 01/15/2025	5,152	5,099
2.375% due 01/15/2027	1,705	1,714
2.500% due 01/15/2029	3,685	3,797
3.625% due 04/15/2028	141	151

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 04/15/2029	$574	$634

Total U.S. Treasury Obligations (Cost $139,501)		130,974

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		106

Total Short-Term Instruments (Cost $106)		106

Total Investments in Securities (Cost $139,607)		131,080

Total Investments 99.7% (Cost $139,607)		$131,080

Other Assets and Liabilities, net 0.3%		340

Net Assets 100.0%		$131,420

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$106	U.S. Treasury Notes 1.500% due 01/31/2027	$(108)	$106	$106

Total Repurchase Agreements						$(108)	$106	$106

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$106	$0	$0	$0	$106	$(108)	$(2)

Total Borrowings and Other Financing Transactions	$106	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$130,974	$0	$130,974
Short-Term Instruments
Repurchase Agreements	0	106	0	106

Total Investments	$0	$131,080	$0	$131,080

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	47

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

AmSurg LLC
0.500% - 11.000% (PRIME + 2.750%) due 07/20/2026 «~	$546	$547

Envision Healthcare Corp.
16.070% due 04/29/2027	1,865	2,224
16.695% due 04/28/2028 «	765	563

Incora
TBD% - 13.725% due 03/01/2024 «µ	376	376

Intelsat Jackson Holdings SA
9.443% due 02/01/2029	1,495	1,491

TransDigm, Inc.
8.492% due 08/24/2028	998	998

Total Loan Participations and Assignments (Cost $6,616)		6,199

CORPORATE BONDS & NOTES 88.2%

BANKING & FINANCE 16.9%

Acrisure LLC
7.000% due 11/15/2025	667	647
10.125% due 08/01/2026	1,181	1,211

Advisor Group Holdings, Inc.
10.750% due 08/01/2027	444	447

AerCap Holdings NV
5.875% due 10/10/2079 •	606	572

AG TTMT Escrow Issuer LLC
8.625% due 09/30/2027	792	813

Alliant Holdings Intermediate LLC
4.250% due 10/15/2027	592	532
6.750% due 10/15/2027	2,915	2,744
6.750% due 04/15/2028	753	748

Allied Universal Holdco LLC
6.625% due 07/15/2026	2,585	2,456
9.750% due 07/15/2027	2,396	2,121

Ally Financial, Inc.
5.750% due 11/20/2025	3,637	3,505

AssuredPartners, Inc.
7.000% due 08/15/2025	839	830

Brookfield Property REIT, Inc.
4.500% due 04/01/2027	2,323	1,959
5.750% due 05/15/2026	1,930	1,770

Burford Capital Global Finance LLC
6.250% due 04/15/2028	886	816

Castlelake Aviation Finance DAC
5.000% due 04/15/2027 (f)	1,361	1,206

Citizens Bank NA
2.250% due 04/28/2025	1,486	1,345

Commerzbank AG
8.125% due 09/19/2023	2,612	2,603

Credit Acceptance Corp.
5.125% due 12/31/2024	825	802
6.625% due 03/15/2026 (f)	2,344	2,255

Cushman & Wakefield US Borrower LLC
6.750% due 05/15/2028	1,692	1,533

Diversified Healthcare Trust
9.750% due 06/15/2025	1,500	1,441

Enova International, Inc.
8.500% due 09/01/2024	411	407
8.500% due 09/15/2025	1,230	1,199

Five Point Operating Co. LP
7.875% due 11/15/2025	1,332	1,204

Ford Motor Credit Co. LLC
2.300% due 02/10/2025	2,262	2,117
2.700% due 08/10/2026	2,195	1,962
3.370% due 11/17/2023	20	20
3.375% due 11/13/2025	742	691
3.664% due 09/08/2024	1,000	967
3.810% due 01/09/2024	367	362
3.815% due 11/02/2027	200	179
4.063% due 11/01/2024	734	711
4.125% due 08/17/2027	1,156	1,057

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.134% due 08/04/2025	$1,204	$1,143
4.271% due 01/09/2027	2,358	2,185
4.389% due 01/08/2026	3,088	2,925
4.542% due 08/01/2026	2,056	1,934
4.687% due 06/09/2025	802	773
4.950% due 05/28/2027	1,325	1,251
5.125% due 06/16/2025	4,180	4,069
6.800% due 05/12/2028	812	814
6.950% due 06/10/2026	1,100	1,107
7.350% due 11/04/2027	1,344	1,376

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028	942	863
6.500% due 10/01/2025	1,467	1,447
9.750% due 08/01/2027	1,479	1,529

Freedom Mortgage Corp.
6.625% due 01/15/2027	586	508
7.625% due 05/01/2026	1,399	1,289
8.125% due 11/15/2024	966	958
8.250% due 04/15/2025	1,179	1,151

Getty Images, Inc.
9.750% due 03/01/2027	2,051	2,028

Global Aircraft Leasing Co. Ltd. (6.500% Cash or 7.250% PIK)
6.500% due 09/15/2024 (b)	155	142

Global Atlantic Fin Co.
4.700% due 10/15/2051 •	2,714	1,929

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	242	237

GTCR AP Finance, Inc.
8.000% due 05/15/2027	1,498	1,470

HAT Holdings LLC
3.375% due 06/15/2026	3,139	2,817
6.000% due 04/15/2025	1,100	1,086

Home Point Capital, Inc.
5.000% due 02/01/2026	1,396	1,253

HUB International Ltd.
7.000% due 05/01/2026	3,344	3,339

Icahn Enterprises LP
4.750% due 09/15/2024	1,649	1,577
5.250% due 05/15/2027	1,790	1,545
6.250% due 05/15/2026	1,177	1,072
6.375% due 12/15/2025	1,308	1,217

Intesa Sanpaolo SpA
5.017% due 06/26/2024	5,379	5,212
5.710% due 01/15/2026	872	831

Iron Mountain, Inc.
4.875% due 09/15/2027	1,288	1,218
5.000% due 07/15/2028	444	412
5.250% due 03/15/2028	812	760

Jefferson Capital Holdings LLC
6.000% due 08/15/2026	1,435	1,168

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027	2,554	2,221
5.250% due 10/01/2025	1,441	1,362

LD Holdings Group LLC
6.500% due 11/01/2025	496	392

LFS Topco LLC
5.875% due 10/15/2026	2,021	1,778

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •	3,312	2,609

Midcap Financial Issuer Trust
6.500% due 05/01/2028	1,422	1,267

MPT Operating Partnership LP
5.000% due 10/15/2027	1,760	1,482

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027	3,326	3,098

Navient Corp.
5.000% due 03/15/2027	401	359
5.875% due 10/25/2024	687	676
6.125% due 03/25/2024	3,761	3,735
6.750% due 06/25/2025	607	597
6.750% due 06/15/2026	1,311	1,265
7.250% due 09/25/2023	100	100

NCL Finance Ltd.
6.125% due 03/15/2028	1,224	1,103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newmark Group, Inc.
6.125% due 11/15/2023	$1,799	$1,783

NFP Corp.
6.875% due 08/15/2028	402	349

NMI Holdings, Inc.
7.375% due 06/01/2025	1,205	1,219

Office Properties Income Trust
2.400% due 02/01/2027	250	168
4.500% due 02/01/2025	396	343

OneMain Finance Corp.
3.500% due 01/15/2027	40	34
6.125% due 03/15/2024	3,394	3,385
6.625% due 01/15/2028	969	915
6.875% due 03/15/2025	1,341	1,329
7.125% due 03/15/2026	4,685	4,607

Oxford Finance LLC
6.375% due 02/01/2027	3,239	3,017

Park Intermediate Holdings LLC
7.500% due 06/01/2025	2,365	2,368

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	2,942	2,783

Popular, Inc.
7.250% due 03/13/2028	1,124	1,124

PRA Group, Inc.
7.375% due 09/01/2025	1,909	1,816
8.375% due 02/01/2028	1,687	1,530

Provident Funding Associates LP
6.375% due 06/15/2025	1,883	1,664

RHP Hotel Properties LP
4.750% due 10/15/2027	592	552
7.250% due 07/15/2028	1,500	1,517

RLJ Lodging Trust LP
3.750% due 07/01/2026	2,489	2,286

Rocket Mortgage LLC
2.875% due 10/15/2026	3,105	2,751

SBA Communications Corp.
3.875% due 02/15/2027	1,427	1,316

Service Properties Trust
4.350% due 10/01/2024	1,490	1,436
4.650% due 03/15/2024	550	542
4.750% due 10/01/2026	1,378	1,198
5.500% due 12/15/2027	702	618
7.500% due 09/15/2025	4,273	4,200

SLM Corp.
3.125% due 11/02/2026	3,115	2,698
4.200% due 10/29/2025	1,327	1,234

Starwood Property Trust, Inc.
3.625% due 07/15/2026	854	736
3.750% due 12/31/2024	1,802	1,691
4.375% due 01/15/2027	2,068	1,783
4.750% due 03/15/2025	289	273

UniCredit SpA
5.861% due 06/19/2032 •	768	699

United Wholesale Mortgage LLC
5.500% due 11/15/2025	990	943

Uniti Group LP
10.500% due 02/15/2028	5,913	5,871

USI, Inc.
6.875% due 05/01/2025	2,622	2,606

Voyager Aviation Holdings LLC
8.500% due 05/09/2026	1,147	906

XHR LP
6.375% due 08/15/2025	1,403	1,379

		185,580

INDUSTRIALS 64.9%

Adient Global Holdings
7.000% due 04/15/2028	466	472

Adient Global Holdings Ltd.
4.875% due 08/15/2026	1,821	1,732

AECOM
5.125% due 03/15/2027	10	10

48	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AerCap Global Aviation Trust
6.500% due 06/15/2045 •	$110	$107

Air Canada
3.875% due 08/15/2026	4,361	4,046

Albertsons Cos., Inc.
3.250% due 03/15/2026	1,563	1,445
4.625% due 01/15/2027	245	232
5.875% due 02/15/2028	1,540	1,498
6.500% due 02/15/2028	578	580
7.500% due 03/15/2026	2,034	2,070

Albion Financing 1 SARL
6.125% due 10/15/2026	1,394	1,312

Albion Financing 2 SARL
8.750% due 04/15/2027	794	738

Allegiant Travel Co.
7.250% due 08/15/2027	3,791	3,781

Allen Media LLC
10.500% due 02/15/2028	496	256

Alteryx, Inc.
8.750% due 03/15/2028 (f)	762	749

Altice Financing SA
5.000% due 01/15/2028	1,825	1,460

Altice France Holding SA
6.000% due 02/15/2028	1,083	529
10.500% due 05/15/2027	4,501	2,731

Altice France SA
5.500% due 01/15/2028	842	637
8.125% due 02/01/2027	4,006	3,473

AMC Entertainment Holdings, Inc. (10.000% PIK)
10.000% due 06/15/2026 (b)(f)	2,218	1,594

AMC Networks, Inc.
4.750% due 08/01/2025	3,776	3,306
5.000% due 04/01/2024	978	964

American Airlines Pass-Through Trust
3.375% due 11/01/2028	1,102	989
3.700% due 04/01/2028	293	264

American Airlines, Inc.
5.500% due 04/20/2026	8,847	8,772
7.250% due 02/15/2028	1,156	1,150
11.750% due 07/15/2025	2,513	2,758

American Axle & Manufacturing, Inc.
6.875% due 07/01/2028	812	760

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028	250	228

Aramark Services, Inc.
5.000% due 02/01/2028	4,042	3,815

Arconic Corp.
6.000% due 05/15/2025	1,477	1,492

ARD Finance SA (6.500% Cash or 7.250% PIK)
6.500% due 06/30/2027 (b)	3,804	3,087

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	2,897	2,702
5.250% due 04/30/2025	945	925
5.250% due 08/15/2027	1,348	1,144

Artera Services LLC
9.033% due 12/04/2025	2,175	1,906

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	3,640	3,527

Aston Martin Capital Holdings Ltd.
10.500% due 11/30/2025	1,885	1,905

ATP Tower Holdings LLC
4.050% due 04/27/2026 (f)	1,736	1,495

Audacy Capital Corp.
6.500% due 05/01/2027	700	14

Avient Corp.
5.750% due 05/15/2025	1,585	1,567

Avis Budget Car Rental LLC
4.750% due 04/01/2028	396	365

Axalta Coating Systems LLC
4.750% due 06/15/2027	1,404	1,325

B&G Foods, Inc.
5.250% due 04/01/2025	2,394	2,289
5.250% due 09/15/2027	900	783

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	$200	$183
4.375% due 01/15/2028	4,947	4,574
5.750% due 04/15/2025	385	385

Ball Corp.
4.000% due 11/15/2023	19	19
4.875% due 03/15/2026	1,360	1,324
5.250% due 07/01/2025	1,814	1,800

Bath & Body Works, Inc.
6.694% due 01/15/2027	801	806
9.375% due 07/01/2025 (f)	1,334	1,417

Bausch Health Cos., Inc.
5.500% due 11/01/2025	3,690	3,265
6.125% due 02/01/2027	606	389
9.000% due 12/15/2025 (f)	1,584	1,384
11.000% due 09/30/2028	1,366	974

BC Ltd.
9.000% due 01/30/2028	953	956

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027	2,616	2,436

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)	500	441

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026 (f)	1,569	1,490

Berry Global, Inc.
4.500% due 02/15/2026	602	574

Blackstone Mortgage Trust, Inc.
3.750% due 01/15/2027	10	8

Block Communications, Inc.
4.875% due 03/01/2028	500	414

Block, Inc.
2.750% due 06/01/2026	2,483	2,263

Bombardier, Inc.
7.125% due 06/15/2026	7,277	7,236
7.875% due 04/15/2027	817	816

Boxer Parent Co., Inc.
7.125% due 10/02/2025	1,309	1,312
9.125% due 03/01/2026	786	783

Boyd Gaming Corp.
4.750% due 12/01/2027	1,280	1,214

Buckeye Partners LP
3.950% due 12/01/2026	672	608
4.125% due 03/01/2025	573	546
4.150% due 07/01/2023	253	253
4.350% due 10/15/2024	269	263
4.500% due 03/01/2028	1,401	1,257

Caesars Entertainment, Inc.
6.250% due 07/01/2025	5,722	5,701
8.125% due 07/01/2027	4,972	5,094

Calumet Specialty Products Partners LP
8.125% due 01/15/2027	812	778

Camelot Finance SA
4.500% due 11/01/2026	1,495	1,410

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	284	249

Carnival Corp.
5.750% due 03/01/2027	6,891	6,350
7.625% due 03/01/2026 (f)	4,524	4,435
9.875% due 08/01/2027	556	580
10.500% due 02/01/2026	3,809	4,007

Carnival Holdings Bermuda Ltd.
10.375% due 05/01/2028	1,089	1,192

Carvana Co.
5.625% due 10/01/2025	2,264	1,961

Cascades, Inc.
5.375% due 01/15/2028	416	389

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	1,697	1,559

CCO Holdings LLC
5.000% due 02/01/2028	4,214	3,844
5.125% due 05/01/2027	4,251	3,963
5.500% due 05/01/2026	3,004	2,932

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	2,101	1,955

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CEC Entertainment LLC
6.750% due 05/01/2026	$1,264	$1,207

Cedar Fair LP
5.500% due 05/01/2025	1,772	1,760

Cengage Learning, Inc.
9.500% due 06/15/2024	21	21

CGG SA
8.750% due 04/01/2027 (f)	1,854	1,555

Chemours Co.
5.375% due 05/15/2027	1,826	1,722

Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028	864	783

Chesapeake Energy Corp.
5.500% due 02/01/2026	2,920	2,850

Chobani LLC
7.500% due 04/15/2025	1,867	1,860

Churchill Downs, Inc.
5.500% due 04/01/2027	3,259	3,137

Cinemark USA, Inc.
5.250% due 07/15/2028 (f)	1,260	1,110
5.875% due 03/15/2026	559	531

Citgo Holding, Inc.
9.250% due 08/01/2024	259	259

Citgo Petroleum Corp.
6.375% due 06/15/2026	1,065	1,027
7.000% due 06/15/2025	979	962

Clarios Global LP
6.250% due 05/15/2026	2,157	2,146
6.750% due 05/15/2025	2,372	2,376
8.500% due 05/15/2027	2,081	2,088

Clear Channel International BV
6.625% due 08/01/2025	1,053	1,049

Clear Channel Outdoor Holdings, Inc.
5.125% due 08/15/2027	1,504	1,367
7.750% due 04/15/2028	496	390

Clearwater Paper Corp.
5.375% due 02/01/2025	319	312

Cleveland-Cliffs, Inc.
6.750% due 03/15/2026	1,472	1,489

Cloud Software Group, Inc.
6.500% due 03/31/2029	1,089	971

CMG Media Corp.
8.875% due 12/15/2027	319	224

CNX Resources Corp.
7.250% due 03/14/2027	819	811

Cogent Communications Group, Inc.
7.000% due 06/15/2027	3,076	2,979

CommScope Technologies LLC
5.000% due 03/15/2027	1,696	1,183
6.000% due 06/15/2025	600	560

CommScope, Inc.
6.000% due 03/01/2026	3,347	3,123
8.250% due 03/01/2027	3,937	3,155

Community Health Systems, Inc.
5.625% due 03/15/2027	3,995	3,524
8.000% due 03/15/2026	5,206	5,076
8.000% due 12/15/2027	732	709

Connect Finco SARL
6.750% due 10/01/2026	4,919	4,782

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	297	158

CoreLogic, Inc.
4.500% due 05/01/2028	1,392	1,124

Coty, Inc.
5.000% due 04/15/2026	1,442	1,383
6.500% due 04/15/2026 (f)	715	709

Crown Americas LLC
4.250% due 09/30/2026	886	840
4.750% due 02/01/2026	489	474

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026	1,805	1,868

CSC Holdings LLC
5.250% due 06/01/2024	1,000	931
5.375% due 02/01/2028	1,801	1,450

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	49

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/15/2027	$2,812	$2,344
7.500% due 04/01/2028	1,000	572
11.250% due 05/15/2028	990	961

CVR Energy, Inc.
5.250% due 02/15/2025	497	480

Dana, Inc.
5.375% due 11/15/2027	1,386	1,314

Dave & Buster’s, Inc.
7.625% due 11/01/2025	240	244

Dealer Tire LLC
8.000% due 02/01/2028	353	322

Delta Air Lines, Inc.
2.900% due 10/28/2024	814	782
7.375% due 01/15/2026	3,350	3,495

Diamond Foreign Asset Co. (9.000% Cash or 13.000% PIK)
9.000% due 04/22/2027 (b)	157	151

DirecTV Financing LLC
5.875% due 08/15/2027	8,530	7,735

DISH DBS Corp.
5.250% due 12/01/2026	2,578	2,073
5.875% due 11/15/2024	6,208	5,437
7.750% due 07/01/2026	2,083	1,280

DISH Network Corp.
11.750% due 11/15/2027	8,230	8,041

Earthstone Energy Holdings LLC
8.000% due 04/15/2027	372	360

Eco Material Technologies, Inc.
7.875% due 01/31/2027	444	421

Enerflex Ltd.
9.000% due 10/15/2027	450	438

Energean PLC
6.500% due 04/30/2027	1,349	1,233

Energizer Holdings, Inc.
6.500% due 12/31/2027	939	904

EnLink Midstream Partners LP
4.150% due 06/01/2025	611	593
4.850% due 07/15/2026	632	610

EnQuest PLC
11.625% due 11/01/2027	162	147

Ensign Drilling, Inc.
9.250% due 04/15/2024	588	574

Enviri Corp.
5.750% due 07/31/2027	647	564

EQM Midstream Partners LP
4.000% due 08/01/2024	932	913
4.125% due 12/01/2026	974	907
6.000% due 07/01/2025	1,956	1,936
7.500% due 06/01/2027	1,394	1,409

FAGE International SA
5.625% due 08/15/2026	1,064	1,007

Fair Isaac Corp.
5.250% due 05/15/2026	377	368

FMG Resources Pty. Ltd.
4.500% due 09/15/2027	1,449	1,351

Foundation Building Materials, Inc.
6.000% due 03/01/2029	298	249

Frontier Communications Holdings LLC
5.000% due 05/01/2028	1,190	1,028
5.875% due 10/15/2027	3,265	3,000

Gannett Holdings LLC
6.000% due 11/01/2026	420	354

Garda World Security Corp.
4.625% due 02/15/2027	1,038	951
7.750% due 02/15/2028	656	652
9.500% due 11/01/2027	3,389	3,278

Gates Global LLC
6.250% due 01/15/2026	1,805	1,778

Gen Digital, Inc.
5.000% due 04/15/2025	990	970
6.750% due 09/30/2027	737	736

GFL Environmental, Inc.
3.750% due 08/01/2025	1,843	1,755
4.250% due 06/01/2025	427	412
5.125% due 12/15/2026	700	676

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

goeasy Ltd.
4.375% due 05/01/2026	$2,259	$2,063
5.375% due 12/01/2024	1,650	1,602

Golden Entertainment, Inc.
7.625% due 04/15/2026	563	566

Goodyear Tire & Rubber Co.
4.875% due 03/15/2027	1,158	1,104
5.000% due 07/15/2029	990	894
9.500% due 05/31/2025	234	239

GoTo Group, Inc.
5.500% due 09/01/2027	1,544	852

Gran Tierra Energy International Holdings Ltd.
6.250% due 02/15/2025	420	361

Gran Tierra Energy, Inc.
7.750% due 05/23/2027	597	452

Graphic Packaging International LLC
4.750% due 07/15/2027	546	520

Gray Television, Inc.
5.875% due 07/15/2026	1,500	1,346
7.000% due 05/15/2027	856	731

Griffon Corp.
5.750% due 03/01/2028	137	128

GrubHub Holdings, Inc.
5.500% due 07/01/2027	607	349

Gulfport Energy Corp.
8.000% due 05/17/2026	405	407

H-Food Holdings LLC
8.500% due 06/01/2026	1,349	535

Hanesbrands, Inc.
4.875% due 05/15/2026	1,521	1,422

Harbour Energy PLC
5.500% due 10/15/2026	1,667	1,535

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	764	724

Heartland Dental LLC
8.500% due 05/01/2026	439	394
10.500% due 04/30/2028	1,138	1,132

Herc Holdings, Inc.
5.500% due 07/15/2027	1,060	1,017

Hertz Corp.
4.625% due 12/01/2026	1,015	917

Hess Midstream Operations LP
5.625% due 02/15/2026	1,326	1,306

Hillenbrand, Inc.
5.000% due 09/15/2026	930	912
5.750% due 06/15/2025	208	206

Hilton Domestic Operating Co., Inc.
5.375% due 05/01/2025	957	947

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027	2,623	2,501

Howmet Aerospace, Inc.
5.900% due 02/01/2027	2,987	3,014
6.875% due 05/01/2025	1,329	1,351

HTA Group Ltd.
7.000% due 12/18/2025	1,544	1,465

Hudbay Minerals, Inc.
4.500% due 04/01/2026	2,037	1,899

Hughes Satellite Systems Corp.
5.250% due 08/01/2026	1,700	1,588
6.625% due 08/01/2026	890	833

iHeartCommunications, Inc.
4.750% due 01/15/2028	496	375
5.250% due 08/15/2027	1,913	1,465
6.375% due 05/01/2026	977	821
8.375% due 05/01/2027 (f)	1,829	1,221

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	1,267	1,170

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)	1,271	1,197

INEOS Quattro Finance 2 PLC
3.375% due 01/15/2026	1,791	1,636

Innophos Holdings, Inc.
9.375% due 02/15/2028	416	413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Installed Building Products, Inc.
5.750% due 02/01/2028	$444	$419

Intelsat Jackson Holdings SA
6.500% due 03/15/2030	1,400	1,278

International Game Technology PLC
4.125% due 04/15/2026	1,031	980
6.250% due 01/15/2027	800	798
6.500% due 02/15/2025	589	590

IQVIA, Inc.
5.000% due 10/15/2026	1,954	1,888
5.000% due 05/15/2027	1,657	1,595

IRB Holding Corp.
7.000% due 06/15/2025	1,202	1,210

Jaguar Land Rover Automotive PLC
4.500% due 10/01/2027	995	875
5.875% due 01/15/2028	1,749	1,616
7.750% due 10/15/2025	1,404	1,411

JELD-WEN, Inc.
4.625% due 12/15/2025	521	505
4.875% due 12/15/2027	1,158	1,027
6.250% due 05/15/2025	242	244

Kaiser Aluminum Corp.
4.625% due 03/01/2028	2,077	1,820

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026	291	267
7.000% due 12/31/2027	534	473

LABL, Inc.
6.750% due 07/15/2026	835	822
10.500% due 07/15/2027	2,728	2,622

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,888	2,715
3.200% due 08/08/2024	2,970	2,879
3.500% due 08/18/2026	2,380	2,218

LCPR Senior Secured Financing DAC
6.750% due 10/15/2027	2,054	1,927

Legacy LifePoint Health LLC
4.375% due 02/15/2027	702	544
6.750% due 04/15/2025	1,116	1,038

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	940	847

Level 3 Financing, Inc.
4.625% due 09/15/2027	3,337	2,326

Life Time, Inc.
5.750% due 01/15/2026	1,397	1,363
8.000% due 04/15/2026	938	927

Ligado Networks LLC (15.500% PIK)
15.500% due 11/01/2023 (b)	5,925	2,123

Ligado Networks LLC (17.500% PIK)
17.500% due 05/01/2024 (b)	754	57

Lindblad Expeditions HO
9.000% due 05/15/2028	884	898

Lindblad Expeditions LLC
6.750% due 02/15/2027	1,023	975

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	383	343
4.750% due 10/15/2027	43	40
4.875% due 11/01/2024	1,664	1,640
5.625% due 03/15/2026	680	665
6.500% due 05/15/2027	3,056	3,075

LSF9 Atlantis Holdings LLC
7.750% due 02/15/2026	1,400	1,305

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	1,023	991

Manitowoc Co., Inc.
9.000% due 04/01/2026 (f)	2,414	2,404

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028	536	483

Matador Resources Co.
6.875% due 04/15/2028 (f)	2,088	2,069

Matthews International Corp.
5.250% due 12/01/2025	396	380

Mauser Packaging Solutions Holding Co.
7.875% due 08/15/2026	4,631	4,606
9.250% due 04/15/2027	4,411	4,077

50	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mclaren Finance PLC
7.500% due 08/01/2026	$2,057	$1,765

MEG Energy Corp.
7.125% due 02/01/2027	818	832

Melco Resorts Finance Ltd.
5.250% due 04/26/2026	800	741

Mercer International, Inc.
5.500% due 01/15/2026	40	37

Merlin Entertainments Ltd.
5.750% due 06/15/2026	372	359

MGM Resorts International
4.625% due 09/01/2026	632	597
5.500% due 04/15/2027	1,101	1,056
5.750% due 06/15/2025	1,998	1,982
6.750% due 05/01/2025	1,848	1,854

Michaels Cos., Inc.
5.250% due 05/01/2028	2,290	1,853

Mileage Plus Holdings LLC
6.500% due 06/20/2027	486	488

Millennium Escrow Corp.
6.625% due 08/01/2026	824	607

Mineral Resources Ltd.
8.000% due 11/01/2027	713	713
8.125% due 05/01/2027	3,202	3,205

ModivCare, Inc.
5.875% due 11/15/2025	444	412

Mohegan Tribal Gaming Authority
8.000% due 02/01/2026	577	552

Moss Creek Resources Holdings, Inc.
7.500% due 01/15/2026	384	353

Motion Bondco DAC
6.625% due 11/15/2027	1,110	1,017

Murphy Oil USA, Inc.
5.625% due 05/01/2027	272	265

Nabors Industries Ltd.
7.250% due 01/15/2026	957	895

Nabors Industries, Inc.
5.750% due 02/01/2025	100	97
7.375% due 05/15/2027	1,452	1,383

NCL Corp. Ltd.
3.625% due 12/15/2024	1,369	1,319
5.875% due 03/15/2026	6,250	5,853
5.875% due 02/15/2027	1,468	1,430

Neptune Energy Bondco PLC
6.625% due 05/15/2025	526	526

New Fortress Energy, Inc.
6.500% due 09/30/2026	1,496	1,340
6.750% due 09/15/2025	2,533	2,379

Newell Brands, Inc.
4.700% due 04/01/2026	3,318	3,120
6.375% due 09/15/2027	1,316	1,264

Nexstar Media, Inc.
5.625% due 07/15/2027	3,076	2,870

NextEra Energy Operating Partners LP
3.875% due 10/15/2026	35	33
4.250% due 07/15/2024	1,171	1,146
4.500% due 09/15/2027	592	550

Nordstrom, Inc.
4.000% due 03/15/2027	250	223

Northern Oil & Gas, Inc.
8.125% due 03/01/2028	444	436

Northriver Midstream Finance LP
5.625% due 02/15/2026	1,585	1,480

NOVA Chemicals Corp.
4.875% due 06/01/2024	1,865	1,824
5.250% due 06/01/2027	792	705

Novelis Corp.
3.250% due 11/15/2026	1,111	1,007

NuStar Logistics LP
5.625% due 04/28/2027	1,651	1,588
5.750% due 10/01/2025	2,169	2,117
6.000% due 06/01/2026	655	639

Olympus Water U.S. Holding Corp.
7.125% due 10/01/2027	2,824	2,549

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Open Text Corp.
3.875% due 02/15/2028	$2,145	$1,891

Organon & Co.
4.125% due 04/30/2028	3,170	2,817

Oriflame Investment Holding PLC
5.125% due 05/04/2026	733	344

Outfront Media Capital LLC
5.000% due 08/15/2027	1,110	1,009
6.250% due 06/15/2025	628	626

Owens-Brockway Glass Container, Inc.
6.375% due 08/15/2025	602	604

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027	1,286	1,139

Pactiv LLC
7.950% due 12/15/2025	1,449	1,463

Paramount Global
6.375% due 03/30/2062 •	1,230	1,027

Parkland Corp.
5.875% due 07/15/2027	689	665

PDC Energy, Inc.
5.750% due 05/15/2026	1,528	1,523

Penske Automotive Group, Inc.
3.500% due 09/01/2025	353	336

Perenti Finance Pty. Ltd.
6.500% due 10/07/2025 (f)	1,105	1,083

Performance Food Group, Inc.
5.500% due 10/15/2027	1,246	1,202
6.875% due 05/01/2025	1,333	1,335

Permian Resources Operating LLC
5.375% due 01/15/2026	1,125	1,073
6.875% due 04/01/2027	264	261
7.750% due 02/15/2026	2,360	2,378

Perrigo Finance Unlimited Co.
3.900% due 12/15/2024	1,600	1,550
4.375% due 03/15/2026	1,948	1,854

PetSmart, Inc.
4.750% due 02/15/2028	1,316	1,218

Post Holdings, Inc.
5.625% due 01/15/2028	290	279
5.750% due 03/01/2027	1,105	1,080

PRA Health Sciences, Inc.
2.875% due 07/15/2026	1,277	1,157

Presidio Holdings, Inc.
4.875% due 02/01/2027	1,856	1,744
8.250% due 02/01/2028	592	564

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	3,577	3,394

Prime Security Services Borrower LLC
5.250% due 04/15/2024	1,461	1,450
5.750% due 04/15/2026	2,558	2,513
6.250% due 01/15/2028	3,272	3,070

PTC, Inc.
3.625% due 02/15/2025	974	941

QVC, Inc.
4.450% due 02/15/2025	1,095	969
4.750% due 02/15/2027	484	313
4.850% due 04/01/2024	1,063	1,040

Rackspace Technology Global, Inc.
3.500% due 02/15/2028	597	269

Radiate Holdco LLC
4.500% due 09/15/2026	3,747	2,992

Rakuten Group, Inc.
10.250% due 11/30/2024	1,965	1,950

Range Resources Corp.
4.875% due 05/15/2025	1,187	1,164

Rayonier AM Products, Inc.
7.625% due 01/15/2026	224	195

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026	3,724	3,128

Ritchie Bros Holdings, Inc.
6.750% due 03/15/2028	1,198	1,209

Rite Aid Corp.
8.000% due 11/15/2026	1,155	568

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockies Express Pipeline LLC
3.600% due 05/15/2025	$394	$373

Rolls-Royce PLC
3.625% due 10/14/2025	2,163	2,054
5.750% due 10/15/2027	1,390	1,361

Royal Caribbean Cruises Ltd.
4.250% due 07/01/2026	1,520	1,397
5.375% due 07/15/2027	3,195	2,991
5.500% due 08/31/2026	1,869	1,774
7.500% due 10/15/2027	6,558	6,594
11.500% due 06/01/2025	1,019	1,083

RP Escrow Issuer LLC
5.250% due 12/15/2025	791	584

Sabre Global, Inc.
7.375% due 09/01/2025	2,700	2,400
9.250% due 04/15/2025	666	622

Scientific Games International, Inc.
7.000% due 05/15/2028	1,100	1,095
8.625% due 07/01/2025	818	836

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028	1,190	1,064

SCIL LLC
5.375% due 11/01/2026	1,021	932

Scripps Escrow, Inc.
5.875% due 07/15/2027	2,719	2,204

Seagate HDD Cayman
4.750% due 01/01/2025	596	588

Sealed Air Corp.
5.500% due 09/15/2025	371	366
6.125% due 02/01/2028	2,239	2,225

Select Medical Corp.
6.250% due 08/15/2026	1,867	1,837

Sensata Technologies BV
5.000% due 10/01/2025	593	581
5.625% due 11/01/2024	767	762

Shift4 Payments LLC
4.625% due 11/01/2026	1,965	1,845

Shutterfly Finance LLC
9.750% due 10/01/2027	268	265

Shutterfly Finance LLC (4.250% Cash and 4.250% PIK)
8.500% due 10/01/2027 (b)	2,208	1,374

Sigma Holdco BV
7.875% due 05/15/2026	991	853

Silgan Holdings, Inc.
4.125% due 02/01/2028	100	92

Sirius XM Radio, Inc.
3.125% due 09/01/2026	2,589	2,321
5.000% due 08/01/2027	3,084	2,864

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025	522	525

Skillz, Inc.
10.250% due 12/15/2026	353	286

SM Energy Co.
5.625% due 06/01/2025	820	802
6.625% due 01/15/2027	698	679
6.750% due 09/15/2026	1,028	1,003

Southwestern Energy Co.
5.700% due 01/23/2025	669	666

Specialty Building Products Holdings LLC
6.375% due 09/30/2026	1,236	1,170

Spectrum Brands, Inc.
5.750% due 07/15/2025	715	715

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	281	261
4.600% due 06/15/2028 (f)	1,252	1,052
7.500% due 04/15/2025	3,930	3,888
9.375% due 11/30/2029	591	633

Spirit Loyalty Cayman Ltd.
8.000% due 09/20/2025	2,430	2,450

SS&C Technologies, Inc.
5.500% due 09/30/2027	4,458	4,274

Standard Industries, Inc.
4.750% due 01/15/2028	444	414
5.000% due 02/15/2027	1,630	1,555

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	51

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Staples, Inc.
7.500% due 04/15/2026	$2,190	$1,812
10.750% due 04/15/2027	1,140	664

Station Casinos LLC
4.500% due 02/15/2028	1,302	1,170

Stena AB
7.000% due 02/01/2024	812	812

Strathcona Resources Ltd.
6.875% due 08/01/2026	793	695

Sugarhouse HSP Gaming Prop Mezz LP
5.875% due 05/15/2025	2,434	2,352

Summer BC Bidco B LLC
5.500% due 10/31/2026	2,653	2,236

Sunnova Energy Corp.
5.875% due 09/01/2026	614	562

Surgery Center Holdings, Inc.
10.000% due 04/15/2027	487	499

Tap Rock Resources LLC
7.000% due 10/01/2026	821	846

Team Health Holdings, Inc.
6.375% due 02/01/2025	3,696	1,966

TEGNA, Inc.
4.750% due 03/15/2026	473	452

Telesat Canada
5.625% due 12/06/2026 (f)	1,496	925

Tempo Acquisition LLC
5.750% due 06/01/2025	1,359	1,359

Tenet Healthcare Corp.
4.875% due 01/01/2026	4,701	4,583
6.125% due 10/01/2028	298	287
6.250% due 02/01/2027	3,510	3,478

Titan Acquisition Ltd.
7.750% due 04/15/2026	416	378

TK Elevator U.S. Newco, Inc.
5.250% due 07/15/2027	3,283	3,037

TransDigm U.K. Holdings PLC
6.875% due 05/15/2026	2,658	2,637

TransDigm, Inc.
5.500% due 11/15/2027	2,904	2,742
6.250% due 03/15/2026	6,915	6,887
6.375% due 06/15/2026	2,942	2,907
7.500% due 03/15/2027	703	705

Transocean Titan Financing Ltd.
8.375% due 02/01/2028	1,495	1,528

Transocean, Inc.
7.500% due 01/15/2026	500	476
8.000% due 02/01/2027	742	673
8.750% due 02/15/2030	762	774

Travel & Leisure Co.
5.650% due 04/01/2024	751	743
6.600% due 10/01/2025	254	255
6.625% due 07/31/2026	2,842	2,823

Trinity Industries, Inc.
4.550% due 10/01/2024	506	496
7.750% due 07/15/2028	500	503

Trinseo Materials Operating SCA
5.375% due 09/01/2025	810	678

TripAdvisor, Inc.
7.000% due 07/15/2025	1,295	1,296

Triumph Group, Inc.
7.750% due 08/15/2025	1,947	1,895
9.000% due 03/15/2028	3,323	3,397

Trivium Packaging Finance BV
5.500% due 08/15/2026	1,258	1,210
8.500% due 08/15/2027	1,089	1,050

Tutor Perini Corp.
6.875% due 05/01/2025 (j)	860	714

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026	3,425	2,936

U.S. Foods, Inc.
6.250% due 04/15/2025	1,727	1,728

U.S. Renal Care, Inc.
10.625% due 07/15/2027	932	238

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uber Technologies, Inc.
7.500% due 05/15/2025	$2,413	$2,445
7.500% due 09/15/2027	2,998	3,070

Under Armour, Inc.
3.250% due 06/15/2026	1,022	940

Unisys Corp.
6.875% due 11/01/2027	500	361

United Airlines, Inc.
4.375% due 04/15/2026	5,007	4,762

United Rentals North America, Inc.
3.875% due 11/15/2027	525	491
4.875% due 01/15/2028	1,358	1,294
5.500% due 05/15/2027	990	975

Univision Communications, Inc.
5.125% due 02/15/2025	1,393	1,365
6.625% due 06/01/2027	3,741	3,622

UPC Holding BV
5.500% due 01/15/2028	776	678

USA Compression Partners LP
6.875% due 04/01/2026	4,412	4,326
6.875% due 09/01/2027	590	564

Vail Resorts, Inc.
6.250% due 05/15/2025	991	993

Venture Global LNG, Inc.
8.125% due 06/01/2028	1,980	2,013

Vericast Corp.
11.000% due 09/15/2026	1,669	1,751

Veritas US, Inc.
7.500% due 09/01/2025	2,178	1,770

Viasat, Inc.
5.625% due 09/15/2025	2,080	2,018
5.625% due 04/15/2027	2,154	2,013

Videotron Ltd.
5.375% due 06/15/2024	768	761

Viking Cruises Ltd.
5.875% due 09/15/2027	1,158	1,066
6.250% due 05/15/2025	2,474	2,427
13.000% due 05/15/2025	1,784	1,874

VistaJet Malta Finance PLC
7.875% due 05/01/2027	500	450

Vital Energy, Inc.
9.500% due 01/15/2025	254	252

VOC Escrow Ltd.
5.000% due 02/15/2028	860	790

WASH Multifamily Acquisition, Inc.
5.750% due 04/15/2026	298	279

Waste Pro USA, Inc.
5.500% due 02/15/2026	1,518	1,410

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(b)(c)	1,533	1,395

WESCO Distribution, Inc.
7.125% due 06/15/2025	1,799	1,820

Western Digital Corp.
4.750% due 02/15/2026	3,840	3,661

White Cap Buyer LLC
6.875% due 10/15/2028	860	781

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)(f)	2,557	2,452

Williams Scotsman International, Inc.
6.125% due 06/15/2025	1,171	1,164

Winnebago Industries, Inc.
6.250% due 07/15/2028	250	245

Wynn Las Vegas LLC
5.250% due 05/15/2027 (f)	1,789	1,697
5.500% due 03/01/2025	3,588	3,534

Wynn Macau Ltd.
5.500% due 10/01/2027	1,015	905

Xerox Holdings Corp.
5.000% due 08/15/2025	1,093	1,033

XPO Escrow Sub LLC
7.500% due 11/15/2027	606	620

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

XPO, Inc.
6.250% due 06/01/2028	$990	$975

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	2,371	1,677
6.125% due 03/01/2028 (f)	1,684	1,054

ZF North America Capital, Inc.
4.750% due 04/29/2025	2,927	2,856
6.875% due 04/14/2028	696	706

Ziggo Bond Co. BV
6.000% due 01/15/2027	1,075	988

		714,863

UTILITIES 6.4%

Aethon United BR LP
8.250% due 02/15/2026	745	733

AmeriGas Partners LP
5.500% due 05/20/2025	1,331	1,286
5.875% due 08/20/2026	2,838	2,672

Antero Midstream Partners LP
5.750% due 03/01/2027	1,942	1,875
7.875% due 05/15/2026	1,478	1,500

Archrock Partners LP
6.250% due 04/01/2028	419	394
6.875% due 04/01/2027	500	481

Blue Racer Midstream LLC
6.625% due 07/15/2026	732	726
7.625% due 12/15/2025	1,049	1,061

C&W Senior Financing DAC
6.875% due 09/15/2027	2,970	2,594

Calpine Corp.
4.500% due 02/15/2028	200	181
5.125% due 03/15/2028	4,337	3,876
5.250% due 06/01/2026	908	878

Calumet Specialty Products Partners LP
9.750% due 07/15/2028	1,000	985

Clearway Energy Operating LLC
4.750% due 03/15/2028	1,102	1,018

Crestwood Midstream Partners LP
5.625% due 05/01/2027	1,451	1,377
5.750% due 04/01/2025	2,587	2,544

CrownRock LP
5.625% due 10/15/2025	1,591	1,569

Diamond Offshore Drilling, Inc.
9.000% due 12/21/2026 «	79	77

DPL, Inc.
4.125% due 07/01/2025	281	268

Drax Finco PLC
6.625% due 11/01/2025	1,200	1,184

Endeavor Energy Resources LP
5.750% due 01/30/2028	1,525	1,493

Enviva Partners LP
6.500% due 01/15/2026	333	263

FirstEnergy Corp.
1.600% due 01/15/2026	292	265
2.050% due 03/01/2025	584	547
4.150% due 07/15/2027	2,678	2,546

Genesis Energy LP
6.250% due 05/15/2026	2,175	2,068
6.500% due 10/01/2025	839	827
8.000% due 01/15/2027	4,629	4,518
8.875% due 04/15/2030	200	196

Holly Energy Partners LP
6.375% due 04/15/2027	423	418

Howard Midstream Energy Partners LLC
8.875% due 07/15/2028 (a)	500	503

Iliad Holding SASU
6.500% due 10/15/2026	2,593	2,450

Lumen Technologies, Inc.
4.000% due 02/15/2027	2,023	1,510

NGL Energy Operating LLC
7.500% due 02/01/2026	5,302	5,227

NGL Energy Partners LP
6.125% due 03/01/2025	588	565

52	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NRG Energy, Inc.
5.750% due 01/15/2028	$1,158	$1,099

PBF Holding Co. LLC
6.000% due 02/15/2028	352	329
7.250% due 06/15/2025	2,412	2,410

Qwest Corp.
7.250% due 09/15/2025	913	884

Summit Midstream Holdings LLC
9.000% due 10/15/2026 þ	367	357

Tallgrass Energy Partners LP
5.500% due 01/15/2028	1,043	955
6.000% due 03/01/2027	1,135	1,068
7.500% due 10/01/2025	1,682	1,680

Telecom Italia SpA
5.303% due 05/30/2024	2,547	2,478

TerraForm Power Operating LLC
5.000% due 01/31/2028	1,388	1,279

Transocean Poseidon Ltd.
6.875% due 02/01/2027	1,706	1,685

Vistra Operations Co. LLC
5.500% due 09/01/2026	1,633	1,573
5.625% due 02/15/2027	4,192	4,022

		70,494

Total Corporate Bonds & Notes (Cost $1,013,309)		970,937

U.S. TREASURY OBLIGATIONS 0.9%

U.S. Treasury Notes
3.625% due 05/31/2028	10,000	9,782

Total U.S. Treasury Obligations (Cost $9,871)		9,782

	SHARES
COMMON STOCKS 0.2%

FINANCIALS 0.2%

Intelsat Emergence SA «(d)(h)	90,699	2,086

Newco, Inc. «(d)	5,855	419

		2,505

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.0%

TRU (UK) ASIA Ltd. «(d)(h)	7,256	$0

INDUSTRIALS 0.0%

Bruin Blocker LLC «(d)(h)	182,994	0

Voyager Aviation Holdings LLC «(d)	530	0

		0

INFORMATION TECHNOLOGY 0.0%

Riverbed Technology, Inc. «(d)(h)	22,812	5

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)	214,645	0

Total Common Stocks (Cost $9,147)		2,510

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	19,758	94

Total Rights (Cost $0)		94

WARRANTS 0.0%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	1,029	0

Intelsat Emergence SA - Exp. 02/17/2027 «	28,334	44

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	8,526	62

Total Warrants (Cost $3,431)		106

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

INDUSTRIALS 0.1%

Voyager Aviation Holdings LLC «	3,178	$766

Total Preferred Securities (Cost $1,041)		766

SHORT-TERM INSTRUMENTS 14.0%

REPURCHASE AGREEMENTS (i) 14.0%
		154,358

Total Short-Term Instruments (Cost $154,358)		154,358

Total Investments in Securities (Cost $1,197,773)		1,144,752

INVESTMENTS IN AFFILIATES 2.3%

SHORT-TERM INSTRUMENTS 2.3%

MUTUAL FUNDS 2.3%

PIMCO Government Money Market Fund
5.210% (e)(f)(g)	25,063,251	25,063

Total Short-Term Instruments (Cost $25,063)		25,063

Total Investments in Affiliates (Cost $25,063)		25,063

Total Investments 106.3% (Cost $1,222,836)		$1,169,815

Financial Derivative Instruments (k) 0.0% (Cost or Premiums, net $(96))		574

Other Assets and Liabilities, net (6.3)%		(69,551)

Net Assets 100.0%		$1,100,838

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Institutional Class Shares of each Fund.

(f)

Securities with an aggregate market value of $24,569 were out on loan in exchange for $25,063 of cash collateral as of June 30, 2023. See Note 5(e), Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(g)	Coupon represents a 7-Day Yield.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	53

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bruin Blocker LLC	04/20/2021	$0	$0	0.00%
Intelsat Emergence SA	10/02/2018 - 02/23/2022	6,884	2,086	0.19
Riverbed Technology, Inc.	04/24/2018 - 12/07/2021	1,634	5	0.00
TRU (UK) ASIA Ltd.	02/17/2023	0	0	0.00

		$8,518	$2,091	0.19%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.120%	06/30/2023	07/03/2023	$68,900	U.S. Treasury Notes 3.500% due 01/31/2030	$(70,341)	$68,900	$68,929
	5.140	07/03/2023	07/05/2023	68,000	U.S. Treasury Notes 0.375% due 04/30/2025	(69,387)	68,000	68,000
	5.160	06/30/2023	07/03/2023	10,000	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2031	(10,252)	10,000	10,004
FICC	2.400	06/30/2023	07/03/2023	7,458	U.S. Treasury Notes 1.625% due 10/31/2026	(7,607)	7,458	7,459

Total Repurchase Agreements						$(157,587)	$154,358	$154,392

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BRC	(1.000)%	06/20/2023	TBD	(3)	$	(632)	$(632)

Total Reverse Repurchase Agreements							$(632)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$146,933	$0	$0	$0	$146,933	$(149,980)	$(3,047)
BRC	0	(632)	0	0	(632)	714	82
FICC	7,459	0	0	0	7,459	(7,607)	(148)

Master Securities Lending Agreement
BCY	0	0	0	11,057	11,057	(11,279)	(222)
BOS	0	0	0	1,906	1,906	(1,944)	(38)
BSN	0	0	0	448	448	(457)	(9)
GSC	0	0	0	7,946	7,946	(8,105)	(159)
RDR	0	0	0	3,212	3,212	(3,278)	(66)

Total Borrowings and Other Financing Transactions	$154,392	$(632)	$0	$24,569

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(5)
Corporate Bonds & Notes	$25,063	$0	$0	$0	$25,063

Total	$25,063	$0	$0	$0	$25,063

54	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(632)	$(632)

Total	$0	$0	$0	$(632)	$(632)

Total Borrowings	$25,063	$0	$0	$(632)	$24,431

Payable for reverse repurchase agreements and securities on loan - cash collateral					$24,431

(j)	Securities with an aggregate market value of $714 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2023 was $(129) at a weighted average interest rate of (1.852%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2023	125	$13,387	$(273)	$0	$0

Total Futures Contracts				$(273)	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Newell Brands, Inc.	1.000%	Quarterly	06/20/2028	4.555%	$4,600	$(681)	$40	$(641)	$15	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-39 5-Year Index	5.000%	Quarterly	12/20/2027	$6,534	$66	$154	$220	$48	$0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	68,300	519	1,512	2,031	511	0

					$585	$1,666	$2,251	$559	$0

Total Swap Agreements					$(96)	$1,706	$1,610	$574	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability

	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$574	$574	$0	$0	$0	$0

Cash of $9,991 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	55

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$574	$0	$0	$0	$574

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,023)	$(1,023)
Swap Agreements	0	3,097	0	0	(8)	3,089

	$0	$3,097	$0	$0	$(1,031)	$2,066

Over the counter
Swap Agreements	$0	$3	$0	$0	$952	$955

	$0	$3,100	$0	$0	$(79)	$3,021

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(183)	$(183)
Swap Agreements	0	6,148	0	0	0	6,148

	$0	$6,148	$0	$0	$(183)	$5,965

Over the counter
Swap Agreements	$0	$0	$0	$0	$1,016	$1,016

	$0	$6,148	$0	$0	$833	$6,981

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,713	$1,486	$6,199
Corporate Bonds & Notes
Banking & Finance	0	185,580	0	185,580
Industrials	0	714,863	0	714,863
Utilities	0	70,417	77	70,494
U.S. Treasury Obligations	0	9,782	0	9,782
Common Stocks
Financials	0	0	2,505	2,505
Information Technology	0	0	5	5

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Rights
Financials	$0	$0	$94	$94
Warrants
Financials	0	0	106	106
Preferred Securities
Industrials	0	0	766	766
Short-Term Instruments
Repurchase Agreements	0	154,358	0	154,358

	$0	$1,139,713	$5,039	$1,144,752

56	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$25,063	$0	$0	$25,063

Total Investments	$25,063	$1,139,713	$5,039	$1,169,815

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$574	$0	$574

Total Financial Derivative Instruments	$0	$574	$0	$574

Totals	$25,063	$1,140,287	$5,039	$1,170,389

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	57

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

CORPORATE BONDS & NOTES 96.3%

BANKING & FINANCE 35.5%

AerCap Ireland Capital DAC
2.450% due 10/29/2026	$2,572	$2,299
3.300% due 01/30/2032	692	566
3.400% due 10/29/2033	146	117
3.850% due 10/29/2041	63	48
4.450% due 10/01/2025	493	474

Aflac, Inc.
4.750% due 01/15/2049	51	48

AIA Group Ltd.
4.950% due 04/04/2033	1,100	1,101

Aircastle Ltd.
4.250% due 06/15/2026	10	9

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033	2,051	1,501
4.900% due 12/15/2030	48	47

Alleghany Corp.
3.250% due 08/15/2051	1,607	1,152

Ally Financial, Inc.
1.450% due 10/02/2023	354	349
2.200% due 11/02/2028	38	30
3.875% due 05/21/2024	40	39
5.800% due 05/01/2025	130	128

American Express Co.
3.950% due 08/01/2025	763	741
4.050% due 12/03/2042	123	107
4.420% due 08/03/2033 •	757	715

American International Group, Inc.
3.900% due 04/01/2026	594	571

American Tower Corp.
2.750% due 01/15/2027	569	518
2.900% due 01/15/2030	1,155	997
2.950% due 01/15/2051	753	476
3.125% due 01/15/2027	350	323
3.600% due 01/15/2028	719	663

ANZ New Zealand International Ltd.
1.250% due 06/22/2026	136	121

Aon Corp.
2.800% due 05/15/2030	923	800
2.900% due 08/23/2051	740	484

Arch Capital Group Ltd.
3.635% due 06/30/2050	142	104

Ares Capital Corp.
2.875% due 06/15/2027	272	236
2.875% due 06/15/2028	10	8

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031	56	47

Athene Global Funding
0.914% due 08/19/2024	505	472
1.000% due 04/16/2024	10	10
1.608% due 06/29/2026	1,511	1,294
1.716% due 01/07/2025	41	38
2.673% due 06/07/2031	10	8

Australia & New Zealand Banking Group Ltd.
2.570% due 11/25/2035 •(f)	741	563
2.950% due 07/22/2030 •	238	218

Aviation Capital Group LLC
1.950% due 01/30/2026	168	150
6.250% due 04/15/2028	1,775	1,773

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026	45	40
2.528% due 11/18/2027	361	305
2.875% due 02/15/2025	1,612	1,500
5.500% due 01/15/2026	1,586	1,538

Banco Bilbao Vizcaya Argentaria SA
5.862% due 09/14/2026 •	47	46

Banco de Credito e Inversiones SA
3.500% due 10/12/2027	870	804

Banco Santander Chile
2.700% due 01/10/2025	125	120

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375% due 04/17/2025	$147	$146

Banco Santander SA
1.849% due 03/25/2026	86	77
5.147% due 08/18/2025	707	695

Bank of America Corp.
1.530% due 12/06/2025 •	1,067	998
2.572% due 10/20/2032 •	3,212	2,617
2.676% due 06/19/2041 •	450	316
2.687% due 04/22/2032 •	58	48
3.384% due 04/02/2026 •	1,008	967
3.419% due 12/20/2028 •	1,829	1,679
3.458% due 03/15/2025 •	1,362	1,335
3.500% due 04/19/2026	984	944
3.970% due 03/05/2029 •	100	94
4.000% due 04/01/2024	425	420
4.083% due 03/20/2051 •	2,084	1,730
4.271% due 07/23/2029 •	1,082	1,027
4.827% due 07/22/2026 •	651	640
4.948% due 07/22/2028 •	648	637
5.015% due 07/22/2033 •	1,714	1,678
5.080% due 01/20/2027 •	1,241	1,222
6.204% due 11/10/2028 •	839	863

Bank of New York Mellon Corp.
5.802% due 10/25/2028 •	46	47
5.834% due 10/25/2033 •	994	1,037

Bank of New Zealand
1.000% due 03/03/2026	110	98

Bank of Nova Scotia
1.050% due 03/02/2026	53	47

Barclays PLC
3.932% due 05/07/2025 •	128	125
4.375% due 01/12/2026	3,936	3,783
7.437% due 11/02/2033 •	44	48

Berkshire Hathaway Finance Corp.
2.850% due 10/15/2050	948	661
3.850% due 03/15/2052	623	516
4.200% due 08/15/2048	394	355
4.250% due 01/15/2049	217	198
5.750% due 01/15/2040	737	818

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	666	643

BGC Partners, Inc.
5.375% due 07/24/2023	50	50

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050	75	43
2.850% due 08/05/2051	1,696	976
3.500% due 09/10/2049	588	391

Blackstone Secured Lending Fund
2.750% due 09/16/2026	293	256
3.625% due 01/15/2026	128	118

Block Financial LLC
3.875% due 08/15/2030	641	566

Blue Owl Finance LLC
3.125% due 06/10/2031	278	212
4.125% due 10/07/2051	488	306

BNP Paribas SA
1.323% due 01/13/2027 •	804	714
3.800% due 01/10/2024	10	10
4.400% due 08/14/2028	2,085	1,970

BOC Aviation Ltd.
3.250% due 04/29/2025	66	63

Brookfield Finance, Inc.
3.625% due 02/15/2052	733	499
3.900% due 01/25/2028	1,123	1,041
4.850% due 03/29/2029	1,439	1,382

Brown & Brown, Inc.
2.375% due 03/15/2031	146	118
4.950% due 03/17/2052	100	86

Capital One Financial Corp.
5.247% due 07/26/2030 •	178	168

Charles Schwab Corp.
1.650% due 03/11/2031	2,428	1,851
1.950% due 12/01/2031	164	125
2.000% due 03/20/2028	10	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.300% due 05/13/2031	$10	$8
2.900% due 03/03/2032	100	82

China Cinda Finance Ltd.
4.250% due 04/23/2025	212	204

Chubb INA Holdings, Inc.
1.375% due 09/15/2030	60	48

Citigroup, Inc.
2.561% due 05/01/2032 •(h)	1,500	1,225
2.572% due 06/03/2031 •(h)	500	417
3.057% due 01/25/2033 •(h)	168	140
3.400% due 05/01/2026	500	476
3.668% due 07/24/2028 •	10	9
3.700% due 01/12/2026	100	96
3.887% due 01/10/2028 •	2,547	2,415
4.658% due 05/24/2028 •	49	48
4.910% due 05/24/2033 •	3,093	2,994
6.270% due 11/17/2033 •(h)	689	732

Citizens Bank NA
3.750% due 02/18/2026	80	73

Citizens Financial Group, Inc.
3.250% due 04/30/2030	10	8

CNH Industrial Capital LLC
1.950% due 07/02/2023	50	50

Commonwealth Bank of Australia
2.688% due 03/11/2031 (f)	1,524	1,196
3.743% due 09/12/2039 (f)	458	345
5.316% due 03/13/2026	1,026	1,029

Cooperatieve Rabobank UA
5.800% due 09/30/2110	3	3

Credit Agricole SA
1.247% due 01/26/2027 •	930	824
1.907% due 06/16/2026 •	51	47

Credit Suisse AG
1.250% due 08/07/2026	360	310

Crown Castle, Inc.
1.350% due 07/15/2025	23	21
2.100% due 04/01/2031	20	16
2.250% due 01/15/2031	832	679
2.500% due 07/15/2031	10	8
2.900% due 03/15/2027	462	423
2.900% due 04/01/2041	172	121
3.100% due 11/15/2029	1,195	1,042
3.250% due 01/15/2051	27	18
3.300% due 07/01/2030	100	88
4.300% due 02/15/2029	509	479
4.450% due 02/15/2026	1,079	1,051

CubeSmart LP
3.000% due 02/15/2030	56	48

Danske Bank AS
3.244% due 12/20/2025 •	1,260	1,197
5.375% due 01/12/2024	846	841

Deutsche Bank AG
2.129% due 11/24/2026 •(h)	1,278	1,138
2.222% due 09/18/2024 •	627	619
3.961% due 11/26/2025 •	219	209
4.100% due 01/13/2026	1,030	965
7.079% due 02/10/2034 •	936	866

Digital Realty Trust LP
3.600% due 07/01/2029	310	276
3.700% due 08/15/2027	51	47

Discover Bank
4.650% due 09/13/2028	697	648

DNB Bank ASA
1.535% due 05/25/2027 •	1,181	1,041

Empower Finance LP
1.776% due 03/17/2031	61	48
3.075% due 09/17/2051	1,738	1,123

Enstar Group Ltd.
3.100% due 09/01/2031	436	342

Equinix, Inc.
1.450% due 05/15/2026	10	9
2.150% due 07/15/2030	278	225
2.625% due 11/18/2024	50	48
3.000% due 07/15/2050	789	512
3.200% due 11/18/2029	1,118	983

58	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equitable Holdings, Inc.
5.000% due 04/20/2048	$731	$627

Essex Portfolio LP
2.650% due 03/15/2032	2,201	1,773
3.500% due 04/01/2025	50	48

Extra Space Storage LP
2.350% due 03/15/2032	1,884	1,475

F&G Global Funding
1.750% due 06/30/2026	135	120
2.300% due 04/11/2027	515	456

Fairfax Financial Holdings Ltd.
5.625% due 08/16/2032	546	528

Federation des Caisses Desjardins du Quebec
5.700% due 03/14/2028	2,445	2,443

Fidelity National Financial, Inc.
3.200% due 09/17/2051	313	183

Fifth Third Bacorp
4.055% due 04/25/2028 •	1,300	1,198

First American Financial Corp.
4.000% due 05/15/2030	53	47

First-Citizens Bank & Trust Co.
2.969% due 09/27/2025 •	50	47

FS KKR Capital Corp.
1.650% due 10/12/2024	265	247
3.125% due 10/12/2028	183	149
3.400% due 01/15/2026	277	252

GA Global Funding Trust
0.800% due 09/13/2024	134	125
1.950% due 09/15/2028	181	152
2.250% due 01/06/2027	524	465

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026	30	28

GATX Corp.
3.500% due 06/01/2032	50	43
4.700% due 04/01/2029	842	807

General Motors Financial Co., Inc.
1.050% due 03/08/2024	734	710
1.250% due 01/08/2026	1,284	1,146
1.500% due 06/10/2026	10	9
2.350% due 01/08/2031	150	118
2.750% due 06/20/2025	10	9
4.300% due 04/06/2029	52	48
5.100% due 01/17/2024	10	10

Global Atlantic Fin Co.
3.125% due 06/15/2031	100	75

Globe Life, Inc.
4.800% due 06/15/2032	100	96

GLP Capital LP
3.250% due 01/15/2032	100	81
4.000% due 01/15/2030	1,179	1,023
4.000% due 01/15/2031	408	353
5.300% due 01/15/2029	1,099	1,047

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •	1,491	1,333
1.948% due 10/21/2027 •	2,188	1,947
1.992% due 01/27/2032 •	2,975	2,343
2.600% due 02/07/2030	10	9
2.615% due 04/22/2032 •	2,001	1,642
2.640% due 02/24/2028 •	763	693
3.102% due 02/24/2033 •	738	624
3.615% due 03/15/2028 •	51	48
3.800% due 03/15/2030	10	9
4.017% due 10/31/2038 •	55	47
4.482% due 08/23/2028 •	1,489	1,441

Guardian Life Global Funding
1.625% due 09/16/2028	663	557

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	1,550	1,293

Highwoods Realty LP
3.050% due 02/15/2030	1,152	896

Host Hotels & Resorts LP
3.875% due 04/01/2024	246	242

HSBC Holdings PLC
1.589% due 05/24/2027 •	950	839
2.206% due 08/17/2029 •	142	119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.357% due 08/18/2031 •	$146	$117
2.871% due 11/22/2032 •	61	49
3.900% due 05/25/2026	985	939
3.973% due 05/22/2030 •	2,213	1,989
4.300% due 03/08/2026	1,196	1,157
4.583% due 06/19/2029 •	1,849	1,742
6.254% due 03/09/2034 •	1,916	1,965

Hudson Pacific Properties LP
5.950% due 02/15/2028	288	229

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	1,268	1,502

ING Bank NV
5.800% due 09/25/2023	148	148

ING Groep NV
4.017% due 03/28/2028 •	60	56

Intercontinental Exchange, Inc.
5.200% due 06/15/2062	100	99

Intesa Sanpaolo SpA
7.000% due 11/21/2025	100	101
8.248% due 11/21/2033 •	618	650

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	1,091	837

Jackson National Life Global Funding
1.750% due 01/12/2025	200	186

JPMorgan Chase & Co.
1.045% due 11/19/2026 •	100	90
1.470% due 09/22/2027 •	1,473	1,301
1.561% due 12/10/2025 •	346	324
1.764% due 11/19/2031 •	542	429
2.005% due 03/13/2026 •	1,467	1,378
2.580% due 04/22/2032 •	3,168	2,633
2.947% due 02/24/2028 •	876	805
2.950% due 10/01/2026	932	874
2.963% due 01/25/2033 •	711	599
3.509% due 01/23/2029 •	693	641
4.005% due 04/23/2029 •	50	47
4.080% due 04/26/2026 •	393	382
4.323% due 04/26/2028 •	773	747
4.565% due 06/14/2030 •	698	671
4.586% due 04/26/2033 •	100	95
4.851% due 07/25/2028 •	672	663
4.912% due 07/25/2033 •	2,407	2,353
5.400% due 01/06/2042	668	679

Key Corp.
3.878% due 05/23/2025 •	76	70

Kimco Realty OP LLC
2.250% due 12/01/2031	594	463

KKR Group Finance Co. LLC
3.250% due 12/15/2051	1,304	838

Lazard Group LLC
3.750% due 02/13/2025	2,238	2,154

Liberty Mutual Group, Inc.
3.951% due 10/15/2050	1,554	1,139
5.500% due 06/15/2052	687	648

Lloyds Banking Group PLC
3.750% due 01/11/2027	1,641	1,539
3.750% due 03/18/2028 •	51	47
3.870% due 07/09/2025 •	757	738

LSEGA Financing PLC
2.000% due 04/06/2028	1,053	904
3.200% due 04/06/2041	100	75

Macquarie Group Ltd.
1.935% due 04/14/2028 •	1,146	991
3.763% due 11/28/2028 •	60	55

Manulife Financial Corp.
4.150% due 03/04/2026	812	787

Marsh & McLennan Cos., Inc.
2.375% due 12/15/2031	100	82
4.350% due 01/30/2047	126	108

MassMutual Global Funding
4.150% due 08/26/2025	287	279

Mastercard, Inc.
4.875% due 03/09/2028	956	968

Meiji Yasuda Life Insurance Co.
5.200% due 10/20/2045 •	49	47

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MET Tower Global Funding
1.250% due 09/14/2026	$111	$97

MetLife, Inc.
5.000% due 07/15/2052	100	94
9.250% due 04/08/2068	163	189

Metropolitan Life Global Funding
1.875% due 01/11/2027	2,782	2,481
5.150% due 03/28/2033	1,280	1,267

Mitsubishi HC Capital, Inc.
5.080% due 09/15/2027	1,353	1,322

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030	1,565	1,270
2.309% due 07/20/2032 •	164	131
2.341% due 01/19/2028 •	795	712
3.195% due 07/18/2029	662	585
3.751% due 07/18/2039	120	102
4.788% due 07/18/2025 •	1,178	1,162
5.017% due 07/20/2028 •	448	439
5.719% due 02/20/2026 •	1,018	1,013

Mizuho Financial Group, Inc.
3.170% due 09/11/2027	60	55
5.414% due 09/13/2028 •	996	989

Morgan Stanley
1.928% due 04/28/2032 •	2,214	1,729
2.511% due 10/20/2032 •	119	96
2.630% due 02/18/2026 •	300	285
3.620% due 04/17/2025 •	531	521
3.622% due 04/01/2031 •	2,195	1,979
4.210% due 04/20/2028 •	496	477
4.679% due 07/17/2026 •	1,386	1,361
4.889% due 07/20/2033 •	1,309	1,261
5.050% due 01/28/2027 •	577	572
5.123% due 02/01/2029 •	1,051	1,037
6.296% due 10/18/2028 •	46	47

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028	2,000	1,928

National Australia Bank Ltd.
2.990% due 05/21/2031 (f)	100	80
3.347% due 01/12/2037 •(f)	110	87

Nationwide Building Society
2.972% due 02/16/2028 •	50	45
3.960% due 07/18/2030 •	1,333	1,184

Nationwide Mutual Insurance Co.
4.350% due 04/30/2050	1,506	1,145
4.950% due 04/22/2044	54	46

NatWest Group PLC
3.032% due 11/28/2035 •	202	155
4.269% due 03/22/2025 •	694	682
4.892% due 05/18/2029 •	2,350	2,238

New York Life Global Funding
2.350% due 07/14/2026	100	92

New York Life Insurance Co.
3.750% due 05/15/2050	135	103
4.450% due 05/15/2069	169	141
6.750% due 11/15/2039	515	587

Nippon Life Insurance Co.
2.900% due 09/16/2051 •	348	284
3.400% due 01/23/2050 •(e)	691	606
5.100% due 10/16/2044 •	333	325

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024	100	93
1.850% due 09/16/2026	125	106
2.000% due 03/09/2026	581	509
2.450% due 09/15/2028	100	80

Nomura Holdings, Inc.
2.172% due 07/14/2028	57	48
2.329% due 01/22/2027	1,998	1,768
2.648% due 01/16/2025	1,642	1,555

NongHyup Bank
1.250% due 07/20/2025	37	34

Nordea Bank Abp
1.500% due 09/30/2026	55	48
5.375% due 09/22/2027	614	607

Norinchukin Bank
4.867% due 09/14/2027 (e)	739	728
5.071% due 09/14/2032	47	47
5.430% due 03/09/2028 (e)	1,243	1,255

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	59

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northwestern Mutual Global Funding
4.000% due 07/01/2025	$20	$19

NTT Finance Corp.
1.162% due 04/03/2026	120	107

Nuveen Finance LLC
4.125% due 11/01/2024	877	852

Oversea-Chinese Banking Corp. Ltd.
1.832% due 09/10/2030 •(f)	336	306

Owl Rock Capital Corp.
2.875% due 06/11/2028	157	128
3.400% due 07/15/2026	126	112
4.250% due 01/15/2026	10	9

Pacific Life Global Funding
1.600% due 09/21/2028	2,563	2,098

Pacific LifeCorp
5.400% due 09/15/2052	719	696

PNC Bank NA
3.800% due 07/25/2023	901	900

PNC Financial Services Group, Inc.
5.068% due 01/24/2034 •	700	672
5.354% due 12/02/2028 •	47	47

Popular, Inc.
7.250% due 03/13/2028	1,761	1,761

Pricoa Global Funding
0.800% due 09/01/2025	933	840

Principal Life Global Funding
3.000% due 04/18/2026	864	801

Progressive Corp.
3.000% due 03/15/2032	367	320
3.700% due 03/15/2052	100	78

Prologis LP
3.000% due 04/15/2050	68	46
4.000% due 09/15/2028	1,388	1,333

Protective Life Global Funding
1.303% due 09/20/2026	738	645
1.646% due 01/13/2025	584	545

Prudential Financial, Inc.
3.000% due 03/10/2040	172	129
3.905% due 12/07/2047	135	108

Prudential Funding Asia PLC
3.125% due 04/14/2030	285	251
3.625% due 03/24/2032	589	524

Realty Income Corp.
3.250% due 01/15/2031	132	116
3.400% due 01/15/2028	485	448
4.700% due 12/15/2028	1,550	1,503

Regency Centers LP
2.950% due 09/15/2029	819	703

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	853	804

Reliance Standard Life Global Funding
1.512% due 09/28/2026	157	136

Rexford Industrial Realty LP
2.150% due 09/01/2031	1,211	945

RGA Global Funding
2.000% due 11/30/2026	53	47

Royal Bank of Canada
3.625% due 05/04/2027	50	47

Sabra Health Care LP
3.200% due 12/01/2031	303	226

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	484	418
4.500% due 07/17/2025	1,069	1,038
6.499% due 03/09/2029 •	1,340	1,326

Santander U.K. Group Holdings PLC
1.673% due 06/14/2027 •	2,089	1,801

Scentre Group Trust
3.500% due 02/12/2025	50	48

SITE Centers Corp.
3.625% due 02/01/2025	258	243

SMBC Aviation Capital Finance DAC
1.900% due 10/15/2026	785	687
4.125% due 07/15/2023	40	40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale SA
1.488% due 12/14/2026 •	$1,954	$1,721
1.792% due 06/09/2027 •	105	92
2.797% due 01/19/2028 •	841	746
3.337% due 01/21/2033 •	702	563
4.250% due 04/14/2025	747	713
6.691% due 01/10/2034 •	592	603

Spirit Realty LP
3.400% due 01/15/2030	711	605
4.450% due 09/15/2026	500	471

Standard Chartered PLC
2.678% due 06/29/2032 •	84	66
2.819% due 01/30/2026 •	2,932	2,766
4.644% due 04/01/2031 •	1,312	1,211

State Street Corp.
5.751% due 11/04/2026 •	1,070	1,076
5.820% due 11/04/2028 •	1,180	1,210

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027	137	120

Sumitomo Life Insurance Co.
6.500% due 09/20/2073 •	145	144

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031	1,096	876
2.472% due 01/14/2029	564	482
2.750% due 01/15/2030	2,027	1,750
4.306% due 10/16/2028	50	47
5.766% due 01/13/2033	47	48

Sumitomo Mitsui Trust Bank Ltd.
4.950% due 09/15/2027	1,871	1,852

Sun Communities Operating LP
2.300% due 11/01/2028	56	47

SVB Financial Group
1.800% due 02/02/2031 ^(b)	1	1

Synchrony Financial
2.875% due 10/28/2031	1,003	730
5.150% due 03/19/2029	122	111

Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039	1	1

Toronto-Dominion Bank
3.200% due 03/10/2032	800	693
4.108% due 06/08/2027	49	47

Toyota Motor Credit Corp.
5.810% due 12/11/2023 •	882	883

Truist Financial Corp.
1.125% due 08/03/2027	15	13

UBS AG
1.250% due 06/01/2026	200	176
4.500% due 06/26/2048	473	430

UBS Group AG
1.305% due 02/02/2027 •	187	164
2.193% due 06/05/2026 •	871	799
3.126% due 08/13/2030 •	55	46
4.125% due 09/24/2025	1,855	1,773
4.194% due 04/01/2031 •	60	53
4.751% due 05/12/2028 •	300	285
4.875% due 05/15/2045	812	704
6.373% due 07/15/2026 •	259	257
6.442% due 08/11/2028 •	347	349
6.537% due 08/12/2033 •	462	474

UDR, Inc.
2.100% due 08/01/2032	1,891	1,439
3.000% due 08/15/2031	100	85

UniCredit SpA
1.982% due 06/03/2027 •	140	123
2.569% due 09/22/2026 •	52	47
3.127% due 06/03/2032 •	145	114

USAA Capital Corp.
2.125% due 05/01/2030	57	47

VICI Properties LP
4.625% due 12/01/2029	3,066	2,786
5.125% due 05/15/2032	51	48
5.625% due 05/15/2052	282	252

Visa, Inc.
1.900% due 04/15/2027	247	225
2.700% due 04/15/2040	164	126

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.068% due 04/30/2041 •	$63	$46
3.526% due 03/24/2028 •	1,183	1,105
3.908% due 04/25/2026 •	995	962
4.150% due 01/24/2029	624	592
4.611% due 04/25/2053 •	322	283
4.808% due 07/25/2028 •	1,696	1,659
4.897% due 07/25/2033 •	4,007	3,846
5.013% due 04/04/2051 •	800	746

Welltower, Inc.
4.250% due 04/15/2028	1,119	1,054

Westpac Banking Corp.
2.894% due 02/04/2030 •(f)	10	9
2.963% due 11/16/2040 (f)	158	106
3.020% due 11/18/2036 •(f)	60	46
5.405% due 08/10/2033 •(f)	51	48

Weyerhaeuser Co.
6.875% due 12/15/2033	367	400
7.375% due 03/15/2032	1,036	1,157

Willis North America, Inc.
4.650% due 06/15/2027	1,406	1,367

		263,198

INDUSTRIALS 47.7%

7-Eleven, Inc.
0.800% due 02/10/2024	10	10
0.950% due 02/10/2026	1,502	1,342

AbbVie, Inc.
2.950% due 11/21/2026	1,639	1,532
3.200% due 05/14/2026	25	24
3.800% due 03/15/2025	214	208
3.850% due 06/15/2024	152	149
4.050% due 11/21/2039	1,665	1,450
4.400% due 11/06/2042	52	47
4.550% due 03/15/2035	647	617
4.700% due 05/14/2045	3,328	3,043
4.850% due 06/15/2044	27	25

Activision Blizzard, Inc.
1.350% due 09/15/2030	10	8

Aetna, Inc.
3.875% due 08/15/2047	731	570

Agilent Technologies, Inc.
2.300% due 03/12/2031	10	8

Aker BP ASA
2.000% due 07/15/2026	136	122
3.100% due 07/15/2031	80	66

Alcon Finance Corp.
2.600% due 05/27/2030	1,055	901

Alibaba Group Holding Ltd.
3.400% due 12/06/2027	932	867
3.600% due 11/28/2024	966	936
4.400% due 12/06/2057	346	272

Allegion PLC
3.500% due 10/01/2029	54	48

Alphabet, Inc.
0.450% due 08/15/2025	283	259

Amazon.com, Inc.
2.100% due 05/12/2031	3,108	2,615
2.700% due 06/03/2060	1,338	862
3.100% due 05/12/2051	140	105
3.250% due 05/12/2061	143	104
3.875% due 08/22/2037	1,752	1,601
4.100% due 04/13/2062	116	100

Amcor Flexibles North America, Inc.
2.690% due 05/25/2031	40	33

America Movil SAB de CV
3.625% due 04/22/2029	914	841

Amgen, Inc.
3.000% due 02/22/2029	100	90
3.150% due 02/21/2040	2,743	2,100
3.200% due 11/02/2027	353	330
3.625% due 05/22/2024	610	599
4.200% due 02/22/2052	100	83
4.400% due 05/01/2045	969	840
4.400% due 02/22/2062	172	141

60	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.663% due 06/15/2051	$324	$290
4.950% due 10/01/2041	455	423
5.150% due 03/02/2028	532	532
5.250% due 03/02/2025	432	430
5.750% due 03/02/2063	68	69

Amphenol Corp.
2.800% due 02/15/2030	160	140

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030	506	435

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	945	920
4.900% due 02/01/2046	3,555	3,401

Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046	30	29

Anheuser-Busch InBev Worldwide, Inc.
4.000% due 04/13/2028	49	47
5.450% due 01/23/2039	637	660
5.800% due 01/23/2059	140	153

Apache Corp.
5.100% due 09/01/2040	77	63

Apple, Inc.
1.200% due 02/08/2028	10	9
1.650% due 05/11/2030	1,756	1,480
2.200% due 09/11/2029	10	9
2.375% due 02/08/2041	120	89
2.800% due 02/08/2061	73	49
2.850% due 08/05/2061	172	117
3.250% due 02/23/2026	2,300	2,216
3.350% due 08/08/2032 (e)	925	863
3.450% due 05/06/2024	149	147
3.850% due 08/04/2046	1,692	1,491
3.950% due 08/08/2052	737	650
4.650% due 02/23/2046	1,208	1,193

Aptiv PLC
2.396% due 02/18/2025	128	122

ArcelorMittal SA
4.250% due 07/16/2029	52	49

Ashtead Capital, Inc.
4.250% due 11/01/2029	102	93
5.500% due 08/11/2032	1,243	1,203

Astrazeneca Finance LLC
1.750% due 05/28/2028	55	48
2.250% due 05/28/2031	10	8

AstraZeneca PLC
0.700% due 04/08/2026	81	72
1.375% due 08/06/2030	791	637
4.000% due 01/17/2029	643	621
6.450% due 09/15/2037	2,413	2,768

Autodesk, Inc.
2.850% due 01/15/2030	55	48

Bacardi Ltd.
2.750% due 07/15/2026	100	92
4.450% due 05/15/2025	10	10
5.300% due 05/15/2048	40	38

BAE Systems Holdings, Inc.
3.850% due 12/15/2025	409	392

BAE Systems PLC
1.900% due 02/15/2031	1,429	1,150
3.400% due 04/15/2030	891	807

Baidu, Inc.
1.720% due 04/09/2026	53	48
4.125% due 06/30/2025	46	44

BAT Capital Corp.
3.222% due 08/15/2024	450	437
4.540% due 08/15/2047	874	644

Bayer U.S. Finance LLC
4.250% due 12/15/2025	1,568	1,513
4.375% due 12/15/2028	619	587
4.875% due 06/25/2048	1,014	913

Becton Dickinson & Co.
1.957% due 02/11/2031	60	49
2.823% due 05/20/2030	2,423	2,121
4.298% due 08/22/2032	49	46

Berry Global, Inc.
4.875% due 07/15/2026	1,048	1,008

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMW U.S. Capital LLC
2.550% due 04/01/2031	$55	$47
3.300% due 04/06/2027	50	47
3.900% due 04/09/2025	10	10
4.150% due 04/09/2030	486	465

Boardwalk Pipelines LP
3.400% due 02/15/2031	270	233

Boeing Co.
2.196% due 02/04/2026	2,140	1,965
2.750% due 02/01/2026	10	9
3.100% due 05/01/2026	10	9
3.625% due 02/01/2031	1,200	1,081
3.950% due 08/01/2059	2,335	1,727
5.705% due 05/01/2040	732	731

Boston Scientific Corp.
1.900% due 06/01/2025	10	9
4.550% due 03/01/2039	1,321	1,232
6.500% due 11/15/2035	93	104

BP Capital Markets America, Inc.
3.119% due 05/04/2026	74	70
3.937% due 09/21/2028	300	287

Bristol-Myers Squibb Co.
3.400% due 07/26/2029	500	465
3.900% due 02/20/2028	1,900	1,846
4.350% due 11/15/2047	1,667	1,509
4.550% due 02/20/2048	8	7
5.875% due 11/15/2036	138	147

Broadcom, Inc.
1.950% due 02/15/2028	1,053	911
2.600% due 02/15/2033	748	585
3.137% due 11/15/2035	770	591
3.187% due 11/15/2036	1,096	829
3.419% due 04/15/2033	551	461
3.469% due 04/15/2034	806	661
4.000% due 04/15/2029	494	457
4.150% due 04/15/2032	217	197
4.926% due 05/15/2037	962	871

Broadridge Financial Solutions, Inc.
2.900% due 12/01/2029	1,003	856

Cameron LNG LLC
3.701% due 01/15/2039	1,244	1,028

Canadian Natural Resources Ltd.
3.900% due 02/01/2025	1,121	1,084
6.450% due 06/30/2033	45	46

Canadian Pacific Railway Co.
2.050% due 03/05/2030	1,027	863
3.100% due 12/02/2051	1,052	748
3.500% due 05/01/2050	1,411	1,082

Carrier Global Corp.
2.242% due 02/15/2025	2	2
2.700% due 02/15/2031	10	8
2.722% due 02/15/2030	1,941	1,672
3.577% due 04/05/2050	453	335

Caterpillar, Inc.
5.300% due 09/15/2035	30	31

CDW LLC
2.670% due 12/01/2026	53	48
3.276% due 12/01/2028	50	43
4.125% due 05/01/2025	96	93

Cenovus Energy, Inc.
6.750% due 11/15/2039	112	118

Centene Corp.
3.000% due 10/15/2030	57	48
4.250% due 12/15/2027	51	48
4.625% due 12/15/2029	1,300	1,198

CenterPoint Energy Resources Corp.
1.750% due 10/01/2030	149	120

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	50	48

Charter Communications Operating LLC
2.250% due 01/15/2029	227	189
2.300% due 02/01/2032	392	297
3.950% due 06/30/2062	1,297	799
4.800% due 03/01/2050	2,561	1,934
4.908% due 07/23/2025	2,938	2,882

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	$129	$117

Cheniere Energy Partners LP
3.250% due 01/31/2032	2,060	1,698

Choice Hotels International, Inc.
3.700% due 01/15/2031	50	42

Cigna Group
3.400% due 03/01/2027	2,389	2,252
4.125% due 11/15/2025	10	10
4.500% due 02/25/2026	10	10

Clorox Co.
3.100% due 10/01/2027	804	746

Coca-Cola Co.
1.375% due 03/15/2031	56	45
2.125% due 09/06/2029	139	122
2.500% due 06/01/2040	32	24
3.450% due 03/25/2030	260	246

Comcast Corp.
2.887% due 11/01/2051	1,800	1,208
2.937% due 11/01/2056	150	98
2.987% due 11/01/2063	1,500	952
3.200% due 07/15/2036	354	291
3.950% due 10/15/2025	121	118
5.250% due 11/07/2025	100	101
5.350% due 11/15/2027	1,831	1,865
5.500% due 11/15/2032	689	716

Conagra Brands, Inc.
4.300% due 05/01/2024	1,372	1,354

Constellation Brands, Inc.
2.875% due 05/01/2030	774	672
3.150% due 08/01/2029	1,503	1,356
4.100% due 02/15/2048	179	146
5.250% due 11/15/2048	1,452	1,392

Continental Resources, Inc.
2.268% due 11/15/2026	759	676
3.800% due 06/01/2024	50	49
4.375% due 01/15/2028	100	94
5.750% due 01/15/2031	1,583	1,505

Corebridge Financial, Inc.
3.500% due 04/04/2025	1,132	1,079
3.650% due 04/05/2027	975	911
3.850% due 04/05/2029	291	262
3.900% due 04/05/2032	196	171
4.400% due 04/05/2052	100	79

Corning, Inc.
5.450% due 11/15/2079	908	821

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030	210	186
4.500% due 09/16/2025	12	12

Cox Communications, Inc.
1.800% due 10/01/2030	2,686	2,114

CRH America Finance, Inc.
3.400% due 05/09/2027	576	539

CSL Finanace PLC Co.
4.050% due 04/27/2029	50	47

CSX Corp.
2.400% due 02/15/2030	300	259
6.220% due 04/30/2040	1,134	1,228

CVS Health Corp.
1.750% due 08/21/2030	10	8
3.000% due 08/15/2026	20	19
3.250% due 08/15/2029	804	722
3.375% due 08/12/2024	1,000	975
3.625% due 04/01/2027	467	444
3.750% due 04/01/2030	729	669
4.125% due 04/01/2040	164	138
5.050% due 03/25/2048	1,944	1,793
5.125% due 07/20/2045	1,559	1,443

DCP Midstream Operating LP
5.375% due 07/15/2025	48	48

Dell International LLC
4.000% due 07/15/2024	10	10
8.100% due 07/15/2036	507	594

Delta Air Lines, Inc.
4.750% due 10/20/2028	10	10
7.000% due 05/01/2025	2,959	3,024

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	61

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diageo Capital PLC
5.300% due 10/24/2027	$646	$657
5.500% due 01/24/2033	45	48

Diamondback Energy, Inc.
6.250% due 03/15/2033	91	94

Discovery Communications LLC
4.000% due 09/15/2055	740	493
4.650% due 05/15/2050	169	129

DT Midstream, Inc.
4.300% due 04/15/2032	142	123

Eastern Energy Gas Holdings LLC
3.600% due 12/15/2024	353	341

eBay, Inc.
2.700% due 03/11/2030	443	381
5.900% due 11/22/2025	533	539
6.300% due 11/22/2032	1,029	1,082

Electronic Arts, Inc.
1.850% due 02/15/2031	874	708

Elevance Health, Inc.
2.250% due 05/15/2030	2,031	1,703
2.550% due 03/15/2031	50	42
3.125% due 05/15/2050	169	118
3.700% due 09/15/2049	10	8
4.100% due 05/15/2032	51	48
4.550% due 03/01/2048	623	548
4.850% due 08/15/2054	888	775
5.350% due 10/15/2025	171	171
5.950% due 12/15/2034	22	23

Eli Lilly & Co.
2.750% due 06/01/2025	615	590
4.150% due 03/15/2059	957	848
5.950% due 11/15/2037	362	392

Enbridge, Inc.
2.500% due 01/15/2025	1,938	1,844
2.500% due 08/01/2033	1,056	826
3.125% due 11/15/2029	40	35

Energy Transfer LP
4.050% due 03/15/2025	152	148
4.200% due 09/15/2023	487	485
4.200% due 04/15/2027	268	256
4.950% due 05/15/2028	1,140	1,104
5.300% due 04/15/2047	875	762
5.500% due 06/01/2027	368	366
5.875% due 01/15/2024	10	10
6.250% due 04/15/2049	647	633

Eni SpA
4.000% due 09/12/2023	877	873

Entergy Louisiana LLC
4.200% due 09/01/2048	2,411	2,020

Enterprise Products Operating LLC
3.200% due 02/15/2052	615	433
3.750% due 02/15/2025	1,700	1,654
4.200% due 01/31/2050	469	393
4.250% due 02/15/2048	10	8

EQT Corp.
3.900% due 10/01/2027	50	46
5.000% due 01/15/2029	1,272	1,199
5.700% due 04/01/2028	535	529

Equifax, Inc.
5.100% due 12/15/2027	902	893
7.000% due 07/01/2037	397	422

Equinor ASA
2.375% due 05/22/2030	2,505	2,177
3.625% due 04/06/2040	15	13
3.700% due 04/06/2050	151	123
7.150% due 11/15/2025	26	27

ERAC USA Finance LLC
3.300% due 12/01/2026	152	141
4.200% due 11/01/2046	277	233
7.000% due 10/15/2037	318	364

Essential Utilities, Inc.
2.704% due 04/15/2030	56	47

Estee Lauder Cos., Inc.
4.375% due 05/15/2028	1,700	1,675

Evernorth Health, Inc.
3.500% due 06/15/2024	170	166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
6.250% due 05/01/2025	$10	$10

Exxon Mobil Corp.
3.176% due 03/15/2024	13	13

FedEx Corp.
3.250% due 04/01/2026	812	777
4.250% due 05/15/2030	50	48

Fibria Overseas Finance Ltd.
4.000% due 01/14/2025	196	190

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	134	120
2.250% due 03/01/2031	797	637
4.700% due 07/15/2027	354	345
5.100% due 07/15/2032	100	97
5.625% due 07/15/2052	100	94

Fiserv, Inc.
2.250% due 06/01/2027	10	9
2.650% due 06/01/2030	141	120
3.200% due 07/01/2026	1,035	972
3.500% due 07/01/2029	677	618

Fortune Brands Innovations, Inc.
4.000% due 03/25/2032	168	149
4.500% due 03/25/2052	100	78

Fox Corp.
4.709% due 01/25/2029	49	48
5.476% due 01/25/2039	100	93
5.576% due 01/25/2049	400	375

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	1,825	1,712
4.625% due 08/01/2030	101	95

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	50	38

GE Capital Funding LLC
3.450% due 05/15/2025	221	211

General Mills, Inc.
2.875% due 04/15/2030	1,144	1,017

General Motors Co.
5.400% due 04/01/2048	923	794
6.600% due 04/01/2036	10	10
6.750% due 04/01/2046	46	47
6.800% due 10/01/2027 (h)	511	531

Gilead Sciences, Inc.
2.800% due 10/01/2050	181	123

Glencore Funding LLC
1.625% due 09/01/2025	10	9
2.625% due 09/23/2031	100	81
2.850% due 04/27/2031	452	373
3.875% due 10/27/2027	100	94
3.875% due 04/27/2051	10	7
4.125% due 03/12/2024	120	119
5.400% due 05/08/2028	1,244	1,233

Global Payments, Inc.
2.900% due 05/15/2030	918	779
4.150% due 08/15/2049	172	129
4.950% due 08/15/2027	665	648
5.300% due 08/15/2029	446	435
5.400% due 08/15/2032	646	630
5.950% due 08/15/2052	100	96

Graphic Packaging International LLC
0.821% due 04/15/2024	157	151
1.512% due 04/15/2026	234	209

GS Caltex Corp.
3.000% due 06/04/2024	298	290

Haleon U.S. Capital LLC
3.375% due 03/24/2027	2,395	2,243

Harley-Davidson Financial Services, Inc.
6.500% due 03/10/2028	956	957

Hasbro, Inc.
3.550% due 11/19/2026	10	9
3.900% due 11/19/2029	776	702

HCA, Inc.
3.125% due 03/15/2027	163	150
3.500% due 09/01/2030	8	7
3.625% due 03/15/2032	220	191
4.125% due 06/15/2029	877	812
4.375% due 03/15/2042	1,074	891

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 03/15/2024	$661	$657
5.250% due 06/15/2049	1,663	1,502
5.875% due 02/01/2029	60	60

Hess Corp.
5.800% due 04/01/2047	476	463

Home Depot, Inc.
2.950% due 06/15/2029	20	18
3.125% due 12/15/2049	1,751	1,283
4.250% due 04/01/2046	7	6
4.500% due 09/15/2032 (e)	1,341	1,326
4.500% due 12/06/2048	70	65
4.950% due 09/15/2052	500	497

Humana, Inc.
3.125% due 08/15/2029	75	66
3.700% due 03/23/2029	2,023	1,854
5.750% due 03/01/2028	530	540
5.875% due 03/01/2033	569	592
8.150% due 06/15/2038	349	416

Huntington Ingalls Industries, Inc.
2.043% due 08/16/2028	1,091	917

Hyatt Hotels Corp.
1.300% due 10/01/2023	394	390
1.800% due 10/01/2024	100	95
4.850% due 03/15/2026	100	98
5.375% due 04/23/2025	108	107
5.750% due 01/30/2027 (a)	2,300	2,295

Hyundai Capital America
0.800% due 01/08/2024	129	126
0.875% due 06/14/2024	210	200
1.000% due 09/17/2024	854	804
1.250% due 09/18/2023	100	99
1.500% due 06/15/2026	237	210
1.650% due 09/17/2026	1,244	1,097
1.800% due 10/15/2025	133	121
2.000% due 06/15/2028	296	249
2.100% due 09/15/2028	251	211

Illumina, Inc.
2.550% due 03/23/2031	631	521

Imperial Brands Finance PLC
3.125% due 07/26/2024	551	533
3.500% due 07/26/2026	1,079	1,006
6.125% due 07/27/2027	403	404

Indonesia Asahan Aluminium Persero PT
5.710% due 11/15/2023	305	304

Infor, Inc.
1.750% due 07/15/2025	15	14

Intel Corp.
3.100% due 02/15/2060	1,200	769
4.875% due 02/10/2028	808	805

International Business Machines Corp.
4.400% due 07/27/2032	640	614
4.900% due 07/27/2052	1,284	1,201
5.600% due 11/30/2039	29	30

International Flavors & Fragrances, Inc.
4.450% due 09/26/2028	906	850

JDE Peet’s NV
0.800% due 09/24/2024	1,182	1,109
2.250% due 09/24/2031	165	128

Kenvue, Inc.
5.050% due 03/22/2028	1,134	1,144

Keurig Dr Pepper, Inc.
4.050% due 04/15/2032	1,573	1,463
4.417% due 05/25/2025	34	33
4.500% due 04/15/2052	908	801

Kia Corp.
1.000% due 04/16/2024	93	90

Kinder Morgan, Inc.
5.450% due 08/01/2052	574	525
5.550% due 06/01/2045	852	786
5.625% due 11/15/2023	520	520

KLA Corp.
4.650% due 07/15/2032	48	48

Kraft Heinz Foods Co.
4.875% due 10/01/2049	52	47
6.875% due 01/26/2039	732	826

62	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

L3Harris Technologies, Inc.
3.850% due 12/15/2026	$2,068	$1,972
4.400% due 06/15/2028	15	14

Lafarge SA
7.125% due 07/15/2036	135	146

Leidos, Inc.
2.300% due 02/15/2031	772	609
4.375% due 05/15/2030	754	693

Lennar Corp.
5.250% due 06/01/2026	48	48

Lockheed Martin Corp.
3.900% due 06/15/2032	51	48

Lowe’s Cos., Inc.
2.500% due 04/15/2026	352	329

LYB International Finance LLC
1.250% due 10/01/2025	114	103

Marathon Petroleum Corp.
3.800% due 04/01/2028	1,743	1,624

Marriott International, Inc.
2.750% due 10/15/2033	160	127
2.850% due 04/15/2031	140	118
4.625% due 06/15/2030	2,137	2,048

Marvell Technology, Inc.
2.450% due 04/15/2028	56	49

Masco Corp.
1.500% due 02/15/2028	57	49

Massachusetts Institute of Technology
3.885% due 07/01/2116	172	132

McCormick & Co., Inc.
0.900% due 02/15/2026	1,221	1,089

McDonald’s Corp.
3.500% due 07/01/2027	1,758	1,675
4.875% due 12/09/2045	1,778	1,703
5.700% due 02/01/2039	50	52

Mead Johnson Nutrition Co.
4.125% due 11/15/2025	156	152

Medtronic Global Holdings SCA
4.250% due 03/30/2028	2,072	2,024

Mercedes-Benz Finance North America LLC
1.450% due 03/02/2026	317	288
4.950% due 03/30/2025	1,676	1,664

Merck & Co., Inc.
1.700% due 06/10/2027	1,812	1,624
2.900% due 12/10/2061	1,184	785
3.400% due 03/07/2029	1,163	1,089

Meta Platforms, Inc.
3.850% due 08/15/2032	890	827
4.450% due 08/15/2052	640	557
4.650% due 08/15/2062	640	563

Micron Technology, Inc.
4.185% due 02/15/2027	966	926
5.327% due 02/06/2029	100	98

Microsoft Corp.
2.525% due 06/01/2050	3,517	2,435
2.675% due 06/01/2060	695	467
2.921% due 03/17/2052	60	45

Mondelez International Holdings Netherlands BV
1.250% due 09/24/2026	957	841
2.250% due 09/19/2024	26	25
4.250% due 09/15/2025	48	47

Mondelez International, Inc.
1.875% due 10/15/2032	85	66
6.500% due 11/01/2031	1,009	1,070

Moody’s Corp.
3.100% due 11/29/2061	1,435	946
3.750% due 02/25/2052	172	137
4.875% due 02/15/2024	976	971

Motorola Solutions, Inc.
2.300% due 11/15/2030	250	202
2.750% due 05/24/2031	146	120
5.500% due 09/01/2044	929	883

MPLX LP
1.750% due 03/01/2026	52	47
4.125% due 03/01/2027	1,561	1,495
4.700% due 04/15/2048	40	33

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 03/14/2052	$689	$586
5.200% due 03/01/2047	618	543
5.500% due 02/15/2049	122	111

MSCI, Inc.
3.875% due 02/15/2031	55	48

Nestle Holdings, Inc.
5.000% due 03/14/2028	784	794

Netflix, Inc.
3.625% due 06/15/2025	1,055	1,017
4.375% due 11/15/2026	28	27
4.875% due 04/15/2028	1,828	1,810
5.375% due 11/15/2029	350	352
5.875% due 02/15/2025	50	50
6.375% due 05/15/2029	45	48

NIKE, Inc.
3.250% due 03/27/2040	58	48

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	151	150
3.522% due 09/17/2025	128	119

Norfolk Southern Corp.
4.100% due 05/15/2121	67	47
5.590% due 05/17/2025	812	811

Northrop Grumman Corp.
3.850% due 04/15/2045	200	163

Novartis Capital Corp.
2.000% due 02/14/2027	50	46

NXP BV
2.500% due 05/11/2031	1,069	872
3.150% due 05/01/2027	132	121
4.300% due 06/18/2029	132	124
4.400% due 06/01/2027	100	97
5.000% due 01/15/2033	100	96

Occidental Petroleum Corp.
6.450% due 09/15/2036	944	970

OCI NV
6.700% due 03/16/2033	1,270	1,242

Open Text Corp.
6.900% due 12/01/2027	724	738

Oracle Corp.
1.650% due 03/25/2026 (h)	453	411
2.300% due 03/25/2028 (h)	1,186	1,047
3.950% due 03/25/2051 (h)	2,673	2,023
4.125% due 05/15/2045	1,899	1,489
4.900% due 02/06/2033	808	785
5.375% due 07/15/2040	60	57
5.800% due 11/10/2025 (h)	70	71

Otis Worldwide Corp.
2.056% due 04/05/2025	35	33
2.565% due 02/15/2030	10	9

Owens Corning
3.400% due 08/15/2026	100	94

Panasonic Holdings Corp.
2.679% due 07/19/2024	50	48

Paramount Global
4.750% due 05/15/2025	354	346

Penske Truck Leasing Co. LP
1.200% due 11/15/2025	514	457
1.700% due 06/15/2026	2	2
3.400% due 11/15/2026	125	115

PepsiCo, Inc.
2.850% due 02/24/2026	126	120
3.500% due 03/19/2040	56	47
3.900% due 07/18/2032	2,175	2,093
4.600% due 07/17/2045	738	699

Pertamina Persero PT
6.000% due 05/03/2042	350	352

Pfizer Investment Enterprises Pte. Ltd.
4.650% due 05/19/2030	500	494

Philip Morris International, Inc.
1.750% due 11/01/2030	192	152
2.750% due 02/25/2026	158	149
3.375% due 08/11/2025	155	149
3.600% due 11/15/2023	438	435
3.875% due 08/21/2042	487	386
5.000% due 11/17/2025	349	347
5.625% due 11/17/2029	349	356

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 11/17/2032	$349	$358
6.375% due 05/16/2038	475	519

Phillips 66
2.450% due 12/15/2024	1,548	1,473

Pioneer Natural Resources Co.
1.125% due 01/15/2026	135	122
5.100% due 03/29/2026	1,478	1,470

Prosus NV
3.680% due 01/21/2030	305	259
4.027% due 08/03/2050	116	73
4.193% due 01/19/2032	180	152

Qorvo, Inc.
1.750% due 12/15/2024	52	48
4.375% due 10/15/2029	50	45

QUALCOMM, Inc.
5.400% due 05/20/2033	839	884
6.000% due 05/20/2053	774	867

Quanta Services, Inc.
2.350% due 01/15/2032	1,327	1,045
2.900% due 10/01/2030	56	48

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	264	268

Raytheon Technologies Corp.
1.900% due 09/01/2031	59	47
4.125% due 11/16/2028	50	48
4.800% due 12/15/2043	1,809	1,684

Reliance Industries Ltd.
3.625% due 01/12/2052	1,455	1,040
4.125% due 01/28/2025	203	198

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	178	163

RELX Capital, Inc.
3.000% due 05/22/2030	365	326
4.000% due 03/18/2029	1,503	1,434

Renesas Electronics Corp.
1.543% due 11/26/2024	484	453
2.170% due 11/25/2026	1,161	1,022

Republic Services, Inc.
3.375% due 11/15/2027	949	893

Reynolds American, Inc.
4.450% due 06/12/2025	1,341	1,304

Rio Tinto Finance USA PLC
5.000% due 03/09/2033	1,260	1,272

Rogers Communications, Inc.
3.200% due 03/15/2027	800	744
5.000% due 03/15/2044	50	44

Royalty Pharma PLC
0.750% due 09/02/2023	100	99
1.200% due 09/02/2025	26	23
3.300% due 09/02/2040	132	94
3.350% due 09/02/2051	184	119
3.550% due 09/02/2050	873	590

S&P Global, Inc.
4.250% due 05/01/2029	1,508	1,466
4.750% due 08/01/2028	885	880

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030	122	116
5.900% due 09/15/2037	46	47

Sands China Ltd.
2.800% due 03/08/2027	727	632
3.350% due 03/08/2029	210	175
4.300% due 01/08/2026	41	39
5.625% due 08/08/2025	13	13

Santos Finance Ltd.
3.649% due 04/29/2031	1,004	834

Saudi Arabian Oil Co.
3.500% due 04/16/2029	8	7
3.500% due 11/24/2070	2,429	1,619

Seagate HDD Cayman
4.091% due 06/01/2029	740	652

Sealed Air Corp.
1.573% due 10/15/2026	1,352	1,177

Sherwin-Williams Co.
4.250% due 08/08/2025	1,054	1,032
4.550% due 08/01/2045	53	45

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	63

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sitios Latinoamerica SAB de CV
5.375% due 04/04/2032	$405	$367

SK Hynix, Inc.
1.500% due 01/19/2026	54	48

Sky Ltd.
3.750% due 09/16/2024	184	180

Smith & Nephew PLC
2.032% due 10/14/2030	105	85

South32 Treasury Ltd.
4.350% due 04/14/2032	1,155	1,015

Southern Co.
3.700% due 04/30/2030	2,672	2,453
4.400% due 07/01/2046	737	631

Southern Copper Corp.
3.875% due 04/23/2025	149	145

Southwest Airlines Co.
5.125% due 06/15/2027	118	117

Stanley Black & Decker, Inc.
4.000% due 03/15/2060 •	131	100
6.000% due 03/06/2028	956	983

Starbucks Corp.
2.000% due 03/12/2027	129	116
2.550% due 11/15/2030	10	9
3.000% due 02/14/2032	2,482	2,156

Steel Dynamics, Inc.
2.800% due 12/15/2024	115	110
3.250% due 01/15/2031	50	43

Stryker Corp.
1.150% due 06/15/2025	277	255
3.500% due 03/15/2026	1,412	1,355
4.625% due 03/15/2046	512	477

Suzano Austria GmbH
6.000% due 01/15/2029	50	50

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026	50	47

Sysco Corp.
5.950% due 04/01/2030	45	47

T-Mobile USA, Inc.
1.500% due 02/15/2026	532	481
2.250% due 11/15/2031	35	28
2.400% due 03/15/2029	165	142
2.625% due 04/15/2026	51	47
2.700% due 03/15/2032	165	136
3.000% due 02/15/2041	587	429
3.400% due 10/15/2052	850	607
3.500% due 04/15/2025	110	106
3.600% due 11/15/2060	1,721	1,210
3.750% due 04/15/2027	1,681	1,592
3.875% due 04/15/2030	51	47
4.375% due 04/15/2040	550	486
5.200% due 01/15/2033	924	918
5.650% due 01/15/2053	100	102

Take-Two Interactive Software, Inc.
3.700% due 04/14/2027	774	733

Targa Resources Corp.
5.200% due 07/01/2027	1,688	1,658
6.250% due 07/01/2052	100	98

TC PipeLines LP
4.375% due 03/13/2025	363	353

TCI Communications, Inc.
7.875% due 02/15/2026	1,691	1,799

Teck Resources Ltd.
6.000% due 08/15/2040	345	337

Telefonica Emisiones SA
4.103% due 03/08/2027	130	125
4.665% due 03/06/2038	56	47

Tencent Holdings Ltd.
3.280% due 04/11/2024	183	180
3.290% due 06/03/2060	469	291
3.925% due 01/19/2038	59	49
3.940% due 04/22/2061	1,482	1,057
3.975% due 04/11/2029	490	456
4.525% due 04/11/2049	212	177

Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	749	853

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Textron, Inc.
3.900% due 09/17/2029	$52	$48

Thermo Fisher Scientific, Inc.
0.797% due 10/18/2023	506	499
1.215% due 10/18/2024	500	473

Toyota Industries Corp.
3.566% due 03/16/2028	504	470

TransCanada PipeLines Ltd.
4.100% due 04/15/2030	10	9
4.250% due 05/15/2028	50	48
4.625% due 03/01/2034	300	275
7.625% due 01/15/2039	891	1,032

TSMC Arizona Corp.
2.500% due 10/25/2031	57	48

TSMC Global Ltd.
0.750% due 09/28/2025	478	430

TWDC Enterprises 18 Corp.
7.000% due 03/01/2032	128	146

Tyson Foods, Inc.
4.000% due 03/01/2026	300	290
4.875% due 08/15/2034	1,148	1,109

Union Pacific Corp.
2.150% due 02/05/2027	363	332
4.500% due 01/20/2033	49	48

United Airlines Pass-Through Trust
5.800% due 07/15/2037	1,800	1,832

United Rentals North America, Inc.
3.875% due 11/15/2027	353	330
6.000% due 12/15/2029	47	47

UnitedHealth Group, Inc.
1.150% due 05/15/2026	79	71
2.000% due 05/15/2030	34	29
2.900% due 05/15/2050	146	102
3.050% due 05/15/2041	139	108
3.375% due 04/15/2027	156	148
3.700% due 08/15/2049	152	122
4.250% due 01/15/2029	1,576	1,532
4.750% due 07/15/2045	1,450	1,389
5.050% due 04/15/2053	900	895
5.350% due 02/15/2033	46	48
6.625% due 11/15/2037	41	47
6.875% due 02/15/2038	603	718

Vale Overseas Ltd.
3.750% due 07/08/2030	215	189
6.875% due 11/21/2036	1,011	1,058

Valero Energy Corp.
4.350% due 06/01/2028	1,486	1,421

VeriSign, Inc.
5.250% due 04/01/2025	356	352

Verisk Analytics, Inc.
4.125% due 03/15/2029	1,183	1,130

VF Corp.
6.000% due 10/15/2033	35	34

Viatris, Inc.
1.650% due 06/22/2025	261	240

VMware, Inc.
1.000% due 08/15/2024	51	48
1.400% due 08/15/2026	700	618
1.800% due 08/15/2028	35	29
4.500% due 05/15/2025	10	10

Volkswagen Group of America Finance LLC
1.250% due 11/24/2025	1,125	1,014
4.250% due 11/13/2023	251	250

Walmart, Inc.
4.500% due 04/15/2053	1,150	1,122

Walt Disney Co.
2.750% due 09/01/2049	100	68
3.500% due 05/13/2040	116	96
4.950% due 10/15/2045	1,017	982
6.400% due 12/15/2035	77	87
7.750% due 12/01/2045	933	1,214

Warnermedia Holdings, Inc.
5.050% due 03/15/2042	344	290
5.141% due 03/15/2052	274	223
5.391% due 03/15/2062	2,108	1,719

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Waste Connections, Inc.
2.600% due 02/01/2030	$1,740	$1,507
2.950% due 01/15/2052	371	254

Weir Group PLC
2.200% due 05/13/2026	949	851

Western Digital Corp.
2.850% due 02/01/2029	100	80

Western Midstream Operating LP
6.150% due 04/01/2033	861	869

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	2,225	2,145

Westlake Corp.
0.875% due 08/15/2024	51	48

Whirlpool Corp.
4.500% due 06/01/2046	50	40

Williams Cos., Inc.
3.750% due 06/15/2027	50	47
4.300% due 03/04/2024	137	135
4.650% due 08/15/2032	1,215	1,151
5.300% due 08/15/2052	100	92
5.400% due 03/04/2044	1,519	1,403

Woodside Finance Ltd.
3.650% due 03/05/2025	1,217	1,172
3.700% due 09/15/2026	1,313	1,236

Workday, Inc.
3.700% due 04/01/2029	700	649
3.800% due 04/01/2032	459	413

Wyeth LLC
5.950% due 04/01/2037	1,011	1,106

Zimmer Biomet Holdings, Inc.
3.550% due 03/20/2030	55	48

Zoetis, Inc.
2.000% due 05/15/2030	144	120
3.000% due 05/15/2050	419	293
4.700% due 02/01/2043	872	812
5.400% due 11/14/2025	349	350

		354,267

UTILITIES 13.1%

AEP Texas, Inc.
3.450% due 01/15/2050	666	479
4.700% due 05/15/2032	100	96
5.250% due 05/15/2052	100	95

AES Corp.
2.450% due 01/15/2031	1,147	928

Alabama Power Co.
3.940% due 09/01/2032	578	534

Ameren Corp.
3.500% due 01/15/2031	1,353	1,208

Ameren Illinois Co.
4.800% due 12/15/2043	51	45

American Electric Power Co., Inc.
2.300% due 03/01/2030	100	83

American Water Capital Corp.
2.800% due 05/01/2030	2,396	2,097
3.000% due 12/01/2026	51	47
4.200% due 09/01/2048	56	47

Appalachian Power Co.
7.000% due 04/01/2038	950	1,070

Arizona Public Service Co.
2.200% due 12/15/2031	61	48
4.500% due 04/01/2042	56	48

AT&T, Inc.
1.650% due 02/01/2028	10	9
3.500% due 09/15/2053	1,682	1,192
3.650% due 09/15/2059	1,028	716
4.100% due 02/15/2028	1,453	1,390
4.300% due 02/15/2030	1,953	1,855
4.350% due 03/01/2029	904	869
4.500% due 03/09/2048	797	675
4.750% due 05/15/2046	50	44

Atmos Energy Corp.
1.500% due 01/15/2031	50	39
4.150% due 01/15/2043	1,526	1,321

64	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avangrid, Inc.
3.800% due 06/01/2029	$453	$413

Bell Telephone Co. of Canada
3.650% due 03/17/2051	347	265
3.650% due 08/15/2052	63	48

Berkshire Hathaway Energy Co.
1.650% due 05/15/2031	746	579
3.700% due 07/15/2030	5	5
4.050% due 04/15/2025	253	247
6.125% due 04/01/2036	1,165	1,217

BG Energy Capital PLC
5.125% due 10/15/2041	110	103

Bharti Airtel International Netherlands BV
5.350% due 05/20/2024	272	270

Bharti Airtel Ltd.
4.375% due 06/10/2025	156	152

Black Hills Corp.
3.150% due 01/15/2027	1,441	1,337
4.200% due 09/15/2046	100	79

BP Capital Markets PLC
4.875% due 03/22/2030 •(c)	51	47

British Telecommunications PLC
5.125% due 12/04/2028	1,121	1,103
9.625% due 12/15/2030	39	48

Brooklyn Union Gas Co.
4.487% due 03/04/2049	58	45

CenterPoint Energy Houston Electric LLC
4.950% due 04/01/2033	1,888	1,886

CenterPoint Energy, Inc.
1.450% due 06/01/2026	646	578

CMS Energy Corp.
4.750% due 06/01/2050 •	215	185

Commonwealth Edison Co.
4.000% due 03/01/2048	1,191	997

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	283	180
3.600% due 06/15/2061	407	296
3.850% due 06/15/2046	1,277	990
6.150% due 11/15/2052	837	922

Constellation Energy Generation LLC
5.600% due 06/15/2042	805	779

Dominion Energy, Inc.
1.450% due 04/15/2026	1,017	914
3.071% due 08/15/2024 þ	589	569
3.375% due 04/01/2030	10	9

DTE Electric Co.
3.000% due 03/01/2032	55	47
3.650% due 03/01/2052	100	78

DTE Energy Co.
1.050% due 06/01/2025	260	238
3.400% due 06/15/2029	615	551

Duke Energy Carolinas LLC
2.550% due 04/15/2031	219	186
2.850% due 03/15/2032	100	85
3.550% due 03/15/2052	100	76
3.875% due 03/15/2046	60	48
6.000% due 12/01/2028	617	646

Duke Energy Corp.
2.450% due 06/01/2030	278	234
2.550% due 06/15/2031	10	8
3.400% due 06/15/2029	10	9
3.500% due 06/15/2051	146	106
3.750% due 09/01/2046	100	76
3.950% due 10/15/2023	571	568
4.300% due 03/15/2028	260	250
4.500% due 08/15/2032	1,119	1,055
5.000% due 08/15/2052	178	163

Duke Energy Florida LLC
2.400% due 12/15/2031	497	409
3.400% due 10/01/2046	100	75
5.650% due 04/01/2040	11	11
5.950% due 11/15/2052	100	109

Duke Energy Progress LLC
3.400% due 04/01/2032	100	89
3.450% due 03/15/2029	10	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.600% due 09/15/2047	$100	$77
4.000% due 04/01/2052	100	81
5.250% due 03/15/2033	1,146	1,165

Duquesne Light Holdings, Inc.
3.616% due 08/01/2027	53	48

East Ohio Gas Co.
1.300% due 06/15/2025	10	9

Edison International
3.550% due 11/15/2024	60	58
5.750% due 06/15/2027	502	502

Electricite de France SA
4.875% due 01/22/2044	811	670
6.900% due 05/23/2053	1,044	1,083

Enel Finance International NV
1.375% due 07/12/2026	138	122
4.250% due 06/15/2025	517	502
4.625% due 06/15/2027	592	573
5.000% due 06/15/2032	1,094	1,035
5.500% due 06/15/2052	398	360
6.000% due 10/07/2039	872	857

Entergy Corp.
0.900% due 09/15/2025	10	9
1.900% due 06/15/2028	10	9
2.400% due 06/15/2031	75	61
2.800% due 06/15/2030	2,250	1,910

Evergy, Inc.
2.450% due 09/15/2024	155	149
2.900% due 09/15/2029	73	64

Eversource Energy
0.800% due 08/15/2025	9	8
1.650% due 08/15/2030	764	606
4.600% due 07/01/2027	1,069	1,043

Exelon Corp.
4.050% due 04/15/2030	1,926	1,802
4.450% due 04/15/2046	210	179

Fells Point Funding Trust
3.046% due 01/31/2027	1,637	1,506

Florida Power & Light Co.
3.150% due 10/01/2049	916	669
4.125% due 02/01/2042	100	88

Fortis, Inc.
3.055% due 10/04/2026	28	26

Galaxy Pipeline Assets Bidco Ltd.
1.750% due 09/30/2027	3	3

Idaho Power Co.
4.200% due 03/01/2048	21	18

Indiana Michigan Power Co.
4.250% due 08/15/2048	1,476	1,245

Interstate Power & Light Co.
3.100% due 11/30/2051	28	19
3.700% due 09/15/2046	25	19
6.250% due 07/15/2039	8	9

Kentucky Utilities Co.
5.125% due 11/01/2040	100	96
5.450% due 04/15/2033	2,078	2,118

KeySpan Gas East Corp.
2.742% due 08/15/2026	1,667	1,515

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039	222	199

MidAmerican Energy Co.
4.250% due 07/15/2049	1,357	1,156

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	1,341	1,152

New York State Electric & Gas Corp.
2.150% due 10/01/2031	100	78

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028	60	51
2.250% due 06/01/2030	58	48
2.750% due 11/01/2029	3,753	3,256
4.800% due 12/01/2077 •	402	354

NiSource, Inc.
0.950% due 08/15/2025	10	9

Northern States Power Co.
2.900% due 03/01/2050	1	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NSTAR Electric Co.
4.400% due 03/01/2044	$43	$38

Oklahoma Gas & Electric Co.
4.150% due 04/01/2047	10	8
4.550% due 03/15/2044	30	25

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	172	122

ONEOK, Inc.
3.400% due 09/01/2029	581	507
4.550% due 07/15/2028	573	544
5.200% due 07/15/2048	1,135	969
6.100% due 11/15/2032	689	701

Pacific Gas & Electric Co.
2.500% due 02/01/2031	20	16
3.250% due 06/01/2031	1,200	977
3.300% due 08/01/2040	150	101
3.450% due 07/01/2025	128	120
3.750% due 07/01/2028	722	647
3.950% due 12/01/2047	740	505
4.550% due 07/01/2030	103	93
4.650% due 08/01/2028	52	48
4.950% due 07/01/2050	103	81
5.450% due 06/15/2027	305	297
5.900% due 06/15/2032	100	96
6.100% due 01/15/2029	1,000	985

PacifiCorp
4.150% due 02/15/2050	70	54

PECO Energy Co.
3.000% due 09/15/2049	68	47

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050	607	434

Piedmont Natural Gas Co., Inc.
2.500% due 03/15/2031	58	47
3.500% due 06/01/2029	442	401

Pinnacle West Capital Corp.
1.300% due 06/15/2025	50	46

Plains All American Pipeline LP
3.550% due 12/15/2029	133	117
5.150% due 06/01/2042	657	546

Public Service Co. of Colorado
3.550% due 06/15/2046	52	37

Public Service Electric & Gas Co.
4.650% due 03/15/2033	1,676	1,646

Public Service Enterprise Group, Inc.
0.800% due 08/15/2025	928	840

Puget Sound Energy, Inc.
5.795% due 03/15/2040	30	31

San Diego Gas & Electric Co.
1.700% due 10/01/2030	10	8

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044	255	253

Sempra Energy
3.300% due 04/01/2025	1,552	1,489
3.700% due 04/01/2029	845	773

Shell International Finance BV
2.875% due 05/10/2026	1,300	1,239

Sinopec Group Overseas Development Ltd.
1.450% due 01/08/2026	79	72
2.150% due 05/13/2025	254	239
4.125% due 09/12/2025	210	204

Southern California Edison Co.
2.850% due 08/01/2029	1,198	1,048
3.650% due 02/01/2050	1,314	979
4.125% due 03/01/2048	1,160	943
5.850% due 11/01/2027	689	705
5.950% due 11/01/2032	100	105

Southern California Gas Co.
4.125% due 06/01/2048	999	813
4.450% due 03/15/2044	52	44

Southern Power Co.
5.150% due 09/15/2041	635	596

Southwest Gas Corp.
4.050% due 03/15/2032	353	318
5.450% due 03/23/2028	1,280	1,277

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	65

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southwestern Electric Power Co.
4.100% due 09/15/2028	$486	$461

Southwestern Public Service Co.
3.150% due 05/01/2050	10	7
3.700% due 08/15/2047	9	7
6.000% due 10/01/2036	1,032	1,047

Tampa Electric Co.
4.350% due 05/15/2044	30	26
5.000% due 07/15/2052	100	93

Union Electric Co.
3.900% due 04/01/2052	100	82

Verizon Communications, Inc.
2.355% due 03/15/2032	3,122	2,512
2.550% due 03/21/2031	1,250	1,044
3.150% due 03/22/2030	54	48
4.125% due 03/16/2027	1,474	1,432
4.125% due 08/15/2046	740	609
4.400% due 11/01/2034	454	419
4.500% due 08/10/2033	60	57
4.812% due 03/15/2039	396	371
4.862% due 08/21/2046	889	816

Virginia Electric & Power Co.
3.750% due 05/15/2027	213	204
4.625% due 05/15/2052	100	89
6.000% due 01/15/2036	60	63
8.875% due 11/15/2038	1,390	1,850

Vistra Operations Co. LLC
4.300% due 07/15/2029	566	502

Vodafone Group PLC
4.125% due 05/30/2025	157	153
7.875% due 02/15/2030	109	125

WEC Energy Group, Inc.
2.200% due 12/15/2028	1,197	1,031

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Power & Light Co.
3.950% due 09/01/2032	$929	$858

Wisconsin Public Service Corp.
3.671% due 12/01/2042	3	2

Xcel Energy, Inc.
4.600% due 06/01/2032	50	47

		97,126

Total Corporate Bonds & Notes (Cost $774,442)		714,591

U.S. TREASURY OBLIGATIONS 4.3%

U.S. Treasury Bonds
3.000% due 08/15/2052 (j)	5,646	4,803
3.375% due 08/15/2042	2,402	2,181
4.000% due 11/15/2042	3,186	3,167
4.000% due 11/15/2052	1,534	1,576

U.S. Treasury Notes
2.750% due 08/15/2032	6,387	5,856
3.375% due 05/15/2033 (j)	14,300	13,793

Total U.S. Treasury Obligations (Cost $31,879)		31,376

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (i) 0.3%
		2,584

Total Short-Term Instruments (Cost $2,584)		2,584

Total Investments in Securities (Cost $808,905)		748,551

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

MUTUAL FUNDS 0.4%

PIMCO Government Money Market Fund
5.210% (d)(e)(g)	2,927,697	$2,928

Total Short-Term Instruments (Cost $2,928)		2,928

Total Investments in Affiliates (Cost $2,928)		2,928

Total Investments 101.3% (Cost $811,833)		$751,479

Financial Derivative Instruments (k) 0.0% (Cost or Premiums, net $511)		64

Other Assets and Liabilities, net (1.3)%		(9,484)

Net Assets 100.0%		$742,059

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)	Institutional Class Shares of each Fund.

(e)

Securities with an aggregate market value of $2,871 were out on loan in exchange for $2,928 of cash collateral as of June 30, 2023. See Note 5(e), Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(f)	Contingent convertible security.

(g)	Coupon represents a 7-Day Yield.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.561%	05/01/2032	06/21/2021	$1,516	$1,225	0.17%
Citigroup, Inc.	2.572	06/03/2031	07/01/2021 - 07/29/2022	487	417	0.06
Citigroup, Inc.	3.057	01/25/2033	01/18/2022	168	140	0.02
Citigroup, Inc.	6.270	11/17/2033	11/09/2022	689	732	0.10
Deutsche Bank AG	2.129	11/24/2026	08/11/2021 - 12/27/2022	1,171	1,138	0.15
General Motors Co.	6.800	10/01/2027	11/04/2021 - 03/23/2023	552	531	0.07
Oracle Corp.	1.650	03/25/2026	03/06/2023 - 05/24/2023	414	411	0.06
Oracle Corp.	2.300	03/25/2028	09/23/2021 - 12/27/2022	1,134	1,047	0.14
Oracle Corp.	3.950	03/25/2051	04/09/2021 - 05/24/2023	2,718	2,023	0.27
Oracle Corp.	5.800	11/10/2025	05/09/2023	72	71	0.01

				$8,921	$7,735	1.05%

66	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$2,584	U.S. Treasury Notes 1.500% due 01/31/2027	$(2,636)	$2,584	$2,584

Total Repurchase Agreements						$(2,636)	$2,584	$2,584

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	5.180%	05/04/2023	07/06/2023	$(967)	$(975)
DEU	5.060	06/26/2023	07/10/2023	(7,029)	(7,036)
	5.130	06/22/2023	07/06/2023	(6,896)	(6,907)

Total Reverse Repurchase Agreements					$(14,918)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(975)	$0	$0	$(975)	$936	$(39)
DEU	0	(13,943)	0	0	(13,943)	13,793	(150)
FICC	2,584	0	0	0	2,584	(2,636)	(52)

Master Securities Lending Agreement
BMO	0	0	0	1,296	1,296	(1,321)	(25)
BCY	0	0	0	6	6	(6)	(0)
GSC	0	0	0	1,277	1,277	(1,303)	(26)
RDR	0	0	0	292	292	(298)	(6)

Total Borrowings and Other Financing Transactions	$2,584	$(14,918)	$0	$2,871

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(4)
Corporate Bonds & Notes	$2,928	$0	$0	$0	$2,928

Total	$2,928	$0	$0	$0	$2,928

Reverse Repurchase Agreements
U.S. Treasury Obligations	0	(14,918)	0	0	(14,918)

Total	$0	$(14,918)	$0	$0	$(14,918)

Total Borrowings	$2,928	$(14,918)	$0	$0	$(11,990)

Payable for reverse repurchase agreements and securities on loan - cash collateral					$(11,990)

(j)	Securities with an aggregate market value of $14,728 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2023 was $(3,351) at a weighted average interest rate of 4.933%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	67

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2023	4	$449	$(8)	$1	$0

Total Futures Contracts				$(8)	$1	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
National Rural Utilities Cooperative Finance Corp.	1.000%	Quarterly	12/20/2026	0.235%	$ 100	$3	$(1)	$2	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$200	$4	$(1)	$3	$0	$0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	1,200	5	14	19	1	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	2,200	27	6	33	3	0
CDX.IG-40 5-Year Index	1.000	Quarterly	6/20/2028	43,700	472	198	670	59	0

					$508	$217	$725	$63	$0

Total Swap Agreements					$511	$216	$727	$63	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$63	$64	$0	$0	$0	$0

Cash of $2,178 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

68	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	63	0	0	0	63

	$0	$63	$0	$0	$1	$64

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$376	$376
Swap Agreements	0	813	0	0	(4)	809

	$0	$813	$0	$0	$372	$1,185

Over the counter
Swap Agreements	$0	$0	$0	$0	$265	$265

	$0	$813	$0	$0	$637	$1,450

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$33	$33
Swap Agreements	0	662	0	0	0	662

	$0	$662	$0	$0	$33	$695

Over the counter
Swap Agreements	$0	$0	$0	$0	$(104)	$(104)

	$0	$662	$0	$0	$(71)	$591

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$263,198	$0	$263,198
Industrials	0	354,267	0	354,267
Utilities	0	97,126	0	97,126
U.S. Treasury Obligations	0	31,376	0	31,376
Short-Term Instruments
Repurchase Agreements	0	2,584	0	2,584

	$0	$748,551	$0	$748,551

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$2,928	$0	$0	$2,928

Total Investments	$2,928	$748,551	$0	$751,479

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$64	$0	$64

Total Financial Derivative Instruments	$0	$64	$0	$64

Totals	$2,928	$748,615	$0	$751,543

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	69

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Air Canada
8.839% (LIBOR03M + 3.500%) due 08/11/2028 ~	$2,574	$2,578

American Airlines, Inc.
10.000% (LIBOR03M + 4.750%) due 04/20/2028 ~	3,700	3,784

Avolon TLB Borrower 1 (U.S.) LLC
7.396% (LIBOR01M + 2.250%) due 12/01/2027 ~	1,274	1,274

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	5,760	5,241

SkyMiles IP Ltd.
8.798% due 10/20/2027	4,410	4,586

United Airlines, Inc.
9.292% (LIBOR03M + 3.750%) due 04/21/2028 ~	1,563	1,565

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	1,944	1,708

Total Loan Participations and Assignments (Cost $21,251)		20,736

CORPORATE BONDS & NOTES 23.0%

BANKING & FINANCE 15.1%

AerCap Ireland Capital DAC
3.875% due 01/23/2028	2,100	1,933

Aircastle Ltd.
4.250% due 06/15/2026	3,800	3,581

American Assets Trust LP
3.375% due 02/01/2031	2,800	2,193

American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	2,732

American Tower Corp.
3.650% due 03/15/2027	3,000	2,812

AmFam Holdings, Inc.
2.805% due 03/11/2031	700	524

Antares Holdings LP
2.750% due 01/15/2027	4,050	3,331
3.750% due 07/15/2027	3,700	3,099
3.950% due 07/15/2026	1,000	879

Arch Capital Group Ltd.
3.635% due 06/30/2050	6,900	5,066

Ares Capital Corp.
2.875% due 06/15/2027	6,000	5,205
2.875% due 06/15/2028	4,000	3,313
3.250% due 07/15/2025	1,800	1,666

Ares Finance Co. LLC
3.250% due 06/15/2030	3,500	2,950

Aviation Capital Group LLC
3.500% due 11/01/2027	500	442

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	3,900	3,629
4.250% due 04/15/2026	1,800	1,678

Banco Santander SA
2.958% due 03/25/2031	2,200	1,816
3.490% due 05/28/2030	1,400	1,222

Bank of America Corp.
2.687% due 04/22/2032 •	10,000	8,292
3.593% due 07/21/2028 •	7,000	6,513
4.948% due 07/22/2028 •	4,000	3,932
5.202% due 04/25/2029 •	8,400	8,313
6.204% due 11/10/2028 •	1,800	1,852

Barclays PLC
2.667% due 03/10/2032 •	800	629
4.972% due 05/16/2029 •	1,000	946
7.385% due 11/02/2028 •	7,000	7,297
7.437% due 11/02/2033 •	5,000	5,412

BGC Partners, Inc.
3.750% due 10/01/2024	3,300	3,117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Blackstone Holdings Finance Co. LLC
1.625% due 08/05/2028	$3,000	$2,483

Blue Owl Finance LLC
3.125% due 06/10/2031	4,300	3,276

BNP Paribas SA
1.904% due 09/30/2028 •	3,200	2,729
2.159% due 09/15/2029 •	800	667
2.591% due 01/20/2028 •	7,500	6,710
4.500% due 02/25/2030 •(e)(g)	200	142
4.625% due 02/25/2031 •(e)(g)	2,000	1,432

BPCE SA
5.975% due 01/18/2027 •	4,000	3,964

Brixmor Operating Partnership LP
4.050% due 07/01/2030	2,000	1,806
4.125% due 05/15/2029	3,000	2,680

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,500	3,957

CI Financial Corp.
3.200% due 12/17/2030	4,000	3,003

Citigroup, Inc.
2.976% due 11/05/2030 •	4,700	4,077
3.785% due 03/17/2033 •(h)	4,500	3,978
4.075% due 04/23/2029 •	3,000	2,827

Credit Suisse AG
5.000% due 07/09/2027	3,500	3,381
6.500% due 08/08/2023 (g)	15,400	15,343

Credit Suisse AG AT1 Claim^	8,900	356

Crown Castle, Inc.
3.100% due 11/15/2029	2,200	1,919

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	1,300	1,237

Deutsche Bank AG
2.311% due 11/16/2027 •	4,500	3,870
2.552% due 01/07/2028 •	6,500	5,641
3.547% due 09/18/2031 •	600	499
3.742% due 01/07/2033 •	900	661
3.961% due 11/26/2025 •	5,300	5,056
6.720% due 01/18/2029 •	2,500	2,506

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032	7,800	6,193

Equitable Holdings, Inc.
5.594% due 01/11/2033	1,000	982

F&G Global Funding
2.000% due 09/20/2028	800	661

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	300	289
5.625% due 08/16/2032	2,000	1,933

Farmers Insurance Exchange
4.747% due 11/01/2057 •	2,000	1,573

Fidelity National Financial, Inc.
2.450% due 03/15/2031	1,050	823
3.400% due 06/15/2030	1,800	1,574

First American Financial Corp.
4.000% due 05/15/2030	4,000	3,510

Ford Motor Credit Co. LLC
2.700% due 08/10/2026	3,600	3,217
2.900% due 02/10/2029	2,000	1,657
6.950% due 03/06/2026	1,500	1,509

Freedom Mortgage Corp.
8.250% due 04/15/2025	1,564	1,527

FS KKR Capital Corp.
1.650% due 10/12/2024	1,000	930
2.625% due 01/15/2027	4,000	3,414
3.125% due 10/12/2028	1,200	978
3.400% due 01/15/2026	1,900	1,730

GA Global Funding Trust
2.250% due 01/06/2027	7,500	6,650
3.850% due 04/11/2025	1,000	953

Global Atlantic Fin Co.
4.400% due 10/15/2029	6,000	5,066

GLP Capital LP
4.000% due 01/15/2030	5,100	4,425
5.300% due 01/15/2029	400	381
5.750% due 06/01/2028	3,000	2,938

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
2.650% due 10/21/2032 •	$2,600	$2,120
3.102% due 02/24/2033 •	2,500	2,113
4.482% due 08/23/2028 •	10,000	9,675
6.941% (SOFRRATE + 1.850%) due 03/15/2028 ~	3,000	3,047

Golub Capital BDC, Inc.
2.050% due 02/15/2027	1,500	1,263
2.500% due 08/24/2026	3,000	2,597

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	5,000	4,538

Healthcare Realty Holdings LP
3.750% due 07/01/2027	4,600	4,251

HSBC Holdings PLC
2.251% due 11/22/2027 •	4,000	3,552
2.804% due 05/24/2032 •	2,000	1,619
2.848% due 06/04/2031 •	7,000	5,812
4.583% due 06/19/2029 •	5,300	4,993
4.755% due 06/09/2028 •	2,500	2,404
5.402% due 08/11/2033 •	4,200	4,109

Hyundai Capital Services, Inc.
0.750% due 09/15/2023	5,000	4,947

ING Groep NV
3.875% due 05/16/2027 •(e)(g)	600	430
4.250% due 05/16/2031 •(e)(g)	600	401

Intesa Sanpaolo SpA
4.950% due 06/01/2042 •	4,000	2,639

JPMorgan Chase & Co.
2.963% due 01/25/2033 •	5,500	4,635
4.323% due 04/26/2028 •	9,500	9,175
4.565% due 06/14/2030 •	12,000	11,542
5.350% due 06/01/2034	14,000	14,117

KKR Financial Holdings LLC
5.400% due 05/23/2033	6,000	5,592

KKR Group Finance Co. LLC
3.250% due 12/15/2051	1,000	643
3.750% due 07/01/2029	1,250	1,114

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •	4,000	3,151
4.300% due 02/01/2061	4,800	3,033

Life Storage LP
3.875% due 12/15/2027	2,100	1,952

Lloyds Banking Group PLC
4.976% due 08/11/2033 •	8,500	7,956
5.871% due 03/06/2029 •	5,000	4,964
7.500% due 09/27/2025 •(e)(g)	5,000	4,688

Low Income Investment Fund
3.711% due 07/01/2029	2,500	2,244

LXP Industrial Trust
2.375% due 10/01/2031	3,500	2,667

Maple Grove Funding Trust
4.161% due 08/15/2051	5,500	3,862

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •	3,250	2,968

Mitsubishi UFJ Financial Group, Inc.
3.195% due 07/18/2029	1,500	1,327
5.354% due 09/13/2028 •	2,500	2,483

MMcapS Funding Ltd.
5.832% (US0003M + 0.290%) due 12/26/2039 ~	564	524

Morgan Stanley
0.000% due 04/02/2032 þ(h)	9,000	5,625
2.511% due 10/20/2032 •	4,700	3,798
5.164% due 04/20/2029 •	2,000	1,977
5.250% due 04/21/2034	2,400	2,371
6.296% due 10/18/2028 •	20,000	20,569

NatWest Group PLC
4.600% due 06/28/2031 •(e)(g)	200	139

New York Life Insurance Co.
4.450% due 05/15/2069	3,700	3,088

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026	4,500	3,820

Nomura Holdings, Inc.
1.653% due 07/14/2026	3,000	2,641
2.608% due 07/14/2031	4,000	3,177

70	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.710% due 01/22/2029	$950	$802
5.842% due 01/18/2028	1,500	1,504

Nordea Bank Abp
3.750% due 03/01/2029 •(e)(g)	5,000	3,712
6.125% due 09/23/2024 •(e)(g)	550	520
6.625% due 03/26/2026 •(e)(g)	5,600	5,308

Ohio National Financial Services, Inc.
6.800% due 01/24/2030	3,300	3,072

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	3,350	3,063

Owl Rock Capital Corp.
2.875% due 06/11/2028	4,300	3,508
4.000% due 03/30/2025	1,700	1,595

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	6,602

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	699	691

Physicians Realty LP
4.300% due 03/15/2027	2,000	1,885

Preferred Term Securities Ltd.
5.852% (US0003M + 0.300%) due 03/22/2037 ~	1,861	1,637

Realty Income Corp.
3.250% due 01/15/2031	2,100	1,838

RGA Global Funding
2.700% due 01/18/2029	2,900	2,501

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	3,400	2,940
6.499% due 03/09/2029 •	1,700	1,683

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •	5,000	4,505
6.534% due 01/10/2029 •	5,000	5,039
6.833% due 11/21/2026 •	3,000	3,009

Societe Generale SA
6.446% due 01/10/2029 •	6,300	6,316
6.691% due 01/10/2034 •	2,500	2,547

Spirit Realty LP
4.450% due 09/15/2026	700	660

Sumitomo Mitsui Financial Group, Inc.
5.520% due 01/13/2028	4,000	4,019
5.766% due 01/13/2033	3,000	3,088

Trust Fibra Uno
4.869% due 01/15/2030	4,900	4,334
6.950% due 01/30/2044	300	255

UBS Group AG
5.125% due 07/29/2026 •(e)(g)	800	699
6.373% due 07/15/2026 •	1,600	1,590
7.000% due 02/19/2025 •(e)(g)	200	191

Wells Fargo & Co.
2.572% due 02/11/2031 •	9,500	8,049
2.879% due 10/30/2030 •	1,000	865
4.897% due 07/25/2033 •	10,000	9,598

Willis North America, Inc.
2.950% due 09/15/2029	1,300	1,120

		526,584

INDUSTRIALS 6.4%

Air Canada
3.875% due 08/15/2026	1,000	928

Air Canada Pass-Through Trust
5.250% due 10/01/2030	1,783	1,731

American Airlines Pass-Through Trust
3.375% due 11/01/2028	8,137	7,305
3.700% due 04/01/2028	1,710	1,540
4.000% due 01/15/2027	2,335	2,109

American Airlines, Inc.
5.500% due 04/20/2026	3,900	3,867
5.750% due 04/20/2029	1,400	1,361

Ashtead Capital, Inc.
4.250% due 11/01/2029	5,000	4,542

Bacardi Ltd.
5.150% due 05/15/2038	1,200	1,129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT Capital Corp.
4.390% due 08/15/2037	$3,200	$2,562

Boeing Co.
5.150% due 05/01/2030	2,000	1,982

Bowdoin College
4.693% due 07/01/2112	3,400	2,859

Broadcom, Inc.
2.450% due 02/15/2031	10,000	8,137
3.187% due 11/15/2036	3,600	2,723
3.469% due 04/15/2034	500	410
4.000% due 04/15/2029	2,000	1,849
4.110% due 09/15/2028	1,000	945

California Institute of Technology
4.283% due 09/01/2116	3,000	2,280

CDW LLC
2.670% due 12/01/2026	3,000	2,697

Centene Corp.
3.000% due 10/15/2030	1,500	1,251

Charter Communications Operating LLC
2.800% due 04/01/2031	2,100	1,691
5.050% due 03/30/2029	2,000	1,908

Cheniere Energy Partners LP
3.250% due 01/31/2032	2,000	1,648

Choice Hotels International, Inc.
3.700% due 12/01/2029	6,700	5,785

Claremont Mckenna College
3.775% due 01/01/2122	3,000	2,081

CommonSpirit Health
4.187% due 10/01/2049	7,300	5,930

Corebridge Financial, Inc.
3.850% due 04/05/2029	2,000	1,801

CVS Health Corp.
5.300% due 12/05/2043	2,000	1,915

DAE Funding LLC
2.625% due 03/20/2025	4,000	3,766
3.375% due 03/20/2028	5,000	4,512

Dell International LLC
5.300% due 10/01/2029	7,400	7,351

Delta Air Lines, Inc.
3.750% due 10/28/2029	3,400	3,061
4.750% due 10/20/2028	5,000	4,857

Discovery Communications LLC
4.000% due 09/15/2055	300	200

Energy Transfer LP
5.550% due 02/15/2028	2,500	2,495

Expedia Group, Inc.
3.250% due 02/15/2030	2,200	1,916

Ferguson Finance PLC
3.250% due 06/02/2030	2,000	1,738

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	2,700	2,150
4.317% due 12/30/2039	2,700	1,955

Flex Ltd.
4.875% due 06/15/2029	2,000	1,914

General Electric Co.
4.250% due 05/01/2040	6,000	4,874

Georgetown University
5.215% due 10/01/2118	6,560	6,032

Global Payments, Inc.
3.200% due 08/15/2029	600	522
5.400% due 08/15/2032	5,100	4,972

HCA, Inc.
3.625% due 03/15/2032	3,000	2,605

Imperial Brands Finance PLC
3.500% due 07/26/2026	5,000	4,660
3.875% due 07/26/2029	3,000	2,647

Infor, Inc.
1.750% due 07/15/2025	2,600	2,375

Las Vegas Sands Corp.
3.500% due 08/18/2026	1,100	1,025

Massachusetts Institute of Technology
4.678% due 07/01/2114	1,360	1,270

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Melco Resorts Finance Ltd.
5.750% due 07/21/2028	$400	$354

Micron Technology, Inc.
5.375% due 04/15/2028	1,900	1,883

Mileage Plus Holdings LLC
6.500% due 06/20/2027	4,080	4,094

MPLX LP
4.250% due 12/01/2027	2,000	1,901

National Fuel Gas Co.
2.950% due 03/01/2031	3,900	3,123

New York & Presbyterian Hospital
4.763% due 08/01/2116	3,000	2,557

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	2,500	2,275

NXP BV
5.000% due 01/15/2033	900	865

Oracle Corp.
4.900% due 02/06/2033	1,000	971

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	4,300	3,910

Petroleos Mexicanos
6.490% due 01/23/2027	311	277
6.700% due 02/16/2032	4,600	3,502

Prosus NV
3.680% due 01/21/2030	2,700	2,294
4.193% due 01/19/2032	2,300	1,938

Quanta Services, Inc.
2.900% due 10/01/2030	2,000	1,701

Reynolds American, Inc.
5.850% due 08/15/2045	710	632

Rockies Express Pipeline LLC
3.600% due 05/15/2025	3,000	2,838

Studio City Finance Ltd.
6.000% due 07/15/2025	200	186

T-Mobile USA, Inc.
2.700% due 03/15/2032	2,500	2,067

Targa Resources Corp.
6.125% due 03/15/2033	3,000	3,067

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	8,000	6,838

Time Warner Cable LLC
6.550% due 05/01/2037	600	576
7.300% due 07/01/2038	2,500	2,550

Trustees of the University of Pennsylvania
4.674% due 09/01/2112	1,180	1,053

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	2,746	2,530

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	1,726	1,612

United Airlines Pass-Through Trust
3.100% due 01/07/2030	994	900
3.450% due 01/07/2030	2,981	2,580
4.550% due 08/25/2031	2,028	1,810

United Airlines, Inc.
4.375% due 04/15/2026	3,400	3,233
4.625% due 04/15/2029	2,500	2,280

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031	3,900	3,247

VMware, Inc.
2.200% due 08/15/2031	2,000	1,572

Wesleyan University
4.781% due 07/01/2116	3,248	2,755

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	6,130	5,909

		221,743

UTILITIES 1.5%

Enel Finance International NV
7.500% due 10/14/2032	2,000	2,219

Israel Electric Corp. Ltd.
3.750% due 02/22/2032	6,300	5,391

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	71

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Edison Co.
4.300% due 01/15/2029	$600	$568

NGPL PipeCo LLC
4.875% due 08/15/2027	3,200	3,035

Pacific Gas & Electric Co.
2.500% due 02/01/2031	2,400	1,881
3.300% due 08/01/2040	2,200	1,485
3.500% due 08/01/2050	500	319
4.450% due 04/15/2042	2,000	1,517
4.500% due 07/01/2040	1,700	1,324
4.550% due 07/01/2030	5,200	4,710
4.950% due 07/01/2050	1,700	1,337
5.900% due 06/15/2032	1,500	1,445
6.150% due 01/15/2033	2,200	2,153

Pennsylvania Electric Co.
3.250% due 03/15/2028	1,100	998
3.600% due 06/01/2029	2,000	1,818
5.150% due 03/30/2026	900	887

Puget Energy, Inc.
4.224% due 03/15/2032 (h)	3,000	2,699

Texas Electric Market Stabilization Funding N LLC
5.057% due 08/01/2048	15,500	15,205

Toledo Edison Co.
2.650% due 05/01/2028	2,918	2,582

		51,573

Total Corporate Bonds & Notes (Cost $868,712)		799,900

MUNICIPAL BONDS & NOTES 1.5%

CALIFORNIA 0.6%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	3,300	2,700
3.850% due 06/01/2050	4,290	3,895

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.587% due 06/01/2029	2,515	2,152

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	2,000	1,342

University of California Revenue Bond, Series 2012
4.858% due 05/15/2112	10,501	9,362

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	2,100	1,837

		21,288

GEORGIA 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	1,074	1,229

ILLINOIS 0.2%

State of Illinois
7.350% due 07/01/2035	6,314	6,812

MICHIGAN 0.1%

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	2,000	1,740

NEW JERSEY 0.1%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,400	3,906

NEW YORK 0.2%

New York City, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2006
6.027% due 01/01/2046	600	611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.072% due 07/15/2053	$6,000	$6,147

		6,758

TEXAS 0.1%

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	4,200	3,416

VIRGINIA 0.1%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	6,500	4,087

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	4,940	4,495

Total Municipal Bonds & Notes (Cost $63,227)		53,731

U.S. GOVERNMENT AGENCIES 41.5%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	82	70
0.000% due 05/25/2042 •	134	97
0.850% due 09/25/2042 •(a)	21,279	2,608
1.270% due 04/25/2040 •(a)	33	2
2.050% due 05/25/2036 •(a)	756	62
3.000% due 03/25/2033 - 05/01/2052	6,101	5,381
3.500% due 06/25/2042	517	485
4.000% due 10/01/2026 - 05/01/2053	50,407	47,344
4.030% due 11/01/2035 •	2	2
4.218% due 09/01/2034 •	20	20
4.321% due 01/25/2036 •	86	75
4.500% due 09/01/2024 - 06/01/2051	944	903
5.000% due 05/01/2026 - 07/01/2053	170,937	167,749
5.195% due 04/01/2036 •	4	4
5.500% due 12/01/2031 - 04/01/2039	541	532
5.630% due 12/01/2028 •	136	135
6.000% due 05/25/2031 - 09/01/2037	499	501
6.500% due 01/01/2036 - 05/01/2038	46	47
7.000% due 04/01/2037 - 03/01/2038	43	44
7.500% due 10/01/2037	59	61

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	373	331
0.000% due 06/15/2040 ~(a)	7,686	310
0.000% due 12/15/2040 - 11/15/2048 •(a)	20,779	581
0.000% due 01/15/2041 - 06/15/2042 •	4,482	3,797
3.000% due 01/01/2043 - 05/01/2052	110,802	97,712
3.500% due 12/15/2028 (a)	544	18
3.500% due 10/01/2033 - 04/01/2049	43,254	40,014
4.000% due 09/01/2033 - 06/01/2049	51,445	49,140
4.105% due 07/01/2036 •	2	2
4.500% due 02/01/2034 - 11/01/2044	3,485	3,418
4.973% due 12/01/2031 •	42	41
5.000% due 03/01/2033 - 07/15/2041	319	314
5.250% due 04/15/2033	21	21
5.381% due 05/15/2033 •	27	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/01/2025 - 10/01/2037	$713	$707
5.763% due 10/15/2023 •	2	2
6.000% due 12/01/2034 - 08/01/2037	83	84
6.500% due 01/01/2037 - 07/01/2037	18	18
9.500% due 01/01/2025	4	4
10.000% due 04/01/2025	1	1

Ginnie Mae
3.500% due 12/20/2040 - 03/20/2047	8,823	8,251
4.000% due 09/20/2040 - 06/15/2047	13,519	13,040
4.500% due 08/20/2038 - 02/20/2047	1,436	1,392
4.750% due 01/20/2035	48	47
5.000% due 03/20/2034 - 04/20/2040	292	288
5.500% due 04/16/2034 - 11/20/2038	32	32
6.000% due 08/20/2038 - 02/20/2039	53	54
6.500% due 12/20/2038	25	25

Ginnie Mae, TBA
3.500% due 08/01/2053	102,800	95,002

Tennessee Valley Authority
4.250% due 09/15/2065	10,000	8,984

Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (d)	2,500	1,228

Uniform Mortgage-Backed Security
2.500% due 06/01/2051 - 07/01/2051	119,239	101,575
3.000% due 03/01/2050 - 07/01/2052	112,185	99,099
3.500% due 06/01/2045 - 07/01/2052	114,716	105,620
4.000% due 01/01/2024 - 01/01/2053	144,171	136,733
4.500% due 06/01/2039 - 10/01/2052	127,351	122,871
5.000% due 09/01/2052	24,156	23,896

Uniform Mortgage-Backed Security, TBA
2.500% due 08/01/2053	82,378	69,970
3.000% due 08/01/2053	153,366	135,196
4.500% due 08/01/2053	60,000	57,717
5.000% due 08/01/2053	40,000	39,203

Total U.S. Government Agencies (Cost $1,486,575)		1,442,886

U.S. TREASURY OBLIGATIONS 18.8%

U.S. Treasury Bonds
3.375% due 08/15/2042 (j)	275,000	249,745
3.625% due 05/15/2053	15,000	14,419

U.S. Treasury Notes
3.500% due 01/31/2028	170,000	165,106
3.625% due 05/15/2026 (j)	25,000	24,394
3.750% due 06/30/2030	100,000	98,687
4.625% due 03/15/2026	100,000	100,121

Total U.S. Treasury Obligations (Cost $661,640)		652,472

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.7%

American Home Mortgage Investment Trust
5.510% due 12/25/2046 •	3,083	2,587

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	4,600	3,934

BAMLL Commercial Mortgage Securities Trust
6.393% due 03/15/2034 •	5,385	5,311

Banc of America Funding Trust
3.925% due 08/27/2036 ~	7,821	7,211

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	1,000	943

BCAP LLC Trust
5.450% due 05/25/2047 ^•	1,588	1,476

72	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
5.790% due 04/25/2034 «•	$10	$9

BFLD Trust
6.351% due 10/15/2034 •	2,320	2,303

BWAY Mortgage Trust
6.443% due 09/15/2036 •	5,000	4,698

BX Commercial Mortgage Trust
5.923% due 10/15/2036 •	1,639	1,589

Chase Mortgage Finance Trust
6.000% due 05/25/2036	3,546	1,651

ChaseFlex Trust
6.500% due 02/25/2037	3,875	1,492

CIM Trust
5.500% due 08/25/2064 ~	13,855	13,677

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	7,800	7,234
3.778% due 09/10/2058	8,100	7,648

Citigroup Mortgage Loan Trust
5.470% due 09/25/2036 •	593	560
5.500% due 08/25/2034	1,241	1,198
5.950% due 08/25/2035 ^•	286	275

Commercial Mortgage Trust
6.494% due 12/15/2038 •	6,400	5,967

Countrywide Alternative Loan Trust
5.400% due 06/25/2037 ^•	524	440
5.500% due 07/25/2035	1,056	775
5.500% due 08/25/2035	309	266
5.500% due 12/25/2035	707	504
5.500% due 02/25/2036	1,427	1,135
5.510% due 05/25/2047 •	149	128
5.750% due 05/25/2036	362	155
5.797% due 12/20/2035 •	3,136	2,928
6.000% due 04/25/2037	2,928	2,501
6.250% due 08/25/2036	328	194

Countrywide Home Loan Mortgage Pass-Through Trust
3.793% due 02/20/2036 ~	553	484
3.826% due 03/20/2036 ~	540	482
3.884% due 11/25/2037 ~	2,310	2,112
5.690% due 03/25/2035 •	71	63

Countrywide Home Loan Reperforming REMIC Trust
5.490% due 01/25/2036 •	1,192	1,094

Credit Suisse First Boston Mortgage Securities Corp.
4.234% due 11/25/2034 «~	21	19
5.800% due 11/25/2031 «•	27	16

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	1,770	1,641
6.000% due 07/25/2037 ^	371	310

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 03/25/2037	736	408
6.421% due 10/25/2037 ~	2,966	1,840

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~	2,185	2,024
1.926% due 07/27/2061 ~	3,373	3,111
2.691% due 03/25/2060 ~	4,653	4,515
3.023% due 08/25/2060 ~	3,475	3,389

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.630% due 01/25/2047 •	3,871	3,530

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.431% due 02/25/2036 ~	138	121
5.665% due 02/25/2036 ~	1,284	1,120

EQUS Mortgage Trust
5.948% due 10/15/2038 •	4,700	4,570

GCAT LLC
2.981% due 09/25/2025 þ	1,931	1,889

Great Hall Mortgages PLC
5.644% due 06/18/2039 •	767	759

GS Mortgage Securities Corp. Trust
8.547% due 08/15/2039 •	2,300	2,302

GSMPS Mortgage Loan Trust
5.500% due 01/25/2036 •	1,970	1,606

GSR Mortgage Loan Trust
3.657% due 11/25/2035 ~	7	6
3.935% due 01/25/2036 ~	1,082	1,060
4.250% due 09/25/2034 ~	100	99
6.000% due 03/25/2036	4,151	1,690

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 05/25/2036	$625	$214

HarborView Mortgage Loan Trust
5.537% due 01/19/2038 •	2,987	2,766
5.567% due 12/19/2036 •	2,180	1,822
5.697% due 03/19/2035 •	836	821

Impac Secured Assets Trust
5.550% due 11/25/2036 •	350	346

IndyMac INDX Mortgage Loan Trust
3.609% due 09/25/2036 ~	1,518	1,032

JP Morgan Alternative Loan Trust
4.667% due 12/25/2035 ^~	491	366

JP Morgan Chase Commercial Mortgage Securities Corp.
6.493% due 05/15/2034 •	5,000	4,952

JP Morgan Chase Commercial Mortgage Securities Trust
3.648% due 12/15/2049 ~	3,700	3,435

JP Morgan Mortgage Trust
4.121% due 02/25/2036 ^~	772	604
4.186% due 07/25/2035 ~	14	13
6.000% due 08/25/2037 ^	802	436
6.500% due 01/25/2036 ^	4,925	2,721

Key Commercial Mortgage Securities Trust
2.233% due 09/16/2052	10,000	8,168

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	1,255	1,180
1.875% due 10/25/2068 þ	3,323	3,059
1.892% due 10/25/2066 þ	1,596	1,496
1.991% due 09/25/2060 ~	485	478
2.250% due 07/25/2067 þ	2,109	1,959

Lehman XS Trust
4.976% due 11/25/2035 «•	12	11
5.510% due 12/25/2036 •	2,464	2,390
5.530% due 11/25/2046 •	2,826	2,459

MASTR Adjustable Rate Mortgages Trust
3.590% due 04/25/2034 «~	162	125
4.038% due 03/25/2035 «~	28	26
7.480% due 12/25/2035 •	3,306	3,239

Merrill Lynch Mortgage Investors Trust
5.710% due 07/25/2029 «•	115	106
6.002% due 05/25/2029 «~	11	9

MFA Trust
1.014% due 01/26/2065 ~	1,991	1,782
1.324% due 01/26/2065 ~	542	487
1.381% due 04/25/2065 ~	3,448	3,098
1.632% due 01/26/2065 ~	1,042	923
1.638% due 04/25/2065 ~	1,425	1,282

MHC Commercial Mortgage Trust
6.062% due 04/15/2038 •	5,875	5,773

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,730	2,566
2.750% due 08/25/2059 ~	757	706

Morgan Stanley Mortgage Loan Trust
6.115% due 06/25/2036 ~	2,427	2,386

Natixis Commercial Mortgage Securities Trust
6.143% due 08/15/2038 •	900	841

New York Mortgage Trust
1.670% due 08/25/2061 þ	3,286	2,996

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.400% due 06/25/2037 •	5,813	5,027

Nomura Resecuritization Trust
6.500% due 10/26/2037	1,833	898

OBX Trust
6.120% due 11/25/2062 ~	6,135	6,110
6.567% due 06/25/2063	3,900	3,899

One New York Plaza Trust
6.143% due 01/15/2036 •	6,100	5,789

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ	3,930	3,740

RBSGC Mortgage Loan Trust
5.530% due 12/25/2034 •	1,361	1,208

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	1,320	1,053
6.000% due 12/25/2036 ^	1,051	844
6.500% due 07/25/2037 ^	2,261	1,823

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
5.500% due 08/25/2034	$1,427	$1,367
5.700% due 08/25/2033 «•	21	18

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	449	373

Sequoia Mortgage Trust
5.608% due 02/20/2035 «•	386	353
5.857% due 07/20/2033 •	15	13

Starwood Mortgage Residential Trust
1.439% due 11/25/2055 ~	614	548
1.593% due 11/25/2055 ~	793	710

Thornburg Mortgage Securities Trust
3.442% due 10/25/2046 •	926	874
7.151% due 06/25/2037 •	227	193

Towd Point Mortgage Trust
3.250% due 07/25/2058 ~	4,737	4,532

Verus Securitization Trust
1.824% due 11/25/2066 ~	3,048	2,561
3.035% due 03/25/2060 ~	100	95
3.889% due 03/25/2060 ~	300	283

WaMu Mortgage Pass-Through Certificates Trust
3.168% due 01/25/2037 ^~	2,441	2,078
3.809% due 07/25/2037 ^~	2,116	1,958
5.476% due 10/25/2046 •	1,032	933

Washington Mutual Mortgage Pass-Through Certificates Trust
4.163% due 10/25/2036 ^þ	7,491	2,800
4.946% due 05/25/2046 ^•	386	314
5.670% due 12/25/2035 •	7,075	6,214

Wells Fargo Commercial Mortgage Trust
2.448% due 06/15/2053	13,900	11,442
3.451% due 02/15/2048	3,500	3,326

Wells Fargo Mortgage-Backed Securities Trust
4.531% due 12/28/2037 ~	1,428	1,259
4.890% due 08/25/2036 ^~	284	266

Worldwide Plaza Trust
3.526% due 11/10/2036	8,900	7,512

Total Non-Agency Mortgage-Backed Securities (Cost $296,471)		266,535

ASSET-BACKED SECURITIES 15.5%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	2,015	1,862

522 Funding CLO Ltd.
6.290% due 10/20/2031 •	4,400	4,340

AASET Trust
2.798% due 01/15/2047	2,521	2,144
3.844% due 01/16/2038	1,472	933
3.967% due 05/16/2042	988	825

ACE Securities Corp. Home Equity Loan Trust
5.650% due 10/25/2036 •	4,586	1,747

ACREC Ltd.
6.308% due 10/16/2036 •	1,947	1,920

Aegis Asset-Backed Securities Trust
5.870% due 08/25/2035 •	152	146

ALESCO Preferred Funding Ltd.
5.870% due 12/23/2036 •	958	812
6.290% due 09/23/2038 •	2,260	2,034

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.817% due 06/25/2033 •	3,707	3,397

Apex Credit CLO Ltd.
6.500% due 09/20/2029 •	1,945	1,933

Argent Securities Trust
5.530% due 03/25/2036 •	3,374	2,965

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.610% due 01/25/2036 •	5,071	4,601

Asset-Backed Funding Certificates Trust
5.290% due 10/25/2036 •	1,246	1,138
5.310% due 01/25/2037 •	1,898	1,101
5.630% due 09/25/2036 •	3,913	3,731

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	73

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Securities Corp. Home Equity Loan Trust
5.855% due 11/25/2035 •	$2,214	$2,165
5.960% due 06/25/2034 •	2,541	2,413
5.975% due 04/25/2034 •	719	683
8.418% due 08/15/2032 •	345	325

Atlas Senior Loan Fund Ltd.
6.410% due 01/16/2030 •	5,401	5,375

Bear Stearns Asset-Backed Securities Trust
5.183% due 03/25/2034 •	2,037	2,006
5.317% due 12/25/2034 •	1,775	1,756
5.610% due 11/25/2036 •	3,200	2,935
6.275% due 03/25/2035 •	383	378

BSPRT Issuer Ltd.
7.443% due 07/15/2039 •	4,000	3,985

BXMT Ltd.
6.616% due 11/15/2037 •	7,500	7,169

Carlyle Global Market Strategies CLO Ltd.
6.271% due 08/14/2030 •	9,374	9,313

Carrington Mortgage Loan Trust
5.310% due 10/25/2036 •	2,494	1,959
5.410% due 02/25/2037 •	4,509	4,080
6.200% due 05/25/2035 •	4,755	4,550
6.280% due 04/17/2031 •	3,300	3,261

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	586	529

Cathedral Lake Ltd.
1.929% due 10/20/2030	8,247	7,724

CIT Mortgage Loan Trust
6.500% due 10/25/2037 •	251	250
6.650% due 10/25/2037 •	5,000	4,868

Citigroup Mortgage Loan Trust
5.410% due 03/25/2037 •	231	195
5.470% due 09/25/2036 •	1,133	828
5.825% due 10/25/2035 ^•	485	469
6.050% due 01/25/2036 •	1,780	1,716
6.664% due 05/25/2036 þ	4,317	1,729

CLNC Ltd.
6.455% due 08/20/2035 •	125	123

Countrywide Asset-Backed Certificates Trust
5.290% due 06/25/2035 •	2,994	2,609
5.290% due 05/25/2037 •	3,057	2,818
5.350% due 06/25/2047 ^•	7,611	6,587
5.370% due 09/25/2037 ^•	1,805	1,810
5.380% due 04/25/2047 •	6,800	6,189
5.950% due 08/25/2047 •	300	297
6.200% due 09/25/2034 «•	441	424

Daimler Trucks Retail Trust
5.390% due 01/15/2030	2,500	2,482

Diamond Issuer
2.305% due 11/20/2051	1,800	1,539

Dryden Senior Loan Fund
6.268% due 04/15/2029 •	7,150	7,114

ECMC Group Student Loan Trust
6.150% due 01/27/2070 •	3,517	3,441

EMC Mortgage Loan Trust
6.250% due 08/25/2040 •	939	901

First Franklin Mortgage Loan Asset-Backed Certificates
5.975% due 05/25/2034 •	1,556	1,525

First Franklin Mortgage Loan Trust
5.260% due 12/25/2037 •	2,591	2,431
5.470% due 10/25/2036 •	3,264	2,198
5.750% due 11/25/2035 «•	229	214
6.335% due 12/25/2034 •	1,475	1,436
6.575% due 10/25/2034 •	1,004	1,000

Fremont Home Loan Trust
6.020% due 11/25/2034 •	5,894	5,113
6.200% due 11/25/2034 •	429	401

Galaxy CLO Ltd.
6.230% due 10/15/2030 •	682	677

GSAA Home Equity Trust
5.590% due 03/25/2047 •	2,922	1,151

GSAMP Trust
5.900% due 01/25/2034 •	948	901
5.930% due 07/25/2045 •	2,342	2,254
7.025% due 08/25/2034 •	4,885	4,493

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hertz Vehicle Financing LLC
1.990% due 06/25/2026	$2,300	$2,136
2.330% due 06/26/2028	4,700	4,137

Home Equity Asset Trust
5.630% due 08/25/2037 •	589	580

Home Equity Mortgage Loan Asset-Backed Trust
5.340% due 07/25/2037 •	7,953	3,245
5.390% due 11/25/2036 •	6,129	4,570

Horizon Aircraft Finance Ltd.
3.721% due 07/15/2039	3,782	3,267

JP Morgan Mortgage Acquisition Corp.
5.735% due 05/25/2035 •	2,321	2,268

JP Morgan Mortgage Acquisition Trust
3.815% due 07/25/2036 •	1,510	1,370
5.530% due 07/25/2036 •	1,100	1,052

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	2,613	2,173

KKR CLO Ltd.
6.210% due 07/15/2030 •	8,028	7,965

LCCM Trust
6.461% due 12/13/2038 •	2,900	2,834
6.711% due 11/15/2038 •	3,000	2,966

LCM LP
6.250% due 07/20/2030 •	8,349	8,293

Lehman XS Trust
4.284% due 06/25/2036 þ	2,006	1,883
6.260% due 11/25/2035 þ	3,257	1,512

LL ABS Trust
1.070% due 05/15/2029	374	364

LoanCore Issuer Ltd.
6.493% due 11/15/2038 •	3,300	3,166

Long Beach Mortgage Loan Trust
6.200% due 06/25/2035 •	4,130	3,998
6.300% due 09/25/2034 •	705	690

Lunar Aircraft Ltd.
3.376% due 02/15/2045	1,995	1,739

Madison Park Funding Ltd.
6.103% due 04/22/2027 •	1,037	1,031

Magnetite Ltd.
6.201% due 11/15/2028 •	2,880	2,862

Marathon CLO Ltd.
6.410% due 04/15/2029 •	1,812	1,809

Marble Point CLO Ltd.
6.300% due 10/15/2030 •	3,582	3,558

Merrill Lynch Mortgage Investors Trust
3.929% due 02/25/2037 ^þ	12,256	1,691

METAL LLC
4.581% due 10/15/2042	2,815	1,714

MF1 Ltd.
6.417% due 02/19/2037 •	7,300	7,138
6.961% due 11/15/2035 •	3,846	3,809

MKS CLO Ltd.
6.250% due 07/20/2030 •	3,365	3,330

Morgan Stanley ABS Capital, Inc. Trust
5.220% due 10/25/2036 •	72	31
5.280% due 01/25/2037 •	1,766	810
5.290% due 05/25/2037 •	114	99
5.300% due 10/25/2036 •	288	152
5.370% due 11/25/2036 •	2,926	1,386
5.650% due 07/25/2036 •	1,497	578
5.650% due 08/25/2036 •	13,395	6,974
5.810% due 11/25/2035 •	4,798	4,578
5.930% due 01/25/2035 •	112	108
6.065% due 07/25/2034 •	769	767
6.400% due 07/25/2037 •	6,420	5,382

Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 ^þ	2,730	928

Mountain View CLO LLC
6.350% due 10/16/2029 •	2,637	2,621

Navient Private Education Loan Trust
6.643% due 07/16/2040 •	1,135	1,133

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	1,153	1,043
1.330% due 04/15/2069	3,344	2,938

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Century Home Equity Loan Trust
6.035% due 08/25/2034 •	$709	$693

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.915% due 05/25/2035 •	1,139	1,109

Octane Receivables Trust
1.210% due 09/20/2028	3,355	3,226

Option One Mortgage Loan Trust
5.330% due 04/25/2037 •	2,272	1,139
5.430% due 07/25/2036 •	2,040	1,179

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029	424	420

Palmer Square Loan Funding Ltd.
6.060% due 10/15/2029 •	4,376	4,331
6.179% due 02/20/2028 •	960	955

PRET LLC
1.744% due 07/25/2051 þ	1,278	1,183
1.868% due 07/25/2051 þ	3,658	3,354
1.992% due 02/25/2061 þ	1,420	1,318
2.487% due 10/25/2051 ~	1,111	1,011
5.240% due 04/25/2052 þ	5,444	5,171

Raptor Aircraft Finance LLC
4.213% due 08/23/2044	2,033	1,601

Ready Capital Mortgage Financing LLC
7.636% due 10/25/2039 •	5,392	5,407

Renaissance Home Equity Loan Trust
5.530% due 11/25/2035 •	846	726
5.586% due 11/25/2036 þ	662	243
5.608% due 05/25/2036 þ	13,821	6,695
5.812% due 11/25/2036 þ	12,195	4,657
5.893% due 06/25/2037 ^þ	2,722	820
6.115% due 08/25/2036 þ	8,664	3,664
6.120% due 11/25/2036 þ	1,166	468

Residential Asset Mortgage Products Trust
4.369% due 03/25/2032 •	876	779
5.660% due 03/25/2036 •	1,389	1,338

Residential Asset Securities Corp. Trust
5.370% due 02/25/2037 •	4,390	4,188

Santander Revolving Auto Lease Trust
2.510% due 01/26/2032	3,500	3,323

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	2,107	1,756

Saranac CLO Ltd.
6.684% due 08/13/2031 •	8,500	8,399

Saxon Asset Securities Trust
1.942% due 05/25/2035 •	595	421
2.029% due 03/25/2035 ^•	363	352
6.875% due 12/26/2034 •	1,773	1,290
6.900% due 12/25/2037 •	567	517

Securitized Asset-Backed Receivables LLC Trust
5.730% due 12/25/2035 •	1,726	1,665
5.930% due 02/25/2034 •	2,308	2,244

Shackleton CLO Ltd.
6.170% due 10/20/2027 •	405	404

Signal Peak CLO Ltd.
6.365% due 04/25/2031 •	3,750	3,726

SLM Private Credit Student Loan Trust
5.822% due 12/15/2039 •	2,341	2,196
5.862% due 12/15/2038 •	385	369

SLM Private Education Loan Trust
9.943% due 10/15/2041 •	3,266	3,411

SLM Student Loan Trust
6.005% due 04/25/2049	682	678
6.155% due 07/25/2023 •	3,218	3,158
6.955% due 07/25/2023 •	1,371	1,370

SMB Private Education Loan Trust
6.000% due 09/15/2054 •	2,662	2,610

Sound Point CLO Ltd.
6.173% due 01/23/2029 •	4,469	4,463
6.235% due 07/25/2030 •	10,888	10,764
6.300% due 10/20/2028 •	4,192	4,188
6.460% due 07/20/2032 •	13,000	12,764

Soundview Home Loan Trust
5.400% due 07/25/2037 •	3,889	2,966

74	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
5.450% due 09/25/2037 •	$6,405	$4,445

Starwood Commercial Mortgage Trust
6.358% due 04/18/2038 •	10,100	9,734

Stonepeak ABS
2.301% due 02/28/2033	755	683

Structured Asset Investment Loan Trust
5.323% due 07/25/2036 •	4,814	2,871
5.780% due 11/25/2035 •	2,355	2,256
5.855% due 03/25/2034 •	2,290	2,209
6.650% due 11/25/2034 •	3,668	3,655

Structured Asset Securities Corp. Mortgage Loan Trust
6.020% due 07/25/2035 •	3,343	3,328
6.185% due 07/25/2035 •	2,915	2,825

Theorem Funding Trust
1.210% due 12/15/2027	231	230
1.850% due 02/15/2028	461	454

THL Credit Wind River CLO Ltd.
6.340% due 04/15/2031 •	9,000	8,890

TPG Real Estate Finance Issuer Ltd.
6.358% due 03/15/2038 •	7,202	6,952
6.717% due 02/15/2039 •	5,000	4,863

Venture CLO Ltd.
6.140% due 04/15/2027 •	4,368	4,355
6.150% due 10/20/2028 •	3,781	3,765
6.240% due 07/20/2030 •	4,717	4,650
6.270% due 04/20/2029 •	4,706	4,700
6.300% due 07/20/2030 •	3,662	3,627
6.311% due 09/07/2030 •	9,951	9,869
6.320% due 07/15/2031 •	4,700	4,640
6.493% due 08/28/2029 •	7,788	7,748

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	8,000	7,305
3.706% due 02/15/2057	2,400	1,960

Vibrant CLO Ltd.
6.290% due 09/15/2030 •	7,527	7,442

Voya CLO Ltd.
6.248% due 10/15/2030 •	2,796	2,777

WaMu Asset-Backed Certificates WaMu Trust
5.375% due 05/25/2037 •	2,055	1,883

WAVE LLC
3.597% due 09/15/2044	3,769	3,143

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wellfleet CLO Ltd.
6.140% due 04/20/2029 •	$768	$767
6.140% due 07/20/2029 •	458	453

Wells Fargo Home Equity Asset-Backed Securities Trust
5.900% due 12/25/2035 •	3,100	3,031
7.700% due 04/25/2035 •	131	131

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
5.750% due 04/25/2034 •	70	67

Total Asset-Backed Securities (Cost $571,280)		537,513

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.750% due 10/12/2110	4,000	3,580

Total Sovereign Issues (Cost $4,211)		3,580

	SHARES
PREFERRED SECURITIES 1.3%

FINANCIALS 1.2%

American AgCredit Corp.
5.250% due 06/15/2026 •(e)	4,000,000	3,561

Bank of America Corp.
5.875% due 03/15/2028 •(e)	5,300,000	4,847

Capital Farm Credit ACA
5.000% due 03/15/2026 •(e)	3,300,000	3,065

Charles Schwab Corp.
4.000% due 12/01/2030 •(e)	11,000,000	8,079
5.000% due 12/01/2027 •(e)	1,900,000	1,450

CoBank ACB
4.250% due 01/01/2027 •(e)	1,700,000	1,351

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(e)	4,250,000	3,591

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(e)	6,000,000	4,662

Northern Trust Corp.
4.600% due 10/01/2026 •(e)	6,000,000	5,319

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(e)	1,000,000	740

	SHARES	MARKET VALUE (000S)

SVB Financial Group
4.100% due 02/15/2031 ^(c)(e)	2,800,000	$201

Wells Fargo & Co.
5.900% due 06/15/2024 ~(e)	6,800,000	6,718

		43,584

INDUSTRIALS 0.1%

Energy Transfer LP
6.750% due 05/15/2025 •(e)	3,000,000	2,700

Total Preferred Securities (Cost $57,330)		46,284

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (i) 0.0%
		1,359

Total Short-Term Instruments (Cost $1,359)		1,359

Total Investments in Securities (Cost $4,032,056)		3,824,996

INVESTMENTS IN AFFILIATES 0.5%

MUTUAL FUNDS (f) 0.5%

PIMCO Senior Loan Active Exchange-Traded Fund	377,300	18,827

Total Mutual Funds (Cost $18,570)		18,827

Total Investments in Affiliates (Cost $18,570)		18,827

Total Investments 110.5% (Cost $4,050,626)		$3,843,823

Financial Derivative Instruments (k)(l) 0.0% (Cost or Premiums, net $1,328)		19

Other Assets and Liabilities, net (10.5)%		(364,993)

Net Assets 100.0%		$3,478,849

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	Security is not accruing income as of the date of this report.

(d)	Zero coupon security.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Institutional Class Shares of each Fund.

(g)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	75

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	06/07/2023	$3,970	$3,978	0.11%
Morgan Stanley	0.000	04/02/2032	02/11/2020	7,877	5,625	0.16
Puget Energy, Inc.	4.224	03/15/2032	03/14/2022	3,000	2,699	0.08

				$14,847	$12,302	0.35%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$1,359	U.S. Treasury Notes 1.500% - 1.625% due 10/31/2026 - 01/31/2027	$(1,387)	$1,359	$1,359

Total Repurchase Agreements						$(1,387)	$1,359	$1,359

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	5.130%	06/30/2023	07/03/2023	$(1,376)	$(1,377)
	5.190	06/30/2023	07/03/2023	(12,137)	(12,142)
DEU	5.100	06/30/2023	07/06/2023	(3,621)	(3,623)

Total Reverse Repurchase Agreements					$(17,142)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(13,519)	$0	$0	$(13,519)	$13,462	$(57)
DEU	0	(3,623)	0	0	(3,623)	3,610	(13)
FICC	1,359	0	0	0	1,359	(1,387)	(28)

Total Borrowings and Other Financing Transactions	$1,359	$(17,142)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(13,519)	$0	$0	$(13,519)
U.S. Treasury Obligations	0	(3,623)	0	0	(3,623)

Total Borrowings	$0	$(17,142)	$0	$0	$(17,142)

Payable for reverse repurchase agreements					$(17,142)

(j)	Securities with an aggregate market value of $17,072 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2023 was $(21,144) at a weighted average interest rate of 2.180%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

76	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	06/20/2026	0.903%	$	3,400	$695	$(306)	$389	$0	$0
American International Group, Inc.	1.000	Quarterly	12/20/2026	0.611		1,400	30	(12)	18	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.553		1,500	0	7	7	1	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.378		1,800	12	(6)	6	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.680		1,500	(11)	25	14	1	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.743		5,300	(22)	67	45	3	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	0.978	EUR	200	(1)	1	0	0	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.083		8,200	(50)	20	(30)	8	0
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.224		800	(10)	1	(9)	0	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	0.923	$	2,000	(16)	22	6	1	0
Devon Energy Corp.	1.000	Quarterly	06/20/2027	1.010		1,000	(26)	26	0	1	0
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.572		1,100	(14)	25	11	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	2.230		300	16	13	29	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.648		700	8	0	8	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.301		2,130	417	(165)	252	2	0
General Motors Co.	5.000	Quarterly	06/20/2028	1.723		5,605	707	92	799	13	0
Hess Corp.	1.000	Quarterly	06/20/2026	0.772		3,600	(86)	110	24	2	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.535	EUR	1,400	(143)	125	(18)	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.704		2,100	(215)	171	(44)	2	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	0.912		300	0	1	1	0	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.860		900	1	6	7	3	0
Valeo SA	1.000	Quarterly	06/20/2026	1.468		1,800	(25)	0	(25)	5	0
Valeo SA	1.000	Quarterly	06/20/2028	2.439		2,500	(106)	(63)	(169)	17	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.740	$	900	20	(13)	7	1	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.796		5,600	132	(94)	38	7	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.954		1,500	(4)	8	4	4	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.640		2,600	19	12	31	0	(1)

Total Swap Agreements							$1,328	$73	$1,401	$72	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$72	$72	$0	$0		$(1)	$(1)

Cash of $13,928 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	77

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	07/2023	EUR	1,070		$1,148	$0	$(20)

MBC	07/2023	CAD	1,058		781	0	(18)
	07/2023	GBP	454		562	0	(15)

TOR	07/2023		$799	CAD	1,058	1	(1)
	07/2023		577	GBP	454	0	0
	08/2023	CAD	1,058		$800	1	0
	08/2023	GBP	454		577	0	0

Total Forward Foreign Currency Contracts						$2	$(54)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
CBK	$0	$0	$0	$0	$(20)	$0	$0	$(20)	$(20)	$0	$(20)
MBC	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)
TOR	2	0	0	2	(1)	0	0	(1)	1	0	1

Total Over the Counter	$2	$0	$0	$2	$(54)	$0	$0	$(54)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$72	$0	$0	$0	$72

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

	$0	$72	$0	$2	$0	$74

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$0	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54	$0	$54

	$0	$1	$0	$54	$0	$55

78	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,316	$3,316
Swap Agreements	0	1,471	0	0	(37,076)	(35,605)

	$0	$1,471	$0	$0	$(33,760)	$(32,289)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$583	$0	$583

	$0	$1,471	$0	$583	$(33,760)	$(31,706)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$119	$119
Swap Agreements	0	3,828	0	0	27,276	31,104

	$0	$3,828	$0	$0	$27,395	$31,223

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(152)	$0	$(152)

	$0	$3,828	$0	$(152)	$27,395	$31,071

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$15,495	$5,241	$20,736
Corporate Bonds & Notes
Banking & Finance	0	526,584	0	526,584
Industrials	0	221,743	0	221,743
Utilities	0	51,573	0	51,573
Municipal Bonds & Notes
California	0	21,288	0	21,288
Georgia	0	1,229	0	1,229
Illinois	0	6,812	0	6,812
Michigan	0	1,740	0	1,740
New Jersey	0	3,906	0	3,906
New York	0	6,758	0	6,758
Texas	0	3,416	0	3,416
Virginia	0	4,087	0	4,087
West Virginia	0	4,495	0	4,495
U.S. Government Agencies	0	1,442,886	0	1,442,886
U.S. Treasury Obligations	0	652,472	0	652,472
Non-Agency Mortgage-Backed Securities	0	265,843	692	266,535
Asset-Backed Securities	0	536,875	638	537,513
Sovereign Issues	0	3,580	0	3,580
Preferred Securities
Financials	0	43,584	0	43,584
Industrials	0	2,700	0	2,700
Short-Term Instruments
Repurchase Agreements	0	1,359	0	1,359

	$0	$3,818,425	$6,571	$3,824,996

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Affiliates, at Value
Mutual Funds	$18,827	$0	$0	$18,827

Total Investments	$18,827	$3,818,425	$6,571	$3,843,823

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	72	0	72
Over the counter	0	2	0	2

	$0	$74	$0	$74

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1)	0	(1)
Over the counter	0	(54)	0	(54)

	$0	$(55)	$0	$(55)

Total Financial Derivative Instruments	$0	$19	$0	$19

Totals	$18,827	$3,818,444	$6,571	$3,843,842

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	79

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Qatar National Bank QPSC
5.966% due 10/10/2023 «	$6,400	$6,400

Total Loan Participations and Assignments (Cost $6,387)		6,400

CORPORATE BONDS & NOTES 27.5%

BANKING & FINANCE 19.5%

AerCap Ireland Capital DAC
5.772% (SOFRRATE + 0.680%) due 09/29/2023 ~	2,535	2,532

Athene Global Funding
0.950% due 01/08/2024	8,770	8,512
5.790% (SOFRINDX + 0.700%) due 05/24/2024 ~	2,000	1,981

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023	400	398

Bank of America Corp.
4.827% due 07/22/2026 •	5,000	4,917

Barclays PLC
1.007% due 12/10/2024 •	350	341
2.852% due 05/07/2026 •	800	750
3.932% due 05/07/2025 •	2,000	1,955
5.304% due 08/09/2026 •	7,700	7,514

BGC Partners, Inc.
5.375% due 07/24/2023	6,543	6,539

BNP Paribas SA
3.375% due 01/09/2025	4,000	3,844
4.705% due 01/10/2025 •	748	741

BOC Aviation Ltd.
6.667% (US0003M + 1.125%) due 09/26/2023 ~	2,700	2,700

BPCE SA
2.375% due 01/14/2025	582	546

Cantor Fitzgerald LP
4.875% due 05/01/2024	6,874	6,727

Citigroup, Inc.
4.140% due 05/24/2025 •	4,000	3,932

Deutsche Bank AG
2.222% due 09/18/2024 •	9,000	8,887

First Abu Dhabi Bank PJSC
6.174% (US0003M + 0.850%) due 08/08/2023 ~	4,000	4,004

FS KKR Capital Corp.
1.650% due 10/12/2024	5,000	4,652

GA Global Funding Trust
0.800% due 09/13/2024	2,153	2,004
1.000% due 04/08/2024	1,750	1,669
1.250% due 12/08/2023	3,500	3,419
5.591% (SOFRRATE + 0.500%) due 09/13/2024 ~	1,110	1,088
6.380% (SOFRRATE + 1.360%) due 04/11/2025 ~	3,000	2,939

General Motors Financial Co., Inc.
6.290% (SOFRRATE + 1.200%) due 11/17/2023 ~	5,600	5,604

HSBC Holdings PLC
6.770% (US0003M + 1.230%) due 03/11/2025 ~	10,107	10,149
6.920% (US0003M + 1.380%) due 09/12/2026 ~	4,850	4,884

ING Groep NV
3.869% due 03/28/2026 •	1,500	1,441

JPMorgan Chase & Co.
2.595% due 02/24/2026 •	1,000	949

KKR Financial Holdings LLC
5.400% due 05/23/2033	5,500	5,126

Lloyds Banking Group PLC
3.511% due 03/18/2026 •	2,500	2,381
4.716% due 08/11/2026 •	3,000	2,916

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
0.848% due 09/15/2024 •	$14,000	$13,845
6.029% (SOFRRATE + 0.940%) due 02/20/2026 ~	3,500	3,506

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •	2,000	1,999
6.201% (US0003M + 0.990%) due 07/10/2024 ~	1,500	1,500

Morgan Stanley
4.679% due 07/17/2026 •	5,000	4,909

Nationwide Building Society
4.363% due 08/01/2024 •	1,163	1,161

NatWest Group PLC
4.269% due 03/22/2025 •	5,000	4,913

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024	1,200	1,153
3.875% due 09/21/2023	4,000	3,978

Nomura Holdings, Inc.
2.648% due 01/16/2025	2,000	1,894

Nordea Bank Abp
3.600% due 06/06/2025	2,000	1,917

Pacific Life Global Funding
5.710% (SOFRRATE + 0.620%) due 06/04/2026 ~	1,496	1,473

Piper Sandler Cos.
5.200% due 10/15/2023	600	598

QNB Finance Ltd.
6.764% (US0003M + 1.250%) due 03/21/2024 ~	2,600	2,610

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •	2,000	1,985

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	1,500	1,469
4.125% due 07/15/2023	940	939

Societe Generale SA
2.625% due 01/22/2025	6,824	6,416
3.875% due 03/28/2024	300	294

Standard Chartered PLC
3.785% due 05/21/2025 •	2,000	1,952
3.971% due 03/30/2026 •	2,300	2,200
6.832% (SOFRRATE + 1.740%) due 03/30/2026 ~	5,000	5,038

Synchrony Bank
5.400% due 08/22/2025	7,200	6,894

UBS Group AG
4.488% due 05/12/2026 •	12,000	11,607
6.373% due 07/15/2026 •	1,900	1,888

VICI Properties LP
4.375% due 05/15/2025	1,700	1,644

		203,823

INDUSTRIALS 6.6%

American Airlines Pass-Through Trust
4.000% due 01/15/2027	413	373

Bayer U.S. Finance LLC
6.562% (US0003M + 1.010%) due 12/15/2023 ~	2,000	1,998

Berry Global, Inc.
4.875% due 07/15/2026	2,000	1,924

Canadian Pacific Railway Co.
3.125% due 06/01/2026	700	655

Charter Communications Operating LLC
4.500% due 02/01/2024	840	833
6.949% (US0003M + 1.650%) due 02/01/2024 ~	10,500	10,545

Corebridge Financial, Inc.
3.500% due 04/04/2025	7,700	7,341

Daimler Truck Finance North America LLC
5.841% (SOFRRATE + 0.750%) due 12/13/2024 ~	750	749

Dell International LLC
4.900% due 10/01/2026	1,700	1,689

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illumina, Inc.
5.800% due 12/12/2025	$1,700	$1,705

Imperial Brands Finance PLC
3.125% due 07/26/2024	8,100	7,829
4.250% due 07/21/2025	1,841	1,767
6.125% due 07/27/2027	4,000	4,010

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	8,796	8,734

Pioneer Natural Resources Co.
5.100% due 03/29/2026	3,300	3,281

Renesas Electronics Corp.
1.543% due 11/26/2024	9,700	9,070

Sands China Ltd.
5.625% due 08/08/2025	2,800	2,734

Warnermedia Holdings, Inc.
3.788% due 03/15/2025	3,300	3,183

		68,420

UTILITIES 1.4%

Enel Finance International NV
6.800% due 10/14/2025	2,500	2,548

Pacific Gas & Electric Co.
3.850% due 11/15/2023	1,000	991
4.950% due 06/08/2025	3,500	3,394

Sprint LLC
7.875% due 09/15/2023	900	903

Verizon Communications, Inc.
6.421% (US0003M + 1.100%) due 05/15/2025 ~	6,613	6,670

		14,506

Total Corporate Bonds & Notes (Cost $291,277)		286,749

U.S. GOVERNMENT AGENCIES 8.6%

Fannie Mae
4.000% due 06/01/2042 - 03/01/2047	498	474
5.000% due 07/01/2033 - 07/01/2044	1,325	1,297
5.150% due 05/01/2035	38	38
5.350% due 02/01/2035 - 01/01/2038	371	365
5.450% due 04/01/2036	88	86
5.500% due 12/01/2031 - 03/01/2050	1,079	1,078
6.000% due 09/01/2028 - 04/01/2048	748	749
6.500% due 07/01/2036 - 09/01/2048	319	322

Freddie Mac
2.000% due 02/01/2028 - 04/01/2028	3	4
2.500% due 10/25/2048	154	136
5.000% due 01/01/2024 - 02/01/2038	302	298
5.310% due 11/15/2024	5,400	5,382
5.400% due 09/01/2037 - 11/01/2038	412	414
5.500% due 08/01/2033 - 06/01/2047	1,185	1,188
5.520% due 05/28/2025	15,700	15,666
5.550% due 06/01/2037 - 07/01/2037	99	99
6.000% due 09/01/2031 - 05/01/2033	40	40
6.500% due 11/01/2036 - 10/17/2038	340	346
7.000% due 05/01/2029	13	13

Ginnie Mae
2.500% due 10/20/2049	126	111
3.000% due 11/20/2046	88	80
3.500% due 05/20/2042	64	59
3.700% due 04/15/2042	117	112
3.740% due 03/20/2042 - 07/20/2042	75	71

80	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 04/15/2042 - 03/20/2044	$144	$138
4.000% due 04/20/2040 - 06/20/2043	567	535
4.500% due 08/20/2038 - 11/20/2048	501	489
5.350% due 12/15/2036 - 01/15/2038	327	329
5.400% due 06/20/2039	84	84
5.500% due 03/20/2034 - 08/20/2041	347	340
5.816% due 10/20/2072 •	1,733	1,724
6.000% due 09/20/2038	39	39
6.158% due 08/16/2039 •	4	4
6.500% due 09/20/2025 - 07/20/2039	33	33
7.000% due 09/15/2024 - 06/20/2039	583	589

Uniform Mortgage-Backed Security
4.250% due 01/01/2036	83	81
4.750% due 09/01/2034 - 04/01/2036	318	315
5.340% due 09/01/2029	49	49
6.000% due 06/01/2031	1	1

Uniform Mortgage-Backed Security, TBA
5.000% due 08/01/2053 - 09/01/2053	56,800	55,679

Total U.S. Government Agencies (Cost $89,838)		88,857

U.S. TREASURY OBLIGATIONS 30.3%

U.S. Treasury Notes
4.250% due 05/31/2025 (b)	259,900	256,646
4.500% due 11/15/2025 (d)(f)	59,000	58,703

Total U.S. Treasury Obligations (Cost $316,750)		315,349

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.9%

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	601	554

Bear Stearns Adjustable Rate Mortgage Trust
4.482% due 02/25/2033 «~	1	1

Bear Stearns ALT-A Trust
4.195% due 05/25/2035 ~	28	27
5.470% due 02/25/2034 •	826	736

Beneria Cowen & Pritzer Collateral Funding Corp.
5.992% due 06/15/2038 •	5,600	5,014

BFLD Trust
6.343% due 10/15/2035 •	2,000	1,669

Brass PLC
6.018% due 11/16/2066 •	18	18

BWAY Mortgage Trust
6.443% due 09/15/2036 •	3,000	2,819

BX Commercial Mortgage Trust
5.961% due 01/15/2034 •	3,436	3,375

Chase Mortgage Finance Trust
4.120% due 02/25/2037 «~	352	332

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.350% due 01/25/2036 •	32	28
5.380% due 10/25/2035 •	175	162
5.450% due 08/25/2035 «•	20	18

Citigroup Commercial Mortgage Trust
6.373% due 10/15/2036 •	1,950	1,911

Citigroup Mortgage Loan Trust
5.000% due 05/25/2051 •	3,879	3,570

Countrywide Alternative Loan Trust
5.430% due 06/25/2037 •	57	51

Credit Suisse Mortgage Capital Trust
3.037% due 12/26/2059 ~	999	996

DROP Mortgage Trust
6.343% due 10/15/2043 •	6,000	5,473

Extended Stay America Trust
6.274% due 07/15/2038 •	5,397	5,297

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Alternative Mortgage Securities Trust
5.383% due 02/25/2035 ~	$180	$168

GCAT Trust
1.348% due 05/25/2066 ~	2,717	2,208
1.503% due 05/25/2066 ~	2,454	1,956
2.650% due 10/25/2068 ~	386	362
2.885% due 12/27/2066 ~	2,088	1,838

GCT Commercial Mortgage Trust
5.993% due 02/15/2038 •	800	686

Ginnie Mae
6.066% due 05/20/2073	11,218	11,235

GS Mortgage Securities Corp. Trust
8.547% due 08/15/2039 •	7,300	7,307

GS Mortgage-Backed Securities Trust
5.000% due 12/25/2051 •	2,568	2,363
5.000% due 02/25/2052 •	4,238	3,836

GSR Mortgage Loan Trust
4.662% due 09/25/2035 «~	2	2
7.480% due 08/25/2033 «•	66	60

Impac CMB Trust
5.790% due 03/25/2035 •	80	73

InTown Mortgage Trust
7.636% due 08/15/2039 •	2,900	2,906

JP Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	300	289
6.061% due 04/15/2038 •	945	930
6.643% due 12/15/2031 •	635	566

JP Morgan Mortgage Trust
4.186% due 07/25/2035 ~	203	190

JPMBB Commercial Mortgage Securities Trust
3.801% due 09/15/2047	4,410	4,258

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~	766	754

MASTR Adjustable Rate Mortgages Trust
4.578% due 04/21/2034 «~	16	15

Merrill Lynch Mortgage Investors Trust
4.674% due 12/25/2035 ~	191	182
5.610% due 04/25/2029 •	113	104

MFA Trust
1.131% due 07/25/2060 ~	2,630	2,321

Morgan Stanley Mortgage Loan Trust
6.230% due 11/25/2035 •	755	749

Morgan Stanley Residential Mortgage Loan Trust
5.000% due 09/25/2051 •	849	782

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~	1,434	1,276
2.464% due 01/26/2060 ~	5,251	4,748
3.500% due 12/25/2057 ~	1,102	1,034
3.500% due 10/25/2059 ~	431	399
4.500% due 05/25/2058 ~	107	102

NYO Commercial Mortgage Trust
6.356% due 11/15/2038 •	6,000	5,464

OBX Trust
1.957% due 10/25/2061 ~	240	196

One New York Plaza Trust
6.143% due 01/15/2036 •	3,700	3,512

ONE Park Mortgage Trust
5.961% due 03/15/2036 •	3,914	3,705

RESIMAC Bastille Trust
5.813% due 02/03/2053 •	2,174	2,156

Sequoia Mortgage Trust
5.557% due 07/20/2036 •	605	519
5.817% due 06/20/2033 «•	1	1

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	385	355

Starwood Mortgage Trust
6.243% due 04/15/2034 •	3,100	3,042

Structured Asset Mortgage Investments Trust
5.726% due 07/19/2034 «•	3	3
5.806% due 09/19/2032 •	5	5

Thornburg Mortgage Securities Trust
3.837% due 04/25/2045 «~	41	38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
2.250% due 11/25/2061 ~	$811	$721
2.250% due 12/25/2061 ~	3,357	3,067
3.750% due 05/25/2058 ~	2,294	2,165
4.604% due 02/25/2057 •	79	79
6.150% due 05/25/2058 •	900	899
6.150% due 10/25/2059 •	603	597

WaMu Mortgage Pass-Through Certificates Trust
3.597% due 07/25/2037 ^~	386	327
4.830% due 06/25/2033 «~	1	1
4.956% due 06/25/2046 •	22	20
5.770% due 01/25/2045 •	7	7
5.950% due 06/25/2044 •	382	351
6.010% due 10/25/2045 •	65	62

Wells Fargo Commercial Mortgage Trust
4.218% due 07/15/2046 ~	93	93

Total Non-Agency Mortgage-Backed Securities (Cost $120,215)		113,135

ASSET-BACKED SECURITIES 24.7%

American Money Management Corp. CLO Ltd.
6.231% due 04/14/2029 •	98	98

Anchorage Capital CLO Ltd.
6.310% due 07/15/2030 •	2,699	2,683

Apex Credit CLO Ltd.
6.500% due 09/20/2029 •	648	644

AREIT Trust
7.333% due 06/17/2039 •	7,200	7,201

Ares CLO Ltd.
6.312% due 04/18/2031 •	4,400	4,353

Asset-Backed Securities Corp. Home Equity Loan Trust
5.960% due 06/25/2034 •	68	64

Atlas Static Senior Loan Fund Ltd.
7.586% due 07/15/2030 •	4,306	4,324

Bear Stearns Asset-Backed Securities Trust
5.885% due 09/25/2035 •	790	785
5.950% due 10/27/2032 •	18	17
6.050% due 08/25/2034 •	448	432

Benefit Street Partners CLO Ltd.
6.210% due 10/15/2030 •	1,416	1,404
6.290% due 01/17/2032 •	400	396

BXMT Ltd.
6.616% due 11/15/2037 •	3,900	3,728

Carlyle U.S. CLO Ltd.
6.250% due 04/20/2031 •	5,600	5,530

Carrington Mortgage Loan Trust
6.370% due 10/20/2029 •	6,933	6,889

Chase Funding Trust
5.750% due 07/25/2033 «•	210	195

Countrywide Asset-Backed Certificates Trust
3.221% due 03/25/2036 •	187	182
5.450% due 09/25/2046 •	215	213

CQS U.S. CLO Ltd.
7.698% due 07/20/2031 •	1,453	1,462

DLLAD LLC
5.190% due 04/20/2026	6,000	5,946

Dryden CLO Ltd.
6.310% due 07/15/2031 •	7,400	7,345

Dryden Senior Loan Fund
6.240% due 04/15/2028 •	2,061	2,052
6.268% due 04/15/2029 •	2,925	2,910

Elevation CLO Ltd.
6.205% due 10/25/2030 •	7,516	7,462

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046	4,852	4,127

Enterprise Fleet Financing LLC
5.510% due 01/22/2029	7,000	6,945
5.760% due 10/22/2029	7,000	6,977

Finance America Mortgage Loan Trust
5.975% due 08/25/2034 •	121	113

First Franklin Mortgage Loan Trust
5.470% due 04/25/2036 •	1,118	1,069
5.900% due 11/25/2034 •	102	98
6.080% due 07/25/2034 «•	55	55

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	81

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Auto Owner Trust
4.850% due 08/15/2035	$6,100	$5,978

GM Financial Automobile Leasing Trust
5.270% due 06/20/2025	5,000	4,981

GM Financial Consumer Automobile Receivables Trust
5.687% due 03/16/2026 •	5,500	5,507

Golden Credit Card Trust
4.310% due 09/15/2027	10,000	9,777

Greenwood Park CLO Ltd.
6.270% due 04/15/2031 •	4,100	4,041

Greystone Commercial Real Estate Notes Ltd.
6.373% due 09/15/2037 •	451	445

GSAA Home Equity Trust
5.690% due 07/25/2037 •	140	134

GSAMP Trust
5.670% due 06/25/2036 •	570	545

HERA Commercial Mortgage Ltd.
6.207% due 02/18/2038 •	2,851	2,751

Home Equity Asset Trust
6.200% due 11/25/2034 •	871	852

Hyundai Auto Lease Securitization Trust
5.200% due 04/15/2025	6,574	6,549

Hyundai Auto Receivables Trust
5.350% due 11/17/2025	2,809	2,801

KKR CLO Ltd.
6.202% due 07/18/2030 •	493	489
6.210% due 07/15/2030 •	1,927	1,912

LCCM Trust
6.461% due 12/13/2038 •	4,000	3,909

LCM LP
6.135% due 07/19/2027 •	623	619
6.250% due 07/20/2030 •	4,091	4,064
6.290% due 10/20/2027 •	63	63

LCM Ltd.
6.330% due 04/20/2031 •	1,100	1,078

LoanCore Issuer Ltd.
5.981% due 07/15/2035 •	904	885

MF1 Ltd.
6.961% due 11/15/2035 •	1,039	1,030

MF1 Multifamily Housing Mortgage Loan Trust
6.111% due 07/15/2036 •	1,303	1,284

MidOcean Credit CLO
6.329% due 01/29/2030 •	2,331	2,318

MKS CLO Ltd.
6.250% due 07/20/2030 •	4,074	4,031

MMAF Equipment Finance LLC
4.924% due 12/01/2023	773	772

Mountain View CLO LLC
6.350% due 10/16/2029 •	203	202

Nassau Ltd.
6.410% due 10/15/2029 •	821	820

Navient Private Education Loan Trust
2.460% due 11/15/2068	804	738
6.393% due 12/15/2028 •	5	5
6.643% due 07/16/2040 •	2,063	2,060

Navient Private Education Refi Loan Trust
0.840% due 05/15/2069	1,247	1,083
1.170% due 09/16/2069	1,753	1,552

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.310% due 01/15/2069	$689	$623
1.690% due 05/15/2069	2,369	2,115
2.230% due 07/15/2070	4,897	4,250
6.193% due 04/15/2069 •	1,858	1,829

New Century Home Equity Loan Trust
6.080% due 11/25/2034 •	357	342

NovaStar Mortgage Funding Trust
5.810% due 01/25/2036 •	300	295

Oaktree CLO Ltd.
6.383% due 04/22/2030 •	1,600	1,576

Palmer Square Loan Funding Ltd.
6.060% due 10/15/2029 •	151	149
6.179% due 02/20/2028 •	281	279

PFP Ltd.
6.158% due 08/09/2037 •	1,094	1,067
7.376% due 08/19/2035 •	6,000	6,009

PRET LLC
1.992% due 02/25/2061 þ	1,590	1,476
2.487% due 07/25/2051 þ	2,575	2,390

RAAC Trust
5.700% due 01/25/2046 •	420	414

Ready Capital Mortgage Financing LLC
7.463% due 10/25/2039 •	2,000	2,008

Renaissance Home Equity Loan Trust
3.823% due 08/25/2033 •	738	667

Residential Asset Securities Corp. Trust
5.850% due 06/25/2035 •	444	441
6.245% due 03/25/2035 •	253	247

Saranac CLO Ltd.
6.684% due 08/13/2031 •	5,200	5,138

Saxon Asset Securities Trust
1.942% due 05/25/2035 •	148	136

SBA Tower Trust
3.869% due 10/15/2049 þ	1,000	970

Securitized Asset-Backed Receivables LLC Trust
5.825% due 01/25/2035 •	107	100

SLM Student Loan Trust
6.005% due 04/25/2049	92	92
6.955% due 07/25/2023 •	131	130

SMB Private Education Loan Trust
1.600% due 09/15/2054	1,029	913
2.230% due 09/15/2037	1,702	1,561
4.480% due 05/16/2050	2,932	2,809
5.793% due 03/17/2053 •	462	450
6.000% due 09/15/2054 •	4,099	4,026

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031	5,276	5,268

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	60	57

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	626	561

Sound Point CLO Ltd.
6.173% due 01/23/2029 •	2,234	2,231
6.235% due 07/25/2030 •	2,160	2,135

Soundview Home Loan Trust
5.825% due 06/25/2035 •	286	276

Structured Asset Investment Loan Trust
5.700% due 09/25/2034 •	1,588	1,480
5.855% due 03/25/2034 •	469	452

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
5.285% due 07/25/2036 •	$233	$231

Towd Point Asset Trust
5.857% due 11/20/2061 •	1,426	1,401

Towd Point Mortgage Trust
3.000% due 11/25/2058 ~	117	115

Toyota Auto Receivables Owner Trust
5.270% due 01/15/2026	4,858	4,845
5.280% due 05/15/2026	6,100	6,076

Venture CLO Ltd.
6.270% due 04/20/2029 •	1,046	1,045
6.300% due 07/20/2030 •	8,384	8,305
6.350% due 01/20/2029 •	1,030	1,023
6.380% due 04/20/2032 •	1,100	1,083

Vibrant CLO Ltd.
6.370% due 07/20/2032 •	300	295

VMC Finance LLC
6.257% due 06/16/2036 •	2,079	2,040

Voya CLO Ltd.
6.210% due 04/17/2030 •	4,135	4,105
6.248% due 10/15/2030 •	3,263	3,239

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
5.750% due 04/25/2034 •	987	949

World Omni Auto Receivables Trust
5.510% due 03/16/2026	3,957	3,951

World Omni Automobile Lease Securitization Trust
5.470% due 11/17/2025	5,000	4,976

Total Asset-Backed Securities (Cost $262,071)		257,615

SHORT-TERM INSTRUMENTS 1.5%

COMMERCIAL PAPER 1.3%

AT&T, Inc.
5.700% due 03/19/2024	14,300	13,689

REPURCHASE AGREEMENTS (a) 0.2%
		2,436

Total Short-Term Instruments (Cost $16,147)		16,125

Total Investments in Securities (Cost $1,102,685)		1,084,230

Total Investments 104.1% (Cost $1,102,685)		$1,084,230

Financial Derivative Instruments (c)(e) (0.1)% (Cost or Premiums, net $(1,367))		(1,295)

Other Assets and Liabilities, net (4.0)%		(41,103)

Net Assets 100.0%		$1,041,832

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

82	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$2,436	U.S. Treasury Notes 1.625% due 10/31/2026	$(2,485)	$2,436	$2,436

Total Repurchase Agreements						$(2,485)	$2,436	$2,436

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	4.900%	06/30/2023	07/03/2023	$(81,576)	$(81,609)

Total Reverse Repurchase Agreements					$(81,609)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$2,436	$0	$0	$0	$2,436	$(2,485)	$(49)
JPS	0	(81,609)	0	0	(81,609)	81,368	(241)

Total Borrowings and Other Financing Transactions	$2,436	$(81,609)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Non-Agency Mortgage-Backed Securities	$0	$(81,609)	$0	$0	$(81,609)

Total Borrowings	$0	$(81,609)	$0	$0	$(81,609)

Payable for reverse repurchase agreements					$(81,609)

(b)	Securities with an aggregate market value of $81,368 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2023 was $(30,993) at a weighted average interest rate of 1.678%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2023	2,460	$	500,226	$(3,967)	$24	$(63)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	83

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2023	397	$	(42,516)	$224	$0	$0
U.S. Treasury 10-Year Note September Futures	09/2023	84		(9,430)	166	0	(12)
U.S. Treasury Ultra 10-Year Note September Futures	09/2023	441		(52,231)	342	0	(131)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2023	16		(2,180)	(31)	0	(20)

					$701	$0	$(163)

Total Futures Contracts					$(3,266)	$24	$(226)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-40 5-Year Index	(1.000)%	Quarterly	06/20/2028	$	187,800	$(1,367)	$(1,510)	$(2,877)	$0	$(253)

Total Swap Agreements						$(1,367)	$(1,510)	$(2,877)	$0	$(253)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$24	$0	$24	$0	$(226)	$(253)	$(479)

(d)

Securities with an aggregate market value of $1,538 and cash of $8,155 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2023	JPY	900		$6	$0	$0
	08/2023		$17,946	AUD	26,548	0	(239)

BPS	07/2023		16,828	JPY	2,339,050	0	(618)
	08/2023		10,644		1,531,951	18	0

JPM	07/2023	JPY	796,247		$5,568	49	0
	08/2023		$5,568	JPY	792,864	0	(50)

Total Forward Foreign Currency Contracts						$67	$(907)

84	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(239)	$0	$0	$(239)	$(239)	$364	$125
BPS	18	0	0	18	(618)	0	0	(618)	(600)	548	(52)
JPM	49	0	0	49	(50)	0	0	(50)	(1)	0	(1)

Total Over the Counter	$67	$0	$0	$67	$(907)	$0	$0	$(907)

(f)

Securities with an aggregate market value of $912 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$67	$0	$67

	$0	$0	$0	$67	$24	$91

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$226	$226
Swap Agreements	0	253	0	0	0	253

	$0	$253	$0	$0	$226	$479

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$907	$0	$907

	$0	$253	$0	$907	$226	$1,386

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11,848	$11,848
Swap Agreements	0	(2,898)	0	0	(27,642)	(30,540)

	$0	$(2,898)	$0	$0	$(15,794)	$(18,692)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,866)	$0	$(5,866)
Written Options	0	103	0	0	0	103

	$0	$103	$0	$(5,866)	$0	$(5,763)

	$0	$(2,795)	$0	$(5,866)	$(15,794)	$(24,455)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	85

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)	June 30, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5,805)	$(5,805)
Swap Agreements	0	(5,261)	0	0	9,911	4,650

	$0	$(5,261)	$0	$0	$4,106	$(1,155)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$747	$0	$747
Written Options	0	(10)	0	0	0	(10)

	$0	$(10)	$0	$747	$0	$737

	$0	$(5,271)	$0	$747	$4,106	$(418)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$6,400	$6,400
Corporate Bonds & Notes
Banking & Finance	0	203,823	0	203,823
Industrials	0	68,420	0	68,420
Utilities	0	14,506	0	14,506
U.S. Government Agencies	0	88,857	0	88,857
U.S. Treasury Obligations	0	315,349	0	315,349
Non-Agency Mortgage-Backed Securities	0	112,664	471	113,135
Asset-Backed Securities	0	257,365	250	257,615
Short-Term Instruments
Commercial Paper	0	13,689	0	13,689
Repurchase Agreements	0	2,436	0	2,436

Total Investments	$0	$1,077,109	$7,121	$1,084,230

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$24	$0	$24
Over the counter	0	67	0	67

	$0	$91	$0	$91

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(479)	0	(479)
Over the counter	0	(907)	0	(907)

	$0	$(1,386)	$0	$(1,386)

Total Financial Derivative Instruments	$0	$(1,295)	$0	$(1,295)

Totals	$0	$1,075,814	$7,121	$1,082,935

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

86	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.1%

CORPORATE BONDS & NOTES 50.5%

BANKING & FINANCE 33.6%

AerCap Ireland Capital DAC
5.772% (SOFRRATE + 0.680%) due 09/29/2023 ~		$1,460	$1,458

American Express Co.
6.052% (US0003M + 0.750%) due 08/03/2023 ~		225	225

American Tower Corp.
0.600% due 01/15/2024		500	486
5.000% due 02/15/2024		1,500	1,492

Athene Global Funding
0.950% due 01/08/2024		1,200	1,165
1.200% due 10/13/2023		200	197

Aviation Capital Group LLC
4.375% due 01/30/2024		500	492

Banco Santander SA
3.892% due 05/24/2024		1,300	1,275

Bank of America Corp.
5.751% (SOFRRATE + 0.690%) due 04/22/2025 ~		200	200

Bank of Montreal
5.440% (SOFRINDX + 0.350%) due 12/08/2023 ~		1,000	1,000
5.800% (SOFRINDX + 0.710%) due 12/12/2024 ~		300	300

Bank of Nova Scotia
0.650% due 07/31/2024		1,500	1,421

Barclays PLC
1.007% due 12/10/2024 •		1,000	975

BPCE SA
4.000% due 09/12/2023		700	697
6.780% (US0003M + 1.240%) due 09/12/2023 ~		800	801

CNH Industrial Capital LLC
4.200% due 01/15/2024		500	495

Crown Castle, Inc.
3.150% due 07/15/2023		2,095	2,092

Deutsche Bank AG
0.898% due 05/28/2024 (d)		1,000	950
0.962% due 11/08/2023		500	490

Five Corners Funding Trust
4.419% due 11/15/2023		1,900	1,879

GA Global Funding Trust
1.000% due 04/08/2024		1,400	1,335

Goldman Sachs Group, Inc.
5.700% due 11/01/2024		500	499
7.063% (US0003M + 1.600%) due 11/29/2023 ~		1,800	1,809

Hana Bank
3.500% due 01/30/2024		1,500	1,480

Intesa Sanpaolo SpA
5.250% due 01/12/2024		1,150	1,141

JPMorgan Chase & Co.
0.768% due 08/09/2025 •		800	754
4.023% due 12/05/2024 •		800	793

Lloyds Banking Group PLC
4.050% due 08/16/2023		1,140	1,138

Mitsubishi UFJ Financial Group, Inc.
2.527% due 09/13/2023		2,000	1,986

Mizuho Financial Group, Inc.
0.849% due 09/08/2024 •		1,000	990

Morgan Stanley
3.000% due 02/07/2024 (d)	CAD	1,900	1,414

National Bank of Canada
0.550% due 11/15/2024 •		$500	490

Nationwide Building Society
4.363% due 08/01/2024 •		1,338	1,335

NatWest Group PLC
3.875% due 09/12/2023		500	497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Holdings, Inc.
2.648% due 01/16/2025		$1,400	$1,326

Nordea Bank Abp
6.403% (US0003M + 0.940%) due 08/30/2023 ~		1,000	1,001

NTT Finance Corp.
4.142% due 07/26/2024		714	703

ORIX Corp.
4.050% due 01/16/2024		1,400	1,384

Royal Bank of Canada
5.427% (SOFRINDX + 0.360%) due 07/29/2024 ~		1,369	1,363

SBA Tower Trust
2.836% due 01/15/2050		400	380

Societe Generale SA
3.875% due 03/28/2024		850	832
6.096% (SOFRRATE + 1.050%) due 01/21/2026 ~		1,000	991

Standard Chartered PLC
1.214% due 03/23/2025 •		600	577

Sumitomo Mitsui Financial Group, Inc.
0.508% due 01/12/2024		3,000	2,917

Sumitomo Mitsui Trust Bank Ltd.
0.850% due 03/25/2024		700	675

Swedbank AB
0.600% due 09/25/2023		200	198
0.850% due 03/18/2024		1,300	1,254

Toronto-Dominion Bank
5.542% (SOFRRATE + 0.450%) due 09/28/2023 ~		2,315	2,316

Vonovia Finance BV
5.000% due 10/02/2023		1,000	995

			50,663

INDUSTRIALS 13.2%

Baxter International, Inc.
5.351% (SOFRINDX + 0.260%) due 12/01/2023 ~		1,500	1,497

Central Japan Railway Co.
3.400% due 09/06/2023		2,395	2,384

CNH Industrial NV
4.500% due 08/15/2023		700	699

ERAC USA Finance LLC
2.700% due 11/01/2023		1,700	1,683

General Mills, Inc.
3.650% due 02/15/2024		1,000	987

HCA, Inc.
5.000% due 03/15/2024		1,400	1,391

Hyundai Capital America
5.800% due 06/26/2025		1,500	1,498

JDE Peet’s NV
0.800% due 09/24/2024		1,585	1,487

John Lewis PLC
6.125% due 01/21/2025	GBP	1,000	1,223

Keurig Dr Pepper, Inc.
0.750% due 03/15/2024		$1,600	1,544

Kia Corp.
1.000% due 04/16/2024		700	674

Komatsu Finance America, Inc.
0.849% due 09/09/2023		1,600	1,585

SK Broadband Co. Ltd.
3.875% due 08/13/2023		200	200

Takeda Pharmaceutical Co. Ltd.
4.400% due 11/26/2023		710	706

VMware, Inc.
0.600% due 08/15/2023		1,500	1,491

Warnermedia Holdings, Inc.
3.528% due 03/15/2024		400	393

Weyerhaeuser Co.
4.750% due 05/15/2026		500	491

			19,933

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 3.7%

American Water Capital Corp.
3.850% due 03/01/2024		$1,500	$1,481

AT&T, Inc.
6.720% (US0003M + 1.180%) due 06/12/2024 ~		1,000	1,009

Avangrid, Inc.
3.150% due 12/01/2024		500	480

Enel Finance International NV
2.650% due 09/10/2024		1,500	1,444

Verizon Communications, Inc.
6.421% (US0003M + 1.100%) due 05/15/2025 ~		1,100	1,109

			5,523

Total Corporate Bonds & Notes (Cost $76,723)			76,119

U.S. GOVERNMENT AGENCIES 5.9%

Fannie Mae
4.285% due 08/25/2044 •		859	838
5.650% due 05/25/2046 •		242	236

Federal Home Loan Bank
5.280% due 05/06/2024		1,500	1,496
5.330% due 05/24/2024		1,400	1,396
5.350% due 05/17/2024		1,000	998
5.650% due 05/28/2025		1,000	999
5.710% due 03/14/2025		1,400	1,401

Freddie Mac
5.793% due 01/15/2054 •		470	457

Ginnie Mae
3.000% due 06/20/2051 •		1,195	1,015

Total U.S. Government Agencies (Cost $9,060)			8,836

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

280 Park Avenue Mortgage Trust
6.062% due 09/15/2034 •		500	485

BSST Mortgage Trust
6.447% due 02/15/2037 •		500	453

DROP Mortgage Trust
6.343% due 10/15/2043 •		1,000	912

GCAT Trust
2.885% due 12/27/2066 ~		261	230

Gemgarto PLC
5.479% due 12/16/2067 •	GBP	238	302

Hilton USA Trust
2.828% due 11/05/2035		$800	743

OBX Trust
2.305% due 11/25/2061 ~		654	550
2.783% due 01/25/2062 þ		515	465

One Market Plaza Trust
3.614% due 02/10/2032		600	555

RESIMAC Premier
5.922% due 07/10/2052 •		165	165

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~		179	159

Towd Point Mortgage Trust
3.750% due 05/25/2058 ~		328	309

VASA Trust
6.093% due 07/15/2039 •		500	441

Total Non-Agency Mortgage-Backed Securities (Cost $6,347)			5,769

ASSET-BACKED SECURITIES 14.9%

ACAS CLO Ltd.
6.152% due 10/18/2028 •		550	547

American Money Management Corp. CLO Ltd.
6.130% due 04/17/2029 •		68	68

Apres Static CLO Ltd.
6.330% due 10/15/2028 •		107	107

Ares CLO Ltd.
6.130% due 01/15/2029 •		579	575

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	87

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMW Canada Auto Trust
5.430% due 01/20/2026	CAD	1,300	$979

College Avenue Student Loans LLC
6.350% due 12/26/2047 •		$604	596

Commonbond Student Loan Trust
1.980% due 08/25/2050		1,350	1,147
3.560% due 09/25/2045		593	552

Dryden Senior Loan Fund
6.240% due 04/15/2028 •		330	328

Ford Auto Securitization Trust Asset-Backed Notes
4.956% due 10/15/2024	CAD	159	120

Halseypoint CLO Ltd.
6.350% due 07/20/2031 •		$974	968

LAD Auto Receivables Trust
5.440% due 05/15/2024		388	388

LCM LP
6.135% due 07/19/2027 •		467	465

Madison Park Funding Ltd.
6.010% due 04/15/2029 •		760	752

Marathon Static CLO Ltd.
7.268% due 07/20/2030 •		1,027	1,029

Nassau Ltd.
6.410% due 10/15/2029 •		205	205

Navient Private Education Loan Trust
2.650% due 12/15/2028		1	1

Navient Private Education Refi Loan Trust
1.060% due 10/15/2069		1,065	920
1.310% due 01/15/2069		160	145
2.400% due 10/15/2068		147	135
2.600% due 08/15/2068		934	857
3.130% due 02/15/2068		890	842
6.193% due 04/15/2069 •		265	261

OCP CLO Ltd.
6.370% due 07/20/2029 •		519	516

OSD CLO Ltd.
6.130% due 04/17/2031 •		977	966

Palmer Square Loan Funding Ltd.
6.060% due 10/15/2029 •		1,358	1,344

PRET LLC
1.868% due 07/25/2051 þ		406	373

SMB Private Education Loan Trust
1.390% due 01/15/2053		680	589
5.993% due 01/15/2053 •		842	819
6.693% due 04/15/2032 •		519	520

SoFi Professional Loan Program LLC
2.630% due 07/25/2040		22	22
5.850% due 03/26/2040 •		24	24

Sound Point CLO Ltd.
6.300% due 10/20/2028 •		92	92

Stratus CLO Ltd.
6.150% due 12/28/2029 •		494	488
6.200% due 12/29/2029 •		640	635

Symphony Static CLO Ltd.
6.085% due 10/25/2029 •		1,491	1,475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tesla Auto Lease Trust
0.360% due 09/22/2025		$255	$253
0.630% due 09/22/2025		1,124	1,072

Towd Point HE Trust
0.918% due 02/25/2063 ~		111	103

Toyota Auto Receivables Owner Trust
5.837% due 01/15/2026 •		874	876

Venture CLO Ltd.
6.493% due 08/28/2029 •		300	298

Wellfleet CLO Ltd.
6.140% due 07/20/2029 •		92	91

Total Asset-Backed Securities (Cost $23,318)			22,543

SOVEREIGN ISSUES 1.1%

Korea Development Bank
5.340% (SOFRINDX + 0.250%) due 03/09/2024 ~		185	185

Korea Land & Housing Finance Corp.
0.625% due 11/03/2023		1,500	1,474

Total Sovereign Issues (Cost $1,662)			1,659

SHORT-TERM INSTRUMENTS 24.9%

COMMERCIAL PAPER 19.8%

Arrow Electronics, Inc.
5.730% due 07/18/2023		300	299

AT&T, Inc.
5.500% due 03/19/2024		250	239
5.600% due 11/21/2023		250	244
5.700% due 03/19/2024		400	383

Bank of Nova Scotia
4.740% due 07/19/2023	CAD	2,300	1,732

Becton Dickinson & Co.
5.390% due 07/10/2023		$800	799

Canadian Imperial Bank of Commerce
4.711% due 07/21/2023	CAD	4,200	3,161

Conagra Brands, Inc.
5.750% due 07/05/2023		$1,500	1,499

Consolidated Edison Co. of New York, Inc.
5.420% due 07/17/2023		1,500	1,496

Constellation Energy Corp.
5.300% due 07/13/2023		300	299

Electricite de France SA
5.570% due 07/14/2023		1,500	1,497

Global Payments, Inc.
5.930% due 07/21/2023		600	598
5.930% due 07/28/2023		600	597
5.950% due 07/14/2023		1,100	1,098

Haleon UK Capital PLC
5.550% due 07/17/2023		1,200	1,197
5.550% due 07/18/2023		300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Humana, Inc.
5.450% due 07/10/2023		$400	$399
5.450% due 07/17/2023		1,900	1,895

International Flavors & Fragrances, Inc.
6.000% due 07/28/2023		300	299

Marriott International
5.420% due 07/18/2023		600	598
5.450% due 08/04/2023		600	597

McCormick & Co., Inc.
5.350% due 07/25/2023		300	299

Parker-Hannifin Corp.
5.400% due 07/19/2023		300	299
5.400% due 07/21/2023		800	798

Quanta Services, Inc.
5.900% due 07/05/2023		250	250
5.900% due 07/11/2023		650	649
5.900% due 07/13/2023		400	399
5.900% due 07/18/2023		300	299

Royal Bank of Canada
4.739% due 07/18/2023	CAD	2,400	1,807

S&P Global, Inc.
5.400% due 07/06/2023		$1,500	1,499

Trane Technologies Financing Ltd.
5.550% due 07/24/2023		1,400	1,395

Walgreens Boots Alliance, Inc.
5.850% due 07/10/2023 (a)		1,100	1,098
6.000% due 07/05/2023		1,500	1,499

Waste Management, Inc.
5.400% due 08/09/2023		300	298

			29,814

REPURCHASE AGREEMENTS (e) 4.5%
			6,800

JAPAN TREASURY BILLS 0.4%
(0.173)% due 08/07/2023 (b)(c)	JPY	90,000	624

U.S. TREASURY BILLS 0.2%
5.206% due 09/14/2023 (b)(c)(h)		$294	291

Total Short-Term Instruments (Cost $37,460)			37,529

Total Investments in Securities (Cost $154,570)			152,455

Total Investments 101.1% (Cost $154,570)			$152,455

Financial Derivative Instruments (f)(g) 0.1% (Cost or Premiums, net $0)			80

Other Assets and Liabilities, net (1.2)%			(1,712)

Net Assets 100.0%			$150,823

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

88	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	0.898%	05/28/2024	05/31/2023	$952	$950	0.63%
Morgan Stanley	3.000	02/07/2024	06/01/2023	1,393	1,414	0.94

				$2,345	$2,364	1.57%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.160%	06/30/2023	07/03/2023	$6,800	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2031	$(6,971)	$6,800	$6,803

Total Repurchase Agreements						$(6,971)	$6,800	$6,803

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$6,803	$0	$0	$0	$6,803	$(6,971)	$(168)

Total Borrowings and Other Financing Transactions	$6,803	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2023	25	$(5,084)	$40	$1	$0

Total Futures Contracts				$40	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$0	$1	$0	$0	$0	$0

Cash of $48 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	89

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	12/2023	CAD	1,300		$957	$0	$(27)

CBK	07/2023		219		161	0	(5)
	07/2023		$2,794	CAD	3,700	0	0
	08/2023	CAD	2,064		$1,558	0	0

JPM	07/2023		6,600		4,897	0	(86)
	07/2023		$1,612	GBP	1,275	7	0
	07/2023		5,555	JPY	760,000	0	(278)
	08/2023	GBP	1,275		$1,612	0	(7)

MBC	07/2023	CAD	7,847		5,830	0	(95)
	07/2023	GBP	1,275		1,578	0	(41)
	07/2023	JPY	390,000		2,956	245	0

RBC	08/2023		420,000		3,155	230	0

SCX	08/2023		$2,419	JPY	330,000	0	(121)

UAG	07/2023	JPY	370,000		$2,823	257	0

Total Forward Foreign Currency Contracts						$739	$(660)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/(Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(27)	$0	$0	$(27)	$(27)	$0	$(27)
CBK	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
JPM	7	0	0	7	(371)	0	0	(371)	(364)	291	(73)
MBC	245	0	0	245	(136)	0	0	(136)	109	(50)	59
RBC	230	0	0	230	0	0	0	0	230	0	230
SCX	0	0	0	0	(121)	0	0	(121)	(121)	0	(121)
UAG	257	0	0	257	0	0	0	0	257	(260)	(3)

Total Over the Counter	$739	$0	$0	$739	$(660)	$0	$0	$(660)

(h)

Securities with an aggregate market value of $291 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$739	$0	$739

	$0	$0	$0	$739	$1	$740

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$660	$0	$660

90	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$87	$0	$87

	$0	$0	$0	$87	$24	$111

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$40	$40

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(495)	$0	$(495)

	$0	$0	$0	$(495)	$40	$(455)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$50,663	$0	$50,663
Industrials	0	19,933	0	19,933
Utilities	0	5,523	0	5,523
U.S. Government Agencies	0	8,836	0	8,836
Non-Agency Mortgage-Backed Securities	0	5,769	0	5,769
Asset-Backed Securities	0	22,543	0	22,543
Sovereign Issues	0	1,659	0	1,659
Short-Term Instruments
Commercial Paper	0	29,814	0	29,814
Repurchase Agreements	0	6,800	0	6,800
Japan Treasury Bills	0	624	0	624
U.S. Treasury Bills	0	291	0	291

Total Investments	$0	$152,455	$0	$152,455

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over the counter	0	739	0	739

	$0	$740	$0	$740

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(660)	$0	$(660)

Total Financial Derivative Instruments	$0	$80	$0	$80

Totals	$0	$152,535	$0	$152,535

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	91

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.2%

CORPORATE BONDS & NOTES 38.4%

BANKING & FINANCE 26.4%

AerCap Ireland Capital DAC
1.750% due 10/29/2024	$23,800	$22,364
3.150% due 02/15/2024	10,000	9,812
5.772% (SOFRRATE + 0.680%) due 09/29/2023 ~	12,885	12,868

American Express Co.
5.801% (SOFRINDX + 0.720%) due 05/03/2024 ~	2,160	2,164
6.052% (US0003M + 0.750%) due 08/03/2023 ~	812	812

American Honda Finance Corp.
5.933% (US0003M + 0.420%) due 09/08/2023 ~	3,247	3,247

American Tower Corp.
0.600% due 01/15/2024 (c)	19,078	18,551
5.000% due 02/15/2024	32,086	31,906

Aozora Bank Ltd.
1.050% due 09/09/2024	61,280	57,497

Athene Global Funding
0.950% due 01/08/2024	7,540	7,318
1.200% due 10/13/2023	22,405	22,052
2.514% due 03/08/2024	1,287	1,252
2.750% due 06/25/2024	4,450	4,281
5.790% (SOFRINDX + 0.700%) due 05/24/2024 ~	31,030	30,735
5.941% (US0003M + 0.730%) due 01/08/2024 ~	11,702	11,656

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023	29,400	29,097

Banco Santander SA
3.892% due 05/24/2024	24,500	24,028
5.770% due 06/30/2024 •	49,200	48,937

Bank of America Corp.
0.976% due 04/22/2025 •	5,000	4,795
3.458% due 03/15/2025 •	1,000	980
3.864% due 07/23/2024 •	13,200	13,184
5.501% (SOFRRATE + 0.410%) due 06/14/2024 ~	17,000	16,977
5.751% (SOFRRATE + 0.690%) due 04/22/2025 ~	37,879	37,847
5.791% due 10/24/2024 •	31,400	31,402

Bank of Montreal
5.356% (SOFRINDX + 0.265%) due 09/15/2023 ~	2,275	2,275
5.440% (SOFRINDX + 0.350%) due 12/08/2023 ~	253	253
5.800% (SOFRINDX + 0.710%) due 03/08/2024 ~	8,279	8,283
5.800% (SOFRINDX + 0.710%) due 12/12/2024 ~	9,900	9,896

Bank of Nova Scotia
2.440% due 03/11/2024	4,647	4,538
5.351% (SOFRRATE + 0.260%) due 09/15/2023 ~	2,270	2,270
5.474% (SOFRINDX + 0.445%) due 04/15/2024 ~	14,779	14,759
5.641% (SOFRRATE + 0.550%) due 09/15/2023 ~	5,739	5,742
6.050% (SOFRINDX + 0.960%) due 03/11/2024 ~	27,100	27,185

Banque Federative du Credit Mutuel SA
0.650% due 02/27/2024	1,135	1,097
3.750% due 07/20/2023	3,899	3,895
6.210% (US0003M + 0.960%) due 07/20/2023 ~	5,400	5,401

Barclays Bank PLC
3.750% due 05/15/2024	1,494	1,464

Barclays PLC
1.007% due 12/10/2024 •	17,202	16,773
3.932% due 05/07/2025 •	57,923	56,626

BGC Partners, Inc.
5.375% due 07/24/2023	900	899

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNP Paribas SA
3.375% due 01/09/2025	$25,000	$24,024
3.800% due 01/10/2024	64,721	63,916
4.705% due 01/10/2025 •	13,830	13,709
4.705% due 01/10/2025	530	525
6.490% (US0003M + 1.230%) due 01/15/2024 ~	4,000	4,021

BPCE SA
4.000% due 09/12/2023	12,365	12,309
6.780% (US0003M + 1.240%) due 09/12/2023 ~	19,482	19,503

Canadian Imperial Bank of Commerce
5.490% (SOFRRATE + 0.400%) due 12/14/2023 ~	10,588	10,578
6.204% (US0003M + 0.660%) due 09/13/2023 ~	7,869	7,876

Caterpillar Financial Services Corp.
5.361% (SOFRRATE + 0.270%) due 09/13/2024 ~	125	125
5.539% (SOFRRATE + 0.450%) due 11/13/2023 ~	200	200

Citigroup, Inc.
0.981% due 05/01/2025 •(e)	3,987	3,816

CNH Industrial Capital LLC
4.200% due 01/15/2024	41,801	41,393

Cooperatieve Rabobank UA
5.320% due 01/12/2024 •	1,480	1,480
6.402% (US0003M + 0.860%) due 09/26/2023 ~	1,860	1,863

Corebridge Global Funding
0.400% due 09/13/2023	2,000	1,978

Credit Suisse AG
5.464% (SOFRRATE + 0.390%) due 02/02/2024 ~	62,400	61,916
5.470% (SOFRINDX + 0.380%) due 08/09/2023 ~	5,658	5,649

Danske Bank AS
3.875% due 09/12/2023	5,500	5,479
5.375% due 01/12/2024	48,069	47,796
6.600% (US0003M + 1.060%) due 09/12/2023 ~	38,888	38,943

Deutsche Bank AG
0.898% due 05/28/2024 (e)	6,500	6,178
0.962% due 11/08/2023	26,350	25,824
3.700% due 05/30/2024	24,170	23,509
5.589% due 11/08/2023 •	36,687	36,609

Federation des Caisses Desjardins du Quebec
0.700% due 05/21/2024	6,012	5,742
5.520% (SOFRRATE + 0.430%) due 05/21/2024 ~	4,897	4,888

First Abu Dhabi Bank PJSC
6.174% (US0003M + 0.850%) due 08/08/2023 ~	9,000	9,009

Five Corners Funding Trust
4.419% due 11/15/2023	16,056	15,882

GA Global Funding Trust
1.000% due 04/08/2024	63,900	60,958
5.591% (SOFRRATE + 0.500%) due 09/13/2024 ~	50,720	49,712
6.380% (SOFRRATE + 1.360%) due 04/11/2025 ~	17,100	16,752

General Motors Financial Co., Inc.
1.050% due 03/08/2024	882	853
1.700% due 08/18/2023	865	861
3.950% due 04/13/2024	22,051	21,712
5.100% due 01/17/2024	28,357	28,259
5.850% (SOFRRATE + 0.760%) due 03/08/2024 ~	1,226	1,223
6.290% (SOFRRATE + 1.200%) due 11/17/2023 ~	32,344	32,369

Goldman Sachs Group, Inc.
1.757% due 01/24/2025 •	14,644	14,261
5.536% (SOFRRATE + 0.490%) due 10/21/2024 ~	26,600	26,514
5.700% due 11/01/2024	2,400	2,397
6.481% (SOFRRATE + 1.390%) due 03/15/2024 ~	16,600	16,676

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.063% (US0003M + 1.600%) due 11/29/2023 ~	$34,178	$34,342

Hana Bank
6.068% (US0003M + 0.800%) due 07/26/2023 ~	3,000	3,001
6.294% (US0003M + 0.750%) due 06/13/2024 ~	1,900	1,902

HSBC Holdings PLC
6.770% (US0003M + 1.230%) due 03/11/2025 ~	2,300	2,310

Hyundai Capital Services, Inc.
0.750% due 09/15/2023	2,300	2,276

ING Groep NV
3.550% due 04/09/2024	5,053	4,961
4.100% due 10/02/2023	23,031	22,927
6.533% (US0003M + 1.000%) due 10/02/2023 ~	40,754	40,798

Jackson National Life Global Funding
6.242% (SOFRRATE + 1.150%) due 06/28/2024 ~	41,900	41,961

John Deere Capital Corp.
5.117% (SOFRRATE + 0.120%) due 07/10/2023 ~	765	765

JPMorgan Chase & Co.
3.797% due 07/23/2024 •	27,717	27,684
4.023% due 12/05/2024 •	39,965	39,626
6.010% due 02/24/2026 •	12,682	12,699

Mitsubishi HC Capital, Inc.
3.559% due 02/28/2024	7,515	7,383
3.960% due 09/19/2023	4,210	4,189

Mitsubishi UFJ Financial Group, Inc.
0.848% due 09/15/2024 •	17,625	17,431
3.761% due 07/26/2023	15,100	15,081
6.128% (US0003M + 0.860%) due 07/26/2023 ~	52,317	52,330
6.475% (SOFRRATE + 1.385%) due 09/12/2025 ~	5,300	5,331
6.682% (SOFRRATE + 1.650%) due 07/18/2025 ~	4,570	4,606

Mizuho Financial Group, Inc.
0.849% due 09/08/2024 •	4,025	3,984
6.050% (SOFRRATE + 0.960%) due 05/22/2026 ~	36,640	36,535
6.123% (US0003M + 0.610%) due 09/08/2024 ~	48,300	48,323
6.201% (US0003M + 0.990%) due 07/10/2024 ~	3,760	3,760

Morgan Stanley
0.790% due 05/30/2025 •	10,000	9,503
5.519% (SOFRRATE + 0.455%) due 01/25/2024 ~	15,746	15,732
5.555% (SOFRRATE + 0.466%) due 11/10/2023 ~	4,704	4,701
6.040% (SOFRRATE + 0.950%) due 02/18/2026 ~	66,700	66,841

MUFG Bank Ltd.
4.100% due 09/09/2023	1,757	1,751

National Bank of Canada
5.579% (SOFRRATE + 0.490%) due 08/06/2024 ~	5,443	5,432

Nationwide Building Society
0.550% due 01/22/2024	950	922

NatWest Group PLC
3.875% due 09/12/2023	600	597

NatWest Markets PLC
6.541% (SOFRRATE + 1.450%) due 03/22/2025 ~	1,500	1,507

New York Life Global Funding
5.406% (SOFRINDX + 0.360%) due 10/21/2023 ~	110	110

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024	2,100	2,017
3.875% due 09/21/2023	6,700	6,663
6.153% (US0003M + 0.640%) due 03/08/2024 ~	39,530	39,249

92	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Holdings, Inc.
2.648% due 01/16/2025	$100,795	$95,474

Nordea Bank Abp
3.750% due 08/30/2023	3,000	2,992
6.050% (SOFRRATE + 0.960%) due 06/06/2025 ~	12,000	12,028
6.403% (US0003M + 0.940%) due 08/30/2023 ~	1,675	1,677

ORIX Corp.
4.050% due 01/16/2024	7,292	7,210

QNB Finance Ltd.
6.764% (US0003M + 1.250%) due 03/21/2024 ~	25,000	25,094

Royal Bank of Canada
5.568% (SOFRRATE + 0.525%) due 01/20/2026 ~	31,476	31,189

Santander Holdings USA, Inc.
3.500% due 06/07/2024	39,775	38,638

Skandinaviska Enskilda Banken AB
5.816% (US0003M + 0.320%) due 09/01/2023 ~	1,788	1,788
6.050% (SOFRRATE + 0.960%) due 06/09/2025 ~	31,750	31,823

Societe Generale SA
3.875% due 03/28/2024	32,668	31,975
4.250% due 09/14/2023	22,708	22,601

Standard Chartered PLC
6.021% (SOFRRATE + 0.930%) due 11/23/2025 ~	50,400	50,002
6.832% (SOFRRATE + 1.740%) due 03/30/2026 ~	5,300	5,340

Sumitomo Mitsui Financial Group, Inc.
6.060% (US0003M + 0.800%) due 10/16/2023 ~	18,167	18,190
6.125% (US0003M + 0.860%) due 07/19/2023 ~	1,292	1,292

Sumitomo Mitsui Trust Bank Ltd.
2.550% due 03/10/2025	4,100	3,874
5.530% (SOFRRATE + 0.440%) due 09/16/2024 ~	4,650	4,631

Swedbank AB
0.600% due 09/25/2023	580	573
6.003% (SOFRINDX + 0.910%) due 04/04/2025 ~	4,500	4,495

Toronto-Dominion Bank
5.542% (SOFRRATE + 0.450%) due 09/28/2023 ~	14,011	14,015
6.000% (SOFRRATE + 0.910%) due 03/08/2024 ~	44,480	44,588

Toyota Motor Credit Corp.
5.340% (SOFRRATE + 0.330%) due 01/11/2024 ~	515	515
5.352% (SOFRINDX + 0.260%) due 06/18/2024 ~	1,050	1,049
5.742% (SOFRINDX + 0.650%) due 12/29/2023 ~	930	931
5.810% due 12/11/2023 •	3,048	3,052

UBS Group AG
6.669% (SOFRRATE + 1.580%) due 05/12/2026 ~	21,200	21,310

		2,437,981

INDUSTRIALS 7.9%

7-Eleven, Inc.
0.800% due 02/10/2024	33,165	32,150

Anheuser-Busch InBev Worldwide, Inc.
5.938% (US0003M + 0.740%) due 01/12/2024 ~	2,150	2,154

AstraZeneca PLC
5.995% (US0003M + 0.665%) due 08/17/2023 ~	1,895	1,896

Baxter International, Inc.
5.351% (SOFRINDX + 0.260%) due 12/01/2023 ~	13,767	13,737

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayer U.S. Finance LLC
3.375% due 07/15/2024	$931	$910
3.875% due 12/15/2023	19,458	19,273
6.562% (US0003M + 1.010%) due 12/15/2023 ~	70,557	70,488

BMW U.S. Capital LLC
5.522% due 04/01/2024	1,755	1,756

Boeing Co.
1.433% due 02/04/2024	89,473	87,112

Charter Communications Operating LLC
4.500% due 02/01/2024	19,000	18,836
6.949% (US0003M + 1.650%) due 02/01/2024 ~	60,346	60,607

Cigna Group
6.150% (US0003M + 0.890%) due 07/15/2023 ~	25,946	25,941

CNH Industrial NV
4.500% due 08/15/2023	46,930	46,858

Conagra Brands, Inc.
4.300% due 05/01/2024	23,480	23,169

Daimler Truck Finance North America LLC
1.125% due 12/14/2023	1,450	1,420
5.691% (SOFRRATE + 0.600%) due 12/14/2023 ~	26,450	26,463
6.093% (SOFRRATE + 1.000%) due 04/05/2024 ~	3,933	3,938

Danone SA
2.589% due 11/02/2023	5,408	5,352

DuPont de Nemours, Inc.
6.431% (US0003M + 1.110%) due 11/15/2023 ~	553	554

Energy Transfer LP
4.250% due 04/01/2024	19,464	19,170
4.500% due 11/01/2023	6,000	5,976
4.500% due 04/15/2024	18,082	17,879
5.875% due 01/15/2024	5,630	5,631

Eni SpA
4.000% due 09/12/2023	5,350	5,328

ERAC USA Finance LLC
2.700% due 11/01/2023	2,500	2,474

Haleon U.S. Capital LLC
3.024% due 03/24/2024	18,000	17,613

HCA, Inc.
5.000% due 03/15/2024	28,664	28,488

Hyundai Capital America
1.250% due 09/18/2023	18,870	18,692

Kinder Morgan, Inc.
5.625% due 11/15/2023	2,695	2,694

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	3,821	3,794

Penske Truck Leasing Co. LP
3.900% due 02/01/2024	25,250	24,925

SK Hynix, Inc.
1.000% due 01/19/2024	3,700	3,597

Thermo Fisher Scientific, Inc.
5.422% (SOFRINDX + 0.390%) due 10/18/2023 ~	39,900	39,901
5.562% (SOFRINDX + 0.530%) due 10/18/2024 ~	3,000	3,000

VMware, Inc.
0.600% due 08/15/2023	32,321	32,128

Volkswagen Group of America Finance LLC
4.250% due 11/13/2023	3,148	3,130
6.040% (SOFRRATE + 0.950%) due 06/07/2024 ~	1,827	1,832

Warnermedia Holdings, Inc.
3.528% due 03/15/2024	40,423	39,702

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	12,188	12,028

		730,596

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 4.1%

American Electric Power Co., Inc.
5.779% (US0003M + 0.480%) due 11/01/2023 ~	$111,600	$111,527

AT&T, Inc.
6.720% (US0003M + 1.180%) due 06/12/2024 ~	2,397	2,418

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024	11,600	11,118

Dominion Energy, Inc.
6.082% (US0003M + 0.530%) due 09/15/2023 ~	2,000	2,000

Enel Finance International NV
2.650% due 09/10/2024	29,100	28,011

Florida Power & Light Co.
5.400% (SOFRINDX + 0.380%) due 01/12/2024 ~	830	830

Jersey Central Power & Light Co.
4.700% due 04/01/2024	1,482	1,467

Mississippi Power Co.
5.392% (SOFRRATE + 0.300%) due 06/28/2024 ~	18,190	18,064

NextEra Energy Capital Holdings, Inc.
5.481% (SOFRINDX + 0.400%) due 11/03/2023 ~	9,587	9,586
6.112% (SOFRINDX + 1.020%) due 03/21/2024 ~	39,160	39,177

Pacific Gas & Electric Co.
3.850% due 11/15/2023	3,855	3,822
4.250% due 08/01/2023	24,070	24,046

Southern California Edison Co.
1.100% due 04/01/2024	8,000	7,725
5.922% (SOFRRATE + 0.830%) due 04/01/2024 ~	449	448

Verizon Communications, Inc.
6.421% (US0003M + 1.100%) due 05/15/2025 ~	120,952	121,991

		382,230

Total Corporate Bonds & Notes (Cost $3,572,871)		3,550,807

U.S. GOVERNMENT AGENCIES 7.1%

Fannie Mae
2.000% due 12/25/2044	938	822
4.119% due 10/25/2044 •	3,504	3,418
4.318% due 07/25/2046 •	3,435	3,370
4.320% due 08/25/2044 •	2,670	2,604
4.322% due 09/25/2049 •	6,620	6,451
4.340% due 03/25/2060 •	7,624	7,418
4.342% due 10/25/2059 •	4,406	4,290
4.345% due 05/01/2038 •	211	214
4.364% due 07/25/2046 •	249	244
4.454% due 06/25/2048 •	7,468	7,303
4.507% due 08/25/2044 •	5,259	5,120
4.522% due 07/25/2044 •	2,111	2,067
4.577% due 07/25/2046 •	5,401	5,294
4.711% due 01/25/2037 •	236	229
4.715% due 01/01/2036 •	1,582	1,604
5.400% due 05/25/2037 •	9	9
5.450% due 12/25/2045 •	1,703	1,650
5.480% due 02/25/2037 •	16	16
5.500% due 11/25/2036 •	37	36
5.546% due 04/18/2028 - 09/18/2031 •	224	224
5.550% due 06/25/2026 •	45	45
5.560% due 09/25/2035 •	219	215
5.570% due 03/25/2037 •	146	142
5.600% due 02/25/2038 - 06/25/2059 •	5,383	5,218
5.646% due 05/18/2032 •	52	52
5.650% due 06/25/2031 •	49	49
5.696% due 03/18/2032 •	66	66
5.830% due 12/25/2037 •	248	245
5.850% due 05/25/2037 •	49	49
5.900% due 03/25/2037 - 02/25/2040 •	47	47

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	93

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.930% due 02/25/2038 •	$631	$631
6.000% due 07/25/2038 •	11	11
6.050% due 03/25/2032 •	10	10

Federal Home Loan Bank
5.350% due 05/17/2024	20,000	19,965
5.360% due 05/10/2024	63,000	62,891
5.420% due 05/30/2024	100,000	99,881
5.650% due 05/28/2025	21,900	21,873

Freddie Mac
1.000% due 08/15/2044	4,344	3,483
4.152% due 03/15/2043 •	4,423	4,261
4.190% due 05/15/2041 •	1,905	1,850
4.227% due 02/15/2038 •	4,199	4,082
4.241% due 08/15/2042 •	3,763	3,737
4.248% due 03/15/2037 •	5,305	5,157
4.256% due 12/15/2042 •	1,418	1,375
4.266% due 06/15/2044 •	5,924	5,705
4.269% due 10/15/2038 •	377	365
4.280% due 10/15/2037 •	2,707	2,650
4.303% due 10/15/2037 •	10,596	10,262
4.350% due 05/15/2038 •	1,808	1,749
4.442% due 09/01/2037 •	1,198	1,215
4.574% due 11/15/2044 •	3,146	3,036
4.578% due 12/15/2037 •	970	947
5.375% due 04/24/2025	26,000	25,880
5.443% due 11/15/2036 - 01/15/2040 •	11	10
5.513% due 02/15/2037 •	596	581
5.520% due 05/28/2025	11,800	11,774
5.613% due 04/15/2041 •	155	153
5.643% due 09/15/2048 - 04/15/2049 •	3,945	3,812
5.680% due 04/03/2025	80,000	79,900
5.683% due 02/25/2026 •	2,524	2,517
5.693% due 07/15/2039 •	21	21
5.800% due 07/03/2025 (a)	85,000	84,936

Ginnie Mae
2.500% due 01/20/2049 - 10/20/2049	2,755	2,432
3.000% due 07/20/2046	301	284
3.643% due 12/20/2068 •	5,259	5,136
4.296% due 12/20/2064 •	5,593	5,513
4.795% due 02/20/2066 •	8,231	8,162
5.021% due 09/20/2066 •	1,065	1,058
5.120% due 07/20/2065 •	3,401	3,389
5.170% due 05/20/2063 •	372	370
5.465% due 07/20/2066 •	2,141	2,131
5.564% due 06/20/2067 •	867	858
5.594% due 03/20/2061 - 07/20/2067 •	2,959	2,942
5.596% due 06/20/2049 •	4,406	4,300
5.607% due 03/20/2049 - 04/20/2049 •	9,050	8,828
5.616% due 06/20/2067 •	4,515	4,509
5.694% due 05/20/2065 •	6,923	6,859
5.744% due 10/20/2065 •	7,598	7,504
5.746% due 09/20/2040 •	3,110	3,035
5.766% due 05/20/2041 •	6,030	5,896
5.787% due 10/20/2040 •	5,662	5,538
5.794% due 04/20/2070 •	34,615	33,654
5.796% due 05/20/2041 •	1,658	1,638
5.858% due 01/16/2040 •	2,280	2,264
5.886% due 02/20/2040 •	1,941	1,933
5.916% due 04/20/2040 •	3,993	3,980
5.924% due 08/20/2066 •	732	728
5.946% due 03/20/2040 •	4,193	4,182
6.000% due 12/15/2033	9	10
6.094% due 01/20/2066 •	3,377	3,346
6.464% due 04/20/2067 •	1,242	1,236
6.500% due 11/15/2033 - 09/15/2034	14	14
7.000% due 02/15/2024 - 07/15/2032	26	26
7.500% due 07/15/2024 - 06/15/2028	19	19

Total U.S. Government Agencies (Cost $662,299)		655,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 5.0%

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	$14,003	$11,241

Ashford Hospitality Trust
6.219% due 04/15/2035 •	1,484	1,450
6.319% due 06/15/2035 •	8,068	7,860

Bear Stearns Adjustable Rate Mortgage Trust
4.342% due 08/25/2033 «~	294	274

Beast Mortgage Trust
6.243% due 03/15/2036 •	600	525

Beneria Cowen & Pritzer Collateral Funding Corp.
5.992% due 06/15/2038 •	5,500	4,924

BHP Trust
6.168% due 08/15/2036 •	1,695	1,675

Brass PLC
6.018% due 11/16/2066 •	595	595

BSST Mortgage Trust
6.447% due 02/15/2037 •	8,000	7,242

COLT Mortgage Loan Trust
1.397% due 10/25/2066 ~	26,630	21,040

Commercial Mortgage Trust
6.494% due 12/15/2038 •	10,000	9,324

Credit Suisse Mortgage Capital Trust
5.943% due 07/15/2032 •	8,479	8,087
6.543% due 10/15/2037 •	8,700	8,379

CRSNT Commercial Mortgage Trust
6.020% due 04/15/2036 •	52,400	48,953

DBCG Mortgage Trust
5.894% due 06/15/2034 •	78,640	77,660

DBWF Mortgage Trust
6.276% due 12/19/2030 •	900	888

Extended Stay America Trust
6.274% due 07/15/2038 •	2,313	2,270

GCAT Trust
2.650% due 10/25/2068 ~	1,835	1,721
2.885% due 12/27/2066 ~	24,618	21,667

GS Mortgage Securities Trust
3.648% due 01/10/2047	589	587

Hilton USA Trust
2.828% due 11/05/2035	11,600	10,777

JP Morgan Chase Commercial Mortgage Securities Trust
6.443% due 09/15/2029 •	39,072	36,273

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ	5,245	4,915

MAD Mortgage Trust
3.294% due 08/15/2034 ~	3,528	3,247

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.893% due 11/15/2031 •	291	277

MF1 Ltd.
6.217% due 12/15/2034 •	2,700	2,611

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	553	519

Morgan Stanley Capital Trust
6.093% due 07/15/2035 •	2,300	2,274
6.168% due 11/15/2034 •	4,535	4,456
6.362% due 12/15/2038 •	47,200	44,494

Natixis Commercial Mortgage Securities Trust
6.143% due 08/15/2038 •	3,000	2,804

OBX Trust
2.783% due 01/25/2062 þ	45,972	41,557

RESIMAC Bastille Trust
5.813% due 02/03/2053 •	15,855	15,721

RESIMAC Premier
5.922% due 07/10/2052 •	4,132	4,113

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~	4,265	3,782

Starwood Mortgage Trust
6.051% due 11/15/2036 •	17,200	16,753

Tharaldson Hotel Portfolio Trust
6.241% due 11/11/2034 •	4,467	4,411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	$14,878	$13,686
3.750% due 03/25/2058 ~	9,607	9,034
4.604% due 02/25/2057 •	593	592
6.150% due 10/25/2059 •	1,508	1,493

Verus Securitization Trust
0.820% due 10/25/2063 ~	6,195	5,524

Total Non-Agency Mortgage-Backed Securities (Cost $501,432)		465,675

ASSET-BACKED SECURITIES 22.4%

ACAS CLO Ltd.
6.152% due 10/18/2028 •	18,274	18,161

American Money Management Corp. CLO Ltd.
6.130% due 04/17/2029 •	2,171	2,172

Anchorage Capital CLO Ltd.
6.310% due 07/15/2030 •	4,241	4,216

Apex Credit CLO Ltd.
6.500% due 09/20/2029 •	6,612	6,571

Apidos CLO
6.162% due 07/18/2029 •	24,598	24,413
6.190% due 07/17/2030 •	15,626	15,504
6.260% due 04/20/2031 •	9,450	9,360

Arbor Realty Commercial Real Estate Notes Ltd.
6.293% due 05/15/2036 •	6,400	6,292

AREIT Trust
6.237% due 11/17/2038 •	21,327	20,780
6.317% due 01/20/2037 •	38,109	37,152

Ares CLO Ltd.
6.130% due 01/15/2029 •	5,597	5,562
6.312% due 04/18/2031 •	2,200	2,176

Atlas Senior Loan Fund Ltd.
6.120% due 04/20/2028 •	240	241
6.353% due 04/22/2031 •	2,000	1,960

BA Credit Card Trust
0.440% due 09/15/2026	6,210	5,966

Barings CLO Ltd.
6.200% due 07/20/2029 •	3,611	3,606

Benefit Street Partners CLO Ltd.
6.210% due 10/15/2030 •	11,608	11,515
6.290% due 01/17/2032 •	8,600	8,505

BlueMountain CLO Ltd.
6.453% due 10/22/2030 •	3,982	3,964

BXMT Ltd.
6.616% due 11/15/2037 •	57,900	55,346

Capital One Multi-Asset Execution Trust
5.773% due 07/15/2027 •	38,600	38,663

Capital One Prime Auto Receivables Trust
5.717% due 09/15/2025 •	34,026	34,032

Carlyle Global Market Strategies CLO Ltd.
6.271% due 08/14/2030 •	38,770	38,517
6.342% due 07/27/2031 •	4,711	4,668

Carlyle U.S. CLO Ltd.
6.250% due 04/20/2031 •	10,000	9,876

Carmax Auto Owner Trust
5.767% due 01/15/2026 •	20,300	20,331

CarMax Auto Owner Trust
5.917% due 06/15/2026	17,000	17,059

Carmax Auto Owner Trust
5.967% due 12/15/2025 •	25,356	25,400

Carrington Mortgage Loan Trust
6.500% due 07/20/2030 •	6,431	6,407

Catamaran CLO Ltd.
6.373% due 04/22/2030 •	18,523	18,413

Chesapeake Funding LLC
0.870% due 08/15/2032	3,981	3,961
5.843% due 08/15/2032 •	4,335	4,335
6.317% due 05/15/2035	12,685	12,709

CIFC Funding Ltd.
6.223% due 10/24/2030 •	41,888	41,596

CIT Mortgage Loan Trust
6.500% due 10/25/2037 •	1,560	1,558

94	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citibank Credit Card Issuance Trust
5.774% due 04/22/2026 •	$57,584	$57,694
5.801% due 08/07/2027 •	34,100	34,202
5.988% due 05/14/2029 •	5,550	5,551

Citizens Auto Receivables Trust
6.016% due 07/15/2026	15,000	14,969

Commonbond Student Loan Trust
6.000% due 05/25/2041 •	273	268

Crestline Denali CLO Ltd.
6.280% due 04/20/2030 •	17,497	17,344

Daimler Trucks Retail Trust
5.070% due 09/16/2024	456	455

Dell Equipment Finance Trust
5.840% due 01/22/2029	23,000	23,048

Discover Card Execution Note Trust
5.583% due 03/15/2026 •	16,000	15,999
5.793% due 12/15/2026 •	34,100	34,117

DLLAD LLC
5.190% due 04/20/2026	17,500	17,341

DLLMT LLC
1.000% due 07/21/2025	2,970	2,872

Dryden CLO Ltd.
6.236% due 01/17/2033 •	3,400	3,354

Dryden Senior Loan Fund
6.240% due 04/15/2028 •	3,958	3,940

Edsouth Indenture LLC
5.880% due 04/25/2039 •	325	322

Elevation CLO Ltd.
6.205% due 10/25/2030 •	15,032	14,923

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046	6,931	5,896

Enterprise Fleet Financing LLC
3.030% due 01/20/2028	17,000	16,561
5.330% due 03/20/2024	9,050	9,042

Ford Credit Auto Lease Trust
5.717% due 06/15/2025 •	9,700	9,704

Ford Credit Auto Owner Trust
5.028% due 04/15/2024	1,451	1,451
5.587% due 04/15/2025 •	15,157	15,162
5.787% due 03/15/2026 •	40,000	40,114

Ford Credit Floorplan Master Owner Trust
5.693% due 09/15/2025 •	47,700	47,713

Foursight Capital Automobile Receivables Trust
1.150% due 09/15/2025	5,140	5,103

Galaxy CLO Ltd.
6.230% due 10/15/2030 •	6,722	6,675

Gallatin CLO Ltd.
6.350% due 07/15/2031 •	6,000	5,885

GM Financial Automobile Leasing Trust
5.886% due 10/20/2025	17,000	17,048

GM Financial Consumer Automobile Receivables Trust
5.667% due 09/16/2025 •	28,807	28,814
5.687% due 03/16/2026 •	21,000	21,028
5.717% due 11/17/2025 •	10,776	10,790
5.817% due 05/18/2026	25,000	25,033

GoldenTree Loan Management U.S. CLO Ltd.
6.160% due 11/20/2030 •	31,500	31,315

GPMT Ltd.
6.407% due 07/16/2035 •	21,800	21,083

Halseypoint CLO Ltd.
6.350% due 07/20/2031 •	12,912	12,827

Harley Davidson Motorcycle Trust
5.597% due 06/15/2026 •	3,450	3,446

Harley Davidson Motorcycle Trust
5.320% due 06/15/2026	4,000	3,980

Honda Auto Receivables Owner Trust
5.410% due 04/15/2026	9,000	8,976

Hyundai Auto Lease Securitization Trust
5.767% due 01/15/2025 •	11,458	11,470

Hyundai Auto Receivables Trust
5.817% due 12/15/2025	25,000	25,041

KKR CLO Ltd.
6.202% due 07/18/2030 •	3,287	3,257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kubota Credit Owner Trust
5.400% due 02/17/2026	$10,000	$9,916

LAD Auto Receivables Trust
5.440% due 05/15/2024	12,888	12,888
5.930% due 06/15/2027	15,000	14,932

LCM LP
6.135% due 07/19/2027 •	2,905	2,891
6.250% due 07/20/2030 •	668	663
6.290% due 10/20/2027 •	439	440

LCM Ltd.
6.330% due 04/15/2031 •	1,000	986
6.410% due 10/20/2028 •	4,727	4,698

LMREC LLC
6.200% due 04/22/2037 •	3,430	3,351

LoanCore Issuer Ltd.
5.981% due 07/15/2035 •	6,026	5,899

Madison Park Funding Ltd.
6.193% due 01/22/2028 •	395	392
6.240% due 04/20/2032 •	4,500	4,441
6.261% due 07/21/2030 •	3,889	3,864
6.262% due 07/27/2031 •	7,275	7,212
6.375% due 04/25/2032 •	6,800	6,735
6.499% due 07/29/2030 ~	3,951	3,938

Magnetite Ltd.
6.201% due 11/15/2028 •	3,981	3,956

Marathon CLO Ltd.
6.410% due 04/15/2029 •	11,005	10,991

Marble Point CLO Ltd.
6.442% due 12/18/2030 •	5,185	5,110

Mercedes-Benz Auto Receivables Trust
5.090% due 01/15/2026	12,300	12,254

MMAF Equipment Finance LLC
4.924% due 12/01/2023	5,408	5,404

Mountain View CLO LLC
6.300% due 01/16/2031 •	16,327	16,129
6.350% due 10/16/2029 •	6,761	6,719

Nassau Ltd.
6.410% due 10/15/2029 •	10,883	10,869

Navient Private Education Refi Loan Trust
0.840% due 05/15/2069	4,959	4,305
1.310% due 01/15/2069	14,127	12,772
1.580% due 04/15/2070	33,578	28,854
1.690% due 05/15/2069	7,822	7,028
2.230% due 07/15/2070	26,475	22,979
3.130% due 02/15/2068	2,553	2,414
6.193% due 04/15/2069 •	9,024	8,884

Navient Student Loan Trust
5.950% due 07/26/2066 •	5,358	5,210
6.200% due 12/27/2066 •	14,467	14,332

Nelnet Student Loan Trust
1.420% due 04/20/2062	779	692
5.348% due 12/24/2035 •	1,977	1,934
5.750% due 03/25/2030 •	218	218
5.950% due 09/25/2065 •	9,461	9,365
5.950% due 08/25/2067 •	14,896	14,692
6.000% due 02/25/2066 •	7,538	7,395

Neuberger Berman CLO Ltd.
6.192% due 10/18/2029 •	1,958	1,942
6.285% due 04/19/2030 •	1,339	1,331
6.290% due 04/20/2031 •	850	838

Nissan Auto Lease Trust
5.686% due 08/15/2025	25,250	25,204

Nissan Auto Receivables Owner Trust
5.717% due 02/17/2026	11,000	11,021

Northstar Education Finance, Inc.
5.850% due 12/26/2031 •	194	193

Octagon Investment Partners Ltd.
6.321% due 02/14/2031 •	3,900	3,855

Oscar U.S. Funding LLC
0.390% due 08/12/2024 «	434	434
1.600% due 03/10/2025	18,587	18,315

OZLM Ltd.
6.240% due 10/17/2029 •	23,948	23,799
6.270% due 07/17/2029 •	2,206	2,200
6.348% due 05/16/2030 •	5,183	5,147

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square Loan Funding Ltd.
6.150% due 04/20/2029 •	$2,431	$2,415
6.179% due 02/20/2028 •	4,268	4,245

Pawneee Equipment Receivables LLC
4.840% due 02/15/2028	3,217	3,200

PFP Ltd.
6.043% due 04/14/2038 •	1,352	1,327

PHEAA Student Loan Trust
6.088% due 11/25/2065 •	4,223	4,170

PRET LLC
1.868% due 07/25/2051 þ	4,552	4,174

Ready Capital Mortgage Financing LLC
6.150% due 04/25/2038 •	12,803	12,537
6.717% due 01/25/2037 •	23,866	23,546

Romark CLO Ltd.
6.303% due 10/23/2030 •	40,207	39,755

Saranac CLO Ltd.
6.684% due 08/13/2031 •	16,400	16,205

SFS Auto Receivables Securitization Trust
5.867% due 03/22/2027	4,800	4,794

SLM Private Credit Student Loan Trust
5.862% due 12/15/2038 •	4,505	4,327

SLM Student Loan Trust
5.395% due 10/25/2028 •	84	84
5.800% due 12/27/2038 •	1,931	1,882
5.850% due 01/25/2029 •	2,241	2,148

SMB Private Education Loan Trust
1.290% due 07/15/2053	14,755	13,159
2.340% due 09/15/2034	2,139	2,060
5.793% due 03/17/2053 •	6,007	5,855
6.093% due 09/15/2034 •	4,337	4,314
6.293% due 09/15/2034 •	1,670	1,665
6.293% due 07/15/2053 •	1,861	1,841

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031	8,517	8,505

SoFi Professional Loan Program LLC
2.650% due 09/25/2040	986	939
2.740% due 05/25/2040	216	215
5.850% due 03/26/2040 •	16	16
6.450% due 02/25/2040 •	309	308

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	12,511	11,215

Sound Point CLO Ltd.
6.173% due 01/23/2029 •	3,932	3,927
6.230% due 10/20/2030 •	4,331	4,282
6.235% due 07/25/2030 •	26,410	26,110
6.263% due 01/23/2029 •	2,858	2,859
6.300% due 10/20/2028 •	590	589
6.340% due 04/15/2030 •	2,260	2,235
6.368% due 07/26/2031 •	600	590
6.412% due 04/18/2031 •	1,000	983

Starwood Mortgage Trust
6.417% due 11/15/2038 •	23,200	22,540

Stratus CLO Ltd.
6.150% due 12/28/2029 •	4,278	4,228

Symphony Static CLO Ltd.
6.085% due 10/25/2029 •	3,521	3,483

TCW CLO Ltd.
6.225% due 04/25/2031 •	19,100	18,906

Towd Point HE Trust
0.918% due 02/25/2063 ~	7,436	6,947

Toyota Auto Receivables Owner Trust
5.637% due 08/15/2025 •	7,740	7,742

Venture CLO Ltd.
6.240% due 07/20/2030 •	32,450	32,084
6.270% due 04/20/2029 •	15,252	15,232
6.300% due 07/20/2030 •	8,191	8,114
6.493% due 08/28/2029 •	21,807	21,695

Vibrant CLO Ltd.
6.460% due 06/20/2029 •	4,520	4,514

VMC Finance LLC
6.257% due 06/16/2036 •	10,536	10,333

Volkswagen Auto Loan Enhanced Trust
5.587% due 12/21/2026	42,750	42,784

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	95

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voya CLO Ltd.
6.210% due 04/17/2030 •	$25,221	$25,038
6.240% due 06/07/2030 •	8,534	8,477
6.248% due 10/15/2030 •	13,516	13,420

Wellfleet CLO Ltd.
6.140% due 04/20/2029 •	4,944	4,938
6.140% due 07/20/2029 •	9,025	8,927

World Omni Auto Receivables Trust
5.497% due 07/15/2026 •	23,850	23,855
5.637% due 10/15/2025 •	5,096	5,096
5.777% due 11/16/2026	23,500	23,543

Total Asset-Backed Securities (Cost $2,103,028)		2,073,203

SOVEREIGN ISSUES 1.9%

CPPIB Capital, Inc.
6.308% due 03/11/2026	26,000	26,580
6.342% (SOFRINDX + 1.250%) due 04/04/2025 ~	72,750	73,924

Korea Development Bank
5.340% (SOFRINDX + 0.250%) due 03/09/2024 ~	500	500

Korea National Oil Corp.
6.135% (US0003M + 0.875%) due 07/16/2023 ~	7,400	7,401

PSP Capital, Inc.
5.331% (SOFRINDX + 0.240%) due 03/03/2025 ~	66,447	66,380

Total Sovereign Issues (Cost $174,615)		174,785

SHORT-TERM INSTRUMENTS 26.4%

COMMERCIAL PAPER 20.9%

AES Corp.
6.050% due 07/03/2023	7,600	7,596

Amcor Flexibles North America, Inc.
5.430% due 07/20/2023	53,000	52,839
5.450% due 07/11/2023	1,000	998

Arrow Electronics, Inc.
5.730% due 07/18/2023	14,800	14,758

AT&T, Inc.
5.700% due 11/21/2023	69,200	67,633

Bacardi Martini BV
5.750% due 07/12/2023	700	699
5.900% due 07/19/2023	31,600	31,511

Conagra Brands, Inc.
5.600% due 07/20/2023	39,800	39,673
5.750% due 07/05/2023	58,360	58,316
5.750% due 07/06/2023	29,400	29,373

Consolidated Edison Co. of New York, Inc.
5.420% due 07/17/2023	88,200	87,979

Constellation Brands, Inc.
5.580% due 07/17/2023	1,100	1,097
5.580% due 07/18/2023	12,100	12,066
5.580% due 07/24/2023	4,950	4,931
5.580% due 07/25/2023	1,900	1,892
5.590% due 07/03/2023	5,650	5,647
5.590% due 07/05/2023	25,450	25,431

Constellation Energy Corp.
5.300% due 07/13/2023	16,000	15,966

Crown Castle, Inc.
5.870% due 07/20/2023	9,400	9,371
5.890% due 07/05/2023	6,150	6,145

CVS Corp.
5.280% due 07/06/2023	26,150	26,127

Daimler Truck Finance North America LLC
5.350% due 07/21/2023	2,800	2,791

Dominion Resources, Inc.
5.430% due 07/31/2023	34,600	34,440
5.490% due 07/11/2023	6,550	6,540
5.500% due 08/15/2023	36,200	35,948

Duke Energy Corp.
5.400% due 07/10/2023	20,900	20,870

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.400% due 08/08/2023	$32,300	$32,108

Electricite de France SA
5.510% due 08/03/2023	44,250	44,017
5.510% due 08/04/2023	44,250	44,010

Enbridge (US), Inc.
5.400% due 07/12/2023	19,850	19,814
5.440% due 07/20/2023	19,850	19,789
5.450% due 07/25/2023	17,950	17,881
5.450% due 07/26/2023	14,800	14,741
5.480% due 07/17/2023	20,200	20,148

Enel Finance America LLC
5.450% due 07/26/2023	16,700	16,635

Entergy Corp.
5.400% due 07/11/2023	16,100	16,074
5.450% due 07/20/2023	26,300	26,222

Global Payments, Inc.
5.930% due 07/21/2023	85,200	84,910
5.930% due 07/26/2023	2,250	2,240
5.930% due 07/28/2023	42,600	42,406
5.950% due 07/14/2023	9,000	8,979

Haleon UK Capital PLC
5.520% due 07/19/2023	35,150	35,049
5.520% due 07/24/2023	13,800	13,750
5.550% due 07/17/2023	1,600	1,596
5.550% due 07/18/2023	400	399

Humana, Inc.
5.400% due 07/11/2023	27,750	27,703
5.430% due 07/20/2023	3,000	2,991
5.450% due 07/13/2023	21,150	21,108
5.450% due 07/18/2023	3,950	3,939
5.500% due 08/01/2023	13,200	13,134
5.510% due 08/02/2023	13,800	13,729
5.510% due 08/03/2023	9,850	9,798

International Flavors & Fragrances, Inc.
6.000% due 07/03/2023	2,300	2,299
6.000% due 07/05/2023	3,200	3,198
6.000% due 07/28/2023	10,150	10,107

Keurig Dr Pepper, Inc.
5.250% due 07/05/2023	24,500	24,482
5.350% due 07/20/2023	38,100	37,988

L3Harris Technologies, Inc.
5.530% due 07/17/2023	47,650	47,531

Leidos, Inc.
5.900% due 07/10/2023	23,500	23,463

LVMH Moet Hennessy Louis Vuitton SE
5.490% due 01/29/2024	25,000	24,191

McCormick & Co., Inc.
5.350% due 07/25/2023	11,000	10,959

Mondelez International, Inc.
5.370% due 07/25/2023	30,400	30,288
5.430% due 07/13/2023	750	749
5.430% due 07/14/2023	750	748

National Grid North America, Inc.
5.450% due 07/13/2023	29,200	29,144

NextEra Energy Capital Holdings, Inc.
5.500% due 07/18/2023	700	698

Northrop Grumman Corp.
5.600% due 08/17/2023	25,900	25,711

Penske Truck Leasing Co. LP
5.400% due 07/10/2023	16,800	16,775

Quanta Services, Inc.
5.900% due 07/07/2023	5,700	5,694
5.900% due 07/12/2023	50,000	49,907
5.900% due 07/13/2023	22,400	22,355
5.900% due 07/17/2023	5,800	5,785
5.900% due 07/18/2023	17,500	17,451

Raytheon Technologies Corp.
5.450% due 07/12/2023	9,500	9,483

Targa Resources Corp.
5.950% due 07/26/2023	9,800	9,764
6.000% due 07/07/2023	31,300	31,271

Thomson Reuters Corp.
5.470% due 07/12/2023	27,250	27,202
5.470% due 07/13/2023	56,550	56,441
5.500% due 07/18/2023	8,700	8,677

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trane Technologies Financing Ltd.
5.550% due 07/24/2023	$11,300	$11,260
5.550% due 07/25/2023	3,700	3,692

VW Credit, Inc.
5.400% due 07/25/2023	51,100	50,909
5.400% due 07/26/2023	33,700	33,569
5.430% due 07/27/2023	2,600	2,589
5.430% due 08/01/2023	2,400	2,388

Walgreens Boots Alliance, Inc.
5.850% due 07/10/2023 (a)	52,650	52,566
6.000% due 07/05/2023	34,350	34,323
6.000% due 07/06/2023	43,200	43,159

Waste Management, Inc.
5.400% due 08/09/2023	14,200	14,114

		1,934,737

REPURCHASE AGREEMENTS (f) 5.3%
		489,637

SHORT-TERM NOTES 0.2%

CCG Receivables Trust
5.395% due 03/14/2024	6,015	6,013

Toyota Motor Credit Corp.
5.810% (SOFRRATE + 0.750%) due 07/25/2023 ~	375	375

Warnermedia Holdings, Inc.
3.428% due 03/15/2024	16,054	15,766

		22,154

Total Short-Term Instruments (Cost $2,447,364)		2,446,528

Total Investments in Securities (Cost $9,461,609)		9,366,003

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

MUTUAL FUNDS 0.0%

PIMCO Government Money Market Fund
5.210% (b)(c)(d)	149,100	149

Total Short-Term Instruments (Cost $149)		149

Total Investments in Affiliates (Cost $149)		149

Total Investments 101.2% (Cost $9,461,758)		$9,366,152

Financial Derivative Instruments (g) 0.0% (Cost or Premiums, net $0)		55

Other Assets and Liabilities, net (1.2)%		(108,310)

Net Assets 100.0%		$9,257,897

96	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Institutional Class Shares of each Fund.

(c)

Securities with an aggregate market value of $146 were out on loan in exchange for $149 of cash collateral as of June 30, 2023. See Note 5(e), Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(d)	Coupon represents a 7-Day Yield.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	0.981%	05/01/2025	06/02/2023	$3,817	$3,816	0.04%
Deutsche Bank AG	0.898	05/28/2024	06/26/2023	6,193	6,178	0.07

				$10,010	$9,994	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.110%	06/30/2023	07/03/2023	$357,800	U.S. Treasury Notes 3.875% due 12/31/2027	$(364,737)	$357,800	$357,952
FICC	2.400	06/30/2023	07/03/2023	1,837	U.S. Treasury Notes 1.500% due 01/31/2027	(1,874)	1,837	1,837
RCY	5.160	06/30/2023	07/03/2023	130,000	U.S. Treasury Notes 2.250% due 08/15/2027	(132,912)	130,000	130,056

Total Repurchase Agreements						$(499,523)	$489,637	$489,845

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$357,952	$0	$0	$0	$357,952	$(364,737)	$(6,785)
FICC	1,837	0	0	0	1,837	(1,874)	(37)
RCY	130,056	0	0	0	130,056	(132,912)	(2,856)

Master Securities Lending Agreement
BCY	0	0	0	146	146	(149)	(3)

Total Borrowings and Other Financing Transactions	$489,845	$0	$0	$146

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$149	$0	$0	$0	$149

Total Borrowings	$149	$0	$0	$0	$149

Payable for securities on loan - cash collateral					$149

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	97

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during the period ended June 30, 2023 was $(925) at a weighted average interest rate of 4.936%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2023	1,764	$	(358,698)	$4,723	$55	$0
U.S. Treasury 5-Year Note September Futures	09/2023	2,604		(278,872)	2,744	0	0

Total Futures Contracts					$7,467	$55	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$55	$0	$55	$0	$0	$0	$0

Cash of $5,758 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$55	$55

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9,634	$9,634

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7,467	$7,467

98	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,437,981	$0	$2,437,981
Industrials	0	730,596	0	730,596
Utilities	0	382,230	0	382,230
U.S. Government Agencies	0	655,005	0	655,005
Non-Agency Mortgage-Backed Securities	0	465,401	274	465,675
Asset-Backed Securities	0	2,072,769	434	2,073,203
Sovereign Issues	0	174,785	0	174,785
Short-Term Instruments
Commercial Paper	0	1,934,737	0	1,934,737
Repurchase Agreements	0	489,637	0	489,637
Short-Term Notes	0	22,154	0	22,154

	$0	$9,365,295	$708	$9,366,003

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$149	$0	$0	$149

Total Investments	$149	$9,365,295	$708	$9,366,152

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$55	$0	$55

Total Financial Derivative Instruments	$0	$55	$0	$55

Totals	$149	$9,365,350	$708	$9,366,207

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	99

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

MUNICIPAL BONDS & NOTES 95.1%

ALABAMA 3.4%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 10/01/2052	$7,385	$7,321
4.360% (MUNIPSA) due 10/01/2052 ~	2,000	1,945

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
5.250% due 02/01/2053	5,000	5,237

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2027	1,000	1,061

Healthcare Authority of Baptist Health, Alabama Revenue Bonds, Series 2023
5.000% due 11/15/2035	1,500	1,652
5.000% due 11/15/2036	1,220	1,322
5.000% due 11/15/2037	875	938

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
5.500% due 10/01/2053	3,450	3,527

Lower Alabama Gas District Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	2,983

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	1,350	1,320

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,935	2,855

West Jefferson Industrial Development Board, Alabama Revenue Bonds, Series 1998
3.650% due 06/01/2028	3,600	3,600

		33,761

ALASKA 0.3%

Alaska Housing Finance Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2033	1,905	2,138

Alaska Municipal Bond Bank, Revenue Bond, Series 2023
5.000% due 12/01/2042	1,000	1,083

		3,221

ARIZONA 2.5%

Arizona Health Facilities Authority Revenue Bonds, Series 2014
5.000% due 01/01/2044	7,920	7,988

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,750	2,745

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 01/01/2041	5,000	4,917

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
5.000% due 01/01/2053	2,000	2,157

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2014
4.750% due 07/01/2044	2,200	2,234

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	409

Phoenix, Arizona General Obligation Refunding Notes, Series 2022
5.000% due 07/01/2026	1,500	1,589

Town of Gilbert, Arizona General Obligation Notes, Series 2022
5.000% due 07/15/2027	2,000	2,171

		24,210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 6.5%

Anaheim Public Financing Authority, California Revenue Notes, (AGM/CR Insured), Series 2019
5.000% due 09/01/2027	$2,500	$2,685

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.460% (MUNIPSA) due 04/01/2056 ~	2,000	1,978

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.250% due 01/01/2054	8,500	8,897

California Department of Water Resources State Revenue Bonds, Series 2020
1.789% due 12/01/2035	2,500	1,805

California Department of Water Resources State Revenue Bonds, Series 2021
2.132% due 12/01/2033	3,315	2,618

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2036	1,000	1,006

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2040	3,250	3,177

California State General Obligation Bonds, Series 2016
4.000% due 09/01/2037	4,495	4,554

California State General Obligation Notes, Series 2018
5.000% due 10/01/2028	3,500	3,911

California State General Obligation Notes, Series 2022
5.000% due 11/01/2026	6,400	6,846

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2041 (b)	1,500	690

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2021
4.000% due 01/15/2033	1,139	1,184

Fremont Unified School District/Alameda County, California General Obligation Notes, Series 2021
1.313% due 08/01/2028	5,735	4,863

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
2.746% due 06/01/2034	3,000	2,447

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.687% due 06/01/2030	6,000	5,042

Huntington Beach Union High School District, California General Obligation Notes, Series 2021
1.884% due 08/01/2029	3,000	2,533

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2038	1,000	1,145

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,408

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,002

San Francisco, California City & County Certificates of Participation Bonds, Series 2017
4.000% due 04/01/2036	6,320	6,338

		64,129

COLORADO 1.1%

Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048	2,500	2,589

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2031	850	915
5.000% due 11/15/2049	1,500	1,578

Colorado Health Facilities Authority Revenue Bonds, Series 2022
5.250% due 11/01/2035	1,200	1,334
5.250% due 11/01/2037	1,450	1,584

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2035	$1,250	$1,405

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2028	875	938

		10,343

CONNECTICUT 3.3%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	1,635	1,638
5.000% due 08/15/2027	3,000	3,249

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2031	3,500	3,991
5.000% due 05/01/2032	1,380	1,572

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 10/01/2033	1,020	1,121

Connecticut Special Tax State Revenue Bonds, Series 2022
5.000% due 07/01/2039	5,000	5,641

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	3,640	4,009

Connecticut State General Obligation Bonds, Series 2020
4.000% due 06/01/2031	1,750	1,879

Connecticut State General Obligation Notes, Series 2022
5.000% due 09/15/2028	1,000	1,107
5.000% due 11/15/2028	4,100	4,553

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,301

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2029	1,845	2,047

		32,108

DELAWARE 0.2%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	2,000	1,826

FLORIDA 1.7%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,001

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2030	450	496
5.000% due 07/01/2031	900	992

Florida’s Turnpike Enterprise Revenue Bonds, Series 2018
4.000% due 07/01/2048	4,500	4,478

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2020
5.000% due 10/01/2032	1,000	1,130

Orange County Health Facilities Authority, Florida Revenue Notes, Series 2023
5.000% due 10/01/2028	1,450	1,583

Orlando Utilities Commission, Florida Revenue Bonds, Series 2021
1.250% due 10/01/2046	3,500	3,006

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2034 (b)	1,850	1,117

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2027 (b)	350	291
0.000% due 10/01/2029 (b)	700	535

100	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

School District of Broward County, Florida Certificates of Participation Bonds, Series 2020
5.000% due 07/01/2032	$2,000	$2,263

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2033 (b)	200	133

		17,025

GEORGIA 4.2%

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	2,000	1,682

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2038	1,800	1,944

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	3,000	2,967

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	3,697

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	600	632

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,250	1,181

Fulton County, Georgia Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,000	1,122

Georgia State General Obligation Notes, Series 2022
5.000% due 07/01/2030	6,640	7,672

LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	738

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	700	698

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
4.294% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,510	1,509

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2033	2,500	2,570

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 05/01/2052	1,915	1,887

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 06/01/2053	3,000	3,108
5.000% due 07/01/2053	3,000	3,136

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2031	1,200	1,285

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2027	335	356
5.000% due 01/01/2028	400	432
5.000% due 01/01/2029	450	493
5.000% due 01/01/2031	360	400
5.000% due 01/01/2032	285	315

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2029	1,000	1,069

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2028	175	185
5.000% due 01/01/2029	165	176

Municipal Electric Authority of Georgia Revenue Notes, Series 2023
5.890% due 07/01/2033	1,500	1,510

		40,764

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUAM 0.1%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	$770	$770

HAWAII 0.5%

City & County Honolulu, Hawaii General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,082

City & County Honolulu, Hawaii Wastewater System Revenue Notes, Series 2020
1.473% due 07/01/2030	3,750	3,056

		5,138

ILLINOIS 5.8%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	6,538

Chicago Transit Authority Sales Tax Receipts Fund, Illinois Revenue Bonds, Series 2014
5.000% due 12/01/2044	2,500	2,525

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,865	1,983

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	1,000	1,009

Illinois Finance Authority Revenue Bonds, Series 2020
3.550% due 08/15/2049	7,600	7,600

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,590	2,592

Illinois State General Obligation Bonds, Series 2021
5.000% due 03/01/2037	5,860	6,287

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2023	2,765	2,777

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	2,300	2,372

Illinois State General Obligation Notes, Series 2022
5.000% due 03/01/2026	7,000	7,267

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,500	1,501

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	2,500	2,766

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	775	827

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
0.000% due 06/15/2036 (b)	500	285
0.000% due 06/15/2037 (b)	1,500	803

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	1,800	2,140

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2037	1,350	1,421

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2023
5.000% due 01/01/2037	1,000	1,073

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	4,500	4,846

		56,612

INDIANA 0.8%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	1,500	1,495

Indiana Finance Authority Revenue Bonds, Series 2010
2.500% due 11/01/2030	3,825	3,351

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2030	1,500	1,648

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2029	$285	$315

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,477

		8,286

IOWA 0.2%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	2,000	1,972

KENTUCKY 0.4%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	500	499

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	2,995

		3,494

LOUISIANA 1.2%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, Series 2022
5.000% due 08/15/2027	1,200	1,285
5.000% due 08/15/2028	1,200	1,285

Louisiana Public Facilities Authority Revenue Bonds, Series 2023
5.000% due 10/15/2036	1,000	1,132

Louisiana State General Obligation Bonds, Series 2015
4.000% due 05/01/2035	1,700	1,722

Louisiana State Highway Improvement Revenue Notes, Series 2021
1.592% due 06/15/2030	2,000	1,637

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,900	2,845

Tangipahoa Parish Hospital Service District No 1, Louisiana Revenue Bonds, Series 2021
4.000% due 02/01/2037	2,000	1,967

		11,873

MAINE 0.1%

Portland, Maine General Airport Revenue Notes, Series 2019
5.000% due 01/01/2028	300	323
5.000% due 01/01/2029	225	245
5.000% due 01/01/2030	270	300

		868

MARYLAND 2.0%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,450	1,508

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2037	225	217
5.000% due 06/01/2033	445	480

Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 06/01/2031	350	380

Maryland State General Obligation Bonds, Series 2022
5.000% due 06/01/2035	7,000	8,213
5.000% due 06/01/2036	8,000	9,299

		20,097

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	101

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 2.2%

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.000% due 10/01/2037	$3,400	$3,888

Commonwealth of Massachusetts General Obligation Notes, Series 2022
5.000% due 10/01/2031	5,200	6,092

Massachusetts Bay Transportation Authority Revenue Notes, Series 2021
5.000% due 07/01/2028	1,000	1,109

Massachusetts Bay Transportation Authority Sales Tax Revenue Notes, Series 2023
5.000% due 07/01/2033	1,500	1,814

Massachusetts Development Finance Agency Revenue Bonds, Series 2013
5.000% due 07/01/2044	3,220	3,124

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,614

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
4.610% (MUNIPSA) due 07/01/2049 ~	1,000	989

Massachusetts Development Finance Agency Revenue Bonds, Series 2022
5.000% due 10/01/2038	1,500	1,712

Massachusetts State College Building Authority Revenue Notes, Series 2022
5.000% due 05/01/2030	500	572
5.000% due 05/01/2031	500	579

		21,493

MICHIGAN 2.0%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	3,675	4,093

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.068% (US0003M) due 07/01/2032 ~	3,000	2,842

Grand Traverse County, Michigan Hospital Finance Authority Revenue Notes, Series 2021
5.000% due 07/01/2029	1,175	1,294
5.000% due 07/01/2030	1,715	1,904

Lake Orion Community School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2022
4.000% due 05/01/2030	500	534

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
4.760% (MUNIPSA) due 04/15/2047 ~	3,500	3,429

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,233

Michigan Finance Authority Revenue Bonds, Series 2020
5.000% due 06/01/2040	2,500	2,605

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,500	1,554

		19,488

MINNESOTA 0.2%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2022
5.000% due 01/01/2031	500	569

Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	1,000	1,062

		1,631

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSISSIPPI 0.2%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	$1,500	$1,476

MISSOURI 0.9%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2023
5.000% due 05/01/2033	4,000	4,671

Republic, Missouri Revenue Notes, Series 2022
4.000% due 05/01/2028	500	518

St Louis School District, Missouri General Obligation Bonds, (AGM Insured), Series 2022
4.000% due 04/01/2024	3,385	3,405

		8,594

NEBRASKA 0.5%

Douglas County, Nebraska Revenue Bonds, Series 2021
4.540% (MUNIPSA) due 07/01/2035 ~	1,980	1,949

Public Power Generation Agency, Nebraska Revenue Bonds, Series 2015
5.000% due 01/01/2030	1,085	1,104

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2025	1,905	1,946

		4,999

NEVADA 2.2%

Clark County, Nevada Revenue Bonds, Series 2010
2.100% due 06/01/2031	5,000	4,184

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2019
5.000% due 06/15/2028	5,000	5,477

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2020
5.000% due 06/15/2028	1,000	1,095
5.000% due 06/15/2029	2,030	2,267

Las Vegas Redevelopment Agency, Nevada Tax Allocation Bonds, Series 2016
5.000% due 06/15/2031	1,465	1,517

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,536

Las Vegas Valley Water District, Nevada General Obligation Notes, Series 2021
5.000% due 06/01/2029	5,000	5,636

		21,712

NEW HAMPSHIRE 0.1%

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2024	220	220
4.000% due 01/01/2025	285	282

		502

NEW JERSEY 5.0%

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2027	2,100	2,185

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2034	500	516

New Jersey Economic Development Authority Revenue Bonds, Series 2022
5.000% due 11/01/2036	2,500	2,756

New Jersey Economic Development Authority Revenue Notes, Series 2023
5.135% due 03/01/2029	2,500	2,482

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2026	$2,000	$2,109

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2009
0.000% due 12/15/2034 (b)	1,500	960

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	1,380	1,462

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2035	2,250	2,300

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2023
5.000% due 06/15/2036	6,500	7,231
5.000% due 06/15/2037	7,185	7,900

New Jersey Turnpike Authority Revenue Bonds, Series 2017
4.000% due 01/01/2034	7,500	7,739
5.000% due 01/01/2030	2,250	2,396

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	7,870	8,453

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2025	1,020	1,047

		49,536

NEW MEXICO 1.2%

Farmington, New Mexico Revenue Bonds, Series 2005
1.800% due 04/01/2029	5,000	4,304

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.000% due 08/01/2039	7,950	7,805

		12,109

NEW YORK 16.2%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2038	3,750	4,152

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,078

Monroe County Industrial Development Corp, New York Revenue Bonds, Series 2017
5.000% due 07/01/2030	1,040	1,128

Nassau County, New York General Obligation Bonds, Series 2016
5.000% due 04/01/2038	2,500	2,584

Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,436

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2030	2,005	2,226

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,520	1,678

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2021
4.000% due 07/15/2036	5,000	5,173

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
5.000% due 08/01/2029	2,300	2,589

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
3.750% due 11/01/2042	20,000	20,000
5.000% due 08/01/2031	5,000	5,090

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
3.750% due 11/01/2044	8,000	8,000

102	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
5.000% due 08/01/2035	$2,000	$2,324
5.250% due 08/01/2040	4,890	5,580

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2020
5.000% due 11/01/2024	1,500	1,539

New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2036	2,500	2,895

New York City, New York General Obligation Bonds, Series 2015
3.750% due 06/01/2044	5,000	5,000

New York City, New York General Obligation Bonds, Series 2018
3.750% due 12/01/2047	10,000	10,000

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2013
3.550% due 06/15/2048	20,000	20,000

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2021
5.000% due 06/15/2032	5,000	5,857

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2028	2,000	2,221

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2023
5.000% due 02/01/2039	3,000	3,390

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	2,150	2,457

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
4.000% due 05/01/2045	4,740	4,513

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2031	3,000	3,313
5.000% due 01/15/2032	500	546

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	4,705	4,995
4.000% due 02/15/2047	5,000	4,892

New York State Dormitory Authority Revenue Notes, Series 2021
1.952% due 03/15/2029	5,000	4,287

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	2,921

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2026	1,070	1,122

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2023
5.250% due 05/15/2058	4,000	4,428

Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2022
5.000% due 11/15/2032	4,200	5,002

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,270	1,315
5.000% due 06/01/2027	2,800	2,929

		158,660

NORTH CAROLINA 2.8%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2007
3.750% due 01/15/2037	17,765	17,765

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	2,000	2,263

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Notes, Series 2022
5.000% due 01/15/2028	1,000	1,088

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State of North Carolina Build Revenue Notes, Series 2022
5.000% due 05/01/2028	$5,625	$6,213

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	253

		27,582

OHIO 3.1%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Notes, Series 2022
5.000% due 11/15/2028	400	438

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2035	1,000	1,076
5.000% due 06/01/2036	2,065	2,205

Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,235	1,296

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2033	700	793

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,038

Kent State University, Ohio Revenue Bonds, Series 2022
5.000% due 05/01/2033	510	582

Northeast Ohio Medical University Revenue Notes, Series 2021
5.000% due 12/01/2029	115	123

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	3,200	2,787

Ohio Higher Educational Facility Commission Revenue Bonds, Series 2008
3.700% due 01/01/2043	8,000	8,000

Ohio Water Development Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	1,000	1,116

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,000	2,294
5.000% due 12/01/2037	4,985	5,767

Worthington City School District, Ohio General Obligation, Series 2023
0.000% due 12/01/2031 (b)	845	624
0.000% due 12/01/2032 (b)	880	623

		30,762

OREGON 0.8%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2035	1,500	1,633
5.000% due 08/15/2036	1,500	1,619
5.000% due 08/15/2037	1,600	1,714
5.000% due 08/15/2038	1,000	1,066

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2028	700	774
5.000% due 06/15/2029	800	903

		7,709

PENNSYLVANIA 4.5%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2039	2,250	2,215

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	1,500	1,540

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Pennsylvania General Obligation Notes, Series 2019
5.000% due 07/15/2024	$5,000	$5,097

Commonwealth of Pennsylvania, General Obligation Bonds, Series 2022
5.000% due 10/01/2033	5,000	5,904

Delaware Valley Regional Finance Authority, Pennsylvania Revenue Bonds Series 2023
4.000% due 03/01/2035	1,100	1,158

Delaware Valley Regional Finance Authority, Pennsylvania Revenue Bonds, Series 2007
4.432% (US0003M) due 06/01/2037 ~	4,000	3,577

Delaware Valley Regional Finance Authority, Pennsylvania Revenue Notes, Series 2023
4.000% due 03/01/2033	600	642

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	4,500	4,705

Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
3.000% due 09/01/2029	3,500	3,401

Montgomery County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2023
4.100% due 06/01/2029	5,500	5,633

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	355
5.000% due 08/15/2031	300	313
5.000% due 08/15/2033	1,000	1,043

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2029	1,250	1,351

Southeastern Pennsylvania Transportation Authority Revenue Bonds, Series 2022
5.250% due 06/01/2042	3,750	4,225

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2022
5.000% due 06/01/2031	1,000	1,159

		44,459

PUERTO RICO 2.2%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
3.988% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,280	1,187

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (b)	26,355	5,571
4.500% due 07/01/2034	8,671	8,628

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	7,000	6,675

		22,061

RHODE ISLAND 1.3%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	11,000	11,167
5.000% due 06/01/2040	2,000	2,014

		13,181

SOUTH CAROLINA 0.4%

Charleston Educational Excellence Finance Corp., South Carolina Revenue Notes, Series 2020
1.869% due 12/01/2029	4,200	3,503

SOUTH DAKOTA 0.2%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	948

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	103

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	$900	$940

		1,888

TENNESSEE 2.2%

Knox County, Tennessee Health Educational & Housing Facility Board Revenue Notes, Series 2022
3.950% due 12/01/2027	3,500	3,489

Tennergy Corp, Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	6,000	6,356

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	4,500	4,555

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,000	1,974

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	3,000	3,025
5.250% due 09/01/2026	1,745	1,783

		21,182

TEXAS 5.9%

Arlington Higher Education Finance Corp., Texas Revenue Notes, (PSF Insured), Series 2021
4.000% due 02/15/2028	300	308

Austin Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2022
5.000% due 08/01/2028	2,000	2,214

Central Texas Turnpike System Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2002
0.000% due 08/15/2026 (b)	3,000	2,711

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (b)	5,000	2,577

Clifton Higher Education Finance Corp., Texas Revenue Bonds, (PSF Insured), Series 2021
4.000% due 08/15/2034	950	985
4.000% due 08/15/2036	700	715

Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,197

Cypress-Fairbanks Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2023
5.000% due 02/15/2037	1,350	1,555

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2021
4.000% due 11/01/2045	1,000	971

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2034	3,000	3,497

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,001

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
5.000% due 08/15/2031	920	1,035

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2025	500	512

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
4.269% (US0001M) due 11/15/2046 ~	1,000	1,000

Harris County, Texas Municipal Utility District No 383 General Obligation Notes, (BAM Insured), Series 2015
5.000% due 08/15/2035	2,960	3,463

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	3,300	3,614

Houston, Texas General Obligation Notes, Series 2019
5.000% due 03/01/2029	1,100	1,226

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	$1,435	$1,572

Liberty Hill Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2022
5.000% due 02/01/2030	2,290	2,606

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,012

Permanent University Fund - University of Texas System Revenue Bonds, Series 2023
5.000% due 07/01/2040	1,090	1,239

Permanent University Fund - University of Texas System Revenue Notes, Series 2023
5.000% due 07/01/2033	1,000	1,200

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
1.125% due 12/01/2045	2,500	2,210

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2022
5.000% due 10/01/2030	450	511

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.170% (US0003M) due 12/15/2026 ~	2,500	2,464

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,185	1,235

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 12/31/2033	2,000	2,120

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	250	277
5.000% due 10/15/2030	3,010	3,340

Texas Water Development Board Revenue Notes, Series 2022
5.000% due 08/01/2029	1,050	1,184
5.000% due 10/15/2029	1,200	1,359
5.000% due 10/15/2030	1,775	2,045

Williamson County, Texas General Obligation Notes, Series 2021
0.640% due 02/15/2026	2,500	2,237

		58,192

VIRGINIA 1.5%

Roanoke Economic Development Authority, Virginia Revenue Bonds, Series 2020
5.000% due 07/01/2053	6,700	7,421

Virginia College Building Authority Revenue Notes, Series 2021
5.000% due 02/01/2028	4,500	4,937

Virginia Public School Authority Revenue Notes, Series 2022
5.000% due 01/15/2029	2,320	2,604

		14,962

WASHINGTON 2.1%

Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,035	3,347

Energy Northwest, Washington Revenue Bonds, Series 2022
5.000% due 07/01/2035	3,000	3,498
5.000% due 07/01/2039	5,000	5,683

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2017
4.000% due 09/01/2037	5,000	5,066

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	554

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State of Washington General Obligation Refunding Notes, Series 2022
4.000% due 07/01/2026	$1,900	$1,959

Washington Health Care Facilities Authority Revenue Bonds, Series 2020
5.000% due 09/01/2032	450	493

		20,600

WISCONSIN 3.1%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 10/01/2041	2,250	2,259

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2030	265	249

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2018
3.700% due 04/01/2048	9,370	9,370

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2021
4.000% due 04/01/2046	4,440	4,273

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2028 (b)	1,075	886

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	4,000	3,808

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2029	1,925	2,109

Wisconsin State General Obligation Notes, Series 2022
4.430% (MUNIPSA) due 05/01/2025 ~	5,045	5,033

Wisconsin State Revenue Notes, Series 2023
4.514% due 05/01/2031	2,000	1,976

		29,963

Total Municipal Bonds & Notes (Cost $932,460)		932,741

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Freddie Mac
4.140% due 01/25/2040	4,997	4,649

Total Non-Agency Mortgage-Backed Securities (Cost $4,686)		4,649

SHORT-TERM INSTRUMENTS 3.5%

REPURCHASE AGREEMENTS (c) 0.1%
		610

U.S. TREASURY BILLS 3.4%
5.284% due 07/20/2023 - 08/31/2023 (a)(b)	34,000	33,785

Total Short-Term Instruments (Cost $34,394)		34,395

Total Investments in Securities (Cost $971,540)		971,785

Total Investments 99.1% (Cost $971,540)		$971,785

Other Assets and Liabilities, net 0.9%		9,247

Net Assets 100.0%		$981,032

104	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$610	U.S. Treasury Notes 1.500% due 01/31/2027	$(622)	$610	$610

Total Repurchase Agreements						$(622)	$610	$610

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$610	$0	$0	$0	$610	$(622)	$(12)

Total Borrowings and Other Financing Transactions	$610	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(146)	$(146)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	105

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)	June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$33,761	$0	$33,761
Alaska	0	3,221	0	3,221
Arizona	0	24,210	0	24,210
California	0	64,129	0	64,129
Colorado	0	10,343	0	10,343
Connecticut	0	32,108	0	32,108
Delaware	0	1,826	0	1,826
Florida	0	17,025	0	17,025
Georgia	0	40,764	0	40,764
Guam	0	770	0	770
Hawaii	0	5,138	0	5,138
Illinois	0	56,612	0	56,612
Indiana	0	8,286	0	8,286
Iowa	0	1,972	0	1,972
Kentucky	0	3,494	0	3,494
Louisiana	0	11,873	0	11,873
Maine	0	868	0	868
Maryland	0	20,097	0	20,097
Massachusetts	0	21,493	0	21,493
Michigan	0	19,488	0	19,488
Minnesota	0	1,631	0	1,631
Mississippi	0	1,476	0	1,476
Missouri	0	8,594	0	8,594
Nebraska	0	4,999	0	4,999

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Nevada	$0	$21,712	$0	$21,712
New Hampshire	0	502	0	502
New Jersey	0	49,536	0	49,536
New Mexico	0	12,109	0	12,109
New York	0	158,660	0	158,660
North Carolina	0	27,582	0	27,582
Ohio	0	30,762	0	30,762
Oregon	0	7,709	0	7,709
Pennsylvania	0	44,459	0	44,459
Puerto Rico	0	22,061	0	22,061
Rhode Island	0	13,181	0	13,181
South Carolina	0	3,503	0	3,503
South Dakota	0	1,888	0	1,888
Tennessee	0	21,182	0	21,182
Texas	0	58,192	0	58,192
Virginia	0	14,962	0	14,962
Washington	0	20,600	0	20,600
Wisconsin	0	29,963	0	29,963
Non-Agency Mortgage-Backed Securities	0	4,649	0	4,649
Short-Term Instruments
Repurchase Agreements	0	610	0	610
U.S. Treasury Bills	0	33,785	0	33,785

Total Investments	$0	$971,785	$0	$971,785

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

106	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Multisector Bond Active Exchange-Traded Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Carnival Corp.
8.467% due 10/18/2028	$250	$248

Total Loan Participations and Assignments (Cost $247)		248

CORPORATE BONDS & NOTES 49.4%

BANKING & FINANCE 13.2%

AerCap Ireland Capital DAC
2.875% due 08/14/2024	305	293

Ally Financial, Inc.
5.800% due 05/01/2025	60	59

American Tower Corp.
2.750% due 01/15/2027	275	250
5.550% due 07/15/2033	100	101

Banco Santander SA
3.490% due 05/28/2030	365	319

Bank of America Corp.
5.288% due 04/25/2034	710	704

Barclays PLC
7.385% due 11/02/2028 •	90	94

Boston Properties LP
3.200% due 01/15/2025	60	57

Brixmor Operating Partnership LP
3.850% due 02/01/2025	60	57

Brookfield Finance, Inc.
4.350% due 04/15/2030	90	83

Brookfield Property REIT, Inc.
4.500% due 04/01/2027	245	207

Burford Capital Global Finance LLC
9.250% due 07/01/2031	120	119

Chubb INA Holdings, Inc.
3.050% due 12/15/2061	275	185

Credit Acceptance Corp.
6.625% due 03/15/2026	60	58

Credit Suisse USA, Inc.
7.125% due 07/15/2032	215	238

Crown Castle, Inc.
1.050% due 07/15/2026	275	241

Digital Realty Trust LP
3.700% due 08/15/2027	60	55

Equinix, Inc.
2.625% due 11/18/2024	245	234

Equitable Holdings, Inc.
4.350% due 04/20/2028	60	56

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028	155	142

Freedom Mortgage Corp.
6.625% due 01/15/2027	60	52

GLP Capital LP
5.375% due 04/15/2026	155	152

Goldman Sachs Group, Inc.
2.650% due 10/21/2032 •	730	595

HAT Holdings LLC
3.375% due 06/15/2026	60	54

JPMorgan Chase & Co.
5.350% due 06/01/2034	710	716

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •	90	71

Manulife Financial Corp.
4.150% due 03/04/2026	60	58

Marsh & McLennan Cos., Inc.
4.900% due 03/15/2049	120	113

Mitsubishi UFJ Financial Group, Inc.
5.406% due 04/19/2034	365	362

Morgan Stanley
5.164% due 04/20/2029 •	218	216

Nationstar Mortgage Holdings, Inc.
5.750% due 11/15/2031	245	202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NatWest Group PLC
5.808% due 09/13/2029 •	$60	$59

OneMain Finance Corp.
9.000% due 01/15/2029	335	338

PennyMac Financial Services, Inc.
5.750% due 09/15/2031	155	127

Prologis LP
2.250% due 04/15/2030	60	51

Realty Income Corp.
3.250% due 01/15/2031	60	53

SBA Communications Corp.
3.875% due 02/15/2027	245	226

SLM Corp.
3.125% due 11/02/2026	275	238

Synchrony Bank
5.400% due 08/22/2025	185	177

UBS Group AG
6.537% due 08/12/2033 •	60	61

UniCredit SpA
7.296% due 04/02/2034 •	90	85

VICI Properties LP
4.950% due 02/15/2030	120	113

Wells Fargo & Co.
5.389% due 04/24/2034	610	606

Welltower, Inc.
4.000% due 06/01/2025	185	179

Weyerhaeuser Co.
7.375% due 03/15/2032	90	101

Willis North America, Inc.
4.650% due 06/15/2027	60	58

		8,615

INDUSTRIALS 31.1%

AbbVie, Inc.
4.300% due 05/14/2036	25	23
4.850% due 06/15/2044	395	368

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029	90	83

AECOM
5.125% due 03/15/2027	60	58

Air Canada Pass-Through Trust
3.300% due 07/15/2031	170	151

Alibaba Group Holding Ltd.
4.400% due 12/06/2057	305	239

Allison Transmission, Inc.
4.750% due 10/01/2027	60	57

Altice France SA
5.500% due 10/15/2029	245	175

America Movil SAB de CV
3.625% due 04/22/2029	60	55

American Airlines Pass-Through Trust
3.200% due 12/15/2029	160	144

American Airlines, Inc.
5.500% due 04/20/2026	275	273

Amgen, Inc.
5.750% due 03/02/2063	365	371

AstraZeneca PLC
6.450% due 09/15/2037	215	247

Axalta Coating Systems LLC
3.375% due 02/15/2029	60	51

B.C. Unlimited Liability Co.
4.000% due 10/15/2030	490	420

Becton Dickinson & Co.
1.957% due 02/11/2031	60	49

BHP Billiton Finance USA Ltd. Co.
4.750% due 02/28/2028	60	60

Biogen, Inc.
4.050% due 09/15/2025	60	58

Boeing Co.
3.625% due 02/01/2031	25	23
5.930% due 05/01/2060	305	302

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boston Scientific Corp.
2.650% due 06/01/2030	$60	$52

British Airways Pass-Through Trust
3.300% due 06/15/2034	151	131

Broadcom Corp.
3.500% due 01/15/2028	100	92

Broadcom, Inc.
3.187% due 11/15/2036	395	299
4.926% due 05/15/2037	100	91

Camelot Finance SA
4.500% due 11/01/2026	120	113

Carnival Corp.
4.000% due 08/01/2028	100	89

Carrier Global Corp.
2.242% due 02/15/2025	185	175

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	60	55

CDW LLC
3.569% due 12/01/2031	155	131

Centene Corp.
3.000% due 10/15/2030	400	334
3.375% due 02/15/2030	275	237

Charter Communications Operating LLC
2.800% due 04/01/2031	100	81
3.850% due 04/01/2061	610	369

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025	60	60

Chesapeake Energy Corp.
5.875% due 02/01/2029	185	176

Churchill Downs, Inc.
5.500% due 04/01/2027	60	58

Cigna Group
1.250% due 03/15/2026	245	220

Cogent Communications Group, Inc.
7.000% due 06/15/2027	90	87

Comcast Corp.
3.550% due 05/01/2028	60	57

Constellation Brands, Inc.
3.150% due 08/01/2029	60	54

Continental Resources, Inc.
4.375% due 01/15/2028	60	56

Coty, Inc.
5.000% due 04/15/2026	120	115

Crowdstrike Holdings, Inc.
3.000% due 02/15/2029	60	52

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026	60	62

DCP Midstream Operating LP
5.375% due 07/15/2025	60	59

DISH DBS Corp.
5.750% due 12/01/2028	245	183

Elevance Health, Inc.
1.500% due 03/15/2026	305	276

Enbridge, Inc.
3.400% due 08/01/2051	245	171
5.700% due 03/08/2033	90	91

Energy Transfer LP
6.125% due 12/15/2045	335	319

Entergy Louisiana LLC
4.000% due 03/15/2033	275	250

EQM Midstream Partners LP
4.500% due 01/15/2029	172	154

EQT Corp.
6.125% due 02/01/2025	60	60

First Student Bidco, Inc.
4.000% due 07/31/2029	103	87

Ford Motor Co.
3.250% due 02/12/2032	185	146
5.291% due 12/08/2046	200	165

Freeport-McMoRan, Inc.
5.450% due 03/15/2043	90	84

Garda World Security Corp.
4.625% due 02/15/2027	90	82

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	107

Schedule of Investments	PIMCO Multisector Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gartner, Inc.
3.750% due 10/01/2030	$335	$292

GFL Environmental, Inc.
4.000% due 08/01/2028	60	54

Global Payments, Inc.
2.650% due 02/15/2025	90	85

Haleon U.K. Capital PLC
3.125% due 03/24/2025	60	57

HCA, Inc.
4.500% due 02/15/2027	335	323

Hess Corp.
4.300% due 04/01/2027	60	58

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	114	95

Home Depot, Inc.
2.950% due 06/15/2029	60	55

Howmet Aerospace, Inc.
5.950% due 02/01/2037	305	311
6.750% due 01/15/2028	60	62

Humana, Inc.
3.700% due 03/23/2029	245	225
5.875% due 03/01/2033	100	104

Hyatt Hotels Corp.
1.800% due 10/01/2024	60	57

iHeartCommunications, Inc.
6.375% due 05/01/2026	125	105

Imola Merger Corp.
4.750% due 05/15/2029	155	135

IQVIA, Inc.
5.700% due 05/15/2028	60	59

Jazz Securities DAC
4.375% due 01/15/2029	60	54

Kenvue, Inc.
5.050% due 03/22/2028	60	61

Keurig Dr Pepper, Inc.
3.950% due 04/15/2029	60	57

Kinder Morgan, Inc.
4.300% due 06/01/2025	60	59

Kraft Heinz Foods Co.
4.625% due 10/01/2039	60	54

Las Vegas Sands Corp.
3.900% due 08/08/2029	490	438

Legacy LifePoint Health LLC
4.375% due 02/15/2027	120	93

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	315	282

Marathon Petroleum Corp.
5.125% due 12/15/2026	60	59

Marriott International, Inc.
3.125% due 06/15/2026	60	56

Mauser Packaging Solutions Holding Co.
7.875% due 08/15/2026	185	184

McDonald’s Corp.
3.800% due 04/01/2028	60	58

Mondelez International, Inc.
2.625% due 03/17/2027	60	55

Motorola Solutions, Inc.
4.600% due 02/23/2028	60	58

MPH Acquisition Holdings LLC
5.500% due 09/01/2028	90	77

MPLX LP
1.750% due 03/01/2026	60	55

NCL Corp. Ltd.
5.875% due 02/15/2027	60	58

Neptune Bidco US, Inc.
9.290% due 04/15/2029	185	170

Netflix, Inc.
4.375% due 11/15/2026	185	181

Newell Brands, Inc.
4.875% due 06/01/2025	185	179

Noble Finance LLC
8.000% due 04/15/2030	90	92

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Novartis Capital Corp.
2.200% due 08/14/2030	$155	$134

NXP BV
3.875% due 06/18/2026	245	235

Occidental Petroleum Corp.
5.550% due 03/15/2026	245	242
8.875% due 07/15/2030	100	115

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028	90	71

Oracle Corp.
4.900% due 02/06/2033	365	354

Organon & Co.
4.125% due 04/30/2028	60	53

PepsiCo, Inc.
3.450% due 10/06/2046	155	128

Post Holdings, Inc.
4.500% due 09/15/2031	215	184

Rand Parent LLC
8.500% due 02/15/2030	60	54

Raytheon Technologies Corp.
3.500% due 03/15/2027	60	57

Ritchie Bros Holdings, Inc.
7.750% due 03/15/2031	60	62

Rogers Communications, Inc.
2.950% due 03/15/2025	60	57

Royal Caribbean Cruises Ltd.
9.250% due 01/15/2029	275	293

Royalty Pharma PLC
1.200% due 09/02/2025	155	140

Scientific Games International, Inc.
7.000% due 05/15/2028	60	60

Seagate HDD Cayman
8.250% due 12/15/2029	60	63

Sensata Technologies, Inc.
4.375% due 02/15/2030	245	219

Sherwin-Williams Co.
3.450% due 06/01/2027	60	57

Shire Acquisitions Investments Ireland DAC
3.200% due 09/23/2026	60	56

Sirius XM Radio, Inc.
3.875% due 09/01/2031	155	120

Southern Co.
3.250% due 07/01/2026	200	188

Spirit AeroSystems, Inc.
7.500% due 04/15/2025	60	59

Stagwell Global LLC
5.625% due 08/15/2029	90	77

Station Casinos LLC
4.625% due 12/01/2031	90	76

Stryker Corp.
1.950% due 06/15/2030	60	50

Sysco Corp.
3.300% due 07/15/2026	60	57

T-Mobile USA, Inc.
3.750% due 04/15/2027	155	147

Thermo Fisher Scientific, Inc.
2.600% due 10/01/2029	60	53

TopBuild Corp.
4.125% due 02/15/2032	60	51

TransCanada PipeLines Ltd.
1.000% due 10/12/2024	60	56

Transcontinental Gas Pipe Line Co. LLC
7.850% due 02/01/2026	60	63

TransDigm, Inc.
4.625% due 01/15/2029	215	192

Transocean Titan Financing Ltd.
8.375% due 02/01/2028	185	189

Triumph Group, Inc.
9.000% due 03/15/2028	60	61

U.S. Foods, Inc.
4.750% due 02/15/2029	215	197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
5.875% due 04/15/2029	$208	$207

UnitedHealth Group, Inc.
5.200% due 04/15/2063	60	60

USA Compression Partners LP
6.875% due 09/01/2027	60	57

Valaris Ltd.
8.375% due 04/30/2030	190	191

Vale Overseas Ltd.
3.750% due 07/08/2030	60	53

Venture Global Calcasieu Pass LLC
3.875% due 11/01/2033	275	226

Venture Global LNG, Inc.
8.375% due 06/01/2031	215	217

Viasat, Inc.
5.625% due 04/15/2027	60	56

Viking Cruises Ltd.
9.125% due 07/15/2031	75	76

Vmed O2 U.K. Financing PLC
4.250% due 01/31/2031	305	247

VMware, Inc.
1.400% due 08/15/2026	60	53

VOC Escrow Ltd.
5.000% due 02/15/2028	155	142

Walgreens Boots Alliance, Inc.
3.800% due 11/18/2024	60	59

Warnermedia Holdings, Inc.
3.755% due 03/15/2027	335	313

Western Digital Corp.
4.750% due 02/15/2026	147	140

Western Midstream Operating LP
3.350% due 02/01/2025	60	57

Westinghouse Air Brake Technologies Corp.
3.450% due 11/15/2026	60	56

WMG Acquisition Corp.
3.000% due 02/15/2031	335	271

Workday, Inc.
3.500% due 04/01/2027	60	57

Wynn Las Vegas LLC
5.250% due 05/15/2027	245	232

ZF North America Capital, Inc.
7.125% due 04/14/2030	90	92

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	60	58

		20,227

UTILITIES 5.1%

AES Corp.
5.450% due 06/01/2028	60	59

Antero Midstream Partners LP
5.750% due 03/01/2027	60	58

Clearway Energy Operating LLC
3.750% due 02/15/2031	185	154

Constellation Energy Generation LLC
3.250% due 06/01/2025	120	114

Crestwood Midstream Partners LP
6.000% due 02/01/2029	315	294

Electricite de France SA
9.125% due 03/15/2033 •(b)	120	123

Exelon Corp.
3.400% due 04/15/2026	305	290

FirstEnergy Corp.
2.250% due 09/01/2030	90	73
3.400% due 03/01/2050	490	338

Georgia Power Co.
4.950% due 05/17/2033	90	89

Howard Midstream Energy Partners LLC
8.875% due 07/15/2028 (a)	150	151

MidAmerican Energy Co.
3.650% due 04/15/2029	335	311

108	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
4.550% due 07/01/2030	$365	$331

Southern California Edison Co.
5.875% due 12/01/2053	275	281

Sprint Capital Corp.
6.875% due 11/15/2028	305	324

Tallgrass Energy Partners LP
6.000% due 12/31/2030	275	243

Targa Resources Partners LP
5.000% due 01/15/2028	60	57

		3,290

Total Corporate Bonds & Notes (Cost $32,127)		32,132

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.5%

California State General Obligation Bonds, Series 2023
5.125% due 03/01/2038	155	156

California State University Revenue Bonds, Series 2020
2.975% due 11/01/2051	215	155

		311

FLORIDA 0.2%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	185	164

Total Municipal Bonds & Notes (Cost $475)		475

U.S. GOVERNMENT AGENCIES 30.8%

Fannie Mae, TBA
6.000% due 08/01/2053	7,150	7,212

Uniform Mortgage-Backed Security, TBA
5.000% due 07/01/2053	6,300	6,174

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 07/01/2053 - 08/01/2053	$6,700	$6,667

Total U.S. Government Agencies (Cost $20,134)		20,053

U.S. TREASURY OBLIGATIONS 12.3%

U.S. Treasury Notes
3.625% due 05/15/2053	482	463
3.875% due 05/15/2043	3,837	3,744
3.375% due 05/15/2033	2,100	2,026
3.625% due 05/31/2028	400	391
3.750% due 05/31/2030	300	296
4.125% due 06/15/2026 (e)	1,100	1,089

Total U.S. Treasury Obligations (Cost $8,063)		8,009

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

CIM Trust
6.639% due 12/25/2067	500	500

OBX Trust
6.567% due 06/25/2063	500	500

Verus Securitization Trust
6.193% due 03/25/2068 þ	476	473

Total Non-Agency Mortgage-Backed Securities (Cost $1,474)		1,473

ASSET-BACKED SECURITIES 7.7%

Avis Budget Rental Car Funding AESOP LLC
5.200% due 10/20/2027	500	490

Benefit Street Partners CLO Ltd.
6.210% due 10/15/2030 •	472	468

CIFC Funding Ltd.
6.223% due 10/24/2030 •	286	284

Elevation CLO Ltd.
6.540% due 07/15/2029 •	309	308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enterprise Fleet Financing LLC
5.420% due 10/22/2029	$574	$572

Hertz Vehicle Financing LLC
5.490% due 06/25/2027	500	494

IXIS Real Estate Capital Trust
5.750% due 03/25/2036	163	84

Madison Park Funding Ltd.
6.201% due 10/21/2030 •	496	492

OCP CLO Ltd.
6.370% due 07/20/2029 •	346	344

SFS Auto Receivables Securitization Trust
0.010% due 12/20/2029	500	498

Venture CLO Ltd.
6.380% due 04/20/2032 •	500	492

Voya CLO Ltd.
6.248% due 10/15/2030 •	466	463

Total Asset-Backed Securities (Cost $4,983)		4,989

SHORT-TERM INSTRUMENTS 25.1%

REPURCHASE AGREEMENTS (c) 25.1%
		16,300

Total Short-Term Instruments (Cost $16,300)		16,300

Total Investments in Securities (Cost $83,803)		83,679

Total Investments 128.6% (Cost $83,803)		$83,679

Financial Derivative Instruments (d) 0.1% (Cost or Premiums, net $331)		62

Other Assets and Liabilities, net (28.7)%		(18,688)

Net Assets 100.0%		$65,053

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.140%	06/30/2023	07/03/2023	$16,300	U.S. Treasury Bonds 4.750% due 02/15/2041	$(16,738)	$16,300	$16,307

Total Repurchase Agreements						$(16,738)	$16,300	$16,307

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	109

Schedule of Investments	PIMCO Multisector Bond Active Exchange-Traded Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$16,307	$0	$0	$0	$16,307	$(16,738)	$(431)

Total Borrowings and Other Financing Transactions	$16,307	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.962%	$500	$(2)	$3	$1	$1	$0
Bombardier, Inc.	0.000	Quarterly	06/20/2028	3.913	100	4	1	5	0	0
Calpine Corp.	1.000	Quarterly	06/20/2028	4.408	175	5	(1)	4	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2028	2.602	200	20	0	20	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.954	300	(1)	2	1	1	0

						$26	$5	$31	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-39 5-Year Index	1.000%	Quarterly	06/20/2028	$500	$(25)	$1	$(24)	$1	$0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	4,700	90	50	140	35	0
CDX.IG-40 05-Year Index	1.000	Quarterly	06/20/2028	18,800	240	48	288	24	0

					$305	$99	$404	$60	$0

Total Swap Agreements					$331	$104	$435	$62	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$62	$62	$0	$0	$0	$0

(e)

Securities with an aggregate market value of $933 and cash of $366 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

110	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$62	$0	$0	$0	$62

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(4)	$0	$0	$0	$(4)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$104	$0	$0	$0	$104

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$248	$0	$248
Corporate Bonds & Notes
Banking & Finance	0	8,615	0	8,615
Industrials	0	20,227	0	20,227
Utilities	0	3,290	0	3,290
Municipal Bonds & Notes
California	0	311	0	311
Florida	0	164	0	164
U.S. Government Agencies	0	20,053	0	20,053
U.S. Treasury Obligations	0	8,009	0	8,009
Non-Agency Mortgage-Backed Securities	0	1,473	0	1,473
Asset-Backed Securities	0	4,989	0	4,989

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Short-Term Instruments
Repurchase Agreements	$0	$16,300	$0	$16,300

Total Investments	$0	$83,679	$0	$83,679

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$62	$0	$62

Total Financial Derivative Instruments	$0	$62	$0	$62

Totals	$0	$83,741	$0	$83,741

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	111

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.6%

CORPORATE BONDS & NOTES 1.0%

INDUSTRIALS 1.0%

Providence St Joseph Health Obligated Group
5.403% due 10/01/2033	$500	$494

Toledo Hospital
5.325% due 11/15/2028	250	203

Total Corporate Bonds & Notes (Cost $700)		697

MUNICIPAL BONDS & NOTES 84.3%

ALABAMA 1.6%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 10/01/2052	1,000	991

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	233	218

		1,209

ALASKA 0.4%

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	250	266

ARIZONA 0.7%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.250% due 01/01/2040	480	288

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2022
5.000% due 09/01/2052	250	256

		544

ARKANSAS 1.0%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	300	272

County of Pulaski Hospital, Arkansas Revenue Bonds, Series 2023
4.250% due 03/01/2048	500	491

		763

CALIFORNIA 16.0%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2047 (c)	500	255

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,000	994

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.250% due 01/01/2054	500	523

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	300	249

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	100	84

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
3.650% due 01/01/2050	1,400	1,394

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	250	230

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2040	250	150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, Series 2023
3.875% due 12/01/2030	$600	$594

California State Public Works Board Revenue Bonds, Series 2022
5.000% due 12/01/2035	550	647

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.375% due 08/15/2057	250	268

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	250	248

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.250% due 12/01/2056	250	242

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	500	409

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.500% due 10/01/2046	500	381

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (c)	200	100

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	3,500	382
3.850% due 06/01/2050	900	817

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	250	261

Irvine Facilities Financing Authority, California Special Tax Bonds, Series 2023
4.000% due 09/01/2058	500	487

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2023
4.000% due 08/01/2053	750	734

Los Angeles Department of Airports, California Revenue Bonds, Series 2023
5.000% due 05/15/2036	500	552

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	150	147

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2038	650	684

San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 1993
0.000% due 01/01/2025 (b)	500	478

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (b)	1,000	156

University of California Revenue Bonds, Series 2015
5.000% due 05/15/2040	500	514

		11,980

COLORADO 3.4%

Colorado Health Facilities Authority Revenue Bonds, Series 2022
4.560% (MUNIPSA) due 05/15/2061 ~	500	496
5.000% due 05/15/2062	1,500	1,576

Denver, Colorado Airport System City & County Revenue Bonds, Series 2018
5.000% due 12/01/2031	440	471

		2,543

DELAWARE 0.3%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	250	228

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 3.1%

Florida Development Finance Corp. Revenue Bonds, Series 2021
5.000% due 09/01/2026 (a)	$500	$520

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2040	500	507

Hernando County, Florida Revenue Bonds, Series 2022
5.250% due 06/01/2052	400	433

Midtown Miami Community Development District, Florida Special Assessment Bonds, Series 2014
5.000% due 05/01/2029	250	250

Palm Beach County, Florida Health Facilities Authority Revenue Notes, Series 2022
5.000% due 11/01/2029	375	397

Village Community Development District No. 15, Florida Special Assessment Bonds, Series 2023
4.250% due 05/01/2028 (a)	250	251

		2,358

GEORGIA 2.4%

DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2022
5.000% due 10/01/2038	260	296

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	1,000	997

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
5.500% due 07/01/2063	500	515

		1,808

IDAHO 0.3%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	250	190

ILLINOIS 5.6%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.500% due 01/01/2055	1,000	1,074

Illinois Sales Tax State Revenue Notes, Series 2021
5.000% due 06/15/2031	1,000	1,095

Illinois State General Obligation Bonds, Series 2016
4.000% due 06/01/2033	1,000	1,003

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2037	1,000	1,053

		4,225

INDIANA 2.4%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	250	249

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	500	499

Whiting, Indiana Revenue Bonds, Series 2019
5.000% due 12/01/2044	1,000	1,030

		1,778

IOWA 0.3%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	250	247

KENTUCKY 1.5%

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2022
5.000% due 09/01/2041	1,000	1,110

112	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 1.0%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, Series 2022
5.000% due 08/15/2026	$475	$500

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2040	250	274

		774

MASSACHUSETTS 4.1%

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
2.029% due 07/01/2035	500	375

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.250% due 10/01/2047	1,000	1,121

Massachusetts Development Finance Agency Revenue Bonds, Series 2013
5.000% due 07/01/2044	500	485

Massachusetts Development Finance Agency Revenue Bonds, Series 2022
5.000% due 10/01/2038	500	571

Massachusetts Port Authority Revenue Bonds, Series 2022
5.000% due 07/01/2036	500	549

		3,101

MICHIGAN 2.0%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	250	187

Detroit, Michigan Sewage Disposal System Revenue Bonds, (FGIC Insured), Series 2001
5.500% due 07/01/2029	500	527

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	2,500	244
5.000% due 06/01/2040	500	521

		1,479

NEVADA 0.2%

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (b)	1,000	130

NEW JERSEY 2.5%

MiddleSex County Improvement Authority, New Jersey Revenue Bond, Series 2023
5.000% due 08/15/2053 (a)	500	541

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	1,000	1,060

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	235	236

		1,837

NEW MEXICO 0.5%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.000% due 08/01/2039	350	344

NEW YORK 3.7%

New York City, New York General Obligation Bonds, Series 2022
5.250% due 10/01/2041	250	285

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.500% due 11/01/2045	500	573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	$350	$345

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 03/15/2039	250	252

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	250	250

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2037	335	365

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	1,500	168
4.000% due 06/01/2050	300	268

Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2022
5.000% due 11/15/2032	250	298

		2,804

NORTH CAROLINA 1.5%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	1,000	1,132

OHIO 4.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	500	463
5.000% due 06/01/2055	250	235

Franklin County, Ohio Revenue Bonds, Series 2022
3.550% due 11/01/2042	1,000	1,000

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	1,045	1,038

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	400	369

		3,105

PENNSYLVANIA 8.0%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	200	200

Commonwealth of Pennsylvania General Obligation Bonds, Series 2016
4.000% due 09/15/2034	500	512

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2019
3.850% due 06/01/2037	2,000	2,000

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
5.110% (MUNIPSA) due 08/15/2038 ~(d)	970	959

Montgomery County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2023
4.100% due 06/01/2029	500	512

Montgomery County, Pennsylvania Higher Education and Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2038	500	483

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 12/31/2030	250	257
5.000% due 12/31/2038	500	506

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.500% due 06/30/2039	500	551

		5,980

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 5.2%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	$273	$138
0.000% due 11/01/2051	1,749	823

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	400	349

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	475	393

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2053 (c)	1,025	628

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	500	141
0.000% due 07/01/2051 (b)	5,400	1,141

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	250	245

		3,858

RHODE ISLAND 0.9%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	500	503
5.000% due 06/01/2050	200	198

		701

SOUTH CAROLINA 0.9%

Columbia, South Carolina Waterworks & Sewer System Revenue Bonds, Series 2022
4.250% due 02/01/2041	625	641

TENNESSEE 1.3%

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	1,000	987

TEXAS 3.0%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
5.250% due 12/01/2045	250	250

Austin, Texas Electric Utility Revenue Bonds, Series 2023
5.000% due 11/15/2048	500	548

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (b)	250	129

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2021
4.000% due 11/01/2045	500	485

Houston, Texas Airport System Revenue Bonds, Series 2023
5.000% due 07/01/2038 (a)	100	108

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	250	226

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	250	171

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	100	72

Texas Water Development Board Revenue Bonds, Series 2022
5.000% due 10/15/2057	250	272

		2,261

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	113

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. VIRGIN ISLANDS 0.7%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	$500	$495

VIRGINIA 1.1%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	580	549

Virginia College Building Authority Revenue Bonds, Series 2019
4.000% due 02/01/2034	250	261

		810

WASHINGTON 0.4%

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	350	336

WISCONSIN 4.2%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 10/01/2041	250	251

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 03/31/2056	$250	$200

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
4.000% due 10/01/2052	400	376

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2021
4.000% due 04/01/2046	750	722

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2045 (b)	1,000	345

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 04/01/2035	1,000	1,000

Wisconsin State General Obligation Notes, Series 2022
4.430% (MUNIPSA) due 05/01/2025 ~	240	239

		3,133

Total Municipal Bonds & Notes (Cost $62,433)		63,157

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Freddie Mac
4.140% due 01/25/2040	400	372

Total Non-Agency Mortgage-Backed Securities (Cost $375)		372

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.8%

REPURCHASE AGREEMENTS (e) 8.8%
$6,600

Total Short-Term Instruments (Cost $6,600)	6,600

Total Investments in Securities (Cost $70,108)	70,826

Total Investments 94.6% (Cost $70,108)	$70,826

Financial Derivative Instruments (f) (0.0)% (Cost or Premiums, net $0)	(5)

Other Assets and Liabilities, net 5.4%	4,078

Net Assets 100.0%	$74,899

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

(b)	Zero coupon security.

(c)	Security becomes interest bearing at a future date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	5.110%	08/15/2038	09/14/2021	$991	$959	1.28%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.110%	06/30/2023	07/03/2023	$2,200	U.S. Treasury Notes 1.250% due 08/15/2031	$(2,246)	$2,200	$2,201
	5.160	06/30/2023	07/03/2023	2,200	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2031	(2,255)	2,200	2,201
MBC	5.160	06/30/2023	07/03/2023	2,200	U.S. Treasury Notes 1.875% due 02/15/2032	(2,267)	2,200	2,201

Total Repurchase Agreements						$(6,768)	$6,600	$6,603

114	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$4,402	$0	$0	$0	$4,402	$(4,501)	$(99)
MBC	2,201	0	0	0	2,201	(2,267)	(66)

Total Borrowings and Other Financing Transactions	$6,603	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2023	32	$	(3,593)	$66	$0	$(5)

Total Futures Contracts					$66	$0	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$ (5)	$0	$ (5)

Cash of $129 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	115

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	(Cont.)	June 30, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$182	$182

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$42	$42

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$697	$0	$697
Municipal Bonds & Notes
Alabama	0	1,209	0	1,209
Alaska	0	266	0	266
Arizona	0	544	0	544
Arkansas	0	763	0	763
California	0	11,980	0	11,980
Colorado	0	2,543	0	2,543
Delaware	0	228	0	228
Florida	0	2,358	0	2,358
Georgia	0	1,808	0	1,808
Idaho	0	190	0	190
Illinois	0	4,225	0	4,225
Indiana	0	1,778	0	1,778
Iowa	0	247	0	247
Kentucky	0	1,110	0	1,110
Louisiana	0	774	0	774
Massachusetts	0	3,101	0	3,101
Michigan	0	1,479	0	1,479
Nevada	0	130	0	130
New Jersey	0	1,837	0	1,837
New Mexico	0	344	0	344
New York	0	2,804	0	2,804
North Carolina	0	1,132	0	1,132

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Ohio	$0	$3,105	$0	$3,105
Pennsylvania	0	5,980	0	5,980
Puerto Rico	0	3,858	0	3,858
Rhode Island	0	701	0	701
South Carolina	0	641	0	641
Tennessee	0	987	0	987
Texas	0	2,261	0	2,261
U.S. Virgin Islands	0	495	0	495
Virginia	0	810	0	810
Washington	0	336	0	336
Wisconsin	0	3,133	0	3,133
Non-Agency Mortgage-Backed Securities	0	372	0	372
Short-Term Instruments
Repurchase Agreements	0	6,600	0	6,600

Total Investments	$0	$70,826	$0	$70,826

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(5)	$0	$(5)

Total Financial Derivative Instruments	$0	$(5)	$0	$(5)

Totals	$0	$70,821	$0	$70,821

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

116	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.2%

CORPORATE BONDS & NOTES 48.5%

BANKING & FINANCE 37.5%

Allstate Corp.
5.750% due 08/15/2053 •		$800	$788

Bank of Nova Scotia
3.625% due 10/27/2081 •(e)(f)		1,400	991

Barclays PLC
8.000% due 03/15/2029 •(d)(e)		2,000	1,792

BNP Paribas SA
4.625% due 02/25/2031 •(d)(e)		1,400	1,003
7.750% due 08/16/2029 •(d)(e)		300	291
9.250% due 11/17/2027 •(d)(e)		1,400	1,446

Burford Capital Global Finance LLC
9.250% due 07/01/2031		1,000	995

Cooperatieve Rabobank UA
4.875% due 06/29/2029 •(d)(e)	EUR	2,600	2,388

Credit Agricole SA
7.875% due 01/23/2024 •(d)(e)		$1,600	1,587

Credit Suisse AG AT1 Claim^		800	32

Deutsche Bank AG
4.789% due 04/30/2025 •(d)(e)		400	315
5.882% due 07/08/2031 •		300	263
7.079% due 02/10/2034 •		500	463

Global Atlantic Fin Co.
4.400% due 10/15/2029		700	591

HSBC Holdings PLC
6.375% due 03/30/2025 •(d)(e)		500	480
6.500% due 03/23/2028 •(d)(e)		300	271

ING Groep NV
6.750% due 04/16/2024 •(d)(e)		2,500	2,391

Intesa Sanpaolo SpA
8.248% due 11/21/2033 •		1,500	1,577

Liberty Mutual Group, Inc.
3.625% due 05/23/2059 •	EUR	1,800	1,871

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(d)(e)		$1,400	1,339
8.000% due 09/27/2029 •(d)(e)		1,500	1,374

Morgan Stanley
5.948% due 01/19/2038 •		2,150	2,123

Munich Re
5.875% due 05/23/2042 •		1,400	1,408

NatWest Group PLC
4.600% due 06/28/2031 •(d)(e)		1,500	1,042
6.000% due 12/29/2025 •(d)(e)		500	464
8.000% due 08/10/2025 •(d)(e)		800	779

Prudential Financial, Inc.
6.000% due 09/01/2052 •		800	762

Societe Generale SA
6.691% due 01/10/2034 •		600	611
9.375% due 11/22/2027 •(d)(e)		700	686

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(d)(e)		400	310

Toronto-Dominion Bank
8.125% due 10/31/2082 •(e)		900	917

UBS Group AG
9.016% due 11/15/2033 •		1,100	1,319

UniCredit SpA
5.459% due 06/30/2035 •		1,300	1,104

Voya Financial, Inc.
4.700% due 01/23/2048 •		1,500	1,204

			34,977

INDUSTRIALS 4.7%

Corebridge Financial, Inc.
6.875% due 12/15/2052		800	768

Enbridge, Inc.
5.750% due 07/15/2080 •		900	814

Enterprise Products Operating LLC
5.375% due 02/15/2078 •		1,000	830

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.304% (US0003M + 2.986%) due 08/16/2077 ~	$700	$690

Plains All American Pipeline LP
9.431% (US0003M + 4.110%) due 07/31/2023 ~(d)	1,000	895

Southern Co.
3.750% due 09/15/2051 •	400	342

		4,339

UTILITIES 6.3%

American Electric Power Co., Inc.
3.875% due 02/15/2062 •	500	400

British Telecommunications PLC
4.875% due 11/23/2081 •	500	407

Duke Energy Corp.
3.250% due 01/15/2082 •	800	598

Electricite de France SA
9.125% due 03/15/2033 •(d)	1,400	1,439

National Rural Utilities Cooperative Finance Corp.
7.125% due 09/15/2053	600	602

Sempra Energy
4.125% due 04/01/2052 •	1,000	810

Transcanada Trust
5.600% due 03/07/2082 •	1,900	1,603

		5,859

Total Corporate Bonds & Notes (Cost $45,780)		45,175

U.S. TREASURY OBLIGATIONS 3.0%

U.S. Treasury Bonds
4.000% due 11/15/2042 (g)	2,800	2,783

Total U.S. Treasury Obligations (Cost $2,818)		2,783

	SHARES
PREFERRED SECURITIES 44.0%

BANKING & FINANCE 5.3%

Bank of New York Mellon Corp.
3.750% due 12/20/2026 •(d)	1,100,000	911

Citigroup, Inc.
7.375% due 05/15/2028 •(d)	1,300,000	1,294

Equitable Holdings, Inc.
4.950% due 09/15/2025 •(d)	300,000	281

General Motors Financial Co., Inc.
5.700% due 09/30/2030 •(d)	900,000	796

PNC Financial Services Group, Inc.
5.000% due 11/01/2026 •(d)	400,000	345
6.250% due 03/15/2030 •(d)	1,500,000	1,354

		4,981

FINANCIALS 35.9%

Aircastle Ltd.
5.250% due 06/15/2026 •(d)	1,100,000	767

Ally Financial, Inc.
4.700% due 05/15/2028 •(d)	1,900,000	1,241

American Express Co.
3.550% due 09/15/2026 •(d)	1,400,000	1,163

Bank of America Corp.
4.375% due 01/27/2027 •(d)	3,000,000	2,597
5.875% due 03/15/2028 •(d)	2,300,000	2,104

Charles Schwab Corp.
4.000% due 12/01/2030 •(d)	4,300,000	3,158

Citigroup, Inc.
4.000% due 12/10/2025 •(d)	2,500,000	2,151
4.150% due 11/15/2026 •(d)	400,000	322

CoBank ACB
4.250% due 01/01/2027 •(d)	700,000	556

Discover Financial Services
5.500% due 10/30/2027 •(d)	1,900,000	1,453

	SHARES	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(d)	2,800,000	$2,241
4.400% due 02/10/2025 •(d)	1,800,000	1,504

HSBC Capital Funding Dollar LP
10.176% due 06/30/2030 •(d)	600,000	743

JPMorgan Chase & Co.
4.600% due 02/01/2025 •(d)	2,900,000	2,710

MetLife, Inc.
5.875% due 03/15/2028 •(d)	3,000,000	2,794

Reinsurance Group of America, Inc.
5.750% (US0003M + 4.040%) due 06/15/2056 ~	9,900	249

Selective Insurance Group, Inc.
4.600% due 12/15/2025 (d)	21,100	345

SVB Financial Group
4.100% due 02/15/2031 ^(a)(d)	1,200,000	86

Truist Financial Corp.
5.100% due 03/01/2030 •(d)	1,700,000	1,468

U.S. Bancorp
5.300% due 04/15/2027 •(d)	1,400,000	1,137

Wells Fargo & Co.
3.900% due 03/15/2026 •(d)	5,300,000	4,666

		33,455

INDUSTRIALS 0.8%

Energy Transfer LP
6.625% due 02/15/2028 •(d)	900,000	692

General Electric Co.
8.882% (US0003M + 3.330%) due 09/15/2023 ~(d)	92,000	92

		784

UTILITIES 2.0%

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(d)	1,000,000	972

Edison International
5.000% due 12/15/2026 •(d)	1,000,000	867

		1,839

Total Preferred Securities (Cost $42,744)		41,059

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.7%

U.S. TREASURY BILLS 2.7%
5.214% due 08/10/2023 (b)(c)	$2,500	2,486

Total Short-Term Instruments (Cost $2,486)		2,486

Total Investments in Securities (Cost $93,828)		91,503

Total Investments 98.2% (Cost $93,828)		$91,503

Financial Derivative Instruments (h)(i) 0.1% (Cost or Premiums, net $0)		102

Other Assets and Liabilities, net 1.7%		1,609

Net Assets 100.0%		$93,214

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	117

Schedule of Investments	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is not accruing income as of the date of this report.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank of Nova Scotia	3.625%	10/27/2081	01/18/2023 - 05/24/2023	$1,036	$991	1.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BPG	5.190%	06/15/2023	07/13/2023	$(696)	$(698)

Total Sale-Buyback Transactions					$(698)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Master Securities Forward Transaction Agreement
BPG	$0	$0	$(698)	$0	$(698)	$696	$(2)

Total Borrowings and Other Financing Transactions	$0	$0	$(698)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(698)	$0	$0	$(698)

Total Borrowings	$0	$(698)	$0	$0	$(698)

Payable for sale-buyback financing transactions					$(698)

(g)	Securities with an aggregate market value of $696 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2023 was $(169) at a weighted average interest rate of 5.102%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

118	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2023	65	$	13,217	$(171)	$3	$(2)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2023	71		9,672	32	116	0

					$(139)	$119	$(2)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bobl September Futures	09/2023	11	$	(1,389)	$20	$6	$0
Euro-Bund September Futures	09/2023	5		(730)	7	5	(1)
U.S. Treasury 5-Year Note September Futures	09/2023	99		(10,602)	204	0	(4)
U.S. Treasury Ultra 10-Year Note September Futures	09/2023	12		(1,421)	11	0	(5)

					$242	$11	$(10)

Total Futures Contracts					$103	$130	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$132	$0	$132	$0	$(12)	$0	$(12)

Cash of $526 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Unsettled variation margin asset of $2 for closed futures is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2023	EUR	627		$676	$0	$(10)
	08/2023		$81	EUR	74	0	0

CBK	08/2023	EUR	1,527		$1,647	0	(23)
	08/2023		$61	EUR	56	0	0

JPM	08/2023	EUR	1,857		$2,045	15	0

Total Forward Foreign Currency Contracts						$15	$(33)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	119

Schedule of Investments	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(10)	$0	$0	$(10)	$(10)	$0	$(10)
CBK	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
JPM	15	0	0	15	0	0	0	0	15	(60)	(45)

Total Over the Counter	$15	$0	$0	$15	$(33)	$0	$0	$(33)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$132	$132

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15	$0	$15

	$0	$0	$0	$15	$132	$147

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12	$12

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33	$0	$33

	$0	$0	$0	$33	$12	$45

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$55	$55

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9)	$0	$(9)

	$0	$0	$0	$(9)	$55	$46

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$103	$103

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18)	$0	$(18)

	$0	$0	$0	$(18)	$103	$85

120	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$34,977	$0	$34,977
Industrials	0	4,339	0	4,339
Utilities	0	5,859	0	5,859
U.S. Treasury Obligations	0	2,783	0	2,783
Preferred Securities
Banking & Finance	0	4,981	0	4,981
Financials	594	32,861	0	33,455
Industrials	0	784	0	784
Utilities	0	1,839	0	1,839
Short-Term Instruments
U.S. Treasury Bills	0	2,486	0	2,486

Total Investments	$594	$90,909	$0	$91,503

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$11	$119	$0	$130
Over the counter	0	15	0	15

	$11	$134	$0	$145

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(11)	0	(12)
Over the counter	0	(33)	0	(33)

	$(1)	$(44)	$0	$(45)

Total Financial Derivative Instruments	$10	$90	$0	$100

Totals	$604	$90,999	$0	$91,603

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	121

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 86.3%

Air Canada
8.839% (LIBOR03M + 3.500%) due 08/11/2028 ~	$1,496	$1,498

Al Aqua Merger Sub, Inc.
8.557% - 8.896% due 07/31/2028	2,490	2,448

Albion Financing 3 SARL
10.651% due 08/17/2026	998	995

Alliant Holdings Intermediate LLC
8.647% due 11/05/2027	798	794

Allied Universal Holdco LLC
8.952% due 05/12/2028	2,424	2,360

Altice France SA
10.486% due 08/15/2028	995	889

American Airlines, Inc.
10.000% (LIBOR03M + 4.750%) due 04/20/2028 ~	2,150	2,199

AmWINS Group, Inc.
7.834% due 02/19/2028	1,097	1,096

Amynta Agency Borrower, Inc.
10.202% due 02/28/2028	800	780

AP Core Holdings LLC
10.717% due 09/01/2027 «	650	630

Applied Systems, Inc.
9.742% due 09/18/2026	898	900

AppLovin Corp.
8.452% due 08/15/2025	396	396

Arches Buyer, Inc.
8.452% due 12/06/2027	497	481

Armor Holding LLC
10.087% due 12/11/2028	247	248

ASP Unifrax Holdings, Inc.
9.288% (LIBOR03M + 3.750%) due 12/12/2025 ~	272	243

Asplundh Tree Expert LLC
6.952% due 09/07/2027	798	797

AssuredPartners, Inc.
8.602% due 02/12/2027	396	393

Asurion LLC
8.788% (LIBOR03M + 3.250%) due 12/23/2026 ~	1,554	1,500

Bally’s Corp.
8.396% (LIBOR01M + 3.250%) due 10/02/2028 ~	942	922

Banff Merger Sub, Inc.
8.967% due 10/02/2025	1,780	1,768

BCPE Empire Holdings, Inc.
9.832% due 12/11/2028	1,146	1,145

Belron Finance U.S. LLC
7.832% due 04/18/2029	750	751

Birkenstock GmbH & Co. KG
8.593% (LIBOR03M + 3.250%) due 04/28/2028 ~	233	232

Brookfield WEC Holdings, Inc.
7.943% (LIBOR01M + 2.750%) due 08/01/2025 ~	1,883	1,882

Caesars Entertainment Corp.
8.452% due 02/06/2030	698	699

Carnival Corp.
8.217% due 06/30/2025	247	247

Castlelake Aviation Ltd.
8.004% due 10/22/2027	448	446

CDK Global, Inc.
9.492% due 07/06/2029	2,989	2,984

Cengage Learning, Inc.
9.880% (LIBOR03M + 4.750%) due 07/14/2026 ~	499	490

CenturyLink, Inc.
7.467% due 03/15/2027	1,396	1,081

Charter Next Generation, Inc.
8.967% due 12/01/2027	1,000	993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clarios Global LP
8.852% due 05/06/2030	$800	$799

Clear Channel Outdoor Holdings, Inc.
8.584% - 8.807% (LIBOR03M + 3.500%) due 08/21/2026 ~	1,185	1,134

Clydesdale Acquisition Holdings, Inc.
9.377% due 04/13/2029	2,604	2,567

CMG Media Corp.
8.842% due 12/17/2026	592	532

CommScope, Inc.
8.467% (LIBOR01M + 3.250%) due 04/06/2026 ~	148	143

Cornerstone OnDemand, Inc.
9.253% due 10/16/2028	247	231

Covanta Holding Corp.
8.148% due 11/30/2028	1,700	1,695

CQP Holdco LP
8.693% (LIBOR03M + 3.750%) due 06/05/2028 ~	1,739	1,738

DaVita, Inc.
6.967% due 08/12/2026	399	394

DirecTV Financing LLC
10.217% due 08/02/2027	2,588	2,536

Dotdash Meredith, Inc.
9.260% due 12/01/2028 «	248	227

Dun & Bradstreet Corp.
8.434% due 02/06/2026	1,945	1,949

Elanco Animal Health, Inc.
7.010% due 08/01/2027	1,895	1,863

EMRLD Borrower LP
8.264% due 05/31/2030	901	902

Endure Digital, Inc.
8.792% (LIBOR03M + 3.500%) due 02/10/2028 «~	494	461

Ensono LP
9.288% (LIBOR03M + 3.750%) due 05/26/2028 ~	342	309

Entain Holdings Gibraltar Ltd
TBD% due 10/31/2029	100	100

eResearchTechnology, Inc.
9.717% due 02/04/2027	499	481

Fertitta Entertainment LLC
9.102% due 01/27/2029	1,197	1,184

Finastra USA, Inc.
9.038% - 9.231% (LIBOR03M + 3.500%) due 06/13/2024 ~	2,033	1,960

First Student Bidco, Inc.
8.529% (LIBOR03M + 3.000%) due 07/21/2028 ~	991	961

Focus Financial Partners LLC
TBD% due 06/30/2028	350	349

Fortrea Holdings, Inc.
TBD% due 06/12/2030	350	351

Foundation Building Materials Holding Co. LLC
8.443% - 8.523% (LIBOR01M + 3.250%) due 01/31/2028 ~	1,095	1,066

Froneri International Ltd.
7.452% due 01/29/2027	1,387	1,382

Garda World Security Corp.
9.427% due 10/30/2026	250	249

Graham Packaging Co., Inc.
8.217% due 08/04/2027	832	828

Gray Television, Inc.
7.775% due 01/02/2026	150	148

Great Outdoors Group LLC
8.943% (LIBOR01M + 3.750%) due 03/06/2028 ~	798	793

Greeneden U.S. Holdings LLC
9.193% due 12/01/2027	1,559	1,557

Grifols Worldwide Operations USA, Inc.
7.414% due 11/15/2027	1,300	1,281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grinding Media, Inc.
9.199% (LIBOR03M + 4.000%) due 10/12/2028 ~	$247	$241

Hub International Ltd.
8.255% (LIBOR03M + 3.000%) due 04/25/2025 ~	517	517
8.770% (LIBOR01M + 3.250%) due 04/25/2025 ~	3,079	3,078
9.059% - 9.239% due 11/10/2029	398	398

Hyland Software, Inc.
8.693% (LIBOR01M + 3.500%) due 07/01/2024 ~	3,315	3,292

Incora
TBD% - 13.725% due 03/01/2024 «µ	87	87

INEOS Enterprises Holdings U.S. Finco LLC
8.864% due 08/28/2026	396	396

Intelsat Jackson Holdings SA
9.443% due 02/01/2029	1,723	1,718

IRB Holding Corp.
8.202% due 12/15/2027	2,292	2,280

Ivanti Software, Inc.
9.420% (LIBOR01M + 4.250%) due 12/01/2027 ~	593	503

Jane Street Group LLC
7.967% due 01/26/2028	798	797

Jazz Financing Lux SARL
8.693% (LIBOR01M + 3.500%) due 05/05/2028 ~	897	897

LABL, Inc.
10.202% due 10/29/2028	671	666

LBM Acquisition LLC
8.943% (LIBOR01M + 3.750%) due 12/17/2027 ~	939	904

LifeMiles Ltd.
10.514% (LIBOR03M + 5.250%) due 08/30/2026 «~	691	682

LSF11 A5 HoldCo LLC
9.452% due 10/15/2028	750	746

Madison IAQ LLC
8.302% (LIBOR06M + 3.250%) due 06/21/2028 ~	1,836	1,801

Mauser Packaging Solutions Holding Co.
9.160% due 08/14/2026	250	250

Mavis Tire Express Services Corp.
TBD% due 05/04/2028	798	792

McAfee LLC
10.030% (LIBOR03M + 4.750%) due 07/27/2028 ~	663	501

Medline Borrower LP
8.352% due 10/23/2028	3,484	3,448

Messer Industrie GmbH
8.003% due 03/02/2026	596	596

MH Sub LLC
9.352% due 05/03/2028	1,986	1,908

Mitchell International, Inc.
8.943% (LIBOR01M + 3.750%) due 10/15/2028 ~	1,411	1,383

MPH Acquisition Holdings LLC
9.726% (LIBOR03M + 4.250%) due 09/01/2028 ~	691	620

Neptune Bidco U.S., Inc.
10.004% due 04/11/2029	1,000	884

NortonLifeLock, Inc.
7.202% due 09/12/2029	798	795

Nouryon Finance BV
9.318% due 04/03/2028	1,300	1,290

Olympus Water U.S. Holding Corp.
TBD% due 11/09/2028	1,095	1,058

Open Text Corp.
8.702% due 01/31/2030	546	549

Padagis LLC
9.969% (LIBOR03M + 4.750%) due 07/06/2028 ~	275	261

122	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parexel International Corp.
8.443% (LIBOR01M + 3.250%) due 11/15/2028 ~	$2,188	$2,174

Park River Holdings, Inc.
8.522% (LIBOR06M + 3.250%) due 12/28/2027 ~	545	524

Petco Health and Wellness Company, Inc.
8.753% due 03/03/2028	1,639	1,630

PetSmart, Inc.
8.952% due 02/11/2028	800	800

Phoenix Guarantor, Inc.
8.352% (LIBOR01M + 3.250%) due 03/05/2026 ~	691	684

Playa Resorts Holding BV
9.341% due 01/05/2029	995	994

Polaris Newco LLC
9.538% (LIBOR03M + 4.000%) due 06/02/2028 ~	2,573	2,376

Prairie ECI Acquiror LP
9.943% (LIBOR01M + 4.750%) due 03/11/2026 ~	650	643

Proofpoint, Inc.
8.467% due 08/31/2028	1,785	1,750

PUG LLC
9.452% (LIBOR01M + 4.250%) due 02/12/2027 «~	248	225

Quartz Acquireco LLC
TBD% due 06/28/2030 «	275	275

Radiate Holdco LLC
8.477% due 09/25/2026	2,574	2,155

Rand Parent LLC
9.492% due 03/17/2030	399	377

RealPage, Inc.
8.217% due 04/24/2028	2,203	2,158

RegionalCare Hospital Partners Holdings, Inc.
9.023% (LIBOR03M + 3.750%) due 11/16/2025 ~	2,400	2,229

Samsonite International SA
7.826% due 06/21/2030	450	452

Scientific Games Holdings LP
8.421% due 04/04/2029	149	147

SCIH Salt Holdings, Inc.
9.193% (LIBOR01M + 4.000%) due 03/16/2027 ~	272	268

SCUR-Alpha 1503 GmbH
10.602% due 03/28/2030	998	946

Sedgwick Claims Management Services, Inc.
8.852% due 02/17/2028	499	497

Sigma Bidco BV
7.460% due 07/02/2025	345	344

Speciality Buildings Products
TBD% due 10/15/2028	349	335

Spirit AeroSystems, Inc.
9.545% due 01/15/2027	299	299

Stars Group Holdings BV
7.753% due 07/21/2026	839	840
8.753% due 07/22/2028	422	423

Station Casinos LLC
7.450% (LIBOR01M + 2.250%) due 02/08/2027 ~	395	394

Sunshine Investments BV
9.336% due 07/12/2029 «	274	274

Surgery Center Holdings, Inc.
8.896% (LIBOR01M + 3.750%) due 08/31/2026 ~	314	314

Syniverse Holdings, Inc.
12.242% due 05/13/2027	496	456

Taboola.com Ltd.
9.200% (LIBOR01M + 4.000%) due 09/01/2028 ~	452	448

Tibco Software, Inc.
9.739% - 9.842% due 03/30/2029	2,494	2,338

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trans Union LLC
6.952% due 11/16/2026	$789	$788
7.467% due 12/01/2028	386	386

TransDigm, Inc.
8.492% due 08/24/2028	1,550	1,551

Trident TPI Holdings, Inc.
9.742% due 09/15/2028	398	389

Triton Water Holdings, Inc.
5.242% due 03/31/2028	1,696	1,643

U.S. Renal Care, Inc.
10.193% (LIBOR01M + 5.000%) due 06/26/2026 ~	395	185

Uber Technologies, Inc.
7.999% - 8.026% due 03/03/2030	898	899

UFC Holdings LLC
TBD% due 04/29/2026	598	598

UGI Energy Services LLC
8.452% due 02/22/2030	572	569

Ultimate Software Group, Inc.
8.271% (LIBOR03M + 3.250%) due 05/04/2026 ~	2,383	2,342
8.895% due 05/04/2026	1,382	1,365

United Airlines, Inc.
9.292% (LIBOR03M + 3.750%) due 04/21/2028 ~	1,179	1,180

Univision Communications, Inc.
8.443% (LIBOR01M + 3.250%) due 03/15/2026 ~	843	837
8.443% (LIBOR01M + 3.250%) due 01/31/2029 ~	148	146

USI, Inc.
8.992% due 11/22/2029	320	320

Venga Finance SARL
10.275% due 06/28/2029	645	621

Vertical U.S. Newco, Inc.
8.602% (LIBOR06M + 3.500%) due 07/30/2027 ~	695	690

Viad Corp.
10.217% due 07/30/2028	346	337

Whatabrands LLC
3.250% - 8.467% (LIBOR01M + 3.250%) due 08/03/2028 ~	1,188	1,182

William Morris Endeavor Entertainment
7.950% (LIBOR01M + 2.750%) due 05/18/2025 ~	498	498

Windstream Services LLC
11.452% due 09/21/2027	495	463

Worldwide Express Operations LLC
9.503% due 07/26/2028	346	329

Zayo Group Holdings, Inc.
9.352% due 03/09/2027	2,580	2,056

Total Loan Participations and Assignments (Cost $142,378)		142,938

CORPORATE BONDS & NOTES 7.7%

BANKING & FINANCE 0.3%

PRA Group, Inc.
8.375% due 02/01/2028	500	453

INDUSTRIALS 7.3%

Allegiant Travel Co.
7.250% due 08/15/2027	300	299

American Airlines Pass-Through Trust
3.375% due 11/01/2028	180	162

Community Health Systems, Inc.
5.250% due 05/15/2030	400	316

DISH DBS Corp.
5.250% due 12/01/2026	400	322

DISH Network Corp.
11.750% due 11/15/2027	300	293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EQM Midstream Partners LP
4.500% due 01/15/2029	$500	$446

Foundation Building Materials, Inc.
6.000% due 03/01/2029	250	209

GYP Holdings Corp.
4.625% due 05/01/2029	500	441

Innophos Holdings, Inc.
9.375% due 02/15/2028	500	497

Kaiser Aluminum Corp.
4.500% due 06/01/2031	800	639

LBM Acquisition LLC
6.250% due 01/15/2029	400	331

Lindblad Expeditions HO
9.000% due 05/15/2028	800	812

Manitowoc Co., Inc.
9.000% due 04/01/2026	500	498

NCL Corp. Ltd.
5.875% due 02/15/2027	900	877

Olympus Water U.S. Holding Corp.
7.125% due 10/01/2027	100	90

Option Care Health, Inc.
4.375% due 10/31/2029	900	793

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027	850	753

Rand Parent LLC
8.500% due 02/15/2030	400	363

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	400	336

TK Elevator U.S. Newco, Inc.
5.250% due 07/15/2027	800	740

Triumph Group, Inc.
9.000% due 03/15/2028	600	613

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(a)(b)	355	323

White Cap Buyer LLC
6.875% due 10/15/2028	1,850	1,679

ZF North America Capital, Inc.
6.875% due 04/14/2028	150	152
7.125% due 04/14/2030	150	153

		12,137

UTILITIES 0.1%

Genesis Energy LP
8.875% due 04/15/2030	100	98

Total Corporate Bonds & Notes (Cost $12,795)		12,688

SHORT-TERM INSTRUMENTS 7.8%

REPURCHASE AGREEMENTS (e) 7.8%
		13,000

U.S. TREASURY BILLS 0.0%
5.233% due 09/12/2023 (c)(d)	6	6

Total Short-Term Instruments (Cost $13,006)		13,006

Total Investments in Securities (Cost $168,179)		168,632

Total Investments 101.8% (Cost $168,179)		$168,632

Financial Derivative Instruments (f) 0.0% (Cost or Premiums, net $482)		4

Other Assets and Liabilities, net (1.8)%		(3,077)

Net Assets 100.0%		$165,559

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	123

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

(c)	Zero coupon security.

(d)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.110%	06/30/2023	07/03/2023	$13,000	U.S. Treasury Notes 1.250% due 08/15/2031	$(13,271)	$13,000	$13,006

Total Repurchase Agreements						$(13,271)	$13,000	$13,006

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$13,006	$0	$0	$0	$13,006	$(13,271)	$(265)

Total Borrowings and Other Financing Transactions	$13,006	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2023	8	$(1,627)	$24	$0	$0
U.S. Treasury 5-Year Note September Futures	09/2023	21	(2,249)	46	0	0
U.S. Treasury Ultra 10-Year Note September Futures	09/2023	11	(1,303)	14	0	(3)

Total Futures Contracts				$84	$0	$(3)

124	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Calpine Corp.	5.000%	Quarterly	06/20/2028	4.408%	$ 1,500	$39	$(2)	$37	$1	$0
Charter Communications	5.000	Quarterly	06/20/2028	3.221	2,200	156	9	165	5	0

						$195	$7	$202	$6	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2027	$	6,000	$287	$231	$518	$1	$0

Total Swap Agreements							$482	$238	$720	$7	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$7	$7	$0	$(3)	$0	$(3)

Cash of $2,384 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$1	$7

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	125

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund	(Cont.)	June 30, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$92	$92
Swap Agreements	0	99	0	0	143	242

	$0	$99	$0	$0	$235	$334

Over the counter
Swap Agreements	$0	$0	$0	$0	$(497)	$(497)

	$0	$99	$0	$0	$(262)	$(163)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$85	$85
Swap Agreements	0	7	0	0	231	238

	$0	$7	$0	$0	$316	$323

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$140,077	$2,861	$142,938
Corporate Bonds & Notes
Banking & Finance	0	453	0	453
Industrials	0	12,137	0	12,137
Utilities	0	98	0	98
Short-Term Instruments
Repurchase Agreements	0	13,000	0	13,000
U.S. Treasury Bills	0	6	0	6

Total Investments	$0	$165,771	$2,861	$168,632

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$7	$0	$7

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$4	$0	$4

Totals	$0	$165,775	$2,861	$168,636

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2023:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2023(1)
Investments in Securities, at Value
Loan Participations and Assignments	$328	$1,106	$(280)	$5	$1	$(10)	$2,048	$(337)	$2,861	$(21)
Corporate Bonds & Notes
Industrials	332	5	0	1	0	(15)	0	(323)	0	0

Totals	$660	$1,111	$(280)	$6	$1	$(25)	$2,048	$(660)	$2,861	$(21)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$86	Recent Transaction	Purchase Price	100.000	—
	2,775	Third Party Vendor	Broker Quote	90.750-100.125	96.465

Total	$2,861

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

126	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.3%

MUNICIPAL BONDS & NOTES 92.1%

ALABAMA 3.8%

Birmingham Airport Authority, Alabama Revenue Notes, (BAM Insured), Series 2020
5.000% due 07/01/2023	$250	$250

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.360% (MUNIPSA) due 10/01/2052 ~	1,500	1,459

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	1,250	1,215

Black Belt Energy Gas District, Alabama Revenue Notes, Series 2021
4.000% due 12/01/2023	1,250	1,250

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2025	1,000	1,028

Healthcare Authority of Baptist Health, Alabama Revenue Notes, Series 2023
5.000% due 11/15/2025	1,000	1,031

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	4,625	4,386

Lower Alabama Gas District Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	2,983

Prattville Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	450	440

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	2,000	1,996

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2022
5.000% due 05/01/2053	3,750	3,879

		19,917

ARIZONA 3.1%

Arizona Health Facilities Authority Revenue Bonds, Series 2014
5.000% due 01/01/2044	4,000	4,034

Arizona Health Facilities Authority Revenue Bonds, Series 2015
4.260% (MUNIPSA) due 01/01/2046 ~	1,125	1,103

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	1,000	998

Coconino County, Arizona Pollution Control Corp. Revenue Bonds, Series 2017
3.750% due 03/01/2039	1,000	1,003

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	202

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
5.000% due 01/01/2053	1,500	1,567

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	350	356

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2014
4.750% due 07/01/2044	1,410	1,432

Tempe, Arizona Certificates of Participation Notes, Series 2021
0.623% due 07/01/2024	1,350	1,282

Town of Gilbert, Arizona General Obligation Notes, Series 2022
5.000% due 07/15/2028	1,425	1,581

University of Arizona Revenue Notes, Series 2021
5.000% due 06/01/2026	2,850	3,016

		16,574

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 13.6%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.420% (MUNIPSA) due 04/01/2056 ~	$2,000	$1,946
4.460% (MUNIPSA) due 04/01/2056 ~	1,500	1,484

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,250	1,243

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.250% due 01/01/2054	4,750	4,972

California County Tobacco Securitization Agency Revenue Notes, Series 2020
5.000% due 06/01/2024	500	508

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	3,000	2,995

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
4.360% (MUNIPSA) due 08/01/2047 ~	4,500	4,449

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
4.710% (MUNIPSA) due 12/01/2050 ~	1,000	972

California Infrastructure & Economic Development Bank Revenue Notes, Series 2018
5.000% due 10/01/2025	2,250	2,356

California State General Obligation Bonds, (AGM Insured), Series 2007
5.250% due 08/01/2032	1,000	1,198

California State General Obligation Notes, Series 2020
5.000% due 11/01/2027	1,250	1,369

California State Public Works Board Revenue Notes, Series 2021
5.000% due 11/01/2029	1,500	1,714

California Statewide Communities Development Authority Revenue Bonds, Series 2004
5.000% due 04/01/2038	2,500	2,809

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	1,000	992

California Statewide Communities Development Authority Revenue Notes, Series 2021
1.462% due 02/01/2028	3,680	3,100

East Side Union High School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
5.250% due 02/01/2026	3,305	3,435

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2024	2,135	2,173

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
0.988% due 06/01/2024	2,000	1,911
2.587% due 06/01/2029	5,875	5,028

Los Angeles County, California Facilities Inc Revenue Bonds, Series 2018
5.000% due 06/28/2024 (a)	5,000	5,089

Los Angeles Unified School District, California General Obligation Bonds, Series 2014
5.000% due 07/01/2025	2,220	2,264

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
4.150% (MUNIPSA) due 07/01/2047 ~	1,200	1,199

Pasadena Unified School District, California General Obligation Notes, Series 2021
2.000% due 08/01/2025	2,110	2,041

Port of Los Angeles, California Revenue Bonds, Series 2014
5.000% due 06/27/2024 (a)	4,600	4,677

Sacramento City Unified School District, California General Obligation Notes, (AGM Insured), Series 2021
4.000% due 07/01/2023	900	900

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	2,970	3,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California Special Tax District, City & County Revenue Notes, Series 2020
1.340% due 11/01/2027	$1,000	$869

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,268

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,000	945

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2030	1,000	1,104

Visalia Unified School District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,380	2,383

		71,453

COLORADO 3.4%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	1,700	1,752
5.000% due 11/15/2058 (a)	1,000	1,093

Colorado Health Facilities Authority Revenue Bonds, Series 2022
4.560% (MUNIPSA) due 05/15/2061 ~	5,000	4,955

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	380	356

Colorado Health Facilities Authority Revenue Notes, Series 2022
5.000% due 11/01/2026	500	520

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2021
3.740% (SOFRRATE) due 09/01/2039 ~	3,000	2,988

Regional Transportation District, Colorado Revenue Notes, Series 2020
3.000% due 07/15/2023	100	100
5.000% due 01/15/2024	400	401
5.000% due 07/15/2024	325	328

University of Colorado Revenue Bonds, Series 2019
2.000% due 06/01/2054	5,500	5,365

		17,858

CONNECTICUT 3.8%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	500	501

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2025	350	362

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	1,000	1,042

Connecticut Special Tax State Revenue Notes, Series 2022
5.000% due 07/01/2027	1,000	1,081
5.000% due 07/01/2029	3,000	3,372

Connecticut State General Obligation Bonds, Series 2013
4.960% (MUNIPSA + 0.950%) due 03/01/2024 ~	1,020	1,020

Connecticut State General Obligation Notes, Series 2015
5.000% due 08/01/2025	350	363

Connecticut State General Obligation Notes, Series 2022
5.000% due 11/15/2028	1,500	1,666

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2013
3.400% due 07/01/2042	10,000	10,000

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	127

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	$500	$500

		19,907

DELAWARE 0.5%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	750	710
1.250% due 10/01/2045	2,000	1,826

		2,536

FLORIDA 2.1%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2023	700	700

Florida Development Finance Corp. Revenue Bonds, Series 2021
5.000% due 09/01/2025 (a)	3,800	3,895
5.000% due 09/01/2026 (a)	1,550	1,613

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	250	260
5.000% due 10/01/2026	470	498

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,030

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2024	710	727

Miami-Dade Seaport Department, Florida Revenue Notes, Series 2013
5.000% due 10/01/2023	550	552

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	2,000	2,028

		11,303

GEORGIA 2.4%

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	3,000	2,522

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	500	495

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
4.000% due 04/01/2048	3,750	3,754
4.294% (0.67*US0001M + 0.830%) due 08/01/2048 ~	500	500

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 05/01/2052	1,000	985

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 06/01/2053	2,000	2,072

Main Street Natural Gas, Inc., Georgia Revenue Notes, Series 2021
4.000% due 12/01/2024	750	749

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2025	625	638

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
5.000% due 01/01/2024	490	493

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2024	360	362

		12,570

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 4.7%

Chicago Transit Authority, Illinois Revenue Notes, Series 2020
1.838% due 12/01/2023	$1,500	$1,476

Chicago, Illinois General Obligation Bonds, Series 2021
5.000% due 01/01/2034	1,000	1,082

Chicago, Illinois General Obligation Notes, Series 2021
5.000% due 01/01/2030	3,000	3,235

Cook County, Illinois General Obligation Notes, Series 2021
5.000% due 11/15/2024	1,750	1,787

Illinois Finance Authority Revenue Bonds, Series 2021
4.710% (MUNIPSA) due 05/01/2042 ~	1,000	976

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	250	265

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	510	511

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,700	1,753
5.000% due 10/01/2028	3,200	3,463

Illinois State General Obligation Notes, Series 2022
5.000% due 03/01/2026	7,750	8,045

Metropolitan Pier & Exposition Authority, Illinois Revenue Notes, Series 2022
3.000% due 06/15/2025	1,125	1,106

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
2.325% due 01/01/2025	1,000	952

		24,651

INDIANA 1.6%

Indiana Finance Authority Revenue Bonds, Series 2010
3.000% due 11/01/2030	2,500	2,267

Indiana Finance Authority Revenue Bonds, Series 2019
5.000% due 10/01/2062 (a)	2,000	2,176

Indiana Finance Authority Revenue Notes, Series 2021
0.650% due 08/01/2025	4,500	4,119

		8,562

IOWA 0.6%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
4.500% due 08/15/2032	950	945

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
5.740% due 08/15/2029	1,610	1,608

PEFA Inc, Iowa Revenue Bonds, Series 2019
5.000% due 09/01/2049	650	663

		3,216

KANSAS 0.5%

Kansas Department of Transportation State Revenue Bonds, Series 2004
4.119% (0.7*US0001M + 0.500%) due 09/01/2024 ~	2,500	2,496

KENTUCKY 0.7%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	500	499

Kentucky Public Energy Authority Revenue Notes, Series 2018
4.000% due 06/01/2025	2,505	2,498

Kentucky State Property & Building Commission Revenue Notes, Series 2022
5.000% due 06/01/2031	500	571

		3,568

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 1.4%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	$1,700	$1,617

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,925	2,870
2.375% due 06/01/2037	2,810	2,669

		7,156

MARYLAND 0.9%

Howard County, Maryland General Obligation Notes, Series 2018
5.000% due 02/15/2027	3,000	3,225

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,500	1,532

		4,757

MASSACHUSETTS 1.9%

Commonwealth of Massachusetts Revenue Bonds,(BAM Insured), Series 2005
5.500% due 01/01/2034	5,000	5,976

Massachusetts Bay Transportation Authority Sales Tax Revenue Notes, Series 2023
5.000% due 07/01/2029	1,300	1,473

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
4.610% (MUNIPSA) due 07/01/2049 ~	1,750	1,731

Massachusetts Development Finance Agency Revenue Notes, Series 2021
0.674% due 07/01/2023	500	500

Massachusetts State College Building Authority Revenue Notes, Series 2022
5.000% due 05/01/2024	500	508

		10,188

MICHIGAN 1.7%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.068% (US0003M) due 07/01/2032 ~	2,000	1,895

Grand Traverse County, Michigan Hospital Finance Authority Revenue Notes, Series 2021
5.000% due 07/01/2023	425	425

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
4.760% (MUNIPSA) due 04/15/2047 ~	3,000	2,939

Michigan Finance Authority Revenue Bonds, Series 2015
1.200% due 10/15/2030	2,000	1,748

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	565	534

Michigan State Building Authority Revenue Bonds, Series 2020
4.090% due 10/15/2042	1,000	1,000

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	500	502

		9,043

MINNESOTA 0.4%

Minneapolis, Minnesota Revenue Bonds, Series 2018
3.650% due 11/15/2048	1,900	1,900

MISSISSIPPI 0.1%

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	750	749

128	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 1.2%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2023
5.000% due 05/01/2033	$2,650	$3,095

St Louis School District, Missouri General Obligation Bonds, (AGM Insured), Series 2022
4.000% due 04/01/2024	2,000	2,012

St Louis School District, Missouri General Obligation Bonds, (AGM Insured), Series 2023
5.000% due 04/01/2034	1,000	1,155

		6,262

NEBRASKA 0.8%

Douglas County, Nebraska Revenue Bonds, Series 2021
4.540% (MUNIPSA) due 07/01/2035 ~	2,480	2,442

Nebraska Public Power District Revenue Bonds, Series 2023
5.000% due 07/01/2028	1,750	1,903

		4,345

NEVADA 0.5%

Clark County, Nevada General Obligation Bonds, Series 2019
5.000% due 07/01/2031	2,150	2,418

NEW HAMPSHIRE 0.1%

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2026	265	261
4.000% due 01/01/2027	250	244

		505

NEW JERSEY 3.8%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2024	7,000	7,140

New Jersey Economic Development Authority Revenue Notes, Series 2022
5.000% due 11/01/2023	630	633
5.000% due 11/01/2024	825	841

New Jersey Economic Development Authority Revenue Notes, Series 2023
5.000% due 03/01/2028	2,200	2,366

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	900	927

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2028	2,000	2,194

New Jersey Turnpike Authority Revenue Notes, Series 2020
5.000% due 01/01/2028	5,000	5,273

Newark Housing Authority Scholarship Foundation A New Jersey Non Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 01/01/2025	600	611

		19,985

NEW YORK 14.7%

Chautauqua County, New York Capital Resource Corp. Revenue Bonds, Series 2020
4.250% due 04/01/2042	2,500	2,468

Iroquois Central School District, New York Revenue Bonds, Series 2023
4.500% due 06/21/2024	1,550	1,563

Long Island Power Authority, New York Revenue Bonds, Series 2022
4.460% (MUNIPSA) due 09/01/2038 ~	2,000	1,988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
4.190% (SOFRRATE) due 11/01/2032 ~	$1,500	$1,470

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	750	746

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2028	675	727

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
3.750% due 06/15/2050	4,000	4,000

New York City, New York General Obligation Bonds, Series 2012
4.210% due 04/01/2042	6,300	6,300

New York City, New York General Obligation Bonds, Series 2015
3.750% due 06/01/2044	2,000	2,000

New York City, New York General Obligation Bonds, Series 2018
3.750% due 12/01/2047	5,000	5,000

New York City, New York Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2021
0.600% due 05/01/2061	2,000	1,851
4.000% due 05/01/2061	7,505	7,505

New York City, New York Industrial Development Agency Revenue Bonds, Series 2007
4.600% due 10/01/2042	17,100	17,100

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2013
3.550% due 06/15/2048	4,700	4,700

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2027	1,250	1,310

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 02/15/2028	4,565	4,833

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	2,511

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 02/15/2028	2,245	2,460

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	1,045	1,045

New York State Urban Development Corp. Revenue Notes, Series 2021
5.000% due 03/15/2024	3,750	3,801

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2023	250	252

Port Authority of New York & New Jersey Revenue Notes, Series 2020
1.086% due 07/01/2023	1,485	1,485

Schenectady County Capital Resource Corp. Union College Project, New York Revenue Bonds Series 2022
4.500% due 06/14/2024	1,075	1,084

Town of Huntington, New York General Obligation Notes, Series 2021
5.000% due 07/15/2023	455	455

Town of Oyster Bay, New York General Obligation Notes, Series 2021
4.000% due 03/01/2024	850	855

		77,509

OHIO 2.0%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Notes, Series 2022
5.000% due 11/15/2030	1,000	1,124

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
1.000% due 02/15/2048	2,000	1,935

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	$500	$499

Northeast Ohio Medical University Revenue Notes, Series 2021
3.000% due 12/01/2023	150	150

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Notes, Series 2022
4.000% due 09/01/2030	2,900	2,878

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
1.500% due 02/01/2026	2,200	2,012

Ohio State Revenue Bonds, Series 2010
3.800% due 11/01/2035	1,500	1,500

Worthington City School District, Ohio General Obligation, Series 2023
0.000% due 12/01/2029 (c)	500	399

		10,497

OREGON 0.4%

Multnomah County School District 40, Oregon General Obligations, Series 2023
0.000% due 06/15/2027 (c)	325	285

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2026	145	150

Oregon State General Obligation Notes, Series 2023
5.000% due 05/01/2026	1,625	1,718

		2,153

PENNSYLVANIA 4.0%

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
3.740% (SOFRRATE) due 07/01/2031 ~	3,665	3,588

Commonwealth of Pennsylvania General Obligation Notes, Series 2019
5.000% due 07/15/2024	2,500	2,548

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
5.110% (MUNIPSA) due 08/15/2038 ~(e)	2,430	2,401

Montgomery County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2023
4.100% due 06/01/2029	4,500	4,609

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
4.659% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	751

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
3.000% due 01/01/2025	1,020	1,004

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 07/01/2023	125	125
4.000% due 10/15/2023	700	701

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
4.610% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	1,000

Pittsburgh Water & Sewer Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2017
4.660% (MUNIPSA) due 09/01/2040 ~	2,400	2,400

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
4.000% due 07/01/2024	900	898
4.000% due 07/01/2026	1,250	1,239

		21,264

PUERTO RICO 1.3%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
4.500% due 07/01/2034	4,750	4,726

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	129

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2024 (c)	$772	$743
0.000% due 07/01/2027 (c)	1,843	1,567

		7,036

SOUTH CAROLINA 1.2%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
4.000% due 10/01/2048	4,000	4,001
4.324% (US0001M) due 10/01/2048 ~	1,000	999

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	1,250	1,285

		6,285

TENNESSEE 1.2%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2023	600	600

Memphis-Shelby County, Tennessee Airport Authority Revenue Notes, Series 2021
5.000% due 07/01/2023	2,250	2,250

Tennergy Corp, Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	1,250	1,324

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,500	1,518

Tennessee Energy Acquisition Corp. Revenue Notes, Series 2021
5.000% due 11/01/2023	250	251
5.000% due 11/01/2024	250	253

		6,196

TEXAS 7.8%

Alvin Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
0.450% due 02/15/2036	1,000	996

Arlington Higher Education Finance Corp., Texas Revenue Notes, (PSF Insured), Series 2021
4.000% due 02/15/2026	280	284

Austin, Texas Electric Utility Revenue Bonds, Series 2023
5.000% due 11/15/2024	850	872
5.000% due 11/15/2025	1,200	1,253

County of Williamson, Texas General Obligation Bonds, Series 2023
5.000% due 02/15/2025	2,500	2,578

Denton Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2028	2,000	2,047

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2024	400	408

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
4.269% (US0001M) due 11/15/2046 ~	2,500	2,500
5.000% due 07/01/2049	2,500	2,625

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
5.000% due 06/01/2032	550	578

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	350	358

Harris County, Texas General Obligation Bonds, Series 2015
5.000% due 10/01/2026	2,920	3,045

Liberty Hill Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2022
5.000% due 02/01/2027	2,000	2,142

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	1,500	1,355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	$750	$749

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	735	715

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
0.700% due 06/01/2050	1,500	1,417

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
2.000% due 06/01/2052	1,300	1,225

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	750	730

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
1.125% due 12/01/2045	2,500	2,210

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2052	1,900	1,975

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2022
5.000% due 10/01/2026	225	238

Tarrant Regional Water District, Texas Revenue Notes, Series 2021
1.050% due 09/01/2027	5,000	4,319

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.170% (US0003M) due 12/15/2026 ~	1,000	985

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	180	188

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2023	500	502
5.000% due 12/15/2026	1,750	1,787

Texas Water Development Board Revenue Notes, Series 2022
5.000% due 10/15/2025	1,250	1,305

Travis County, Texas Housing Finance Corp. Revenue Bonds, Series 2022
4.125% due 06/01/2045	1,000	1,002

Waco Educational Finance Corp., Texas Revenue Notes, Series 2021
4.000% due 03/01/2026	525	534

		40,922

UTAH 0.2%

City of Salt Lake, Utah Revenue Notes, Series 2021
5.000% due 07/01/2024	350	355
5.000% due 07/01/2025	450	465

		820

VIRGINIA 1.2%

Richmond Redevelopment & Housing Authority, Virgina Revenue Notes, Series 2023
4.250% due 03/01/2026	1,500	1,510

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
0.750% due 10/01/2040	3,800	3,485

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	1,150	1,116

		6,111

WASHINGTON 2.4%

Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes, Washington Revenue Bonds, Series 2015
4.210% (MUNIPSA) due 11/01/2045 ~	4,500	4,398

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
4.460% (MUNIPSA + 0.450%) due 11/01/2045 ~	$750	$750

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
4.500% (MUNIPSA + 0.490%) due 11/01/2046 ~	675	675

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2021
4.260% (MUNIPSA) due 05/01/2045 ~	3,000	2,951

State of Washington General Obligation Refunding Notes, Series 2022
4.000% due 07/01/2026	1,000	1,031

University of Washington Revenue Bonds, Series 2022
4.000% due 05/01/2048	2,500	2,569

		12,374

WISCONSIN 2.1%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
3.700% due 10/01/2046	2,500	2,521

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2026	305	298

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2018
3.700% due 04/01/2048	5,000	5,000

Wisconsin Department of Transportation Revenue Notes, Series 2023
5.000% due 07/01/2025	750	778

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
4.190% (MUNIPSA) due 08/15/2054 ~	2,500	2,425

		11,022

Total Municipal Bonds & Notes (Cost $490,460)		484,108

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
1.500% due 11/30/2024	1,100	1,045

Total U.S. Treasury Obligations (Cost $1,102)		1,045

SHORT-TERM INSTRUMENTS 11.0%

REPURCHASE AGREEMENTS (f) 0.1%
		621

SHORT-TERM NOTES 0.2%

Federal Home Loan Bank
5.059% due 07/14/2023 (c)(d)	1,000	999

U.S. TREASURY BILLS 10.7%
5.232 % due 07/20/2023 - 09/07/2023 (b)(c)	56,200	55,882

Total Short-Term Instruments (Cost $57,503)		57,502

Total Investments in Securities (Cost $549,065)		542,655

Total Investments 103.3% (Cost $549,065)		$542,655

Other Assets and Liabilities, net (3.3)%		(17,205)

Net Assets 100.0%		$525,450

130	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Coupon represents a yield to maturity.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	5.110%	08/15/2038	09/14/2021	$ 2,483	$2,401	0.46%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$621	U.S. Treasury Notes 1.625% due 10/31/2026	$(633)	$621	$621

Total Repurchase Agreements						$(633)	$621	$621

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$621	$0	$0	$0	$621	$(633)	$(12)

Total Borrowings and Other Financing Transactions	$621	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	131

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)	June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$19,917	$0	$19,917
Arizona	0	16,574	0	16,574
California	0	71,453	0	71,453
Colorado	0	17,858	0	17,858
Connecticut	0	19,907	0	19,907
Delaware	0	2,536	0	2,536
Florida	0	11,303	0	11,303
Georgia	0	12,570	0	12,570
Illinois	0	24,651	0	24,651
Indiana	0	8,562	0	8,562
Iowa	0	3,216	0	3,216
Kansas	0	2,496	0	2,496
Kentucky	0	3,568	0	3,568
Louisiana	0	7,156	0	7,156
Maryland	0	4,757	0	4,757
Massachusetts	0	10,188	0	10,188
Michigan	0	9,043	0	9,043
Minnesota	0	1,900	0	1,900
Mississippi	0	749	0	749
Missouri	0	6,262	0	6,262
Nebraska	0	4,345	0	4,345

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Nevada	$0	$2,418	$0	$2,418
New Hampshire	0	505	0	505
New Jersey	0	19,985	0	19,985
New York	0	77,509	0	77,509
Ohio	0	10,497	0	10,497
Oregon	0	2,153	0	2,153
Pennsylvania	0	21,264	0	21,264
Puerto Rico	0	7,036	0	7,036
South Carolina	0	6,285	0	6,285
Tennessee	0	6,196	0	6,196
Texas	0	40,922	0	40,922
Utah	0	820	0	820
Virginia	0	6,111	0	6,111
Washington	0	12,374	0	12,374
Wisconsin	0	11,022	0	11,022
U.S. Treasury Obligations	0	1,045	0	1,045
Short-Term Instruments
Repurchase Agreements	0	621	0	621
Short-Term Notes	0	999	0	999
U.S. Treasury Bills	0	55,882	0	55,882

Total Investments	$0	$542,655	$0	$542,655

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

132	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Ultra Short Government Active Exchange-Traded Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.5%

SHORT-TERM INSTRUMENTS 137.5%

REPURCHASE AGREEMENTS (d) 86.8%
		$11,300

U.S. TREASURY BILLS 50.7%
5.320% due 08/01/2023 - 10/31/2023 (a)(b)(c)	$6,680	6,601

Total Short-Term Instruments (Cost $17,902)		17,901

Total Investments in Securities (Cost $17,902)		17,901

Total Investments 137.5% (Cost $17,902)		$17,901

Other Assets and Liabilities, net (37.5)%		(4,882)

Net Assets 100.0%		$13,019

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
NOM	5.160%	06/30/2023	07/03/2023	$11,300	U.S. Treasury Notes 2.750% due 08/15/2032	$(11,543)	$11,300	$11,305

Total Repurchase Agreements						$(11,543)	$11,300	$11,305

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
NOM	$11,305	$0	$0	$0	$11,305	$(11,543)	$(238)

Total Borrowings and Other Financing Transactions	$11,305	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	133

Schedule of Investments	PIMCO Ultra Short Government Active Exchange-Traded Fund	(Cont.)	June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$11,300	$0	$11,300
U.S. Treasury Bills	0	6,601	0	6,601

Total Investments	$0	$17,901	$0	$17,901

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

134	PIMCO ETF TRUST	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Commodity Strategy Active Exchange-Traded Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.1%

CORPORATE BONDS & NOTES 24.3%

BANKING & FINANCE 16.7%

AerCap Ireland Capital DAC
1.150% due 10/29/2023	$1,100	$1,082

American Express Co.
5.311% (SOFRINDX + 0.230%) due 11/03/2023 ~	20	20

American Honda Finance Corp.
5.933% (US0003M + 0.420%) due 09/08/2023 ~	90	90

American Tower Corp.
0.600% due 01/15/2024	500	486

Aozora Bank Ltd.
1.050% due 09/09/2024	1,000	938

Athene Global Funding
2.750% due 06/25/2024	50	48

Banco Santander SA
3.892% due 05/24/2024	100	98
5.770% due 06/30/2024 •	3,300	3,282

Bank of America Corp.
5.501% (SOFRRATE + 0.410%) due 06/14/2024 ~	1,615	1,613
5.791% due 10/24/2024 •	100	100
6.233% (US0003M + 0.960%) due 07/23/2024 ~	75	75

Bank of Montreal
5.356% (SOFRINDX + 0.265%) due 09/15/2023 ~	85	85
5.440% (SOFRINDX + 0.350%) due 12/08/2023 ~	543	543

Bank of Nova Scotia
5.351% (SOFRRATE + 0.260%) due 09/15/2023 ~	100	100
5.641% (SOFRRATE + 0.550%) due 09/15/2023 ~	1,800	1,801

Banque Federative du Credit Mutuel SA
0.998% due 02/04/2025	100	92

Barclays PLC
1.007% due 12/10/2024 •	100	97
3.932% due 05/07/2025 •	1,000	978

BNP Paribas SA
3.800% due 01/10/2024	1,900	1,876

BPCE SA
4.000% due 04/15/2024	1,100	1,083

Canadian Imperial Bank of Commerce
5.490% (SOFRRATE + 0.400%) due 12/14/2023 ~	120	120
6.204% (US0003M + 0.660%) due 09/13/2023 ~	100	100

Caterpillar Financial Services Corp.
5.179% due 01/10/2024 •	55	55
5.539% (SOFRRATE + 0.450%) due 11/13/2023 ~	35	35

Commonwealth Bank of Australia
6.319% (US0003M + 0.820%) due 06/04/2024 ~	250	251

Cooperatieve Rabobank UA
5.320% due 01/12/2024 •	1,900	1,900

Danske Bank AS
5.375% due 01/12/2024	1,800	1,790

Deutsche Bank AG
0.898% due 05/28/2024 (d)	1,000	950
0.962% due 11/08/2023	1,100	1,078

Federation des Caisses Desjardins du Quebec
5.520% (SOFRRATE + 0.430%) due 05/21/2024 ~	100	100

Five Corners Funding Trust
4.419% due 11/15/2023	100	99

General Motors Financial Co., Inc.
5.850% (SOFRRATE + 0.760%) due 03/08/2024 ~	75	75
6.290% (SOFRRATE + 1.200%) due 11/17/2023 ~	232	232

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
1.217% due 12/06/2023	$800	$785
7.063% (US0003M + 1.600%) due 11/29/2023 ~	1,600	1,608

ING Groep NV
6.533% (US0003M + 1.000%) due 10/02/2023 ~	55	55

Jackson National Life Global Funding
6.242% (SOFRRATE + 1.150%) due 06/28/2024 ~	1,000	1,001

John Deere Capital Corp.
5.117% (SOFRRATE + 0.120%) due 07/10/2023 ~	35	35
5.661% (SOFRRATE + 0.570%) due 03/03/2026 ~	45	45

JPMorgan Chase & Co.
3.220% due 03/01/2025 •	1,200	1,177

Lloyds Banking Group PLC
4.050% due 08/16/2023	600	599

Mizuho Financial Group, Inc.
6.123% (US0003M + 0.610%) due 09/08/2024 ~	1,000	1,000

Morgan Stanley
5.555% (SOFRRATE + 0.466%) due 11/10/2023 ~	75	75

MUFG Bank Ltd.
3.750% due 03/10/2024	100	99

National Bank of Canada
5.579% (SOFRRATE + 0.490%) due 08/06/2024 ~	100	100

New York Life Global Funding
5.406% (SOFRINDX + 0.360%) due 10/21/2023 ~	100	100

Nordea Bank Abp
6.403% (US0003M + 0.940%) due 08/30/2023 ~	1,000	1,001

Pacific Life Global Funding
0.500% due 09/23/2023	100	99

Public Storage
5.519% (SOFRRATE + 0.470%) due 04/23/2024 ~	15	15

Royal Bank of Canada
5.511% (SOFRRATE + 0.450%) due 10/26/2023 ~	15	15
6.205% (TSFR3M + 0.922%) due 10/05/2023 ~	61	61

Skandinaviska Enskilda Banken AB
0.550% due 09/01/2023	100	99

Societe Generale SA
3.875% due 03/28/2024	1,995	1,953

Sumitomo Mitsui Financial Group, Inc.
6.060% (US0003M + 0.800%) due 10/16/2023 ~	1,900	1,902

Toronto-Dominion Bank
5.905% (US0003M + 0.640%) due 07/19/2023 ~	23	23

Toyota Motor Credit Corp.
5.742% (SOFRINDX + 0.650%) due 12/29/2023 ~	55	55

		33,174

INDUSTRIALS 4.7%

3M Co.
5.621% due 02/14/2024 •	43	43

Baxter International, Inc.
5.351% (SOFRINDX + 0.260%) due 12/01/2023 ~	1,500	1,497

Bayer U.S. Finance LLC
3.875% due 12/15/2023	500	495
6.562% (US0003M + 1.010%) due 12/15/2023 ~	1,500	1,499

BMW U.S. Capital LLC
5.622% (SOFRINDX + 0.530%) due 04/01/2024 ~	29	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boeing Co.
1.433% due 02/04/2024	$1,734	$1,688

Daimler Truck Finance North America LLC
1.125% due 12/14/2023	800	784
5.691% (SOFRRATE + 0.600%) due 12/14/2023 ~	100	100

Discovery Communications LLC
3.800% due 03/13/2024	800	789

DuPont de Nemours, Inc.
6.431% (US0003M + 1.110%) due 11/15/2023 ~	15	15

Energy Transfer LP
4.500% due 04/15/2024	100	99

Haleon U.S. Capital LLC
3.024% due 03/24/2024	100	98

HCA, Inc.
5.000% due 03/15/2024	100	99

Pfizer, Inc.
5.882% (US0003M + 0.330%) due 09/15/2023 ~	90	90

SK Broadband Co. Ltd.
3.875% due 08/13/2023	2,000	1,995

		9,320

UTILITIES 2.9%

American Electric Power Co., Inc.
5.779% (US0003M + 0.480%) due 11/01/2023 ~	69	69

Chugoku Electric Power Co., Inc.
3.488% due 02/28/2024	1,260	1,238

Eversource Energy
5.339% (SOFRINDX + 0.250%) due 08/15/2023 ~	35	35

Mississippi Power Co.
5.392% (SOFRRATE + 0.300%) due 06/28/2024 ~	600	596

National Rural Utilities Cooperative Finance Corp.
5.362% (SOFRRATE + 0.330%) due 10/18/2024 ~	15	15

NextEra Energy Capital Holdings, Inc.
5.481% (SOFRINDX + 0.400%) due 11/03/2023 ~	1,400	1,400
6.112% (SOFRINDX + 1.020%) due 03/21/2024 ~	500	500

Pacific Gas & Electric Co.
1.700% due 11/15/2023	1,900	1,867

Vodafone Group PLC
6.250% (US0003M + 0.990%) due 01/16/2024 ~	50	50

		5,770

Total Corporate Bonds & Notes (Cost $48,283)		48,264

U.S. GOVERNMENT AGENCIES 0.1%

Federal Home Loan Bank
5.650% due 05/28/2025	100	100

Freddie Mac
5.520% due 05/28/2025	200	200

Total U.S. Government Agencies (Cost $300)		300

ASSET-BACKED SECURITIES 1.0%

Citizens Auto Receivables Trust
6.016% due 07/15/2026	1,000	998

Hyundai Auto Lease Securitization Trust
5.817% due 09/15/2025	200	200

SFS Auto Receivables Securitization Trust
5.867% due 03/22/2027	500	500

World Omni Automobile Lease Securitization Trust
5.827% due 11/17/2025	200	200

Total Asset-Backed Securities (Cost $1,900)		1,898

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	135

Consolidated Schedule of Investments	PIMCO Commodity Strategy Active Exchange-Traded Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.3%

CPPIB Capital, Inc.
6.308% due 03/11/2026		$1,450	$1,482
6.342% (SOFRINDX + 1.250%) due 04/04/2025 ~		1,000	1,016

PSP Capital, Inc.
5.331% (SOFRINDX + 0.240%) due 03/03/2025 ~		2,100	2,098

Total Sovereign Issues (Cost $4,595)			4,596

SHORT-TERM INSTRUMENTS 108.4%

COMMERCIAL PAPER 22.6%

American Electric Power Co., Inc.
5.440% due 08/07/2023		1,000	994
5.440% due 08/08/2023		800	795

Arrow Electronics, Inc.
5.730% due 07/18/2023		1,900	1,895

Bacardi Martini BV
5.750% due 07/12/2023		1,900	1,897

Canadian Imperial Bank of Commerce
4.711% due 07/21/2023	CAD	100	75

Conagra Brands, Inc.
5.600% due 07/20/2023		$1,900	1,894

Consolidated Edison Co. of New York, Inc.
5.420% due 07/17/2023		250	249

Constellation Brands, Inc.
5.580% due 07/18/2023		800	798
5.580% due 07/24/2023		550	548
5.580% due 07/25/2023		250	249
5.610% due 07/11/2023		275	275

Constellation Energy Corp.
5.300% due 07/13/2023		1,900	1,896

CVS Corp.
5.280% due 07/06/2023		1,900	1,898

Daimler Truck Finance North America LLC
5.350% due 07/21/2023		1,000	997

Dominion Resources, Inc.
5.430% due 07/31/2023		1,900	1,891

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Corp.
5.400% due 08/08/2023	$1,900	$1,889

Enbridge (US), Inc.
5.450% due 07/25/2023	1,900	1,893

Enel Finance America LLC
5.450% due 07/26/2023	1,100	1,096
5.450% due 08/07/2023 (a)	800	795

Global Payments, Inc.
5.930% due 07/26/2023	1,700	1,693
5.930% due 07/28/2023	900	896
5.950% due 07/14/2023	250	249

Haleon UK Capital PLC
5.500% due 08/07/2023 (a)	800	796
5.500% due 08/08/2023 (a)	1,000	994

Humana, Inc.
5.500% due 08/01/2023	900	896
5.510% due 08/02/2023	600	597
5.510% due 08/03/2023	400	398

International Flavors & Fragrances, Inc.
6.000% due 07/28/2023	1,900	1,892

Keurig Dr Pepper, Inc.
5.350% due 07/20/2023	1,900	1,894

Marriott International
5.450% due 08/04/2023	250	249

McCormick & Co., Inc.
5.350% due 07/25/2023	1,000	996

Mondelez International, Inc.
5.370% due 07/24/2023	1,100	1,096

Northrop Grumman Corp.
5.600% due 08/22/2023	100	99

Penske Truck Leasing Co. LP
5.350% due 07/14/2023	1,000	998

Quanta Services, Inc.
5.900% due 07/13/2023	250	249
5.900% due 07/17/2023	400	399
5.900% due 07/18/2023	1,200	1,197

Raytheon Technologies Corp.
5.410% due 07/17/2023	250	249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Canada
4.739% due 07/18/2023	CAD	100	$75

Targa Resources Corp.
5.950% due 07/26/2023		$1,000	996

Thomson Reuters Corp.
5.500% due 07/19/2023		250	249

Toronto-Dominion Bank
4.698% due 07/12/2023	CAD	100	75

VW Credit, Inc.
5.400% due 07/25/2023		$1,100	1,096
5.430% due 07/27/2023		800	797

Walgreens Boots Alliance, Inc.
5.850% due 07/10/2023 (a)		1,900	1,897

Waste Management, Inc.
5.400% due 08/09/2023		1,900	1,889

			44,935

REPURCHASE AGREEMENTS (e) 85.7%
			170,400

U.S. TREASURY BILLS 0.1%
5.293% due 09/14/2023 (b)(c)(h)		112	111

Total Short-Term Instruments (Cost $215,461)			215,446

Total Investments in Securities (Cost $270,539)			270,504

Total Investments 136.1% (Cost $270,539)			$270,504

Financial Derivative Instruments (f)(g) 1.1% (Cost or Premiums, net $(92))			2,244

Other Assets and Liabilities, net (37.2)%			(74,026)

Net Assets 100.0%			$198,722

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	0.898%	05/28/2024	06/26/2023	$ 953	$950	0.48%

136	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.060%	07/03/2023	07/05/2023	$77,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2025	$(78,496)	$77,000	$77,000
	5.100	06/30/2023	07/03/2023	88,600	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2027	(90,523)	88,600	88,638
	5.110	06/30/2023	07/03/2023	4,800	U.S. Treasury Notes 1.250% due 08/15/2031	(4,900)	4,800	4,802

Total Repurchase Agreements						$(173,919)	$170,400	$170,440

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$170,440	$0	$0	$0	$170,440	$(173,919)	$(3,479)

Total Borrowings and Other Financing Transactions	$170,440	$0	$0	$0

(1)	Includes accrued interest.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2023 was $(64) at a weighted average interest rate of 5.294%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - EDX Natural Gas August 2023 Futures	$2.000	07/26/2023	7	$	70	$(9)	$(1)

Total Written Options						$(9)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent Crude March Futures	01/2024	346	$	25,666	$267	$204	$0
California Carbon Allowance December Futures	12/2023	177		5,834	(12)	28	0
Cocoa December Futures	12/2023	151		5,078	197	133	0
Copper September Futures	09/2023	72		6,767	(149)	109	0
Cotton No. 2 December Futures	12/2023	72		2,893	41	48	0
European Climate Exchange December Futures	12/2023	18		1,750	(18)	27	0
Gas Oil December Futures	12/2023	98		6,774	30	137	0
Gold 100 oz. December Futures	12/2023	44		8,659	(82)	51	0
Hard Red Winter Wheat December Futures	12/2023	94		3,761	(228)	0	(6)
Iron Ore September Futures	09/2023	271		2,908	(10)	0	(55)
Live Cattle February Futures October Futures	10/2023	43		3,088	81	32	0
Natural Gas August Futures	07/2023	44		1,231	47	43	0
Natural Gas September Futures	08/2023	39		1,082	(17)	32	0
New York Harbor ULSD December Futures	11/2023	49		4,982	53	81	0
Nickel September Futures	09/2023	14		1,723	(141)	0	(125)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	137

Consolidated Schedule of Investments	PIMCO Commodity Strategy Active Exchange-Traded Fund	(Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
RBOB Gasoline December Futures	11/2023	156	$	13,859	$116	$225	$0
Silver December Futures	12/2023	3		350	(3)	3	0
Silver September Futures	09/2023	20		2,302	(40)	22	0
Soybean January Futures	01/2024	26		1,751	61	94	0
Soybean Meal December Futures	12/2023	123		4,887	(34)	207	0
Soybean Meal January Futures	01/2024	11		434	9	18	0
Soybean November Futures	11/2023	146		9,806	124	566	0
Soybean Oil January Futures	01/2024	13		456	21	29	0
Sugar No. 11 March Futures	02/2024	382		9,793	(909)	282	0
Sugar No. 11 October Futures	09/2023	64		1,634	(172)	51	0
Wheat December Futures	12/2023	287		9,604	(876)	0	(219)
WTI Crude December Futures	11/2023	249		17,530	51	140	0

					$(1,593)	$2,562	$(405)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Corn December Futures	12/2023	162	$	(4,007)	$809	$273	$0
Nickel September Futures	09/2023	1		(123)	2	0	0

					$811	$273	$0

Total Futures Contracts					$(782)	$2,835	$(405)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,835	$0	$2,835	$(1)	$(405)	$0	$(406)

Cash of $9,685 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2023		$30	EUR	27	$0	$0

JPM	07/2023	CAD	200		$148	0	(3)
	08/2023	EUR	4		4	0	0
	08/2023		$8	EUR	7	0	0

RBC	07/2023	CAD	100		$74	0	(1)

RYL	08/2023	EUR	5		6	0	0
	08/2023		$14	EUR	13	0	0

SCX	08/2023	EUR	253		$279	2	0
	08/2023		$176	EUR	162	1	0

SOG	08/2023		3		3	0	0

Total Forward Foreign Currency Contracts						$3	$(4)

138	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CIB	Receive	PIMCODB Index(3)	22,397	0.000%	Monthly	02/15/2024	$4,206	$0	$(43)	$0	$(43)
GST	Receive	PIMCODB Index(4)	75,411	0.000%	Monthly	02/15/2024	7,335	(58)	(18)	0	(76)
JPM	Receive	JMABNIC5 Index(5)	29,696	0.000%	Monthly	02/15/2024	5,319	(25)	(5)	0	(30)
MAC	Receive	PIMCODB Index(6)	20,052	0.000%	Monthly	02/15/2024	3,646	0	(35)	0	(35)

Total Swap Agreements								$(83)	$(101)	$0	$(184)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CIB	$0	$0	$0	$0	$0	$0	$(43)	$(43)	$(43)	$0	$(43)
GST	0	0	0	0	0	0	(76)	(76)	(76)	111	35
JPM	0	0	0	0	(3)	0	(30)	(33)	(33)	0	(33)
MAC	0	0	0	0	0	0	(35)	(35)	(35)	0	(35)
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$3	$0	$0	$3	$(4)	$0	$(184)	$(188)

(h)

Securities with an aggregate market value of $111 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	The following table represents the individual positions within the total return swap as of June 30, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Brent Crude January 2024 Futures	13.5%	$566
Cocoa December 2023 Futures	3.9	164
Copper September 2023 Futures	2.8	116
Corn December 2023 Futures	3.5	147
Cotton No. 02 December 2023 Futures	1.6	69
Gas Oil November 2023 Futures	4.2	178
Gold 100 oz. December 2023 Futures	0.3	13
Hard Red Winter Wheat December 2023 Futures	3.0	125
New York Harbor ULSD November 2023 Futures	2.6	109
RBOB Gasoline November 2023 Futures	9.3	392
Silver December 2023 Futures	0.3	13
Soybean Meal December 2023 Futures	0.3	14
Soybean Oil December 2023 Futures	0.4	14
Soybeans November 2023 Futures	4.3	179
Sugar No. 11 March 2024 Futures	7.7	325
Wheat December 2023 Futures	0.1	5
WTI Crude November 2023 Futures	13.7	578

Total Long Futures Contracts		$3,007

Cash	28.5%	$1,199

Total Notional Amount		$4,206

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	139

Consolidated Schedule of Investments	PIMCO Commodity Strategy Active Exchange-Traded Fund	(Cont.)

(4)	The following table represents the individual positions within the total return swap as of June 30, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Brent Crude January 2024 Futures	20.5%	$1,501
Cocoa December 2023 Futures	6.1	444
Copper September 2023 Futures	0.0	3
Corn December 2023 Futures	0.1	4
Cotton No. 02 December 2023 Futures	0.0	2
Gas Oil November 2023 Futures	6.5	480
Gold 100 oz. December 2023 Futures	0.5	36
Hard Red Winter Wheat December 2023 Futures	0.1	3
New York Harbor ULSD November 2023 Futures	0.0	3
RBOB Gasoline November 2023 Futures	0.1	10
Silver December 2023 Futures	0.5	35
Soybean Meal December 2023 Futures	0.5	37
Soybean Oil December 2023 Futures	0.0	0
Soybeans November 2023 Futures	0.1	5
Sugar No. 11 March 2024 Futures	0.1	9
Wheat December 2023 Futures	0.0	0
WTI Crude November 2023 Futures	20.8	1,527

Total Long Futures Contracts		$4,099

Cash	44.1%	$3,236

Total Notional Amount		$7,335

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

(5)	The following table represents the individual positions within the total return swap as of June 30, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Brent Crude December 2023 Futures	27.8%	$1,480
Cotton No. 02 December 2023 Futures	0.0	1
Gas Oil November 2023 Futures	4.0	215
Gold 100 oz. August 2023 Futures	27.3	1,450
Live Cattle August 2023 Futures	0.1	5
LME - Copper August 2022 Futures	10.8	574
New York Harbor ULSD November 2023 Futures	0.1	3
Nickel August 2023 Futures	5.5	292
RBOB Gasoline November 2023 Futures	0.1	4
Silver September 2023 Futures	7.8	417
Soybean Meal December 2023 Futures	16.2	864
Soybeans November 2023 Futures	0.2	11
Sugar No. 11 October 2023 Futures	0.1	3

Total Long Futures Contracts		$5,319

Cash	0.0%	$0

Total Notional Amount		$5,319

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

(6)	The following table represents the individual positions within the total return swap as of June 30, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Brent Crude January 2024 Futures	13.5%	$491
Cocoa December 2023 Futures	3.9	142
Copper September 2023 Futures	2.8	101
Corn December 2023 Futures	3.5	127
Cotton No. 02 December 2023 Futures	1.6	60
Gas Oil November 2023 Futures	4.2	154
Gold 100 oz. December 2023 Futures	0.3	11
Hard Red Winter Wheat December 2023 Futures	3.0	108
New York Harbor ULSD November 2023 Futures	2.6	94
RBOB Gasoline November 2023 Futures	9.3	340
Silver December 2023 Futures	0.3	11
Soybean Meal December 2023 Futures	0.3	12
Soybean Oil December 2023 Futures	0.4	12
Soybeans November 2023 Futures	4.3	155
Sugar No. 11 March 2024 Futures	7.7	282
Wheat December 2023 Futures	0.1	5
WTI Crude November 2023 Futures	13.7	501

Total Long Futures Contracts		$2,606

Cash	28.5%	$1,040

Total Notional Amount		$3,646

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

140	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$2,835	$0	$0	$0	$0	$2,835

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

	$2,835	$0	$0	$3	$0	$2,838

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1	$0	$0	$0	$0	$1
Futures	405	0	0	0	0	405

	$406	$0	$0	$0	$0	$406

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4
Swap Agreements	184	0	0	0	0	184

	$184	$0	$0	$4	$0	$188

	$590	$0	$0	$4	$0	$594

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(374)	$0	$0	$0	$0	$(374)

Over the counter
Purchased Options	$12	$0	$0	$0	$0	$12
Swap Agreements	196	0	0	0	0	196

	$208	$0	$0	$0	$0	$208

	$(166)	$0	$0	$0	$0	$(166)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$8	$0	$0	$0	$0	$8
Futures	(782)	0	0	0	0	(782)

	$(774)	$0	$0	$0	$0	$(774)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1)	$0	$(1)
Swap Agreements	(100)	0	0	0	0	(100)

	$(100)	$0	$0	$(1)	$0	$(101)

	$(874)	$0	$0	$(1)	$0	$(875)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	141

Consolidated Schedule of Investments	PIMCO Commodity Strategy Active Exchange-Traded Fund	(Cont.)	June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$33,174	$0	$33,174
Industrials	0	9,320	0	9,320
Utilities	0	5,770	0	5,770
U.S. Government Agencies	0	300	0	300
Asset-Backed Securities	0	1,898	0	1,898
Sovereign Issues	0	4,596	0	4,596
Short-Term Instruments
Commercial Paper	1,790	43,145	0	44,935
Repurchase Agreements	0	170,400	0	170,400
U.S. Treasury Bills	0	111	0	111

Total Investments	$1,790	$268,714	$0	$270,504

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2,835	$0	$0	$2,835
Over the counter	0	3	0	3

	$2,835	$3	$0	$2,838

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(406)	0	0	(406)
Over the counter	0	(188)	0	(188)

	$(406)	$(188)	$0	$(594)

Total Financial Derivative Instruments	$2,429	$(185)	$0	$2,244

Totals	$4,219	$268,529	$0	$272,748

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

142	PIMCO ETF TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2023

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

The PIMCO Commodity Strategy Active Exchange-Traded Fund has established a Cayman Islands exempted company, the “Commodity Subsidiary”, which is wholly-owned and controlled by the Fund. See Note 15, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-

delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Funds may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Funds and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of June 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities

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Notes to Financial Statements	(Cont.)

denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Multisector Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	Monthly	Monthly

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Senior Loan Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Ultra Short Government Active Exchange-Traded Fund	Monthly	Monthly

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

PIMCO Commodity Strategy Active Exchange-Traded Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Funds may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the

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treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024.

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Notes to Financial Statements	(Cont.)

At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these

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purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Funds normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

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Notes to Financial Statements	(Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2023 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$12,399	$163,721	$(151,057)	$0	$0	$25,063	$1,193	$0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	22,909	(19,981)	0	0	2,928	96	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	3,879	48,281	(52,011)	0	0	149	53	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2023 (amounts in thousands†):

PIMCO Active Bond Exchange-Traded Fund

Underlying PIMCO Fund	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Senior Loan Active Exchange-Traded Fund	$0	$18,570	$0	$0	$257	$18,827	$70	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the

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underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

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Notes to Financial Statements	(Cont.)

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the

U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will

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expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  The PIMCO Senior Loan Active Exchange-Traded Fund entered into a 360-day liquidity loan facility agreement with State Street Bank & Trust Company. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of an overnight bank funding rate based on variable rate plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. As of June 30, 2023, if applicable, any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Interest and commitment and upfront fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statements of Operations. Legal costs related to the annual renewal of the line of credit are included in Miscellaneous Expenses on the Statements of Operations.

As of June 30, 2023, the maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment	Expiration Date	Commitment and Upfront Fees
$5,000,000	08/29/2023	$1,806

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the

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Notes to Financial Statements	(Cont.)

security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(e) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

PIMCO Senior Loan Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these

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instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash

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Notes to Financial Statements	(Cont.)

transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for

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the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate

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Notes to Financial Statements	(Cont.)

bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

New Fund	—	—	—	—	—	—	—	—	X	—	—	X	X	—

Small Fund	—	—	—	—	—	—	—	—	—	—	—	X	X	—

Senior Loan	—	—	—	—	—	—	—	—	—	—	—	—	X	—

Market Trading	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Security	—	X	X	X	—	—	—	—	—	—	—	—	—	—

Credit	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Collateralized Loan Obligations	—	—	—	—	—	—	—	—	—	—	—	—	X	—

High Yield	—	—	—	—	X	—	X	X	—	—	—	X	X	—

Market	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Municipal Bond		—	—	—	—	—	—	—	—	—	X	X	—	X

Issuer	—	—	—	—	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	—	—	X	X	X	X

Equity	—	—	—	—	—	—	X	—	—	—	—	—	X	—

Mortgage-Related and Other Asset Backed Securities	—	—	—	—	X	—	X	X	X	X	—	—	—	—

Foreign (Non-U.S.) Investment	—	—	—	—	X	X	X	X	X	X	—	—	X	—

Emerging Markets	—	—	—	—	X	X	X	X	—	—	—	—	—	—

Sovereign Debt	—	—	—	—	X	X	—	—	—	—	—	—	—	—

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Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

Currency	—	—	—	—	—	—	X	X	X	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Management and Tracking Error	X	X	X	X	X	X	—	—	—	—	—	—	—	—

Indexing	X	X	X	X	X	X	—	—	—	—	—	—	—	—

Management	—	—	—	—	—	—	X	X	X	X	X	X	X	X

Asset-Backed Securities	—	—	—	—	—	—	—	—	—	—	—	—	X	—

California State-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	—

New York State-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	—

Puerto Rico-Specific	—	—	—	—	—	—	—	—	—	—	—	X	—	—

Municipal Project-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	X

Short Exposure	—	—	—	—	—	—	X	X	X	—	—	—	X	—

Convertible Securities	—	—	—	—	—	—	X	—	—	—	—	—	—	—

Tax-Efficient Investing	—	—	—	—	—	—	X	X	—	—	—	—	—	—

Distribution Rate	—	—	—	—	—	—	X	X	—	—	—	—	—	—

Responsible Investing	—	—	—	—	—	—	—	—	X	—	—	—	—	—

LIBOR Transition	—	—	—	—	—	—	X	X	X	X	—	X	X	—

Futures Contract	—	—	—	—	—	—	—	—	X	X	—	—	—	—

Risks	PIMCO Multisector Bond Active Exchange- Traded Fund	PIMCO Preferred and Capital Securities Active Exchange- Traded Fund	PIMCO Ultra Short Government Active Exchange- Traded Fund	PIMCO Commodity Strategy Active Exchange- Traded Fund

New Fund	X	X	X	X

Small Fund	X	X	X	X

Senior Loan	—	—	—	—

Market Trading	X	X	X	X

Interest Rate	X	X	X	X

Call	X	X	X	X

Inflation-Indexed Security	—	—	—	—

Credit	X	X	X	X

Collateralized Loan Obligations	—	—	—	—

High Yield	X	X	—	—

Market	X	X	X	X

Municipal Bond	—	—	—	—

Issuer	X	X	—	X

Liquidity	X	X	—	X

Derivatives	X	X	—	X

Equity	X	X	—	—

Mortgage-Related and Other Asset Backed Securities	X	—	—	X

Foreign (Non-U.S.) Investment	X	X	—	X

Emerging Markets	X	X	—	—

Sovereign Debt	X	—	—	X

Currency	X	X	—	X

Leveraging	X	X	—	X

Management and Tracking Error	—	—	—	—

Indexing	—	—	—	—

Management	X	X	X	X

Asset-Backed Securities	—	—	—	—

California State-Specific	—	—	—	—

New York State-Specific	—	—	—	—

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Notes to Financial Statements	(Cont.)

Risks	PIMCO Multisector Bond Active Exchange- Traded Fund	PIMCO Preferred and Capital Securities Active Exchange- Traded Fund	PIMCO Ultra Short Government Active Exchange- Traded Fund	PIMCO Commodity Strategy Active Exchange- Traded Fund

Puerto Rico-Specific	—	—	—	—

Municipal Project-Specific	—	—	—	—

Short Exposure	X	X	—	X

Convertible Securities	—	—	—	—

Tax-Efficient Investing	—	—	—	—

Distribution Rate	—	—	—	—

Responsible Investing	—	—	—	—

LIBOR Transition	X	X	—	X

Futures Contract	—	—	—	—

Capital Securities	—	X	—	—

Preferred Securities	—	X	—	—

Concentration in Banking Industries	—	X	—	—

Contingent Convertible Securities	X	X	—	—

Commodity	—	—	—	X

Issuer Non-Diversification	—	—	—	X

Model	—	—	—	X

Tax	—	—	—	X

Subsidiary	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes the Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent the Fund invests in senior loans that are covenant-lite obligations, the Fund may have fewer rights against a borrower (e.g., covenant-lite obligations may contain fewer maintenance covenants than other obligations, or no maintenance covenants) and may have a greater risk of loss on such investments as compared to investments in traditional loans.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value, particularly during times of market stress.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

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Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Collateralized Loan Obligations Risk  is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange- traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or similar investments and/or adversely affect the value of derivatives or similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Asset-Backed Securities Risk  is the risk of investing in asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing

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Notes to Financial Statements	(Cont.)

reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Puerto Rico-Specific Risk  is the risk that by investing in Municipal Bonds issued by Puerto Rico or its instrumentalities, a Fund may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

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Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the future contract.

Capital Securities Risk  is the risk that the value of securities, which may be in the form of debt, equity or a hybrid thereof, issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the Fund will not be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk  is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk  is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems and international economic, political and regulatory developments. Investments in commodities can also present risks associated with delivery, custody, storage and maintenance, illiquidity, and the unavailability of accurate market valuations of the commodity.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future

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Notes to Financial Statements	(Cont.)

regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

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8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to

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Notes to Financial Statements	(Cont.)

terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

PIMCO Active Bond Exchange-Traded Fund(1)	0.55%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0.46%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(2)	0.36%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Multisector Bond Active Exchange-Traded Fund(3)	0.65%

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund(4)	0.49%

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund(6)	0.84%

PIMCO Senior Loan Active Exchange-Traded Fund(5)	0.70%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

Fund Name	Management Fee

PIMCO Ultra Short Government Active Exchange-Traded Fund	0.14%

PIMCO Commodity Strategy Active Exchange-Traded Fund(6)	0.79%

(1)

PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee in an amount equivalent to the Fund’s expenses or costs attributable to the SEC’s investigation and related settlement proceedings identified in Investment Advisers Act of 1940 Release No. 4577, dated December 1, 2016.

(2)	PIMCO has contractually agreed, through October 31, 2023, to waive its management fee by 0.12% of the average daily net assets attributable to the Fund.
(3)	PIMCO has contractually agreed, through October 31, 2025, to waive its management fee by 0.10% of the average daily net assets attributable to the Fund.
(4)	PIMCO has contractually agreed, through October 31, 2023, to waive its management fee by 0.10% of the average daily net assets attributable to the Fund.
(5)	PIMCO has contractually agreed, through October 31, 2023, to waive its management fee by 0.20% of the average daily net assets attributable to the Fund.
(6)	PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its management fee by 0.15% of the average daily net assets attributable to the Fund.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2023 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees, commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting

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principles. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2023, to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its Management Fee for the PIMCO Commodity Strategy Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee for the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2025, to waive or reduce its Management Fee for the PIMCO Multisector Bond Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee for the PIMCO Municipal Income Opportunities Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through January 18, 2024, to waive or reduce its Management Fee for the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee for the PIMCO Senior Loan Active Exchange-Traded Fund.

Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to October 31, 2020, PIMCO had contractually agreed to waive its management fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. Except for PIMCO Active Bond Exchange Traded Fund, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO as of June 30, 2023 were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	$150	$14	$21	$185

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	170	210	202	582

PIMCO Multisector Bond Active Exchange-Traded Fund	0	0	93	93

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0	108	56	164

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	0	0	130	130

PIMCO Senior Loan Active Exchange-Traded Fund	0	161	238	399

PIMCO Ultra Short Government Active Exchange-Traded Fund	0	0	38	38

PIMCO Commodity Strategy Active Exchange-Traded Fund	0	0	116	116

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)

(e) Acquired Fund Fees and Expenses  PIMCO has contractually agreed, through October 31, 2024, for the PIMCO Active Bond Exchange-Traded Fund to waive its Management Fee in an amount equal to the expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees of other series of the Trust indirectly incurred by the Fund’s investments in other series of the Trust. The waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee at the annual rate of 0.69% of its average daily net assets. PIMCO has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. PIMCO may not seek reimbursement from the Fund with respect to the management fees waived. The waiver, if any, is reflected on the Consolidated Statement of Operations as a component of Waiver and/ or Reimbursement by PIMCO. See Note 15, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended June 30, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$28,377	$1,167	$(362)

PIMCO Active Bond Exchange-Traded Fund	48,741	49,134	(8,442)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	34,730	17,358	(441)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,023	1,864	(39)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	71,707	599,400	(5,585)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	84,767	82,710	(6,683)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	3,676	3,206	(243)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	46,976	19,359	(882)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

168	PIMCO ETF TRUST

June 30, 2023

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$184,193	$203,761	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	292,655	335,729	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	29,889	55,636	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	390,121	401,086	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	9,869	0	526,509	458,034

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	52,702	21,185	153,085	97,677

PIMCO Active Bond Exchange-Traded Fund	12,787,035	12,091,345	538,884	988,894

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,253,730	1,144,524	400,517	675,839

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	7,300	11,646	43,231	75,043

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	422,207	1,138,393	2,153,966	5,347,578

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	4,688	0	598,482	390,047

PIMCO Multisector Bond Active Exchange-Traded Fund	39,739	11,520	15,086	0

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	375	0	65,689	42,312

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	2,818	0	102,358	12,616

PIMCO Senior Loan Active Exchange-Traded Fund	0	0	154,379	51,133

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	600	344,267	314,994

PIMCO Commodity Strategy Active Exchange-Traded Fund	300	0	15,539	400

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Multisector Bond-Active Exchange-Traded Fund	0	1	0%	31%

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	0	1	0%	18%

PIMCO Ultra Short Government Active Exchange- Traded Fund	0	1	0%	38%

14. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that a Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the custodian of the Funds. These standard transaction fees are not payable to the Funds, and therefore, generally do not impact the Funds’ financial statements. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below. To the extent a variable transaction fee is not charged, certain costs may be borne by a Fund.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

$ 500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

ANNUAL REPORT	|	JUNE 30, 2023	169

Notes to Financial Statements	(Cont.)

15. INVESTMENT TRANSACTIONS

For the period ended June 30, 2023, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$971,536	$378,765

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	197,345	883,902

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	308,787	209,095

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	170,682	216,015

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	912,346	944,789

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	452,454	300,358

PIMCO Multisector Bond Active Exchange-Traded Fund	24,209	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions which were executed in kind while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

16. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on January 19, 2023, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Commodity Strategy Active Exchange-Traded Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 6.3% of the Fund’s consolidated net assets.

17. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

18. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. As such, the Funds’ ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income.

170	PIMCO ETF TRUST

June 30, 2023

PIMCO Commodity Strategy Active Exchange-Traded Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, a Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s subpart F income, whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income and realized gains and mark-to-market gains will be subpart F income. PIMCO Commodity Strategy Active Exchange-Traded Fund’s recognition of its Subsidiary’s subpart F income will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to PIMCO Commodity Strategy Active Exchange-Traded Fund will be tax-free, to the extent of its previously undistributed subpart F income, and will correspondingly reduce PIMCO Commodity Strategy Active Exchange-Traded Fund’s tax basis in its Subsidiary. Subpart F income is generally treated by PIMCO Commodity Strategy Active Exchange-Traded Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains.

If a net loss is realized by Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to a Fund or if the Funds’ income from in the subsidiary is derived with respect to the Funds’ business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of PIMCO Commodity Strategy Active Exchange-Traded Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of a Fund’s commodity-linked investments, there would likely be a significant adverse impact on PIMCO Commodity Strategy Active Exchange-Traded Fund, including the possibility of failing to qualify as a regulated investment company. If PIMCO Commodity Strategy Active Exchange-Traded Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of PIMCO Commodity Strategy Active Exchange-Traded Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by PIMCO Commodity Strategy Active Exchange-Traded Fund or result in the inability of PIMCO Commodity Strategy Active Exchange-Traded Fund to operate as described in this Prospectus.

As of June 30, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$0	$8,237	$0	$(180,965)	$(5)	$(111,200)	$0	$0	$(283,933)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	1,723	0	(71,937)	(4)	(33,540)	0	0	(103,758)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	4,065	0	(243,474)	(4)	(40,176)	0	0	(279,589)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	872	0	(9,555)	(4)	(24,328)	0	0	(33,015)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	5,796	0	(62,180)	(13)	(222,327)	0	0	(278,724)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	2,675	0	(60,138)	(11)	(28,170)	0	0	(85,644)

PIMCO Active Bond Exchange-Traded Fund	0	0	0	(209,781)	(25)	(422,769)	0	(12,017)	(644,592)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	0	0	(20,614)	(8)	(74,501)	0	(3,261)	(98,384)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	481	0	(2,113)	0	(2,752)	0	0	(4,384)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	37,715	0	(96,093)	(7)	(244,298)	0	0	(302,683)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	3,059	0	0	244	(7)	(34,958)	0	0	(31,662)

PIMCO Multisector Bond Active Exchange-Traded Fund	0	88	0	(41)	0	(17)	0	0	30

ANNUAL REPORT	|	JUNE 30, 2023	171

Notes to Financial Statements	(Cont.)

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	$259	$0	$0	$692	$0	$(5,138)	$0	$0	$(4,187)

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	0	406	0	(2,317)	0	(1,065)	0	0	(2,976)

PIMCO Senior Loan Active Exchange-Traded Fund	0	968	0	659	0	(1,035)	0	0	592

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,458	0	0	(6,410)	(8)	(11,518)	0	0	(16,478)

PIMCO Ultra Short Government Active Exchange-Traded Fund	0	13	0	(1)	0	0	0	0	12

PIMCO Commodity Strategy Active Exchange-Traded Fund	0	246	0	(200)	0	(1)	0	0	45

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), interest accrued on defaulted securities, and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through June 30, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through June 30, 2023 and Ordinary losses realized during the period January 1, 2023 through June 30, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$31,458	$79,742

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9,877	23,663

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	19,631	20,545

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	21,392	2,936

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	50,373	171,954

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13,714	14,456

PIMCO Active Bond Exchange-Traded Fund	283,807	138,962

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	49,954	24,547

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,504	1,248

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	83,507	160,791

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	23,064	11,894

PIMCO Multisector Bond Active Exchange-Traded Fund	17	0

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	5,138	0

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	1,065	0

PIMCO Senior Loan Active Exchange-Traded Fund	983	52

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	5,525	5,993

PIMCO Ultra Short Government Active Exchange-Traded Fund	0	0

PIMCO Commodity Strategy Active Exchange-Traded Fund	1	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

172	PIMCO ETF TRUST

June 30, 2023

As of June 30, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,128,818	$145	$(181,111)	$(180,966)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	903,611	0	(71,937)	(71,937)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	911,143	0	(243,473)	(243,473)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	140,634	10	(9,564)	(9,554)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,233,329	6,670	(68,847)	(62,177)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	812,337	1,588	(61,727)	(60,139)

PIMCO Active Bond Exchange-Traded Fund	4,054,951	8,960	(218,738)	(209,778)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,097,839	1,903	(22,495)	(20,592)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	154,690	1,019	(3,135)	(2,116)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	9,469,713	9,979	(106,073)	(96,094)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	971,540	12,287	(12,043)	244

PIMCO Multisector Bond Active Exchange-Traded Fund	84,156	188	(229)	(41)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	70,200	1,645	(953)	692

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	93,905	675	(2,992)	(2,317)

PIMCO Senior Loan Active Exchange-Traded Fund	168,778	2,239	(1,580)	659

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	549,065	1,200	(7,611)	(6,411)

PIMCO Ultra Short Government Active Exchange-Traded Fund	17,902	0	(1)	(1)

PIMCO Commodity Strategy Active Exchange-Traded Fund	269,738	1,934	(2,136)	(202)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), interest accrued on defaulted securities, and controlled foreign corporation (CFC) transactions.

For the fiscal years ended June 30, 2023 and June 30, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2023				June 30, 2022

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$0	$17,750	$0	$0	$0	$6,660	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	43,653	0	0	0	69,174	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	33,083	0	0	0	42,424	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	11,385	0	0	0	13,350	907	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	74,597	0	0	0	64,850	0	0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	26,827	0	0	0	18,881	576	0

PIMCO Active Bond Exchange-Traded Fund	0	118,150	0	0	0	109,815	0	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	39,335	0	0	0	14,527	0	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	6,454	0	0	0	1,333	22	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	312,603	0	0	0	81,605	698	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	21,270	3,171	0	0	10,925	496	0	0

PIMCO Multisector Bond Active Exchange-Traded Fund	0	0	0	0	0	0	0	0

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	1,616	327	0	0	421	32	0	0

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	0	928	0	0	0	0	0	0

ANNUAL REPORT	|	JUNE 30, 2023	173

Notes to Financial Statements	(Cont.)	June 30, 2023

	June 30, 2023				June 30, 2022

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Senior Loan Active Exchange-Traded Fund	$0	$8,533	$0	$0	$0	$0	$0	$0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	9,832	1,820	0	0	2,751	390	0	0

PIMCO Ultra Short Government Active Exchange-Traded Fund	0	0	0	0	0	0	0	0

PIMCO Commodity Strategy Active Exchange-Traded Fund	0	0	0	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

174	PIMCO ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO ETF Trust and Shareholders of PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Multisector Bond Active Exchange-Traded Fund, PIMCO Municipal Income Opportunities Active Exchange-Traded Fund, PIMCO Preferred and Capital Securities Active Exchange-Traded Fund, PIMCO Senior Loan Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, PIMCO Ultra Short Government Active Exchange-Traded Fund and PIMCO Commodity Strategy Active Exchange-Traded Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting PIMCO ETF Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund(1)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund(1)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund(1)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund(1)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund(1)

PIMCO Active Bond Exchange-Traded Fund(1)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(1)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(2)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund(1)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund(1)

PIMCO Multisector Bond Active Exchange-Traded Fund(3)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund(4)

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund(5)

PIMCO Senior Loan Active Exchange-Traded Fund(6)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund(1)

PIMCO Ultra Short Government Active Exchange-Traded Fund(3)

PIMCO Commodity Strategy Active Exchange-Traded Fund(7)

(1)

Statement of assets and liabilities, including the schedule of investments, as of June 30, 2023, and the related statement of operations for the year ended June 30, 2023, statement of changes in net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023

(2)

Statement of assets and liabilities, including the schedule of investments, as of June 30, 2023, and the related statement of operations for the year ended June 30, 2023, statement of changes in net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for the years ended June 30, 2023, 2022, 2021 and the period from December 10, 2019 (inception date) through June 30, 2020

(3)

Statement of assets and liabilities, including the schedule of investments, as of June 30, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period June 21, 2023 (inception date) through June 30, 2023

(4)

Statement of assets and liabilities, including the schedule of investments, as of June 30, 2023, and the related statement of operations for the year ended June 30, 2023, and the statements of changes in net assets and the financial highlights for the year ended June 30, 2023 and for the period September 8, 2021 (inception date) through June 30, 2022

(5)

Statement of assets and liabilities, including the schedule of investments, as of June 30, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period January 18, 2023 (inception date) through June 30, 2023

ANNUAL REPORT	|	JUNE 30, 2023	175

Report of Independent Registered Public Accounting Firm	(Cont.)

(6)

Statement of assets and liabilities, including the schedule of investments, as of June 30, 2023, and the related statement of operations for the year ended June 30, 2023, and the statements of changes in net assets and the financial highlights for the year ended June 30, 2023 and for the period June 8, 2022 (inception date) through June 30, 2022

(7)

Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of June 30, 2023, and the related consolidated statements of operations and changes in net assets and the consolidated financial highlights for the period May 9, 2023 (inception date) through June 30, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2023

We have served as the auditor of one or more investment companies in PIMCO ETF Trust since 2009

176	PIMCO ETF TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	CIB	Canadian Imperial Bank of Commerce	NOM	Nomura Securities International, Inc.

BCY	Barclays Capital, Inc.	DEU	Deutsche Bank Securities, Inc.	RBC	Royal Bank of Canada

BMO	BMO Capital Markets Corporation	FICC	Fixed Income Clearing Corporation	RCY	Royal Bank of Canada

BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC	RDR	RBC Capital Markets LLC

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	RYL	NatWest Markets Plc

BPG	BNP Paribas Securities Corp.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

BRC	Barclays Bank PLC	MAC	Macquarie Bank Limited	TOR	The Toronto-Dominion Bank

BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

CBK	Citibank N.A.

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen

CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR06M	6 Month USD-LIBOR	SOFRINDX	Secured Overnight Financing Rate Index

CDX.IG	Credit Derivatives Index - Investment Grade	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	ICE 1-Month USD LIBOR

JMABNIC5	J.P. Morgan Custom Commodity Index	PIMCODB	PIMCO Custom Commodity Basket	US0003M	ICE 3-Month USD LIBOR

LIBOR01M	1 Month USD-LIBOR	PRIME	Daily US Prime Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	BHAC	Berkshire Hathaway Assurance Corporation	NPFGC	National Public Finance Guarantee Corp.

AMBAC	American Municipal Bond Assurance Corp.	FGIC	Financial Guaranty Insurance Co.	PSF	Public School Fund

BAM	Build America Mutual Assurance	FHA	Federal Housing Administration	Q-SBLF	Qualified School Bond Loan Fund

Other Abbreviations:

ABS	Asset-Backed Security	OIS	Overnight Index Swap	TBA	To-Be-Announced

ALT	Alternate Loan Trust	oz.	Ounce	TBD	To-Be-Determined

BABs	Build America Bonds	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding

CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate

DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

ANNUAL REPORT	|	JUNE 30, 2023	177

Federal Income Tax Information

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section  163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.00%	0.00%	$17,750	$0	$17,697

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	43,653	0	41,104

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	33,083	0	32,042

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	11,385	0	11,385

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.00%	0.00%	73,105	0	71,084

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.00%	0.00%	23,339	0	26,284

PIMCO Active Bond Exchange-Traded Fund	0.00%	0.00%	106,335	0	105,364

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0.00%	0.00%	36,582	0	35,137

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0.00%	0.00%	5,680	0	4,479

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.00%	0.00%	284,468	0	312,603

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.00%	0.00%	24,441	0	0

PIMCO Multisector Bond Active Exchange-Traded Fund	0.00%	0.00%	0	0	0

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0.00%	0.00%	1,943	0	0

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	39.15%	61.00%	649	0	0

PIMCO Senior Loan Active Exchange-Traded Fund	0.00%	0.00%	8,107	0	2,210

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.00%	0.00%	11,652	0	0

PIMCO Ultra Short Government Active Exchange-Traded Fund	0.00%	0.00%	0	0	0

PIMCO Commodity Strategy Active Exchange-Traded Fund	0.00%	0.00%	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

178	PIMCO ETF TRUST

(Unaudited)

Section  199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.00%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.00%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.00%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.00%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.00%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.00%

PIMCO Active Bond Exchange-Traded Fund	0.00%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0.00%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0.00%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.00%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.00%

PIMCO Multisector Bond Active Exchange-Traded Fund	0.00%

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0.00%

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	0.00%

PIMCO Senior Loan Active Exchange-Traded Fund	0.00%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.00%

PIMCO Ultra Short Government Active Exchange-Traded Fund	0.00%

PIMCO Commodity Strategy Active Exchange-Traded Fund	0.00%

ANNUAL REPORT	|	JUNE 30, 2023	179

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2023	$0.7300	$0.0000	$0.0000	$0.7300

PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

April 2023	$0.1000	$0.0000	$0.0000	$0.1000

May 2023	$0.1000	$0.0000	$0.0000	$0.1000

June 2023	$0.0500	$0.0000	$0.0000	$0.0500

PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

April 2023	$0.2100	$0.0000	$0.0000	$0.2100

May 2023	$0.3500	$0.0000	$0.0000	$0.3500

June 2023	$0.2400	$0.0000	$0.0000	$0.2400

PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

April 2023	$0.3932	$0.0000	$0.0068	$0.4000

May 2023	$0.3144	$0.0000	$0.0256	$0.3400

June 2023	$0.2600	$0.0000	$0.0000	$0.2600

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.4400	$0.0000	$0.0000	$0.4400

March 2023	$0.4500	$0.0000	$0.0000	$0.4500

April 2023	$0.4800	$0.0000	$0.0000	$0.4800

May 2023	$0.4800	$0.0000	$0.0000	$0.4800

June 2023	$0.5200	$0.0000	$0.0000	$0.5200

180	PIMCO ETF TRUST

(Unaudited)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.3300	$0.0000	$0.0000	$0.3300

March 2023	$0.3300	$0.0000	$0.0000	$0.3300

April 2023	$0.3300	$0.0000	$0.0000	$0.3300

May 2023	$0.3100	$0.0000	$0.0000	$0.3100

June 2023	$0.3400	$0.0000	$0.0000	$0.3400

PIMCO Active Bond Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.2800	$0.0000	$0.0000	$0.2800

March 2023	$0.2900	$0.0000	$0.0000	$0.2900

April 2023	$0.3000	$0.0000	$0.0000	$0.3000

May 2023	$0.2950	$0.0000	$0.0000	$0.2950

June 2023	$0.3100	$0.0000	$0.0000	$0.3100

PIMCO Enhanced Low Duration Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.2300	$0.0000	$0.0000	$0.2300

March 2023	$0.2700	$0.0000	$0.0000	$0.2700

April 2023	$0.3100	$0.0000	$0.0000	$0.3100

May 2023	$0.2850	$0.0000	$0.0000	$0.2850

June 2023	$0.3100	$0.0000	$0.0000	$0.3100

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.2800	$0.0000	$0.0000	$0.2800

March 2023	$0.2800	$0.0000	$0.0000	$0.2800

April 2023	$0.3500	$0.0000	$0.0000	$0.3500

May 2023	$0.3100	$0.0000	$0.0000	$0.3100

June 2023	$0.3400	$0.0000	$0.0000	$0.3400

PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.3300	$0.0000	$0.0000	$0.3300

March 2023	$0.3300	$0.0000	$0.0000	$0.3300

April 2023	$0.3900	$0.0000	$0.0000	$0.3900

May 2023	$0.3600	$0.0000	$0.0000	$0.3600

June 2023	$0.4100	$0.0000	$0.0000	$0.4100

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.1200	$0.0000	$0.0000	$0.1200

March 2023	$0.1350	$0.0000	$0.0000	$0.1350

April 2023	$0.1400	$0.0000	$0.0000	$0.1400

May 2023	$0.1200	$0.0000	$0.0000	$0.1200

June 2023	$0.1350	$0.0000	$0.0000	$0.1350

ANNUAL REPORT	|	JUNE 30, 2023	181

Distribution Information	(Cont.)	(Unaudited)

PIMCO Multisector Bond Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.1400	$0.0000	$0.0000	$0.1400

March 2023	$0.1355	$0.0000	$0.0000	$0.1355

April 2023	$0.1560	$0.0000	$0.0000	$0.1560

May 2023	$0.1320	$0.0000	$0.0000	$0.1320

June 2023	$0.1400	$0.0000	$0.0000	$0.1400

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.2200	$0.0000	$0.0000	$0.2200

April 2023	$0.2500	$0.0000	$0.0000	$0.2500

May 2023	$0.2100	$0.0000	$0.0000	$0.2100

June 2023	$0.1226	$0.0000	$0.0024	$0.1250

PIMCO Senior Loan Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.3500	$0.0000	$0.0000	$0.3500

March 2023	$0.3240	$0.0000	$0.0000	$0.3240

April 2023	$0.3800	$0.0000	$0.0000	$0.3800

May 2023	$0.3400	$0.0000	$0.0000	$0.3400

June 2023	$0.4000	$0.0000	$0.0000	$0.4000

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0000	$0.0000	$0.0000	$0.0000

February 2023	$0.0900	$0.0000	$0.0000	$0.0900

March 2023	$0.1050	$0.0000	$0.0000	$0.1050

April 2023	$0.1150	$0.0000	$0.0000	$0.1150

May 2023	$0.1000	$0.0000	$0.0000	$0.1000

June 2023	$0.1100	$0.0000	$0.0000	$0.1100

PIMCO Ultra Short Government Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO Commodity Strategy Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

May 2023	$0.0000	$0.0000	$0.0000	$0.0000

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

182	PIMCO ETF TRUST

Approval of Investment Management Agreement	(Unaudited)

Approval of the Investment Management Agreement for PIMCO Preferred and Capital Securities Active Exchange-Traded Fund, PIMCO Commodity Strategy Active Exchange-Traded Fund and PIMCO Multisector Bond Active Exchange-Traded Fund

At a meeting held on November 15-16, 2022, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved, for an initial two-year term, the Investment Management Agreement (the “PRFD Agreement”) between the Trust, on behalf of the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund (“PRFD”), and Pacific Investment Management Company LLC (“PIMCO”).

At a meeting held on February 7-8, 2023, the Board, including all of the Independent Trustees, considered and unanimously approved, for an initial two-year term, the Investment Management Agreement (the “CMDT Agreement”) between the Trust, on behalf of the PIMCO Commodity Strategy Active Exchange-Traded Fund (“CMDT”) and PIMCO. In addition, the Board considered and unanimously approved the investment management agreement between PIMCO and PIMCO Cayman Commodity Fund CMDT, Ltd., the wholly-owned subsidiary (the “Subsidiary”) of CMDT (the “Subsidiary Agreement”).

At a meeting held on May 16-17, 2023, the Board, including all of the Independent Trustees, considered and unanimously approved, for an initial two-year term, the Investment Management Agreement (the “PYLD Agreement” and, together with the together with the PRFD Agreement, CMDT Agreement and Subsidiary Agreement, the “Agreements”) between the Trust on behalf of the PIMCO Multisector Bond Active Exchange-Traded Fund (“PYLD”, together with PRFD and CMDT, the “New Funds”) and PIMCO.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO to the New Funds in connection with the November 15-16 2022, February 7-8, 2023 and May 16-17, 2023 meetings. The Trustees also considered information they had received from PIMCO in connection with the renewal of the Investment Management Agreement between PIMCO and the existing series of the Trust. The Board reviewed information relating to the proposed New Funds operations, including memoranda from PIMCO describing the New Funds, a term sheet detailing key features of each New Fund, fee comparisons for each New Fund from

Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance and fee and expense data, and memoranda from Dechert LLP describing the Trustees’ responsibilities in approving the Agreements. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to management fees and expense ratios of funds with investment objectives and policies similar to those of the New Funds.

With respect to the Subsidiary Agreement, the Trustees considered that CMDT may utilize its Subsidiary to execute its investment strategy and that PIMCO would provide investment advisory and administrative services to the Subsidiary pursuant to the Subsidiary Agreement in the same manner as it would for the CMDT under the CMDT Agreement. The Trustees also considered that, with respect to the Subsidiary, PIMCO would not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to CMDT would not be positively impacted as a result of the Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of the CMDT Agreement.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO encompassing a wide variety of topics, which included, among other things, comparative fee data prepared at the Board’s request by Broadridge. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide

ANNUAL REPORT	|	JUNE 30, 2023	183

Approval of Investment Management Agreement	(Cont.)

under the Agreements. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the New Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the New Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the New Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to other funds in the Trust and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services to be provided by PIMCO to the Subsidiary.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Agreements are likely to benefit the New Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services to be provided by PIMCO to the New Funds under the Agreements. The Board considered the terms of the Agreements, under which the Trust will pay for the supervisory and administrative services provided pursuant to that agreement under a unified fee. In return, PIMCO will provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Funds, including but not limited to audit, custodial, portfolio accounting, ordinary legal, transfer agency, exchange listing and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreements will continue to increase. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third-party service providers to assure that these service providers provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services proposed to be provided or procured by PIMCO under the Agreements are likely to benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information with respect to the New Funds.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the New Funds, it considered a number of factors, including, but not limited to, the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the impact of potential returns from different levels of fees, the competitive marketplace for financial products and the attractiveness of potential returns to prospective investors in the New Fund.

The Board reviewed the proposed management fees and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fees, the Board reviewed data from the Broadridge Report that compared the average and median management fees of other funds in a “Expense Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also compared each New Fund’s total expenses to other funds in the Expense Group provided by Broadridge and found that each New Fund’s total expenses to be reasonable.

The Board considered the New Funds’ unified fee structure, under which the New Funds would pay for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO will provide or procure such services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board considered that the unified fee would lead to fees for the New Funds that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of fees for the New Funds at competitive levels over the contract period even if the New Funds’ operating costs rise when assets remain flat or decrease. The Board concluded that the New Funds’ proposed management fees were reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on overall fund

184	PIMCO ETF TRUST

(Unaudited)

expenses that would be beneficial to the New Funds and their shareholders. The Board noted that each New Fund would be covered by a fee waiver agreement and an Expense Limitation Agreement that is designed to cap organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and trustee fees. In addition, the Board noted the fee waiver that was proposed to be put in place with respect to the management fee that might result from investments by CMDT in the Subsidiary.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the management fee to be charged by PIMCO and that the estimated total expenses of the New Funds are reasonable and approval of the Agreement would benefit shareholders of the Fund.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds had not yet commenced operations at the time the Agreements were considered, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Trustees considered that the unified fee provides inherent economies of scale because the New Funds’ unified fee would remain fixed even if the New Funds’ assets decline and/or operating costs rise. The Trustees also considered, unlike the New Funds’ proposed unified fee structure, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the New Funds to scale at inception instead of instituting breakpoints, PIMCO is effectively sharing economies of scale, if any, with shareholders before it realizes such benefits.

The Board concluded that the New Funds’ proposed cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the New Funds’ unified fee structure, by generally pricing the New Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the New Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third-party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Fund and its shareholders. The Board also noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Funds by PIMCO supported the approval of the Agreements. The Independent Trustees and the Board as a whole concluded that the New Fund Agreement was fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the fees that would be paid to PIMCO by the New Funds under the Agreements, and that the approval of the Agreements were in the best interests of the New Funds and their shareholders.

ANNUAL REPORT	|	JUNE 30, 2023	185

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 400-4ETF or visit the Funds’ website at www.pimcoetfs.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Funds and PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

186	PIMCO ETF TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(†)

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	JUNE 30, 2023	187

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(†)

Erik C. Brown (1967)*** Assistant Treasurer	02/2009 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

188	PIMCO ETF TRUST

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	JUNE 30, 2023	189

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO ETF Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2023.

190	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co

State Street Financial Center

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

State Street Bank & Trust Co

State Street Financial Center

One Congress Street, Suite 1

Boston, MA 02114-2016

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF3001AR_063023

(b)	Not applicable to the Registrant.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2023	$ 742,953
	June 30, 2022	$ 633,700

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2023	$ —
	June 30, 2022	$ —

(c)	Fiscal Year Ended	Tax Fees(2)
	June 30, 2023	$ —
	June 30, 2022	$ —

(d)	Fiscal Year Ended	All Other Fees(3)
	June 30, 2023	$ —
	June 30, 2022	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO ETF Trust (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2023	June 30, 2022
PIMCO ETF Trust	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	29,289,017	9,618,697

Totals	$29,289,017	$9,618,697

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy (Chair)

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 30, 2023

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	August 30, 2023